Lazard Funds Prospectus

May 1, 2019, As Revised December 13, 2019

	Shares				Shares
	Institutional	Open	R6		Institutional	Open	R6
Equity
Lazard Developing Markets Equity Portfolio	LDMIX	LDMOX	RLDMX	Lazard US Equity Focus Portfolio	LZUSX	LZUOX	RLUSX
Lazard Emerging Markets Core Equity Portfolio	ECEIX	ECEOX	RLEOX	Lazard US Realty Equity Portfolio	LREIX	LREOX	RLREX
Lazard Emerging Markets Equity Advantage Portfolio	LEAIX	LEAOX	READX	Lazard US Small-Mid Cap Equity Portfolio	LZSCX	LZCOX	RLSMX
Lazard Emerging Markets Equity Blend Portfolio	EMBIX	EMBOX	RLEBX
Lazard Emerging Markets Equity Portfolio	LZEMX	LZOEX	RLEMX	Fixed Income
Lazard Equity Franchise Portfolio	LZFIX	LZFOX	RLZFX	Lazard Emerging Markets Debt Portfolio	LEDIX	LEDOX	RLEDX
Lazard Global Equity Select Portfolio	GESIX	GESOX	RLGEX	Lazard Global Fixed Income Portfolio	LZGIX	LZGOX	RLGFX
Lazard Global Listed Infrastructure Portfolio	GLIFX	GLFOX	RLGLX
Lazard Global Strategic Equity Portfolio	LSTIX	LSTOX	RGSTX	Lazard US Corporate Income Portfolio	LZHYX	LZHOX	RLCIX
Lazard International Quality Growth Portfolio	ICMPX	OCMPX	RCMPX	Lazard US Short Duration Fixed Income Portfolio	UMNIX	UMNOX	RLSDX
Lazard International Equity Advantage Portfolio	IEAIX	IEAOX	RIADX
Lazard International Equity Concentrated Portfolio	LCNIX	LCNOX	RICNX	Multi-Asset
Lazard International Equity Portfolio	LZIEX	LZIOX	RLIEX	Lazard Global Dynamic Multi-Asset Portfolio	GDMIX	GDMOX	GDMAX
Lazard International Equity Select Portfolio	LZSIX	LZESX	RLIQX	Lazard Opportunistic Strategies Portfolio	LCAIX	LCAOX	RLCPX
Lazard International Equity Value Portfolio	IEVIX	IEVOX	REIVX	Lazard Real Assets and Pricing Opportunities Portfolio	RALIX	RALOX	RALYX
Lazard International Small Cap Equity Portfolio	LZISX	LZSMX	RLICX
Lazard International Strategic Equity Portfolio	LISIX	LISOX	RLITX	Alternatives
Lazard Managed Equity Volatility Portfolio	MEVIX	MEVOX	RMEVX	Lazard Enhanced Opportunities Portfolio	LEOIX	LEOOX	RLZEX
Lazard US Equity Concentrated Portfolio	LEVIX	LEVOX	RLUEX

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

The Securities and Exchange Commission and Commodity Futures Trading Commission have not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Lazard Funds Table of Contents

 Summary Section 2

 Lazard US Equity Concentrated Portfolio 2

 Lazard US Equity Focus Portfolio 6

 Lazard US Small-Mid Cap Equity Portfolio 10

 Lazard International Equity Portfolio 14

 Lazard International Equity Select Portfolio 18

 Lazard International Equity Advantage Portfolio 22

 Lazard International Equity Concentrated Portfolio 27

 Lazard International Quality Growth Portfolio 31

 Lazard International Equity Value Portfolio 34

 Lazard International Strategic Equity Portfolio 38

 Lazard International Small Cap Equity Portfolio 42

 Lazard Global Equity Select Portfolio 46

 Lazard Managed Equity Volatility Portfolio 50

 Lazard Global Strategic Equity Portfolio 55

 Lazard Equity Franchise Portfolio 59

 Lazard Emerging Markets Equity Portfolio 64

 Lazard Emerging Markets Core Equity Portfolio 68

 Lazard Emerging Markets Equity Advantage Portfolio 72

 Lazard Developing Markets Equity Portfolio 77

 Lazard Emerging Markets Equity Blend Portfolio 81

 Lazard Emerging Markets Debt Portfolio 86

 Lazard US Corporate Income Portfolio 92

 Lazard US Short Duration Fixed Income Portfolio 96

 Lazard Global Fixed Income Portfolio 102

 Lazard US Realty Equity Portfolio 108

 Lazard Global Listed Infrastructure Portfolio 115

 Lazard Real Assets and Pricing Opportunities Portfolio 120

 Lazard Enhanced Opportunities Portfolio 129

 Lazard Opportunistic Strategies Portfolio 136

 Lazard Global Dynamic Multi-Asset Portfolio 142

Carefully review this important section for information on the Portfolios’ investment objectives, fees and past performance and a summary of the Portfolios’ principal investment strategies and risks.
Investment Strategies and Investment Risks 149 Overview 149 Investment Strategies 149 Investment Risks 182 Glossary—Investment Risks 188	Review this section for additional information on the Portfolios’ investment strategies and risks.
Fund Management 202 Investment Manager 202 Portfolio Management 204 Biographical Information of Principal Portfolio Managers 206 Administrator 211 Distributor 212 Custodian 212	Review this section for details on the people and organizations who oversee the Portfolios.

 Shareholder Information 213

 General 213

 How to Buy Shares 215

 Distribution and Servicing Arrangements 218

 How to Sell Shares 219

 Investor Services 220

 General Policies 221

 Account Policies, Dividends and Taxes 222

Review this section for details on how shares are valued, how to purchase and sell shares and payments of dividends and distributions.
Financial Highlights 224	Review this section for recent financial information.
Other Performance of the Investment Manager 293
Back Cover	Where to learn more about the Portfolios.

Lazard Funds Summary Section

Lazard US Equity Concentrated Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.70%	.70%	.70%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.05%	.08%	1.46%
Acquired Fund Fees and Expenses	.01%	.01%	.01%
Total Annual Portfolio Operating Expenses	.76%	1.04%	2.17%
Fee Waiver and/or Expense Reimbursement*	—	—	1.41%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement**	.76%	1.04%	.76%

* To the extent the Total Annual Portfolio Operating Expenses of the R6 Shares of the Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), Lazard Asset Management LLC (the “Investment Manager”) has contractually agreed, until May 1, 2020, to bear the expenses of the R6 Shares in the amount of such excess. This expense limitation agreement will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

** Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are .75%, 1.03% and .75% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 78	$ 243	$ 422	$ 942
Open Shares	$ 106	$ 331	$ 574	$ 1,271
R6 Shares	$ 78	$ 264	$ 467	$ 1,052

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million. The Portfolio seeks to outperform broad-based securities market indices, such as the S&P 500® Index, the Russell 1000® Index and the Russell 3000® Index. The Investment Manager's philosophy employed for the Portfolio is based on value creation through its process of bottom-up stock selection, and the Investment Manager implements a disciplined portfolio construction process. The Investment Manager’s fundamental research seeks to identify investments typically featuring robust organic cash flow, balance sheet strength and operational flexibility.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Non-Diversification Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Concentration Risk. A Portfolio’s ability to concentrate its investments may be limited by applicable requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Equity Concentrated Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of broad measures of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q2 09	19.10%

Worst Quarter:
Q3 11	-17.12%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Russell 1000 Value/S&P 500 Linked Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the Russell 1000 Value Index for all periods through May 30, 2012 (when the Portfolio’s investment strategy changed) and the S&P 500 Index for all periods thereafter.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio
Institutional Shares:	9/30/05
Returns Before Taxes		-6.07%	8.18%	11.94%	7.23%

Returns After Taxes on Distributions		-8.47%	6.10%	10.37%	5.77%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-1.96%	6.10%	9.54%	5.49%
Open Shares (Returns Before Taxes)	9/30/05	-6.35%	7.83%	11.59%	6.91%
R6 Shares (Returns Before Taxes)	11/15/16	-6.08%			3.99%
S&P 500 Index		-4.38%	8.49%	13.12%	7.77%
(reflects no deduction for fees, expense or taxes)					(Institutional
					and Open)
					8.93%
					(R6)

Russell 1000 Value/S&P 500 Linked Index		-4.38%	8.49%	12.14%	7.01%
(reflects no deduction for fees, expense or taxes)					(Institutional
					and Open)
					N/A
					(R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Christopher H. Blake, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since May 2012.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since March 2011.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard US Equity Focus Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees*	.55%	.55%	.55%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.22%	1.38%	.31%

Total Annual Portfolio Operating Expenses	.77%	2.18%	.86%
Fee Waiver and/or Expense Reimbursement**	.07%	1.23%	.16%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.70%	.95%	.70%

* Restated to reflect current management fee.

** Reflects a contractual agreement by Lazard Asset Management LLC (the "Investment Manager") to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed ..70%, .95% and .70% of the average daily net assets of the Portfolio's Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds" and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund's Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 72	$ 239	$ 421	$ 948
Open Shares	$ 97	$ 563	$ 1,057	$ 2,417
R6 Shares	$ 72	$ 258	$ 461	$ 1,046

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US companies that the Investment Manager believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. The Portfolio typically invests in 20 to 30 companies with market capitalizations generally over $5 billion. Although the Portfolio generally focuses on large cap companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

Although the Portfolio is classified as "diversified" under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Focused Investing Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Equity Focus Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q2 09	16.46%

Worst Quarter:
Q3 11	-14.20%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio
Institutional Shares:	12/30/04
Returns Before Taxes		-3.12%	6.59%	11.54%	6.39%
Returns After Taxes on Distributions		-6.87%	3.93%	99.70%	4.97%
Returns After Taxes on Distributions and Sale of Portfolio Shares		0.39%	4.85%	9.42%	5.01%
Open Shares (Returns Before Taxes)	12/30/04	-3.40%	6.28%	11.21%	6.08%
R6 Shares (Returns Before Taxes)	5/19/14	-3.13%			6.59%
S&P 500 Index		-4.38%	8.49%	13.12%	7.53%
(reflects no deduction for fees, expense or taxes)					(Institutional
					and Open)
					8.64%
					(R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since December 2004.

H. Ross Seiden, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since May 2018.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since March 2011.

Ronald Temple, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since February 2009.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard US Small-Mid Cap Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.75%	.75%	.75%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.12%	.18%	.12%	*

Total Annual Portfolio Operating Expenses	.87%	1.18%	.87%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 89	$ 278	$ 482	$ 1,073
Open Shares	$ 120	$ 375	$ 649	$ 1,432
R6 Shares	$ 89	$ 278	$ 482	$ 1,073

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of small to mid cap US companies. Lazard Asset Management LLC (the “Investment Manager”) considers “small-mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500® Index (ranging from approximately $8.4 million to $25.5 billion as of March 29, 2019).

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small-mid cap US companies. The Investment Manager focuses on relative value in seeking to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap, mid cap and global research analysts.

The Portfolio may invest up to 20% of its assets in the securities of larger or smaller US or non-US companies.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Small-Mid Cap Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q2 09	28.30%

Worst Quarter:
Q3 11	-26.02%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio
Institutional Shares:	10/30/91
Returns Before Taxes		-13.27%	4.64%	13.05%	10.10%
Returns After Taxes on Distributions		-16.73%	1.30%	10.50%	7.57%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-6.06%	3.07%	10.37%	7.82%
Open Shares (Returns Before Taxes)	1/30/97	-13.49%	4.33%	12.71%	7.46%
R6 Shares (Returns Before Taxes)		-13.27%	4.64%	13.05%	10.10%
Russell 2500 Index		-10.00%	5.15%	13.15%	10.27%
(reflects no deduction for fees, expense or taxes)					(Institutional)
					8.71%
					(Open)
					10.27%
					(R6)

Russell 2000/2500 Linked Index		-10.00%	5.15%	13.15%	9.43%
(reflects no deduction for fees, expense or taxes)					(Institutional)
					7.88%
					(Open)
					9.43%
					(R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Daniel Breslin, portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity team, has been with the Portfolio since May 2007.

Michael DeBernardis, portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity and Global Small Cap Equity teams, has been with the Portfolio since October 2010.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since December 2014.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard International Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.75%	.75%	.75%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.06%	.06%	.06%

Total Annual Portfolio Operating Expenses	.81%	1.06%	.81%
Fee Waiver and/or Expense Reimbursement*	—	—	.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.81%	1.06%	.80%

*Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .85%, 1.10% and .80% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 83	$ 259	$ 450	$ 1,002
Open Shares	$ 108	$ 337	$ 585	$ 1,294
R6 Shares	$ 82	$ 258	$ 449	$ 1,001

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI® Europe, Australasia and Far East (“EAFE®”) Index (ranging from approximately $1.3 billion to $291.9 billion as of March 29, 2019) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries and may invest up to 15% of the Portfolio’s assets in securities of companies whose principal business activities are located in emerging market countries. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q2 09	21.90%

Worst Quarter:
Q3 11	-17.77%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio
Institutional Shares:	10/29/91
Returns Before Taxes		-13.61%	-0.23%	6.29%	5.42%
Returns After Taxes on Distributions		-14.89%	-0.56%	6.05%	4.65%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-6.74%	0.04%	5.32%	4.44%
Open Shares (Returns Before Taxes)	1/23/97	-13.83%	-0.49%	6.00%	4.14%
R6 Shares (Returns Before Taxes)	4/01/15	-13.62%			-0.67%
MSCI EAFE Index		-13.79%	0.53%	6.32%	4.85%
(reflects no deduction for fees, expense or taxes)					(Institutional)
					4.31%
					(Open)
					0.74%
					(R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Michael G. Fry, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since November 2005.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2003.

Kevin J. Matthews, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2013.

Michael Powers, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2003.

Giles Edwards, portfolio manager/analyst on various of the Investment Manager’s International teams, has been with the Portfolio since May 2019.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since January 1992.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard International Equity Select Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees*	.65%	.65%	.65%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.30%	.83%	.30%	**

Acquired Fund Fees and Expenses	.01%	.01%	.01%
Total Annual Portfolio Operating Expenses	.96%	1.74%	.96%
Fee Waiver and/or Expense Reimbursement***	.05%	.58%	.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement****	.91%	1.16%	.86%

* Restated to reflect current management fee.

** “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

*** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020 to the extent Total Annual Portfolio Operating Expenses exceed ..90%, 1.15% and .85% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, and from May 1, 2020 to May 1, 2029, to the extent Total Annual Portfolio Operating Expenses exceed 1.15%, 1.40% and 1.10% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively. All limitations on Total Annual Portfolio Operating Expenses are exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund's Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

**** Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are .90%, 1.15% and .85% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 93	$ 301	$ 526	$ 1,173
Open Shares	$ 118	$ 420	$ 743	$ 1,659
R6 Shares	$ 88	$ 296	$ 521	$ 1,169

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, including common stocks, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI All Country World Index ex-US (ranging from approximately $39.7 million to $291.9 billion as of March 29, 2019) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries, although the Portfolio may invest in securities of companies whose principal business activities are located in emerging market countries in an amount up to the current emerging markets component of the MSCI All Country World Index ex-US plus 15%. The allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Although the Portfolio is classified as “diversified” under the Investment Company Act of 1940, as amended, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio's foreign currency exposure.

Focused Investing Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Select Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q2 09	18.73%

Worst Quarter:
Q3 11	-17.57%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The MSCI Europe, Australasia and Far East (“EAFE®”)/All Country World Index ex-US Linked Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the MSCI EAFE

Index for all periods through June 30, 2010 (when the Portfolio’s primary index changed) and the MSCI All Country World Index ex-US for all periods thereafter.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio
Institutional Shares:	5/31/01
Returns Before Taxes		-14.90%	0.02%	5.47%	3.45%
Returns After Taxes on Distributions		-15.22%	-0.09%	5.31%	3.01%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-8.21%	0.23%	4.62%	3.14%
Open Shares (Returns Before Taxes)	5/31/01	-15.16%	-0.34%	5.13%	3.13%
R6 Shares (Returns Before Taxes)		-14.90%	0.02%	5.47%	3.45%
MSCI All Country World Index ex-US		-14.20%	0.67%	6.57%	4.82%
(reflects no deduction for fees, expense or taxes)

MSCI EAFE/ACWI ex-US Linked Index		-14.20%	0.67%	5.56%	3.77%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Michael G. Fry, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2010.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2003.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team and Head of the Emerging Markets Group, has been with the Portfolio since May 2010.

Kevin J. Matthews, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2010.

Michael Powers, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2003.

Giles Edwards, portfolio manager/analyst on various of the Investment Manager’s International teams, has been with the Portfolio since May 2019.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since May 2001.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard International Equity Advantage Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.65%	.65%	.65%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	6.95%	16.77%	6.95%	*

Total Annual Portfolio Operating Expenses	7.60%	17.67%	7.60%
Fee Waiver and/or Expense Reimbursement**	6.70%	16.52%	6.75%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.90%	1.15%	.85%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .90%, 1.15% and .85% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 92	$ 1,633	$ 3,096	$ 6,431
Open Shares	$ 117	$ 3,337	$ 5,793	$ 9,675
R6 Shares	$ 87	$ 1,834	$ 3,455	$ 7,008

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US and non-US companies. In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. The Portfolio management team selects investments for the Portfolio from a broad investment universe of non-US stocks and depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts, real estate investment trusts (“REITs”), warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Portfolio will typically invest the majority of its assets in securities of non-US developed market companies, using an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality. The Portfolio may invest across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The allocation of the Portfolio’s assets among countries and regions will vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest in exchange-traded open-end management investment companies (“ETFs”) and similar products, which generally pursue a passive index-based strategy.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

Quantitative Model Risk. The success of the Portfolio’s investment strategy depends largely upon the effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio's foreign currency exposure.

REIT Risk. REITs are subject to similar risks as an investment in a realty-related company. The risks related to investments in realty-related companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect the Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

ETF Risk. Shares of ETFs may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the Investment Company Act of 1940, as amended, in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the Securities and Exchange Commission on which the Portfolio may rely or an exemption is available.

Other Equity Securities Risk. Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Advantage Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q1 17	8.31%

Worst Quarter:
Q4 18	-13.25%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	5/29/15
Returns Before Taxes		-16.26%	-0.95%
Returns After Taxes on Distributions		-17.01%	-1.43%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-8.71%	-0.52%
Open Shares (Returns Before Taxes)	5/29/15	-16.52%	-1.25%
R6 Shares (Returns Before Taxes)		-16.26%	-0.95%
MSCI EAFE Index		-13.79%	-0.16%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Paul Moghtader, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Taras Ivanenko, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Ciprian Marin, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Craig Scholl, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Susanne Willumsen, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Alex Lai, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2019.

Jason Williams, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2019.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard International Equity Concentrated Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.80%	.80%	.80%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.23%	4.09%	.23%	*

Total Annual Portfolio Operating Expenses	1.03%	5.14%	1.03%
Fee Waiver and/or Expense Reimbursement**	.08%	3.94%	.13%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.95%	1.20%	.90%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .95%, 1.20% and .90% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 115	$ 359	$ 622	$ 1,375
Open Shares	$ 122	$ 1,188	$ 2,250	$ 4,894
R6 Shares	$ 115	$ 359	$ 622	$ 1,375

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies. The Portfolio has a concentrated portfolio of investments, typically investing in 20 to 30 securities of non-US companies, including those whose principal business activities are located in emerging market countries. The Investment Manager seeks to realize the Portfolio’s investment objective primarily through stock selection, investing in companies believed to have sustainably high or improving returns and trading at attractive valuations. In choosing stocks for the Portfolio, the Investment Manager generally looks for established companies in economically developed countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager also may invest the Portfolio’s assets in securities of companies domiciled in emerging market countries in an amount up to the current percentage of securities in the MSCI All Country World Index ex-US issued by companies domiciled in emerging market countries (26% as of March 31, 2019) plus 15%. The Portfolio may invest in securities of companies across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio's foreign currency exposure.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Non-Diversification Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Concentration Risk. A Portfolio’s ability to concentrate its investments may be limited by applicable requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Concentrated Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q1 17	7.85%

Worst Quarter:
Q3 15	-15.40%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	8/29/14
Returns Before Taxes		-16.20%	-2.20%
Returns After Taxes on Distributions		-16.88%	-2.48%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-8.73%	-1.50%
Open Shares (Returns Before Taxes)	8/29/14	-16.47%	-2.47%
R6 Shares (Returns Before Taxes)		-16.20%	-2.20%
MSCI All Country World Index ex-US		-14.20%	-0.37%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Kevin J. Matthews, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since August 2014.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since August 2014.

Michael G. Fry, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since August 2014.

Michael Powers, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since August 2014.

Giles Edwards, portfolio manager/analyst on various of the Investment Manager’s International teams, has been with the Portfolio since May 2019.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since August 2014.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard International Quality Growth Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.75%	.75%	.75%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses*	.20%	.20%	.20%

Total Annual Portfolio Operating Expenses	.95%	1.20%	.95%
Fee Waiver and/or Expense Reimbursement**	.10%	.10%	.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.85%	1.10%	.80%

* Other Expenses are based on estimated amounts for the current fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the "Investment Manager") to waive its fee and, if necessary, reimburse the Portfolio until December 31, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .85%, 1.10% and ..80% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds" and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Shares	$ 516	$ 1,157
Open Shares	$ 650	$ 1,446
R6 Shares	$ 511	$ 1,153

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio commenced investment operations on December 31, 2018, no portfolio turnover information is presented.

Principal Investment Strategies

The Portfolio invests primarily in equity securities of non-US companies, including those whose principal business activities are located in emerging countries.

The Investment Manager seeks to realize the Portfolio’s investment objective primarily by investing in companies that the Investment Manager considers to be quality growth businesses. By “quality” the Investment Manager means businesses that it believes can generate, and sustain, high levels of financial productivity (i.e., return on equity, return on capital and cash flow return on investment). The Investment Manager considers, among other factors deemed appropriate and relevant to a particular company, whether the company has a competitive advantage in its industry and if the Investment Manager believes the company can sustain its competitive advantage. The Investment Manager also looks for “growth” businesses that it believes can grow profits and cash flows by investing back into their business at similarly high rates of financial productivity.

The Portfolio may invest in securities of companies across the capitalization spectrum, but generally focuses on companies with a market capitalization of $3 billion or more.

Although the Portfolio is classified as “diversified” under the Investment Company Act of 1940, as amended, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Growth Investing Risk. The Portfolio invests in securities believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such securities may be more volatile than other securities because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Focused Investing Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

Because the Portfolio did not have a full calendar year of performance prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing the changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare to those of a broad measure of market performance. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Louis Florentin-Lee, portfolio manager/analyst on the Investment Manager’s Global Equity Select team, has been with the Portfolio since December 2018.

Barnaby Wilson, portfolio manager/analyst on various of the Investment Manager’s Global Equity teams, has been with the Portfolio since December 2018.

Robin O. Jones, portfolio manager/analyst on the Investment Manager’s International and Global Strategic Equity teams, has been with the Portfolio since December 2018.

Mark Little, portfolio manager/analyst on various of the Investment Manager’s International and Global Strategic Equity teams, has been with the Portfolio since December 2018.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard International Equity Value Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.80%	.80%	.80%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.54%	6.86%	.54%	*

Total Annual Portfolio Operating Expenses	1.34%	7.91%	1.34%
Fee Waiver and/or Expense Reimbursement**	.39%	6.71%	.44%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.95%	1.20%	.90%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until October 31, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .95%, 1.20% and .90% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds" and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Shares	$ 697	$ 1,579
Open Shares	$ 3,220	$ 6,612
R6 Shares	$ 692	$ 1,574

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the period from October 31, 2018 through December 31, 2018, the Portfolio's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies. The Portfolio has a concentrated portfolio of investments, typically investing in 20 to 30 securities of non-US companies, including those whose principal business activities are located in emerging market countries.

The Investment Manager seeks to realize the Portfolio’s investment objective primarily by investing in companies that the Investment Manager believes are undervalued and whose valuations will benefit from potential company-specific catalysts identified by the Investment Manager. For example, the Investment Manager may seek to invest in companies engaging in activities that the Investment Manager believes will improve the companies’ fundamentals, resolve circumstances that may be negatively affecting valuation and/or improve market and investor perceptions of the companies. The Investment Manager divides these catalysts into three main categories: self-help, positive changes in capital allocation and business simplifications.

• Self-Help – Many companies undertake self-directed initiatives intended to drive improvement in fundamentals regardless of macroeconomic conditions. These initiatives may range from large-scale corporate restructurings to smaller-scale cost-cutting programs. In many cases, new corporate management teams, changes to the board of directors and/or shifts in a company’s ownership structure are the impetus for self-help plans.

• Positive Changes in Capital Allocation – The Investment Manager believes companies seeking to address inefficient balance sheets often offer opportunities to add value to shareholders. The Portfolio seeks to invest in companies undertaking special capital returns, deleveraging programs and/or value-enhancing reinvestment or mergers and acquisitions. In-depth analysis of balance sheet and cash flow potential, as well as interviews with corporate management teams, helps the Investment Manager identify potential positive capital allocation change opportunities before they are reflected in equity prices.

• Business Simplifications – The simplification of organizational and ownership structures often enables corporate management to increase returns through more effective resource allocation and less operational distraction. Furthermore, monetization of hidden value within a company may occur as a result of asset sales, spin-offs or wind-downs.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio may invest in securities of companies across the capitalization spectrum. At times, the Portfolio may engage in active and frequent trading, which will increase portfolio turnover.

The Investment Manager may seek to hedge some or all foreign currency exposure in the Portfolio against movements relative to the US dollar by entering into foreign currency forward contracts, but the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Foreign Currency and Foreign Currency Hedging Risk. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager may not be able to accurately predict movements in exchange rates and there may be imperfect correlations between movements in exchange rates that could cause the Portfolio to incur significant losses. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Forward Currency Contracts Risk. Forward currency contracts may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risk of default by the counterparty to the contracts and can be illiquid. These contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market. Use of forward currency contracts, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Non-Diversification Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Concentration Risk. A Portfolio’s ability to concentrate its investments may be limited by applicable requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

Because the Portfolio did not have a full calendar year of performance prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing the changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare to those of a broad measure of market performance. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Mark Rooney, portfolio manager/analyst on the Investment Manager’s International Equity Value team, has been with the Portfolio since October 2018.

Erik Van Der Sande, portfolio manager/analyst on the Investment Manager’s International Equity Value team, has been with the Portfolio since October 2018.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard International Strategic Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.75%	.75%	.75%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.05%	.05%	.06%

Acquired Fund Fees and Expenses	.01%	.01%	.01%
Total Annual Portfolio Operating Expenses	.81%	1.06%	.82%
Fee Waiver and/or Expense Reimbursement*	—	—	.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.81%	1.06%	.81%

* To the extent the Total Annual Portfolio Operating Expenses of the R6 Shares of the Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), Lazard Asset Management LLC (the “Investment Manager”) has contractually agreed, until May 1, 2020, to bear the expenses of the R6 Shares in the amount of such excess. This expense limitation agreement will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 83	$ 259	$ 450	$ 1,002
Open Shares	$ 108	$ 337	$ 585	$ 1,294
R6 Shares	$ 83	$ 261	$ 454	$ 1,013

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies whose principal activities are located in countries represented by the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio also may invest up to

15% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The countries represented by the MSCI EAFE Index currently include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Although the Portfolio is classified as “diversified” under the Investment Company Act of 1940, as amended, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio's foreign currency exposure.

Focused Investing Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Strategic Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q2 09	23.21%

Worst Quarter:
Q3 11	-19.36%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	10/31/05
Returns Before Taxes		-10.35%	1.03%	8.06%	5.42%
Returns After Taxes on Distributions		-11.97%	0.42%	7.67%	4.88%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-4.72%	0.94%	6.74%	4.55%
Open Shares (Returns Before Taxes)	2/03/06	-10.55%	0.78%	7.78%	4.08%
R6 Shares (Returns Before Taxes)	1/19/15	-10.35%			1.68%
MSCI EAFE Index		-13.79%	0.53%	6.32%	3.50%
(reflects no deduction for fees, expense or taxes)					(Institutional)
					2.54%
					(Open)
					2.44%
					(R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Mark Little, portfolio manager/analyst on various of the Investment Manager’s International and Global Strategic Equity teams, has been with the Portfolio since October 2005.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since September 2008.

Robin O. Jones, portfolio manager/analyst on the Investment Manager’s International and Global Strategic Equity teams, has been with the Portfolio since May 2009.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since October 2005.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard International Small Cap Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.75%	.75%	.75%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.33%	.34%	.33%	*

Total Annual Portfolio Operating Expenses	1.08%	1.34%	1.08%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 110	$ 343	$ 595	$ 1,317
Open Shares	$ 136	$ 425	$ 734	$ 1,613
R6 Shares	$ 110	$ 343	$ 595	$ 1,317

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small non-US companies that Lazard Asset Management LLC (the “Investment Manager”) believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small non-US companies” to be those non-US companies with market capitalizations, at the time of initial purchase by the Portfolio, below $5 billion and above $300 million or in the range of companies included in the MSCI EAFE Small Cap Index (based on market capitalization of the Index as a whole, which ranged from approximately $32.3 million to $10.0 billion as of March 29, 2019).

In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-US companies that the Investment Manager believes have the potential for growth. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies.

The Portfolio may invest up to 25% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio's foreign currency exposure.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Small Cap Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q2 09	31.53%

Worst Quarter:
Q4 18	-20.34%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio
Institutional Shares:	12/01/93
Returns Before Taxes		-24.88%	0.85%	9.39%	6.27%
Returns After Taxes on Distributions		-25.78%	0.41%	9.09%	5.26%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-14.32%	0.71%	7.84%	5.40%
Open Shares (Returns Before Taxes)	2/13/97	-25.09%	0.58%	9.08%	5.74%
R6 Shares (Returns Before Taxes)		-24.88%	0.85%	9.39%	6.27%
MSCI EAFE Small Cap Index		-17.89%	3.06%	10.51%	5.30%
(reflects no deduction for fees, expense or taxes)					(Institutional)
					5.54%

(Open)
5.30%
(R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Edward Rosenfeld, portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams, has been with the Portfolio since May 2007.

Alex Ingham, portfolio manager/analyst on the Investment Manager’s Emerging Markets, International and Global Small Cap Equity teams, has been with the Portfolio since July 2012.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since December 1993.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Global Equity Select Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees*	.65%	.65%	.65%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.28%	1.75%	.28%	**

Total Annual Portfolio Operating Expenses	.93%	2.65%	.93%
Fee Waiver and/or Expense Reimbursement***	.03%	1.50%	.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.90%	1.15%	.85%

* Restated to reflect current management fee.

** “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

*** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed ..90%, 1.15% and .85% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 92	$ 293	$ 512	$ 1,140
Open Shares	$ 117	$ 681	$ 1,271	$ 2,872
R6 Shares	$ 87	$ 288	$ 507	$ 1,136

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of companies that the Investment Manager believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. In managing the Portfolio, the Investment Manager utilizes a flexible investment approach and engages in bottom-up, fundamental security analysis and selection. The Portfolio may invest in securities across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition, under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in non-US companies. The Investment Manager will allocate the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The Portfolio’s investments in non-US companies may include companies whose principal business activities are located in emerging market countries.

Although the Portfolio is classified as “diversified” under the Investment Company Act of 1940, as amended, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Focused Investing Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global Equity Select Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q1 17	8.17%

Worst Quarter:
Q4 18	-11.95%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	Life of Portfolio
Institutional Shares:	12/31/13
Returns Before Taxes		-7.12%	5.03%	5.03%
Returns After Taxes on Distributions		-7.76%	4.63%	4.63%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-3.66%	3.94%	3.94%
Open Shares (Returns Before Taxes)	12/31/13	-7.33%	4.73%	4.73%
R6 Shares (Returns Before Taxes)		-7.12%	5.03%	5.03%
MSCI All Country World Index		-9.42%	4.26%	4.26%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Louis Florentin-Lee, portfolio manager/analyst on the Investment Manager’s Global Equity Select team, has been with the Portfolio since December 2013.

Barnaby Wilson, portfolio manager/analyst on various of the Investment Manager’s Global Equity teams, has been with the Portfolio since October 2015.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since December 2013.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since December 2013.

Patrick Ryan, portfolio manager/analyst on various of the Investment Manager’s Global Equity teams, has been with the Portfolio since December 2013.

Ronald Temple, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since December 2013.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Managed Equity Volatility Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.60%	.60%	.60%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	1.04%	5.01%	1.04%	*

Total Annual Portfolio Operating Expenses	1.64%	5.86%	1.64%
Fee Waiver and/or Expense Reimbursement**	.89%	4.86%	.94%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.75%	1.00%	.70%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .75%, 1.00% and .70% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 167	$ 517	$ 892	$ 1,944
Open Shares	$ 102	$ 1,310	$ 2,498	$ 5,379
R6 Shares	$ 167	$ 517	$ 892	$ 1,944

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 122% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US and non-US companies. In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. Volatility, a risk measurement, measures the magnitude of fluctuations in the value of a financial instrument or index over time. The Investment Manager seeks to generate attractive risk-adjusted equity returns (returns after accounting for the risk taken to achieve those returns) while lowering portfolio volatility (up and down movements in the fund’s returns). The Investment Manager’s investment process is benchmark-unaware, which means that the Portfolio’s assets are not managed by reference to a benchmark index. The Investment Manager examines fundamental company information (such as financial statements) and seeks to identify high quality companies with sustainable operating performance in order to build a well-diversified global portfolio of common stocks. The Investment Manager performs an independent assessment of stock risk and also seeks to manage risk through diversification.

The Portfolio management team selects investments for the Portfolio from a broad investment universe of stocks and depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts, real estate investment trusts (“REITs”), warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Portfolio will typically focus on securities of developed market companies, using an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics and create a low volatility portfolio. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality. The Portfolio may invest across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest in exchange-traded open-end management investment companies ("ETFs") and similar products, which generally pursue a passive index-based strategy.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

Quantitative Model Risk. The success of the Portfolio’s investment strategy depends largely upon the effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Volatility Management Risk. While the Investment Manager generally will seek to achieve, over a full market cycle, the level of volatility in the Portfolio’s performance as described above, there can be no guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower depending on market conditions. In addition, the Investment Manager’s efforts to manage the Portfolio’s volatility can be expected, in a period of generally positive equity market returns, to reduce the Portfolio’s performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio's foreign currency exposure.

REIT Risk. REITs are subject to similar risks as an investment in a realty-related company. The risks related to investments in realty-related companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect the Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

ETF Risk. Shares of ETFs may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the Investment Company Act of 1940, as amended, in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the Securities and Exchange Commission on which the Portfolio may rely or an exemption is available.

Other Equity Securities Risk. Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Managed Equity Volatility Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q1 17	6.71%

Worst Quarter:
Q4 18	-9.88%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	5/29/15
Returns Before Taxes		-7.21%	4.27%
Returns After Taxes on Distributions		-7.60%	3.55%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-4.01%	3.22%
Open Shares (Returns Before Taxes)	5/29/15	-7.50%	3.93%
R6 Shares (Returns Before Taxes)		-7.21%	4.27%
MSCI World Index		-8.71%	3.54%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Paul Moghtader, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Taras Ivanenko, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Ciprian Marin, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Craig Scholl, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Susanne Willumsen, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Alex Lai, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2019.

Jason Williams, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2019.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Global Strategic Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.75%	.75%	.75%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	5.56%	12.95%	5.56%	*

Total Annual Portfolio Operating Expenses	6.31%	13.95%	6.31%
Fee Waiver and/or Expense Reimbursement**	5.31%	12.70%	5.36%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.25%	.95%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed 1.00%, 1.25% and .95% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 102	$ 1,397	$ 2,659	$ 5,671
Open Shares	$ 127	$ 2,769	$ 4,958	$ 8,932
R6 Shares	$ 97	$ 1,393	$ 2,655	$ 5,669

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager seeks to realize the Portfolio’s investment objective primarily through stock selection, investing in companies believed to have sustainably high or improving returns and trading at attractive valuations. The Portfolio may invest in securities of companies whose principal business activities are located in emerging market countries, and the allocation of the Portfolio’s assets to emerging market countries may vary from time to time. The Portfolio may invest in securities of companies across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition, under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in non-US companies. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Although the Portfolio is classified as “diversified” under the Investment Company Act of 1940, as amended, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio's foreign currency exposure.

Focused Investing Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global Strategic Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q4 17	6.24%

Worst Quarter:
Q4 18	-12.32%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	8/29/14
Returns Before Taxes		-9.16%	2.25%
Returns After Taxes on Distributions		-15.09%	-5.40%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-2.50%	1.02%
Open Shares (Returns Before Taxes)	8/29/14	-9.39%	1.93%
R6 Shares (Returns Before Taxes)		-9.16%	2.25%
MSCI All Country World Index		-9.42%	3.26%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Robin O. Jones, portfolio manager/analyst on the Investment Manager’s International and Global Strategic Equity teams, has been with the Portfolio since August 2014.

Mark Little, portfolio manager/analyst on various of the Investment Manager’s International and Global Strategic Equity teams, has been with the Portfolio since August 2014.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since August 2014.

Barnaby Wilson, portfolio manager/analyst on various of the Investment Manager’s Global Equity teams, has been with the Portfolio since August 2014.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Equity Franchise Portfolio

Investment Objective

The Portfolio seeks total return consisting of appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.80%	.80%	.80%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	2.62%	9.12%	2.62%	*

Total Annual Portfolio Operating Expenses	3.42%	10.17%	3.42%
Fee Waiver and/or Expense Reimbursement**	2.47%	8.97%	2.52%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.95%	1.20%	.90%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .95%, 1.20% and .90% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 97	$ 820	$ 1,566	$ 3,537
Open Shares	$ 122	$ 2,126	$ 3,928	$ 7,677
R6 Shares	$ 92	$ 815	$ 1,562	$ 3,533

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US and non-US companies, including those in emerging markets. The Portfolio normally invests in equity securities listed on a national or other recognized securities exchange of companies that the Investment Manager considers to have an “economic franchise,” meaning companies that have historically shown an ability to generate unleveraged returns, at or above their cost of capital, for long periods of time. The Investment Manager considers that strong business franchises are often able to accomplish this performance and status because of competitive advantages such as an established or recognized brand, proprietary intellectual property or other intangible assets or industry economics such as relatively high customer switching costs. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio may invest in the equity securities of any size company.

The Investment Manager may seek to hedge some or all foreign currency exposure in the Portfolio against movements relative to the US dollar by entering into foreign currency forward contracts, but the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Franchise Companies Risk. Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect franchise companies individually or across an industry and may negatively impact the Portfolio to a greater extent than if the Portfolio’s assets were invested more broadly in a number of types of companies.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Growth Investing Risk. The Portfolio invests in securities believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such securities may be more volatile than other securities because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Foreign Currency and Foreign Currency Hedging Risk. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager may not be able to accurately predict movements in exchange rates and there may be imperfect correlations between movements in exchange rates that could cause the Portfolio to incur significant losses. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Forward Currency Contracts Risk. Forward currency contracts may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risk of default by the counterparty to the contracts and can be illiquid. These contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market. Use of forward currency contracts, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-Diversification Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Equity Franchise Portfolio by showing the Portfolio’s performance for the first complete calendar year of operation compared to that of a broad measure of market performance. The bar chart shows the performance of the Portfolio’s Institutional Shares. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q3 18	4.02%

Worst Quarter:
Q4 18	-10.07%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	9/29/17
Returns Before Taxes		-5.10%	-0.85%
Returns After Taxes on Distributions		-8.47%	-3.74%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-2.46%	-1.54%
Open Shares (Returns Before Taxes)	9/29/17	-5.34%	-1.10%
R6 Shares (Returns Before Taxes)		-5.10%	-0.85%
MSCI World Index		-8.71%	-2.96%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Bertrand Cliquet, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

Matthew Landy, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

John Mulquiney, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

Warryn Robertson, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

This Portfolio is closed to investment by most new investors. See page 215 for more information.

Lazard Emerging Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.07%	.07%	.07%

Total Annual Portfolio Operating Expenses	1.07%	1.32%	1.07%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 109	$ 340	$ 590	$ 1,306
Open Shares	$ 134	$ 418	$ 723	$ 1,590
R6 Shares	$ 109	$ 340	$ 590	$ 1,306

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies whose principal activities are located in emerging market countries and that Lazard Asset Management LLC (the “Investment Manager”) believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. In addition to common stocks, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio's foreign currency exposure.

Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q2 09	34.12%

Worst Quarter:
Q3 11	-20.62%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio
Institutional Shares:	7/15/94
Returns Before Taxes		-18.09%	-0.67%	7.25%	6.20%
Returns After Taxes on Distributions		-18.12%	-0.88%	6.86%	5.44%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-10.05%	-0.18%	6.28%	5.31%
Open Shares (Returns Before Taxes)	1/08/97	-18.32%	-0.92%	6.94%	5.88%
R6 Shares (Returns Before Taxes)	1/19/15	-18.09%			0.12%

MSCI Emerging Markets Index	-14.58%	1.65%	8.02%	5.14%
(reflects no deduction for fees, expense or taxes)				(Institutional)
				5.65%
				(Open)
				2.62%
				(R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team and Head of the Emerging Markets Group, has been with the Portfolio since November 2001.

Rohit Chopra, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since May 2007.

Monika Shrestha, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since December 2014.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since July 1994.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Emerging Markets Core Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.18%	.75%	6.68%

Total Annual Portfolio Operating Expenses	1.18%	2.00%	7.68%
Fee Waiver and/or Expense Reimbursement*	—	.50%	6.52%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.18%	1.50%	1.16%

* Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed 1.25%, 1.50% and 1.20% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio. To the extent the Total Annual Portfolio Operating Expenses of the R6 Shares of the Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager has contractually agreed, until May 1, 2020, to bear the expenses of the R6 Shares in the amount of such excess. This expense limitation agreement will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 120	$ 375	$ 649	$ 1,432
Open Shares	$ 153	$ 579	$ 1,032	$ 2,287
R6 Shares	$ 118	$ 1,671	$ 3,141	$ 6,486

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

In managing the Portfolio, the Investment Manager utilizes a flexible, core investment approach and engages in bottom-up, fundamental security analysis and selection. The Investment Manager may consider a security’s growth or value potential in managing the Portfolio. The Portfolio may invest in securities across the capitalization spectrum, although it typically invests in securities of companies with a market capitalization of $300 million or more.

The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions. Emerging market countries include all countries not represented by the MSCI World Index. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries. In addition to common stocks, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio's foreign currency exposure.

Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

Small Cap Companies Risk. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Growth Investing Risk. The Portfolio invests in securities believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such securities may be more volatile than other securities because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Core Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q1 17	12.12%

Worst Quarter:
Q3 15	-15.43%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational for a full calendar year as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	Life of Portfolio
Institutional Shares:	10/31/13
Returns Before Taxes		-18.12%	1.03%	0.66%
Returns After Taxes on Distributions		-18.24%	0.98%	0.61%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-10.25%	0.95%	0.66%
Open Shares (Returns Before Taxes)	10/31/13	-18.43%	0.65%	0.30%
R6 Shares (Returns Before Taxes)	4/06/18	-18.12%	1.03%	0.66%
MSCI Emerging Markets Index		-14.58%	1.65%	1.02%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Stephen Russell, portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, has been with the Portfolio since October 2013.

Thomas Boyle, portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, has been with the Portfolio since October 2013.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Emerging Markets Equity Advantage Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.85%	.85%	.85%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	4.75%	6.99%	4.75%	*

Total Annual Portfolio Operating Expenses	5.60%	8.09%	5.60%
Fee Waiver and/or Expense Reimbursement**	4.50%	6.74%	4.55%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.35%	1.05%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed 1.10%, 1.35% and 1.05% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 112	$ 1,402	$ 2,660	$ 5,663
Open Shares	$ 137	$ 1,763	$ 3,290	$ 6,712
R6 Shares	$ 107	$ 1,398	$ 2,656	$ 5,661

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of emerging markets companies. In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. The Portfolio management team selects investments for the Portfolio from a broad investment universe of emerging market stocks and depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts, real estate investment trusts (“REITs”), warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Investment Manager uses an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality. The Portfolio may invest across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries. The allocation of the Portfolio’s assets among countries and regions will vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio considers a company to be “economically tied to emerging markets countries” if: (i) the company is organized under the laws of or domiciled in an emerging markets country or maintains its principal place of business in an emerging markets country; (ii) the securities of such company are traded principally in emerging markets countries; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries or that has at least 50% of its assets in emerging markets countries. The Portfolio considers emerging markets countries to be all countries: (i) included in the MSCI Emerging Markets Index; or (ii) not included in the MSCI World Index.

The Portfolio may invest in exchange-traded open-end management investment companies (“ETFs”) and similar products, which generally pursue a passive index-based strategy.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio's foreign currency exposure.

Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

Quantitative Model Risk. The success of the Portfolio’s investment strategy depends largely upon the effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

REIT Risk. REITs are subject to similar risks as an investment in a realty-related company. The risks related to investments in realty-related companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect the Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

ETF Risk. Shares of ETFs may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the Investment Company Act of 1940, as amended, in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the Securities and Exchange Commission on which the Portfolio may rely or an exemption is available.

Other Equity Securities Risk. Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Equity Advantage Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q1 17	12.74%

Worst Quarter:
Q4 18	-7.47%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	5/29/15
Returns Before Taxes		-16.23%	2.05%
Returns After Taxes on Distributions		-16.39%	1.83%

Returns After Taxes on Distributions and Sale of Portfolio Shares		-9.01%	1.78%
Open Shares (Returns Before Taxes)	5/29/15	-16.40%	1.77%
R6 Shares (Returns Before Taxes)		-16.23%	2.05%
MSCI Emerging Markets Index		-14.58%	1.35%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Paul Moghtader, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Taras Ivanenko, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Ciprian Marin, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Craig Scholl, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Susanne Willumsen, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Alex Lai, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2019.

Jason Williams, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2019.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Developing Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.14%	.26%	.14%	*

Total Annual Portfolio Operating Expenses	1.14%	1.51%	1.14%
Fee Waiver and/or Expense Reimbursement**	—	.01%	—
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.14%	1.50%	1.14%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed 1.25%, 1.50% and 1.20% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund's Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 116	$ 362	$ 628	$ 1,386
Open Shares	$ 153	$ 476	$ 823	$ 1,801
R6 Shares	$ 116	$ 362	$ 628	$ 1,386

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies whose principal activities are located in emerging market countries (also known as “developing markets”).

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection. The Investment Manager’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. The Investment Manager’s selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. In addition to common stocks, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Growth Investing Risk. The Portfolio invests in securities believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such securities may be more volatile than other securities because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Developing Markets Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q2 09	56.64%

Worst Quarter:
Q3 11	-28.53%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio
Institutional Shares:	9/30/08
Returns Before Taxes		-20.58%	0.13%	8.42%	3.83%
Returns After Taxes on Distributions		-20.59%	0.09%	7.79%	3.23%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-11.95%	0.24%	6.90%	3.03%
Open Shares (Returns Before Taxes)	9/30/08	-20.83%	-0.23%	8.07%	3.49%
R6 Shares (Returns Before Taxes)		-20.58%	0.13%	8.42%	3.83%
MSCI Emerging Markets Index		-14.58%	1.65%	8.02%	4.47%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Kevin O’Hare, portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, has been with the Portfolio since September 2008.

Peter Gillespie, portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, has been with the Portfolio since September 2008.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team and Head of the Emerging Markets Group, has been with the Portfolio since September 2008.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since September 2008.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Emerging Markets Equity Blend Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.15%	.28%	.15%	*

Total Annual Portfolio Operating Expenses	1.15%	1.53%	1.15%
Fee Waiver and/or Expense Reimbursement**	—	.03%	—
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.50%	1.15%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed 1.25%, 1.50% and 1.20% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 117	$ 365	$ 633	$ 1,398
Open Shares	$ 153	$ 480	$ 831	$ 1,821
R6 Shares	$ 117	$ 365	$ 633	$ 1,398

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Investment Manager allocates the Portfolio’s assets among various emerging markets equity strategies managed by the Investment Manager (and other emerging markets equity securities held in other strategies managed by the Investment Manager) in proportions consistent with the Investment Manager’s evaluation of various economic and other factors through quantitative and qualitative analysis. These proportions are changed from time to time without notice to shareholders, and at any given time the allocation to one strategy, region or country may comprise a substantial percentage of the Portfolio’s assets, or conversely, there may be no allocation to any such strategy, region or country. The Investment Manager will make allocation and securities selection decisions based on quantitative and qualitative analysis using a number of different tools, including proprietary software models. Quantitative analysis includes statistical analysis of portfolio risks, factor dependencies and trading tendencies. Qualitative analysis includes analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios. The Investment Manager may consider a security’s value or growth characteristics in selecting investments for the Portfolio and may invest in securities of any size or market capitalization.

The equity securities in which the Portfolio invests may be denominated in the US dollar, the Canadian dollar, the Euro, the Japanese yen, the Pound Sterling, or the local currency of the issuer. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. In addition to common stocks, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts. Emerging market countries include all countries not represented by the MSCI World Index. The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio's foreign currency exposure.

Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

Value Investing and Growth Investing Risks. The Portfolio invests a portion of its assets in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The Portfolio also invests a portion of its assets in securities believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such securities may be more volatile than other securities because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Quantitative Model Risk. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation between the investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Equity Blend Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q1 12	17.59%

Worst Quarter:
Q3 11	-24.35%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	Life of Portfolio
Institutional Shares:	5/28/10
Returns Before Taxes		-21.05%	-0.65%	1.35%
Returns After Taxes on Distributions		-21.16%	-0.76%	1.23%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-11.98%	-0.26%	1.22%
Open Shares (Returns Before Taxes)	5/28/10	-21.39%	-0.96%	1.04%
R6 Shares (Returns Before Taxes)		-21.05%	-0.65%	1.35%
MSCI Emerging Markets Index		-14.58%	1.65%	2.93%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since May 2010.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since May 2013.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team and Head of the Emerging Markets Group, has been with the Portfolio since May 2010.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Emerging Markets Debt Portfolio

Investment Objective

The Portfolio seeks total return from current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.75%	.75%	.75%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.18%	.62%	.19%

Total Annual Portfolio Operating Expenses	.93%	1.62%	.94%
Fee Waiver and/or Expense Reimbursement*	—	.47%	.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.93%	1.15%	.90%

* Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020 to the extent Total Annual Portfolio Operating Expenses exceed .95%, 1.15% and .90% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, and from May 1, 2020 to May 1, 2029, to the extent Total Annual Portfolio Operating Expenses exceed 1.10%, 1.35% and 1.05% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively. All limitations on Total Annual Portfolio Operating Expenses are exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund's Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio. To the extent the Total Annual Portfolio Operating Expenses of the R6 Shares of the Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager has contractually agreed, until May 1, 2020, to bear the expenses of the R6 Shares in the amount of such excess. This expense limitation agreement will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 95	$ 296	$ 515	$ 1,143
Open Shares	$ 122	$ 370	$ 638	$ 1,402
R6 Shares	$ 92	$ 287	$ 498	$ 1,108

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in debt securities issued or guaranteed by governments, government agencies or supranational bodies or companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds, convertible securities, commercial paper, collateralized debt obligations, short- and medium-term obligations and other fixed-income obligations, and may invest in money market instruments such as certificates of deposit. The securities in which the Portfolio invests may be denominated in the US dollar, the Canadian dollar, the Euro, the Japanese yen, the Pound Sterling, or the local currency of the issuer.

Under normal circumstances, the Portfolio invests at least 80% of its assets in debt securities that are economically tied to emerging market countries. Emerging market countries include all countries not represented by the MSCI World Index. The Portfolio currently intends to focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe, although the allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest without limitation in securities rated below investment grade (e.g., lower than Baa by Moody’s Investors Service, Inc. or lower than BBB by Standard & Poor’s Ratings Group) (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio may enter into futures contracts on US Treasury securities to seek to hedge the Portfolio’s exposure to the risk of rising interest rates on US Treasury securities embedded in the Portfolio’s emerging market debt securities (to a greater or lesser degree, depending on the currency in which the debt security is denominated). Similarly, the Portfolio also may enter into futures contracts on US Treasury securities in combination with a credit default swap that provides exposure to emerging markets debt securities, baskets of securities or indices.

The Portfolio may, but is not required to enter into forward currency contracts and credit default swaps, for hedging purposes or to seek to increase returns.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices.

Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the future.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities and other investments at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Non-Diversification Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, over-the-counter options on currencies, swap agreements and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in value of the related currency, interest rate, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Debt Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of broad measures of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q1 12	7.52%

Worst Quarter:
Q2 18	-8.99%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Global Diversified Index shown in the table is an unmanaged index created by the Investment Manager, and is a 50/50 blend of the JPMorgan Emerging Market Bond Index Global Diversified Index and the JPMorgan Government Bond Index—Emerging Markets Global Diversified Index.

	Inception Date	1 Year	5 Years	Life of Portfolio
Institutional Shares:	2/28/11
Returns Before Taxes		-7.45%	0.29%	1.68%
Returns After Taxes on Distributions		-9.63%	-0.99%	0.06%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-4.37%	-0.32%	0.65%
Open Shares (Returns Before Taxes)	2/28/11	-7.69%	-0.01%	1.38%
R6 Shares (Returns Before Taxes)	7/28/16	-7.24%		0.57%
JP Morgan EMBI Global Diversified Index		-4.26%	4.80%	5.44%
(reflects no deduction for fees, expense or taxes)				(Institutional
				and Open)
				1.48%
				(R6)

JPMorgan GBI-EM Global Diversified Index		-6.21%	-0.96%	-0.05%
(reflects no deduction for fees, expense or taxes)				(Institutional
				and Open)
				1.87%
				(R6)

Global Diversified Index		-5.15%	1.95%	2.73%
(reflects no deduction for fees, expense or taxes)				(Institutional
				and Open)
				1.74%
				(R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Arif T. Joshi, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since February 2011.

Denise S. Simon, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since February 2011.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard US Corporate Income Portfolio

Investment Objective

The Portfolio seeks maximum total return from a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.55%	.55%	.55%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.09%	.31%	4.07%

Acquired Fund Fees and Expenses	.02%	.02%	.02%
Total Annual Portfolio Operating Expenses	.66%	1.13%	4.64%
Fee Waiver and/or Expense Reimbursement*	.09%	.31%	4.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement**	.57%	.82%	.57%

* Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .55%, .80% and .55% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

** Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are .55%, .80% and .55% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 58	$ 202	$ 359	$ 814
Open Shares	$ 84	$ 328	$ 592	$ 1,347
R6 Shares	$ 58	$ 1,031	$ 2,010	$ 4,491

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-governmental issuers similar to corporations, which securities are tied economically to the US. The Portfolio typically invests a substantial portion of its assets, and may invest up to 100% of its assets, in securities rated, at the time of purchase, below investment grade by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and as low as C or Ca by S&P or Moody’s, respectively, or the unrated equivalent as determined by the Investment Manager (“junk bonds”); however, the Portfolio focuses such investments in below investment grade securities that may be considered “better quality” (i.e., rated B1 or higher by Moody’s, B+ or higher by S&P or the unrated equivalent as determined by the Investment Manager). The Portfolio may invest in dollar-denominated securities of non-US companies, including, to a limited extent, in emerging market companies.

Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio’s average weighted maturity is expected to range between two and ten years.

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks. The Portfolio is constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector.

The Portfolio may invest up to 20% of its assets in other securities which need not be fixed-income securities as described above and need not be tied economically to the US.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the future.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Corporate Income Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q2 09	13.08%

Worst Quarter:
Q3 11	-4.20%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio
Institutional Shares:	1/02/98
Returns Before Taxes		-2.73%	2.91%	8.07%	4.03%

Returns After Taxes on Distributions		-25.78%	0.41%	9.09%	5.26%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-16.00%	12.80%	53.50%	1.66%
Open Shares (Returns Before Taxes)	2/24/98	-2.78%	2.66%	7.77%	3.53%
R6 Shares (Returns Before Taxes)	11/03/16	-2.43%	N/A	N/A	1.80%
ICE BofAML BB-B US Cash Pay Non-Distressed High Yield® Index		-2.01%	3.96%	8.74%	6.12%
(reflects no deduction for fees, expense or taxes)					(Institutional)
					6.07%
					(Open)
					2.90%
					(R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jeffrey Clarke, portfolio manager/analyst on the Investment Manager’s US Fixed Income team, has been with the Portfolio since August 2017.

Eulogio (Joe) Ramos, portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since February 2016.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard US Short Duration Fixed Income Portfolio

Investment Objective

The Portfolio seeks total return and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.25%	.25%	.25%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.18%	37.50%	.18%	*

Total Annual Portfolio Operating Expenses	.43%	38.00%	.43%
Fee Waiver and/or Expense Reimbursement**	.03%	37.35%	.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.40%	.65%	.35%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .40%, .65% and .35% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 41	$ 135	$ 238	$ 539
Open Shares	$ 66	$ 5,596	$ 8,078	$ 9,827
R6 Shares	$ 36	$ 130	$ 233	$ 534

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 170% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed-securities.

These securities may have any type of interest rate payment terms, including fixed rate, adjustable rate or zero coupon features. Under normal circumstances, the Portfolio’s investment portfolio can be expected to have an average effective duration of three years or less. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio invests primarily in securities that are rated investment grade by one or more nationally recognized statistical rating organizations (or, if unrated, determined by the Investment Manager to be of comparable quality).

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research and analysis of features such as prepayment or call options, maturity, duration and coupon.

The Portfolio may invest up to 20% of its assets in other securities which need not be fixed-income securities of US issuers.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the future.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Adjustable rate or inflation-linked securities provide the Portfolio with a certain degree of protection against rises in interest rates or inflation rates, respectively, although adjustable rate securities will participate in any declines in interest rates and inflation-linked securities can also decline in value based on changes in the relevant periodic adjustment rate. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

Structured Products Risk. Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed-income securities and derivatives transactions. Derivatives transactions may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested, and they are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference assets, markets or rates. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Preferred Securities Risk. There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

• Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

• Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

• Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

• Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

• During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

• Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Government Securities Risk. Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Short Duration Fixed Income Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q2 12	1.22%

Worst Quarter:
Q2 13	-2.24%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The Portfolio changed its investment strategy on June 28, 2013. Prior to that that date, the Portfolio invested in US municipal securities and the performance prior to June 28, 2013 reflects that investment strategy.

	Inception Date	1 Year	5 Years	Life of Portfolio
Institutional Shares:	2/28/11
Returns Before Taxes		1.08%	0.67%	1.13%
Returns After Taxes on Distributions		0.26%	0.21%	0.60%
Returns After Taxes on Distributions and Sale of Portfolio Shares		0.63%	0.31%	0.66%
Open Shares (Returns Before Taxes)	2/28/11	0.88%	0.61%	0.98%
R6 Shares (Returns Before Taxes)		1.08%	0.67%	1.13%
Bank of America Merrill Lynch 1-3 Year US Treasury Index		1.59%	0.81%	0.81%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Eulogio (Joe) Ramos, portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since February 2011.

George Grimbilas, portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since February 2011.

John R. Senesac, Jr., portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since February 2011.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Global Fixed Income Portfolio

Investment Objective

The Portfolio seeks total return from current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.50%	.50%	.50%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	3.11%	37.67%	3.11%	*

Total Annual Portfolio Operating Expenses	3.61%	38.42%	3.61%
Fee Waiver and/or Expense Reimbursement**	2.91%	37.47%	2.96%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.70%	.95%	.65%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .70%, .95% and .65% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 72	$ 835	$ 1,620	$ 3,680
Open Shares	$ 100	$ 5,645	$ 8,103	$ 9,804
R6 Shares	$ 66	$ 830	$ 1,616	$ 3,676

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in Fixed Income Investments. “Fixed Income Investments” include all types of debt and income producing securities and other instruments, including bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, Eurodollar and

Yankee dollar instruments, money market instruments and foreign currency forward contracts, including non-deliverable forward contracts. Fixed Income Investments may be issued by US or foreign corporations or entities, including those with business activities located in emerging market countries; US or foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; US state and municipal governments; foreign governments and their political subdivisions; and supranational organizations (such as the World Bank).

In managing the Portfolio’s assets, the Investment Manager employs a relative value approach that is driven by its macroeconomic view of global interest rates, yield curves, sector spreads, and currencies, combined with an opportunistic, but disciplined, security selection process. The Investment Manager seeks to enhance the Portfolio’s total return by rotating investments through global bond and credit markets, maintaining or seeking exposure to foreign currencies in the discretion of the Investment Manager. The Investment Manager seeks to identify and exploit market inefficiencies (such as spread relationships between sectors in different countries, and undervalued or overlooked markets and securities) in seeking to achieve attractive risk-adjusted returns. The Investment Manager also seeks to identify investment opportunities with asymmetric risk/reward characteristics in seeking to enhance portfolio performance and mitigate risk.

The Portfolio’s currency exposure generally is managed relative to that of the Bloomberg Barclays Global Aggregate® Index—Unhedged in US dollar terms, and tactical exposures to non-US dollar currencies are based on the Investment Manager’s fundamental macroeconomic outlook, technical factors and the Investment Manager’s desired market positioning.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in issuers organized or located outside the US or doing a substantial amount of business outside the US, securities denominated in a foreign currency or foreign currency forward contracts. The Investment Manager allocates the Portfolio’s assets among various regions, countries and currencies, including the United States and the US dollar (but in no less than three different countries or currencies). The Portfolio may invest in securities of issuers with business activities located in emerging market countries or denominated in an emerging market currency.

The Portfolio may invest up to 15% of its assets in securities that are rated below investment grade (e.g., lower than Baa by Moody’s Investors Service, Inc. or lower than BBB by Standard & Poor’s Ratings Group) (“junk bonds”) or the unrated equivalent as determined by the Investment Manager. There are no restrictions on the Portfolio’s average portfolio maturity or duration or on the maturities of the individual debt and income producing securities and other instruments in which it may invest. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio may, but is not required to, use derivative instruments that are part of its primary investment strategy, such as forward currency contracts, for hedging purposes.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the future.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate or inflation-linked securities provide the Portfolio with a certain degree of protection against rises in interest rates or inflation rates, respectively, although adjustable rate securities will participate in any declines in interest rates and inflation-linked securities can also decline in value based on changes in the relevant periodic adjustment rate. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

Structured Products Risk. Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed-income securities and derivatives transactions. Derivatives transactions may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested, and they are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference assets, markets or rates. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities and other investments at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, structured products and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global Fixed Income Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q1 16	5.14%

Worst Quarter:
Q4 16	-7.01%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	Life of Portfolio
Institutional Shares:	3/30/12
Returns Before Taxes		-2.06%	0.34%	0.11%
Returns After Taxes on Distributions		-29.80%	-0.30%	-0.46%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-12.10%	-0.01%	-0.15%

Open Shares (Returns Before Taxes)	3/30/12	-2.31%	0.05%	-0.19%
R6 Shares (Returns Before Taxes)		-2.06%	0.34%	0.11%
Bloomberg Barclays Global Aggregate Index		-1.20%	1.08%	0.91%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Yvette Klevan, portfolio manager/analyst on the Investment Manager’s Global Fixed Income team, has been with the Portfolio since March 2012.

Jared Daniels, portfolio manager/analyst on the Investment Manager’s Global Fixed Income team, has been with the Portfolio since March 2012.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard US Realty Equity Portfolio

Investment Objective

The Portfolio’s primary investment objective is long-term capital appreciation, with current income, including interest and dividends from portfolio securities, as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.75%	.75%	.75%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.34%	.29%	.34%	*

Total Annual Portfolio Operating Expenses	1.09%	1.29%	1.09%
Fee Waiver and/or Expense Reimbursement**	.09%	—	.14%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.29%	.95%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2029, to the extent Total Annual Portfolio Operating Expenses exceed 1.00%, 1.30% and 0.95% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund's Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 102	$ 318	$ 552	$ 1,225
Open Shares	$ 131	$ 409	$ 708	$ 1,556
R6 Shares	$ 97	$ 303	$ 525	$ 1,166

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of US Realty Companies (defined below), as well as certain synthetic instruments related to US Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in US Realty Companies and may include warrants, rights, options and shares of exchange-traded open-end management investment companies (“ETFs”).

The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to net asset value ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, real estate investment trusts (“REITs”), real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in initial public offerings (“IPOs”).

The Portfolio also may invest up to 20% of its assets in equity and fixed-income securities and instruments of companies or entities (which need not be US Realty Companies), including, but not limited to, securities of non-US companies and other investment companies.

The Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by a nationally recognized statistical rating organization, or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

In addition to purchasing options, the Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Preferred Securities Risk. There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

• Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

• Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

• Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

• Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

• During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

• Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

Other Equity Securities Risk. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

Realty Companies Risk. Since the Portfolio focuses its investments in Realty Companies, the Portfolio could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of non-Realty Companies traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Internal Revenue Code of 1986, as amended. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the Portfolio generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-Diversification Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the future.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Options Risk. Writing options on securities and indexes, including for hedging purposes, may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested, and may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. Writing options is subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security or index. As such, a small commitment to written options could potentially have a relatively large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Over-the-counter options purchased on securities and indexes are subject to the risk of default by the counterparty and can be illiquid.

Investment Companies and ETF Risk. Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other investment companies and ETFs in which the Portfolio invests.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, structured products and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

IPO Shares Risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio’s asset base increases, IPOs may have a diminished effect on the Portfolio’s performance.

Performance Bar Chart and Table
Year-by-Year Total Returns for Open Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Realty Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The Portfolio commenced operations after all of the assets of an investment company advised by Grubb & Ellis Alesco Global Advisors, LLC, Grubb & Ellis AGA U.S. Realty Fund (the “Predecessor Realty Equity Fund”), were transferred to the Portfolio in exchange for Open Shares of the Portfolio in a tax-free reorganization on September 23, 2011. The bar chart shows how the performance of the Portfolio’s Open Shares (or the Predecessor Realty Equity Fund’s Class A shares, prior to September 23, 2011) has varied from year to year over the past 10 calendar years. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q3 09	36.29%

Worst Quarter:
Q3 11	-17.99%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Open Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio
Open Shares:	12/31/08
Returns Before Taxes		-8.06%	6.33%	14.74%	14.74%
Returns After Taxes on Distributions		-9.11%	4.66%	11.93%	11.93%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-4.42%	4.59%	11.33%	11.32%
Institutional Shares (Returns Before Taxes)	9/26/11	-7.77%	6.63%	N/A	10.37%
R6 Shares (Returns Before Taxes)		-7.77%	6.63%	N/A	10.37%
MSCI US REIT Index		-5.83%	6.43%	N/A	8.60%
(reflects no deduction for fees, expense or taxes)					(Institutional)
					10.75%
					(Open)
					8.60%
					(R6)

MSCI USA IMI Core Real Estate Index		-4.33%	N/A	N/A	N/A
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jay P. Leupp, portfolio manager/analyst on the Investment Manager's Global Real Estate Securities team, has been with the Portfolio since December 2008.

Christopher Hartung, a portfolio manager/analyst on the Investment Manager's Global Real Estate Securities team, has been with the Portfolio since September 2018.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Global Listed Infrastructure Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.90%	.90%	.90%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.05%	.05%	.05%	*

Acquired Fund Fees and Expenses	.01%	.01%	.01%	*
Total Annual Portfolio Operating Expenses**	.96%	1.21%	.96%

* Based on estimated amounts for the current fiscal year, using amounts for Institutional Shares from the last fiscal year.

** Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses are .95%, 1.20% and .95% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 98	$ 306	$ 531	$ 1,178
Open Shares	$ 123	$ 384	$ 665	$ 1,466
R6 Shares	$ 98	$ 306	$ 531	$ 1,178

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of infrastructure companies and concentrates its investments in industries represented by infrastructure companies. Lazard Asset Management LLC (the “Investment Manager”) focuses on companies with a minimum market capitalization of $250 million that own physical infrastructure and which the Investment Manager believes are undervalued.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, with securities listed on a national or other recognized securities exchange.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in infrastructure companies organized or located outside the US or doing a substantial amount of business outside the US. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The Portfolio may invest in equity securities of companies with some business activities located in emerging market countries.

The Investment Manager generally seeks to substantially hedge foreign currency exposure in the Portfolio against movements relative to the US dollar by entering into foreign currency forward contracts, although the Portfolio’s total foreign currency exposure may not be fully hedged at all times.

Although the Portfolio is classified as “diversified” under the Investment Company Act of 1940, as amended, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Infrastructure Companies Risk. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation, and service interruption due to environmental, operational or other mishaps.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Foreign Currency and Foreign Currency Hedging Risk. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager may not be able to accurately predict movements in exchange rates and there may be imperfect correlations between movements in exchange rates that could cause the Portfolio to incur significant losses. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Forward Currency Contracts Risk. Forward currency contracts may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risk of default by the counterparty to the contracts and can be illiquid. These contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market. Use of forward currency contracts, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Focused Investing Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global Listed Infrastructure Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of broad measures of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q3 10	12.17%

Worst Quarter:
Q3 11	-9.85%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The Global Listed Infrastructure Index (USD Hedged) is an index created by the Portfolio’s Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® Index (USD Hedged) for all periods thereafter. The Global Listed Infrastructure Index (USD Hedged) will be replaced with the MSCI World Core Infrastructure Index (Hedged). The Investment Manager believes that the new index is an appropriate alternative to the prior index.

	Inception Date	1 Year	5 Years	Life of Portfolio
Institutional Shares:	12/31/09
Returns Before Taxes		-3.73%	10.38%	11.05%
Returns After Taxes on Distributions		-6.39%	7.74%	9.28%
Returns After Taxes on Distributions and Sale of Portfolio Shares		0.15%	7.72%	8.81%
Open Shares (Returns Before Taxes)	12/31/09	-3.98%	10.09%	10.72%
R6 Shares (Returns Before Taxes)		-3.73%	10.38%	11.05%
MSCI World Core Infrastructure Index (USD Hedged)		0.52%	9.08%	8.38%
(reflects no deduction for fees, expense or taxes)
Global Listed Infrastructure Index (USD Hedged)		2.56%	9.38%	9.04%
(reflects no deduction for fees, expense or taxes)
MSCI World Index		-8.71%	4.56%	7.61%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Bertrand Cliquet, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

Matthew Landy, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since March 2016.

John Mulquiney, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since December 2009.

Warryn Robertson, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since December 2009.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Real Assets and Pricing Opportunities Portfolio

Investment Objective

The Portfolio seeks total return consisting of appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.70%	.70%	.70%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	1.34%	12.77%	1.34%	*

Acquired Fund Fees and Expenses	.02%	.02%	.02%	*
Total Annual Portfolio Operating Expenses	2.06%	13.74%	2.06%
Fee Waiver and/or Expense Reimbursement**	1.14%	12.57%	1.19%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement***	.92%	1.17%	.87%

* Based on estimated amounts for the current fiscal year, using amounts for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .90%, 1.15% and .85% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

*** Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are .90%, 1.15% and .85% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 94	$ 535	$ 1,003	$ 2,299
Open Shares	$ 119	$ 2,729	$ 4,902	$ 8,875
R6 Shares	$ 89	$ 531	$ 999	$ 2,295

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its assets in real assets and pricing opportunities investments, including instruments providing exposure to such investments (such as derivative instruments).

“Real assets” are considered by the Portfolio to be:

(i) assets that have physical properties, such as:

• natural resources, such as energy and materials (e.g., metals and mining, paper and forestry and chemicals)

• real estate, such as real estate investment trusts (“REITs”) and real estate operating companies (“Real Estate Investments”)

• equipment and industrials, such as tools, hardware, machinery and other industrial components

• infrastructure, such as utilities, transport, communications, pipelines, seaports, airports and toll roads

• commodities, such as physical commodities with tangible properties such as gas, oil, metals, livestock or agricultural products

(ii) companies that own or derive a significant portion of their value from such assets listed above or the production thereof; and (iii) inflation-indexed securities.

“Pricing opportunities” investments are made in companies that the Investment Manager believes may perform well during periods of high inflation. Such companies may include those in the consumer discretionary, consumer staples, health care, information technology and telecommunications services sectors.

Allocation of the Portfolio’s assets by the Investment Manager among these real assets categories and pricing opportunities sectors will vary, and over time exposures to new categories and sectors may be added or exposures to existing categories and sectors may be eliminated.

The Portfolio may invest in a mix of equity and fixed income securities of US and non-US companies, including emerging markets companies, as well as commodity-linked and other derivative instruments. In addition to investing in inflation-indexed fixed income securities (which may be of any credit quality or maturity), the Portfolio may invest in fixed income securities, typically government securities (which may be of various maturities), in connection with the Portfolio’s derivatives exposures (i.e., a type of margin or collateral). The Portfolio’s investments in fixed income securities also may include securities which, at the time of purchase, are rated below “investment grade” by a nationally recognized statistical rating organization, or the unrated equivalent as determined by the Investment Manager (“junk bonds”). The Portfolio also may invest in exchange-traded open-end management investment companies (“ETFs”) and similar products such as exchange-traded notes (“ETNs”), which generally pursue a passive index-based strategy. The Portfolio may invest in companies of any market capitalization.

The Portfolio may gain exposure to the commodity markets by investing up to 25% of the Portfolio’s total assets in a wholly-owned subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”), which invests mainly in commodity-linked derivative instruments (including, but not limited to, futures contracts, options and total return swaps) and fixed income securities, typically government securities, in connection with the Subsidiary’s derivatives exposures (i.e., a type of margin or collateral).

The Investment Manager’s process for selecting investments for the Portfolio may include a variety of approaches, such a fundamental, bottom-up analysis, qualitative evaluations and quantitative models or a combination of these or other approaches. The process used will usually vary for different types of real assets categories, or category subsets.

In addition, the Portfolio may, but is not required to (1) enter into futures contracts; forward currency contracts; equity, total return, interest rate, credit default and currency swap agreements; (2) write put and call options on securities (including ETFs), indexes and currencies; and (3) invest in structured notes, in each case for hedging purposes or to seek to increase returns, including as a substitute for a direct investment in securities. When the Portfolio or the Subsidiary enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions, in accordance with applicable regulations.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among real assets categories. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Natural Resources Risk. Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

Real Estate Investments Risk. The Portfolio’s investments in Real Estate Investments could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, Real Estate Investments could lead to investment results that may be significantly different from investments in other real assets categories or investments in the broader securities markets.

The risks related to investments in Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of other types of stocks traded on national exchanges, which may affect the Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Internal Revenue Code of 1986, as amended. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the Portfolio generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

Infrastructure Companies Risk. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation, and service interruption due to environmental, operational or other mishaps.

Commodities-Related Investments Risk. Exposure to the commodities markets may subject the Portfolio and the Subsidiary to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments.

Inflation-Indexed Security Risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the Portfolio may be required to make annual distributions to shareholders that exceed the cash the Portfolio received, which may cause the Portfolio to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the future.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivatives transactions.

Government Securities Risk. Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Quantitative Model Risk. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities and other investments at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including ETFs), indexes and currencies, structured notes and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the reference asset, index or rate. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. The same risks, as applicable, apply to derivatives transactions by the Subsidiary.

ETFs and Similar Products Risk. Shares of ETFs and similar products such as ETNs in which the Portfolio may invest may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs, ETNs and similar products may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. The Portfolio’s investments in ETFs and similar products are subject to the risks of investments made by the ETFs and similar products, as well as to the general risks of investing in ETFs and similar products. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and similar products in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs, ETNs are not registered investment companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

Tax Status Risk. Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to the Portfolio for purposes of qualification as a “regulated investment company” for federal income tax purposes. Without such qualification, the Portfolio could be subject to tax. The tax treatment of some of the Portfolio’s investments in the Subsidiary and commodity-linked derivatives may be adversely affected by future legislation, regulations of the US Treasury Department or guidance issued by the Internal Revenue Service, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

Subsidiary Risk. The Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments (described elsewhere in this Prospectus).

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Real Assets and Pricing Opportunities Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q4 17	3.47%

Worst Quarter:
Q4 18	-7.23%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The Real Assets Custom Index shown in the table is an unmanaged index created by the Investment Manager, and is comprised of 20% MSCI World (Net) Index, 20% MSCI World Core Infrastructure USD Hedged Index, 20% MSCI ACWI IMI Core Real Estate Index, 20% Bloomberg Barclays Commodity Total Return Index and 20% Bloomberg Barclays World Government Inflation-Linked 1-10 Year USD Hedged Index. The Portfolio considers the Real Assets Index to be a more suitable benchmark to compare the Portfolio’s performance given the Portfolio’s investment policies than the 70% MSCI World (Hedged USD) Index/30% Barclays World Inflation Linked Bonds (Hedged USD) Index. Performance of the 70/30 Index will not be shown in the future.

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	12/30/16
Returns Before Taxes		-7.55%	0.79%
Returns After Taxes on Distributions		-8.77%	-0.24%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-3.80%	0.48%
Open Shares (Returns Before Taxes)	1/09/17	-7.79%	0.39%
R6 Shares (Returns Before Taxes)		-7.55%	0.79%
MSCI World Index		-8.71%	5.71%
(reflects no deduction for fees, expense or taxes)			(Institutional)
			4.98%
			(Open)
			5.71%
			(R6)

70% MSCI World (USD Hedged) Index / 30% Barclays World Inflation-Linked Bond (USD Hedged) Index		-4.41%	4.61%
(reflects no deduction for fees, expense or taxes)			(Institutional)
			4.14%
			(Open)
			4.61%
			(R6)
Real Assets Custom Index		-4.92%	2.83%
(reflects no deduction for fees, expense or taxes)			(Institutional)
			2.63%
			(Open)
			2.83%
			(R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since December 2016.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since December 2016.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Enhanced Opportunities Portfolio

Investment Objective

The Portfolio seeks current income and long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.95%	.95%	.95%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses
Dividend Expenses on Securities Sold Short[2]	.44%	.44%	.44%	[1]
Borrowing Expenses on Securities Sold Short[3]	.65%	.65%	.65%	[1]
Remainder of Other Expenses	1.74%	12.19%	1.74%	[1]
Total Other Expenses	2.83%	13.28%	2.83%	[1]
Acquired Fund Fees and Expenses	.09%	.09%	.09%
Total Annual Portfolio Operating Expenses	3.87%	14.57%	3.87%
Fee Waiver and/or Expense Reimbursement[4]	1.44%	11.89%	1.49%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	2.43%	2.68%	2.38%

1 Based on estimated amounts for the current fiscal year, using amounts for Institutional Shares for the last fiscal year.

2 When there is a cash dividend declared on a security the Portfolio has borrowed to sell short, the Portfolio pays the lender an amount equal to the dividend and this payment is recorded as an expense.

3 Net borrowing expenses on securities sold short, in which the Portfolio may receive income or be charged a fee on the borrowed securities.

4 Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020 to the extent Total Annual Portfolio Operating Expenses exceed 1.25%, 1.50% and 1.20% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

5 Excluding Dividend Expenses on Securities Sold Short and Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.25%, 1.50% and 1.20% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 259	$ 1,117	$ 1,989	$ 4,235
Open Shares	$ 349	$ 3,173	$ 5,436	$ 9,316
R6 Shares	$ 254	$ 1,112	$ 1,985	$ 4,232

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 312% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective over a full market cycle through a hedged strategy investing primarily in convertible fixed income and preferred securities (including those rated below investment grade (“junk”)). The strategy utilizes a relative value approach, focusing on convertible securities that are considered to have low volatility. It is expected that the Portfolio will invest primarily in small and mid cap companies. The Portfolio also will utilize selective strategy level and position level hedges, primarily through short selling and derivatives, seeking to minimize macro risk (equity and credit) and interest rate risk. The Portfolio may invest in convertible debt and preferred securities of any maturity and any quality. Convertible securities held in the Portfolio generally are expected to have maturities between three and seven years at the time of investment, or between five and seven years if invested at issuance. Preferred securities generally are of perpetual maturities, callable at various points determined by the issuer. The Portfolio management team utilizes bottom up fundamental credit, equity and quantitative analysis in conjunction with top down macroeconomic analysis to identify individual securities believed to offer compelling value versus comparable risk return.

The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

Although the Portfolio’s investment focus is US companies, the Portfolio also may invest in non-US companies, including depositary receipts and shares. At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in convertible fixed income and preferred securities and/or take short positions and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit.

The Portfolio may invest in exchange-traded open-end management investment companies (“ETFs”) and similar products, which generally pursue a passive index-based strategy.

In addition, the Portfolio may, but is not required to (1) enter into futures and forward currency contracts and equity, interest rate, credit default and currency swap agreements; and (2) write put and call options on securities (including ETFs), indexes and currencies, in each case for hedging purposes or to seek to increase returns.

It is expected that the Portfolio will buy and sell securities, and take short positions in securities, frequently in connection with implementing its investment strategy.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Short Position Risk. Short positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Convertible Securities Risk. The market value of convertible securities may perform like that of non-convertible fixed income securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the future.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate or inflation-linked securities provide the Portfolio with a certain degree of protection against rises in interest rates or inflation rates, respectively, although adjustable rate securities will participate in any declines in interest rates and inflation-linked securities can also decline in value based on changes in the relevant periodic adjustment rate. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Preferred Securities Risk. There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

• Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

• Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

• Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

• Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

• During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

• Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related security, interest rate, index, commodity, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Counterparty Credit Risk. The Portfolio’s investment strategy is dependent on counterparties to its securities borrowing transactions in connection with short sales of securities and counterparties to derivatives transactions. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Leverage Risk. The use of leverage, which the Portfolio’s strategy entails, may magnify the Portfolio’s gains or losses.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Market Direction Risk. Since the Portfolio will typically hold both long and short positions, an investment in the Portfolio will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Portfolio’s results will suffer both when there is a general market advance and the Portfolio holds significant “short” positions, or when there is a general market decline and the Portfolio holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Non-Diversification Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

ETF Risk. Shares of ETFs may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the Investment Company Act of 1940, as amended, in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the Securities and Exchange Commission on which the Portfolio may rely or an exemption is available.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Enhanced Opportunities Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q3 16	2.33%

Worst Quarter:
Q4 18	-2.70%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	12/31/14
Returns Before Taxes		-1.43%	1.46%
Returns After Taxes on Distributions		-2.41%	-0.99%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-0.81%	0.06%
Open Shares (Returns Before Taxes)	12/31/14	-1.68%	1.20%
R6 Shares (Returns Before Taxes)		-1.43%	1.46%
ICE BofAML U.S. Convertible ex Mandatory Index		0.65%	6.05%
(reflects no deduction for fees, expense or taxes)

HFRX Global Hedge Fund Index		-7.01%	-0.67%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Sean Reynolds, a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams, has been with the Portfolio since December 2014.

Frank Bianco, a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams, has been with the Portfolio since December 2014.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Opportunistic Strategies Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.15%	2.97%	.15%	*

Acquired Fund Fees and Expenses	.37%	.37%	.37%	*
Total Annual Portfolio Operating Expenses	1.52%	4.59%	1.52%
Fee Waiver and/or Expense Reimbursement**	.13%	2.95%	.13%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement***	1.39%	1.64%	1.39%

* Based on estimated amounts for the current fiscal year, using amounts for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed 1.02%, 1.27% and 1.02% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

*** Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.02%, 1.27% and 1.02% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 142	$ 468	$ 817	$ 1,801
Open Shares	$ 167	$ 1,119	$ 2,080	$ 4,516
R6 Shares	$ 142	$ 468	$ 817	$ 1,801

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 227% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio utilizes an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to stocks, bonds, commodities and other investments.

The Portfolio invests primarily in exchange-traded open-end management investment companies (“ETFs”) and similar products, which generally pursue a passive index-based strategy, as well as actively managed closed-end management investment companies (“closed-end funds”) and exchange-traded notes (“ETNs” and collectively with ETFs and closed-end funds, “Underlying Funds”). ETFs and ETNs in which the Portfolio may invest include both ETFs and ETNs designed to correlate directly with an index and ETFs and ETNs designed to correlate inversely with an index and may include actively-managed ETFs. The Portfolio, through Underlying Funds in which it invests, may invest in non-US companies (including those in emerging markets), and the Portfolio also may invest directly in equity and debt securities in addition to its investments in Underlying Funds. The Portfolio’s investment portfolio is concentrated in a relatively small number of holdings (generally 10 to 30). Investors can invest directly in Underlying Funds and do not need to invest in Underlying Funds through mutual funds or separately managed accounts.

The Portfolio may, but is not required to (1) enter into equity, total return and currency swap agreements; futures contracts and options on futures contracts (including with respect to index and commodities); and forward currency contracts; and (2) write put and covered call options on securities (including ETFs and ETNs), indexes and currencies, in each case for hedging purposes or to seek to increase returns, including as a substitute for purchasing an Underlying Fund.

The Portfolio may, but is not required to, effect short sales of securities. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

Although the Portfolio is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Underlying Funds Risk. Shares of ETFs and closed-end funds in which the Portfolio invests may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent net asset value. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. The Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the Securities and Exchange Commission on which the Portfolio may rely or an exemption is available.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the future.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Focused Investing Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Short Position Risk. Short positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Opportunistic Strategies Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of broad measures of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q2 09	14.66%

Worst Quarter:
Q4 18	-12.77%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate Index.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio
Institutional Shares:	3/26/08
Returns Before Taxes		-12.72%	1.69%	5.99%	2.94%
Returns After Taxes on Distributions		-14.06%	0.12%	4.65%	1.62%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-6.85%	0.86%	4.10%	1.90%
Open Shares (Returns Before Taxes)	3/31/08	-13.05%	1.28%	5.60%	2.62%
R6 Shares (Returns Before Taxes)		-12.72%	1.69%	5.99%	2.94%
MSCI World Index		-8.71%	4.56%	9.67%	4.66%
(reflects no deduction for fees, expense or taxes)					(Institutional)
					4.71%
					(Open)
					4.66%
					(R6)

Global Asset Allocation Blended Index		-4.99%	3.88%	7.48%	4.64%
(reflects no deduction for fees, expense or taxes)					(Institutional)
					4.66%
					(Open)
					4.64%

(R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since February 2017.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since February 2017.

Thomas McManus, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since February 2017.

Kim Tilley, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since February 2017.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Summary Section

Lazard Global Dynamic Multi-Asset Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.80%	.80%	.80%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.54%	3.15%	.54%	*

Total Annual Portfolio Operating Expenses	1.34%	4.20%	1.34%
Fee Waiver and/or Expense Reimbursement**	.44%	3.05%	.44%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.90%	1.15%	.90%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .90%, 1.15% and .90% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 92	$ 381	$ 692	$ 1,574
Open Shares	$ 117	$ 997	$ 1,890	$ 4,187
R6 Shares	$ 92	$ 381	$ 692	$ 1,574

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 120% of the average value of its portfolio.

Principal Investment Strategies

The Investment Manager allocates the Portfolio’s assets among various US and non-US equity and fixed-income strategies managed by the Investment Manager in proportions consistent with the Investment Manager’s evaluation of various economic and other factors designed to estimate probabilities, including volatility. The

Investment Manager makes allocation decisions among the strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models and input from the Investment Manager’s research analysts. At any given time the Portfolio’s assets may not be allocated to all strategies.

A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. The Investment Manager generally will seek to achieve, over a full market cycle, a level of volatility in the Portfolio’s performance of approximately 10%. Volatility, a risk measurement, measures the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

As a consequence of allocating its assets among various of the Investment Manager’s investment strategies, the Portfolio may:

• invest in US and non-US equity and debt securities (including those of companies with business activities located in emerging market countries and securities issued by governments of such countries), depositary receipts and shares, currencies and related instruments, and structured notes

• invest in exchange-traded open-end management investment companies (“ETFs”) and similar products, which generally pursue a passive index-based strategy

• invest in securities of companies of any size or market capitalization

• invest in debt securities of any maturity or duration

• invest in securities of any particular quality or investment grade and, as a result, the Portfolio may invest significantly in securities rated below investment grade (e.g., lower than Baa by Moody’s Investors Service, Inc. or lower than BBB by Standard & Poor’s Ratings Group) (“junk bonds”) or securities that are unrated

• enter into swap agreements (including credit default swap agreements) and forward contracts, and may purchase and write put and covered call options, on securities, indexes and currencies, for hedging purposes (although it is not required to do so) or to seek to increase returns

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in issuers organized or located outside the US or doing a substantial amount of business outside the US, securities denominated in a foreign currency or foreign currency forward contracts.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among the investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Volatility Management Risk. While the Investment Manager generally will seek to achieve, over a full market cycle, the level of volatility in the Portfolio’s performance as described above, there can be no guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower depending on market conditions. In addition, the Investment Manager’s efforts to manage the Portfolio’s volatility can be expected, in a period of generally positive equity market returns, to reduce the Portfolio’s performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility.

Value Investing and Growth Investing Risks. The Portfolio invests a portion of its assets in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The Portfolio also invests a portion of its assets in securities believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such securities may be more volatile than other securities because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Quantitative Model Risk. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the future.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivatives transactions.

ETF Risk. Shares of ETFs may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the Investment Company Act of 1940, as amended, in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the Securities and Exchange Commission on which the Portfolio may rely or an exemption is available.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities and other investments at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements, forward currency contracts, over-the-counter options on securities, indexes and currencies, structured notes and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related security, index or currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global Dynamic Multi-Asset Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of broad measures of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q1 17	5.60%

Worst Quarter:
Q4 18	-9.19%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	5/27/16
Returns Before Taxes		-6.35%	5.04%
Returns After Taxes on Distributions		-9.93%	2.73%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-2.10%	3.41%
Open Shares (Returns Before Taxes)	5/27/16	-6.64%	4.72%
R6 Shares (Returns Before Taxes)		-6.35%	5.04%
MSCI World Index		-8.71%	6.52%
(reflects no deduction for fees, expense or taxes)

50% MSCI World Index / 50% Bloomberg Barclays Global Aggregate Index		-4.79%	3.82%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since May 2016.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since May 2016.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 148.

Lazard Funds Additional Information about the Portfolios

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares*†	$10,000
Open Shares*	$2,500
R6 Shares†	$1,000,000

* Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000 for Institutional Shares or $2,500 for Open Shares.

† There is no minimum investment amount for Board members and other individuals considered to be affiliates of the Fund or the Investment Manager and their family members, discretionary accounts with the Investment Manager, affiliated and non-affiliated registered investment companies and, for R6 Shares only, certain types of employee benefit plans.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares. There is no subsequent investment minimum for R6 Shares.

Open Shares investors investing directly with a Portfolio who meet the Institutional Shares minimum may request that their Open Shares be converted to Institutional Shares. Investors investing through a securities dealer or other institution should consult that firm regarding share class availability and applicable minimums.

Portfolio shares are redeemable through the Fund’s transfer agent, DST Asset Manager Solutions, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation (Open and Institutional Shares only)
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Lazard Funds Investment Strategies and Investment Risks

Overview

The Lazard Funds, Inc. (the “Fund”) consists of thirty-two separate Portfolios. Each Portfolio has its own investment objective, strategies, and risk/return and expense profile. There is no guarantee that any Portfolio will achieve its investment objective. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

Each Portfolio other than Lazard International Quality Growth Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Global Dynamic Multi-Asset Portfolio and Lazard Opportunistic Strategies Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days’ prior notice of any change with respect to this policy.

For Lazard International Equity Advantage Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Quality Growth Portfolio, Lazard International Equity Value Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Equity Franchise Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard US Realty Equity Portfolio, Lazard Real Assets and Pricing Opportunities Portfolio and Lazard Enhanced Opportunities Portfolio, each Portfolio’s investment objective(s) may be changed without the approval of the Portfolio’s shareholders upon 60 days’ notice to shareholders; for the other Portfolios, each Portfolio’s investment objective(s) may only be changed with the approval of the Portfolio’s shareholders.

Information on the recent strategies and holdings of each Portfolio that has commenced operations can be found in the current annual/semi-annual report (see back cover).

Investment Strategies

Lazard US Equity Concentrated Portfolio

The Portfolio invests primarily in equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million. The Portfolio seeks to outperform broad-based securities market indices, such as the S&P 500® Index, the Russell 1000® Index and the Russell 3000® Index. The philosophy employed by Lazard Asset Management LLC (the "Investment Manager") for the Portfolio is based on value creation through its process of bottom-up stock selection, and the Investment Manager implements a disciplined portfolio construction process. The Investment Manager’s fundamental research seeks to identify investments typically featuring robust organic cash flow, balance sheet strength and operational flexibility.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

The Portfolio considers a company or issuer to be a “US company” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

The Portfolio may invest in exchange-traded open-end management investment companies (“ETFs”) and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund. In addition, implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular market sector.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard US Equity Focus Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of US companies that the Investment Manager believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. Ordinarily, the market capitalizations of the Portfolio’s investments will be within the range of companies included in the S&P 500 Index (ranging from approximately $2.8 billion to $1 trillion as of August 30, 2019). The Portfolio typically invests in 20 to 30 companies with market capitalizations generally over $5 billion. Although the Portfolio generally focuses on large cap companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

The Portfolio considers a company or issuer to be a “US company” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard US Small-Mid Cap Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of small to mid capitalization US companies. The Investment Manager considers “small-mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500 Index (ranging from approximately $8.4 million to $25.5 billion as of March 29, 2019). Because “small-mid cap companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of that company increases such that the company no longer meets the definition of a “small-mid cap company.”

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small-mid cap US companies. The Investment Manager focuses on relative value in seeking to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap, mid cap and global research analysts.

The Investment Manager believes that contribution of ideas from multiple sources within the firm benefits the generation of investment ideas for consideration by the Portfolio’s portfolio management team. Companies selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

• sustainable returns

• strong free cash flow with balance sheet flexibility

• attractive valuation, utilizing peer group and historical comparisons

The Portfolio may invest up to 20% of its assets in the securities of larger or smaller US or non-US companies.

The Portfolio considers a company or issuer to be a “US company” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

A certain portion of the Portfolio’s assets may be held as reserves in money market instruments, typically in repurchase agreements, bank obligations and other short-term obligations. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI EAFE Index (ranging from approximately $1.3 billion to $291.9 billion as of March 29, 2019) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among geographic sectors, and between developed and emerging market countries, may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries and may invest up to 15% of the Portfolio’s assets in securities of companies whose principal business activities are located in emerging market countries. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition to common stocks, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), .

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Equity Select Portfolio

The Portfolio invests primarily in equity securities, common stocks, preferred stocks and convertible securities, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI All Country World Index ex-US (ranging from approximately $39.7 million to $291.9 billion as of March 29, 2019) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries, although the Portfolio may invest in securities of companies whose principal business activities are located in emerging market countries in an amount up to the current emerging markets component of the MSCI All Country World Index ex-US plus 15%. The allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition to common stocks, such equity securities also may include ADRs, GDRs and EDRs.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Equity Advantage Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of US and non-US companies, including those in emerging markets. In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. The Portfolio management team selects stocks for the Portfolio from a broad investment universe of non-US stocks and depositary receipts, including ADRs, GDRs and EDRs, real estate investment trusts (“REITs”), warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Portfolio will typically invest the majority of its assets in securities of non-US developed market companies, using an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality. The Portfolio may invest across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The allocation of the Portfolio’s assets among countries and regions will vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions. Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular country.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of or domiciled in a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or the company has at least 50% of its assets in countries other than the US.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Equity Concentrated Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies. The Portfolio has a concentrated portfolio of investments, typically investing in 20 to 30 securities of non-US companies, including those whose principal business activities are located in emerging market countries. The Investment Manager seeks to realize the Portfolio’s investment objective primarily through stock selection, investing in companies believed to have sustainably high or improving returns and trading at attractive valuations. In choosing stocks for the Portfolio, the Investment Manager generally looks for established companies in economically developed countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager also may invest the Portfolio’s assets in securities of companies domiciled in emerging market countries in an amount up to the current percentage of securities in the MSCI All Country World Index ex-US issued by companies domiciled in emerging market countries (26% as of March 31, 2019) plus 15%. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions. The Portfolio may invest in securities of companies across the capitalization spectrum, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition to common stocks, such equity securities also may include ADRs, GDRs and EDRs.

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of or is domiciled in a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or that has at least 50% of its assets in countries other than the US.

A company is considered to be domiciled in an emerging markets country if it is domiciled in a country that is: (i) included in the MSCI Emerging Markets Index; or (ii) not included in the MSCI World Index.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Quality Growth Portfolio

The Portfolio invests primarily in equity securities of non-US companies, including those whose principal business activities are located in emerging countries. The fund principally invests in common stocks, but its investments in equity securities also may include preferred stocks and convertible securities.

The Investment Manager seeks to realize the Portfolio’s investment objective primarily by investing in companies that the Investment Manager considers to be quality growth businesses. By “quality” the Investment Manager means businesses that it believes can generate, and sustain, high levels of financial productivity (i.e., return on equity, return on capital and cash flow return on investment). The Investment Manager considers, among other factors deemed appropriate and relevant to a particular company, whether the company has a competitive advantage in its industry and if the Investment Manager believes the company can sustain its competitive advantage. The Investment Manager also looks for “growth” businesses that it believes can grow profits and cash flows by investing back into their business at similarly high rates of financial productivity.

Equity securities also may include ADRs, GDRs and EDRs. The Portfolio may invest in securities of companies across the capitalization spectrum, but generally focuses on companies with a market capitalization of $3 billion or more.

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of or is domiciled in a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or that has at least 50% of its assets in countries other than the US. The allocation of the Portfolio’s assets among geographical sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Equity Value Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies. The Portfolio has a concentrated portfolio of investments, typically investing in 20 to 30 securities of non-US companies, including those whose principal business activities are located in emerging market countries. The Investment Manager seeks to realize the Portfolio’s investment objective primarily by investing in companies that the Investment Manager believes are undervalued and whose valuations will benefit from potential company-specific catalysts identified by the Investment Manager. For example, the Investment Manager may seek to invest in companies engaging in activities that the Investment Manager believes will improve the companies’ fundamentals, resolve circumstances that may be negatively affecting valuation and/or improve market and investor perceptions of the companies. The Investment Manager divides these catalysts into three main categories: self-help, positive changes in capital allocation and business simplifications.

• Self-Help – Many companies undertake self-directed initiatives intended to drive improvement in fundamentals regardless of macroeconomic conditions. These initiatives may range from large-scale corporate restructurings to smaller-scale cost-cutting programs. In many cases, new corporate management teams, changes to the board of directors and/or shifts in a company’s ownership structure are the impetus for self-help plans.

• Positive Changes in Capital Allocation – The Investment Manager believes companies seeking to address inefficient balance sheets often offer opportunities to add value to shareholders. The Portfolio seeks to invest in companies undertaking special capital returns, deleveraging programs, and/or value-enhancing reinvestment or mergers and acquisitions. In-depth analysis of balance sheet and cash flow potential, as well as interviews with corporate management teams, helps the Investment Manager identify potential positive capital allocation change opportunities before they are reflected in equity prices.

• Business Simplifications – The simplification of organizational and ownership structures often enables corporate management to increase returns through more effective resource allocation and less operational distraction. Furthermore, monetization of hidden value within a company may occur as a result of asset sales, spin-offs or wind-downs.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. Equity securities also may include ADRs, GDRs and EDRs. The Portfolio may invest in securities of companies across the capitalization spectrum. At times, the Portfolio may engage in active and frequent trading, which will increase portfolio turnover.

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of or is domiciled in a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or that has at least 50% of its assets in countries other than the US. The allocation of the Portfolio’s assets among geographical sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Investment Manager may seek to hedge some or all foreign currency exposure in the Portfolio against movements relative to the US dollar by entering into foreign currency forward contracts, but the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Strategic Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies whose principal activities are located in countries represented by the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio may invest in companies of any size, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions. The Portfolio also may invest up to 15% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition to common stocks, such equity securities also may include ADRs, GDRs and EDRs.

The countries represented by the MSCI EAFE Index currently include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Small Cap Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of relatively small non-US companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small non-US companies” to be those non-US companies with market capitalizations, at the time of initial purchase by the Portfolio, below $5 billion and above $300 million or in the range of companies included in the MSCI EAFE Small Cap Index (based on market capitalization of the Index as a whole, which ranged from approximately $32.3 million to $10 billion as of March 29, 2019). Because “small non-US companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of the company increases so that the company no longer meets the definition of a “small non-US company.”

Securities selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

• the potential to become a larger factor in the company’s business sector

• significant debt but high levels of free cash flow

• a relatively short corporate history with the expectation that the business may grow

In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-US companies that the Investment Manager believes have the potential for growth. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. In addition to common stocks, such equity securities also may include ADRs, GDRs and EDRs. The Portfolio may invest up to 20% of its assets in equity securities of larger companies.

The Portfolio may invest up to 25% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time. Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular country.

The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Global Equity Select Portfolio

The Portfolio invests primarily in equity securities, principally common stocks, of companies that the Investment Manager believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. In managing the Portfolio, the Investment Manager utilizes a flexible investment approach and engages in bottom-up, fundamental security analysis and selection. The Portfolio may invest in securities across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition to common stocks, such equity securities also may include ADRs, GDRs and EDRs. In addition, under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in non-US companies. The Investment Manager will allocate the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The Portfolio’s investments in non-US companies may include companies whose principal business activities are located in emerging market countries.

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of or is domiciled in a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or that has at least 50% of its assets in countries other than the US.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Managed Equity Volatility Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of US and non-US companies, including those in emerging markets. In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. Volatility, a risk measurement, measures the magnitude of up and down fluctuations in the value of a financial instrument or index over time. The Investment Manager seeks to generate attractive risk-adjusted equity returns (returns after accounting for the risk taken to achieve those returns) while lowering portfolio volatility (up and down movements in the fund’s returns). The Investment Manager’s investment process is benchmark-unaware, which means that the Portfolio’s assets are not managed by reference to a benchmark index. The Investment Manager examines fundamental company information (such as financial statements) and seeks to identify high quality companies with sustainable operating performance in order to build a well-diversified global portfolio of common stocks. The Investment Manager performs an independent assessment of stock risk and also seeks to manage risk through diversification.

The Portfolio management team selects stocks for the Portfolio from a broad investment universe of stocks and depositary receipts, including ADRs, GDRs and EDRs, REITs, warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Portfolio will typically focus on securities of developed market companies, using an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics and create a low volatility portfolio. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality. The Portfolio may invest across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Global Strategic Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager seeks to realize the Portfolio’s investment objective primarily through stock selection, investing in companies believed to have sustainably high or improving returns and trading at attractive valuations. The Portfolio may invest in securities of companies whose principal business activities are located in emerging market countries, and the allocation of the Portfolio’s assets to emerging market countries may vary from time to time. The Portfolio may invest in securities of companies across the capitalization spectrum, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition to common stocks, such equity securities also may include ADRs, GDRs and EDRs. In addition, under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in non-US companies. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of or is domiciled in a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or that has at least 50% of its assets in countries other than the US.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Equity Franchise Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of US and non-US companies, including those in emerging markets. The Portfolio normally invests in equity securities listed on a national or other recognized securities exchange of companies that the Investment Manager considers to have an “economic franchise,” meaning companies that have historically shown an ability to generate unleveraged returns, at or above their cost of capital, for long periods of time. The Investment Manager considers that strong business franchises are often able to accomplish this performance and status because of competitive advantages such as an established or recognized brand, proprietary intellectual property or other intangible assets or industry economics such as relatively high customer switching costs. These companies may have such a strong association with a product or service that their names and their industries are intertwined in the minds of the public. Such companies may not, however, necessarily be in the business of selling “franchises”—an authorization granted by the company to an individual or group enabling it to carry out specified commercial activities, e.g., acting as an agent for delivering a company’s products or services. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio may invest in the equity securities of any size company and also may invest in IPOs.

The Investment Manager may seek to hedge some or all foreign currency exposure in the Portfolio against movements relative to the US dollar by entering into foreign currency forward contracts, but the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio may invest in ETFs and similar products such as exchange-traded notes (“ETNs”), which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

A certain portion of the Portfolio’s assets may be held in reserves, typically in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Emerging Markets Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions. The Portfolio may invest in securities of companies across the capitalization spectrum, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. In addition to common stocks, such equity securities also may include ADRs, GDRs and EDRs. In addition, implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular market sector.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Emerging Markets Core Equity Portfolio

In managing the Portfolio, the Investment Manager utilizes a flexible, core investment approach and engages in bottom-up, fundamental security analysis and selection. The Investment Manager may consider a security’s growth or value potential in managing the Portfolio. The Portfolio may invest in securities across the capitalization spectrum, although it typically invests in securities of companies with a market capitalization of $300 million or more. Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular market sector and/or a particular country.

The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions. Emerging market countries include all countries not represented by the MSCI World Index. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries. In addition to common stocks, such equity securities also may include ADRs, GDRs and EDRs.

The Portfolio considers a company to be “economically tied to emerging markets countries” if: (i) the company is organized under the laws of or is domiciled in an emerging markets country or maintains its principal place of business in an emerging markets country; (ii) the securities of such company are traded principally in emerging markets countries; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries or that has at least 50% of its assets in emerging markets countries.

The Investment Manager uses a proprietary system for fundamental securities analysis, including models generated at the security, country and sector levels, and seeks to identify investment opportunities at any stage of a company’s development, from startup to maturity. The Investment Manager evaluates potential investments with a screening process that focuses on change and may consider factors including market validation, quality, revisions and valuations. The Investment Manager may sell a security from the Portfolio when the target price is achieved, risk analysis is unfavorable, fundamental investment drivers deteriorate or the investment thesis is invalidated, or there is a negative change in corporate strategy or corporate governance.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Emerging Markets Equity Advantage Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of emerging markets companies. In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. The Portfolio management team selects stocks for the Portfolio from a broad investment universe of emerging market stocks and depositary receipts, including ADRs, GDRs and EDRs, REITs, warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Investment Manager uses an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality. The Portfolio may invest across the capitalization spectrum.

Under normal circumstances, the Portfolio invest at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries. The allocation of the Portfolio’s assets among countries and regions will vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions. Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular country.

The Portfolio considers a company to be “economically tied to emerging markets countries” if: (i) the company is organized under the laws of or domiciled in an emerging markets country or maintains its principal place of business in an emerging markets country; (ii) the securities of such company are traded principally in emerging markets countries; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries or that has at least 50% of its assets in emerging markets countries. The Portfolio considers emerging markets countries to be all countries: (i) included in the MSCI Emerging Markets Index; or (ii) not included in the MSCI World Index.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Developing Markets Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies whose principal activities are located in emerging market countries (also known as “developing markets”). The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India,

Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection. The Investment Manager’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. The Investment Manager’s selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth. Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular market sector and/or a particular country.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. In addition to common stocks, such equity securities also may include ADRs, GDRs and EDRs.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Emerging Markets Equity Blend Portfolio

The Investment Manager allocates the Portfolio’s assets among various emerging markets equity strategies managed by the Investment Manager (and other emerging markets equity securities held in other strategies managed by the Investment Manager) in proportions consistent with the Investment Manager’s evaluation of various economic and other factors through quantitative and qualitative analysis. These proportions are changed from time to time without notice to shareholders, and at any given time the allocation to one strategy, market sector, region or country may comprise a substantial percentage of the Portfolio’s assets, or conversely, there may be no allocation to any such strategy, market sector, region or country. The Investment Manager will make allocation and securities selection decisions based on quantitative and qualitative analysis using a number of different tools, including proprietary software models. Quantitative analysis includes statistical analysis of portfolio risks, factor dependencies and trading tendencies. Qualitative analysis includes analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios. The Investment Manager may consider a security’s value or growth characteristics in selecting investments for the Portfolio and may invest in securities of any size or market capitalization.

The investment strategies in which the Portfolio invests may utilize a bottom-up or top-down approach, or a combination of these approaches. A bottom-up approach usually includes fundamental analysis of the investment. A top-down approach involves analysis of various developed and emerging markets fundamental data, cyclical trends, and global supply/demand appetites, and other factors. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with overall portfolio construction and analysis.

The equity securities in which the Portfolio invests may be denominated in the US dollar, the Canadian dollar, the Euro, the Japanese yen, the Pound Sterling, or the local currency of the issuer. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. In addition to common stocks, such equity securities also may include ADRs, GDRs and EDRs. Emerging market countries include all countries not represented by the MSCI World Index. The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest in securities of any size or market capitalization.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Emerging Markets Debt Portfolio

The Portfolio invests primarily in debt securities issued or guaranteed by governments, government agencies or supranational bodies or companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds, convertible securities, commercial paper, collateralized debt obligations, short- and medium-term obligations and other fixed-income obligations, and may invest in money market instruments such as certificates of deposit. The securities in which the Portfolio invests may be denominated in the US dollar, the Canadian dollar, the Euro, the Japanese yen, the Pound Sterling, or the local currency of the issuer.

Under normal circumstances, the Portfolio invests at least 80% of its assets in debt securities that are economically tied to emerging market countries. Emerging market countries include all countries not represented by the MSCI World Index. The Portfolio currently intends to focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe, although the allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio considers a company, security or other instrument to be “economically tied to emerging markets countries” if: (i) the company is organized under the laws of or is domiciled in an emerging markets country or maintains its principal place of business in an emerging markets country; (ii) the securities of such company are traded principally in emerging markets countries; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries or that has at least 50% of its assets in emerging markets countries.

In managing the Portfolio, the Investment Manager utilizes a combination of bottom-up fundamental security analysis with a top-down global macroeconomic analysis. The top-down approach involves analysis of various developed and emerging markets fundamental data, cyclical trends, and global supply/demand appetites, and other factors. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with the overall portfolio construction and analysis.

The Portfolio may invest without limitation in securities rated below investment grade (i.e., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio may enter into futures contracts on US Treasury securities to seek to hedge the Portfolio’s exposure to the risk of rising interest rates on US Treasury securities embedded in the Portfolio’s emerging market debt securities (to a greater or lesser degree, depending on the currency in which the debt security is denominated). Similarly, the Portfolio also may enter into futures contracts on US Treasury securities in combination with a credit default swap that provides exposure to emerging markets debt securities, baskets of securities or indices.

The Portfolio generally will not purchase equity securities; however, the Portfolio may from time to time acquire and hold equity securities as a result of exercising a convertible debt security or holding a convertible debt security to maturity or in connection with the reorganization or bankruptcy of an issuer of a debt security held by the Portfolio.

The Portfolio may, but is not required to, purchase options on ETFs and currencies and enter into forward currency contracts and credit default swaps, for hedging purposes or to seek to increase returns.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard US Corporate Income Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-governmental issuers similar to corporations, which securities are tied economically to the US. The Portfolio typically invests a substantial portion of its assets, and may invest up to 100% of its assets, in securities rated, at the time of purchase, below investment grade by S&P or Moody’s and as low as C or Ca by S&P or Moody’s, respectively, or the unrated equivalent as determined by the Investment Manager (“junk bonds”); however, the Portfolio focuses such investments in below investment grade securities that may be considered “better quality” (i.e., rated B1 or higher by Moody’s, B+ or higher by S&P or the unrated equivalent as determined by the Investment Manager). Such “better quality” investments receive the highest non-investment grade ratings but are still considered predominantly speculative. The Portfolio may invest in dollar-denominated securities of non-US companies, including, to a limited extent, in emerging market companies.

The Portfolio considers a company or issuer to be a “US issuer” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio’s average weighted maturity is expected to range between two and ten years.

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks. The Portfolio is constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector.

The Portfolio may invest up to 20% of its assets in other securities which need not be fixed-income securities as described above and need not be tied economically to the US. The Portfolio currently intends to invest no more than 25% of its assets in municipal securities.

The Investment Manager typically sells a security for any of the following reasons:

• the yield spread declines to a level at which the Investment Manager believes the security no longer reflects relative value

• the original underlying investment conditions are no longer valid, including a change in the fundamental rationale for the purchase

• in the opinion of the Investment Manager, the security’s respective asset category or sector has become overvalued relative to investment risks

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard US Short Duration Fixed Income Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed-securities. These securities may have any type of interest rate payment terms, including fixed rate, adjustable rate or zero coupon features. Under normal circumstances, the Portfolio’s investment portfolio can be expected to have an average effective duration of three years or less. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio considers a company or issuer to be “US issuer” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

The Portfolio invests primarily in securities that are rated investment grade by one or more nationally recognized statistical rating organizations (“NRSROs”) (or, if unrated, determined by the Investment Manager to be of comparable quality).

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research and analysis of features such as prepayment or call options, maturity, duration and coupon.

The Investment Manager relies on fundamental security selection and disciplined portfolio construction in managing the Portfolio. In constructing the Portfolio’s holdings, the Investment Manager incorporates a dual methodology that is both bottom-up and top-down. From a bottom-up perspective, security analysis takes into consideration quality, event risk, reinvestment, options, structure, liquidity and diversification, among other factors. Proprietary credit analysis is an integral part of the security selection process. From a top-down perspective, the Investment Manager pays close attention to shifts in public policy, business cycles, consumer habits, and key economic variables, such as inflation, interest rates, and unemployment, as well as other factors.

The Portfolio may invest up to 20% of its assets in other securities which need not be fixed-income securities of US issuers.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Global Fixed Income Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its assets in Fixed Income Investments. “Fixed Income Investments” include all types of debt and income producing securities and other instruments, including bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, Eurodollar and Yankee dollar instruments, money market instruments and foreign currency forward contracts, including non-deliverable forward contracts. Fixed Income Investments may be issued by US or foreign corporations or entities, including those with business activities located in emerging market countries; US or foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; US state and municipal governments; foreign governments and their political subdivisions; and supranational organizations (such as the World Bank). Fixed Income Investments may have any type of interest rate payment terms, including fixed rate, adjustable rate or zero coupon features.

In managing the Portfolio’s assets, the Investment Manager employs a relative value approach that is driven by its macroeconomic view of global interest rates, yield curves, sector spreads, and currencies, combined with an opportunistic, but disciplined, security selection process. The Investment Manager seeks to enhance the Portfolio’s total return by rotating investments through global bond and credit markets, maintaining or seeking exposure to foreign currencies in the discretion of the Investment Manager. The Investment Manager seeks to identify and exploit market inefficiencies (such as spread relationships between sectors in different countries, and undervalued or overlooked markets and securities) in seeking to achieve attractive risk-adjusted returns. The Investment Manager also seeks to identify investment opportunities with asymmetric risk/reward characteristics in seeking to enhance portfolio performance and mitigate risk.

The Portfolio’s currency exposure generally is managed relative to that of the Bloomberg Barclays Global Aggregate Index—Unhedged in US dollar terms, and tactical exposures to non-US dollar currencies are based on the Investment Manager’s fundamental macroeconomic outlook, technical factors and the Investment Manager’s desired market positioning.

The Investment Manager’s strategy includes investing in “proxy” trades when it believes that an investment in one market can be made as a “substitute” for another market and can generate a higher total return, on a relative basis. When utilizing this strategy, the Investment Manager conducts scenario and correlation analysis to manage the resulting “basis” risk on either currency or interest rate exposure.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in issuers domiciled, organized or located outside the US or doing a substantial amount of business outside the US, securities denominated in a foreign currency or foreign currency forward contracts. The Investment Manager allocates the Portfolio’s assets among various regions, countries and currencies, including the United States and the US dollar (but in no less than three different countries or currencies). The Portfolio may invest in securities of issuers with business activities located in emerging market countries or denominated in an emerging market currency.

The Portfolio considers a company or issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US. The allocation of a Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest up to 15% of its assets in securities that are rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or the unrated equivalent as determined by the Investment Manager. There are no restrictions on the Portfolio’s average portfolio maturity or duration or on the maturities of the individual debt and income producing securities and other instruments in which it may invest. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio may, but is not required to, use derivative instruments that are part of its primary investment strategy, such as forward currency contracts, for hedging purposes. In addition, the Portfolio may, but is not required to, purchase and sell options on foreign currencies, for hedging purposes or to seek to increase returns.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard US Realty Equity Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of US Realty Companies (defined below), as well as certain synthetic instruments related to US Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in US Realty Companies and may include warrants, rights, options and shares of ETFs.

The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to net asset value ("NAV") ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, REITs, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Investment Manager may use macroeconomic analysis and property sector research, including US and international economic strength, the interest rate environment, broader stock market performance and property-level real estate trends as well as traditional supply and demand analysis.

The Portfolio considers a company to be “real estate-related” or “real estate intensive” if at least fifty percent (50%) of the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate.

The Portfolio considers a company or issuer to be a “US company” or “US issuer” or a security to be “tied economically to the US” if: (i) the company/issuer is organized under the laws of or domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in IPOs.

The Portfolio also may invest up to 20% of its assets in equity and fixed-income securities and instruments of companies or entities (which need not be US Realty Companies), including, but not limited to, securities of non-US companies and other investment companies.

The Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated equivalent as determined by the Investment Manager (“junk bonds”). The Portfolio may invest up to 20% of its assets in non-investment grade fixed income obligations (“junk bonds”).

The Portfolio may invest up to 5% of its assets in mortgage-related securities issued or guaranteed by US issuers, including the US government or one of its agencies or instrumentalities, or private issuers. The Portfolio is limited to investing in asset-backed securities issued by private issuers, and up to 5% of the Portfolio’s assets only.

In addition to purchasing options, the Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Global Listed Infrastructure Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of infrastructure companies and concentrates its investments in industries represented by infrastructure companies.

Infrastructure companies typically derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the generation, production, transmission, sale or distribution of energy or natural resources used to produce energy; distribution, purification and treatment of water; provision of communications services and media; management, ownership and/or operation of infrastructure assets or construction, development or financing of infrastructure assets, such as pipelines, toll roads, airports, railroads or ports. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates, and the Portfolio may invest up to 25% of its net assets in these energy-related MLPs and their affiliates. The Investment Manager focuses on companies with a minimum market capitalization of $250 million that own physical infrastructure and which the Investment Manager believes are undervalued.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, with securities listed on a national or other recognized securities exchange.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in infrastructure companies organized or located outside the US or doing a substantial amount of business outside the US. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The Portfolio may invest in equity securities of companies with some business activities located in emerging market countries.

The Portfolio seeks to focus its investments in a subset of infrastructure securities that are considered “preferred infrastructure” securities by the Investment Manager. Generally, the Investment Manager considers securities that are more likely to exhibit certain desirable characteristics, such as longevity of the issuer, lower risk of capital loss and revenues linked to inflation, to be “preferred infrastructure” securities.

The Portfolio considers a company or issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Investment Manager generally seeks to substantially hedge foreign currency exposure in the Portfolio against movements relative to the US dollar by entering into foreign currency forward contracts, although the Portfolio’s total foreign currency exposure may not be fully hedged at all times.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Real Assets and Pricing Opportunities Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its assets in real assets and pricing opportunities investments, including instruments providing exposure to such investments (such as derivative instruments).

“Real assets” are considered by the Portfolio to be:

(i) assets that have physical properties, such as:

• natural resources, such as energy and materials (e.g., metals and mining, paper and forestry and chemicals)

• real estate, such as Real Estate Investments

• equipment and industrials, such as tools, hardware, machinery and other industrial components

• infrastructure, such as utilities, transport, communications, pipelines, seaports, airports and toll roads

• commodities, such as physical commodities with tangible properties such as gas, oil, metals, livestock or agricultural products

(ii) companies that own or derive a significant portion of their value from such assets listed above or the production thereof; and (iii) inflation-indexed securities.

“Pricing opportunities” investments are made in companies that the Investment Manager believes may perform well during periods of high inflation. Such companies may include those in the consumer discretionary, consumer staples, health care, information technology and telecommunications services sectors.

Allocation of the Portfolio’s assets by the Investment Manager among these real assets categories and pricing opportunities sectors will vary, and, over time, exposures to new categories and sectors may be added or exposures to existing categories and sectors may be eliminated.

The Portfolio may invest in a mix of equity and fixed income securities of US and non-US companies, including emerging markets companies, as well as commodity-linked and other derivative instruments. In addition to investing in inflation-indexed fixed income securities (which may be of any credit quality or maturity), the Portfolio may invest in fixed income securities, typically government securities (which may be of various maturities), in connection with the Portfolio’s derivatives exposures (i.e., a type of margin or collateral). The Portfolio’s investments in fixed income securities also may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated equivalent as determined by the Investment Manager (“junk bonds"). The Portfolio also may invest in common stock of ETFs and similar products such as ETNs, which generally pursue a passive index-based strategy. The Portfolio may invest in companies of any market capitalization.

The Portfolio may gain exposure to the commodity markets by investing up to 25% of the Portfolio’s total assets in the Subsidiary, Lazard Real Assets and Pricing Opportunities Portfolio, Ltd., which invests mainly in commodity-linked derivative instruments (including, but not limited to, futures contracts, options, and total return swaps) and fixed income securities, typically government securities, in connection with the Subsidiary’s derivatives exposures (i.e., a type of margin or collateral). With respect to its investments, the Subsidiary is subject to the same principal investment restrictions and limitations as the Portfolio, except that the Subsidiary may invest without limitation in commodity-related instruments.

The Subsidiary also is subject to the Portfolio’s compliance program, to the extent the Portfolio’s policies and procedures apply to its investments and operations. The Portfolio and the Subsidiary test for compliance with applicable investment restrictions, such as capital structure and leverage requirements, on a consolidated basis and comply with investment policy disclosure requirements under the 1940 Act on a similar basis. Investments in the Subsidiary are intended to provide the Portfolio with exposure to the returns of commodity markets within the limitations of the federal tax requirements that apply to the Portfolio.

The Portfolio may invest in common stock of ETFs and similar products, which generally pursue a passive index-based strategy.

The Investment Manager’s process for selecting investments for the Portfolio may include a variety of approaches, such a fundamental, bottom-up analysis, qualitative evaluations and quantitative models or a combination of these or other approaches. The process used will usually vary for different types of real assets categories, or category subsets.

In addition, the Portfolio may, but is not required to (1) enter into futures contracts; forward currency contracts, equity, total return, interest rate, credit default and currency swap agreements; (2) write put and call options on securities (including ETFs), indexes and currencies; and (3) invest in structured notes, in each case for hedging purposes or to seek to increase returns, including as a substitute for a direct investment in securities. Derivatives transactions may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the Portfolio or the Subsidiary to deliver or receive an asset or cash payment based on the change in value of the reference asset, index or rate. When the Portfolio or the Subsidiary enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that provide for full payment of the value of the underlying asset, in cash or by physical delivery, at the settlement date, for example, the Portfolio or the Subsidiary may be required to set aside liquid assets equal to the full notional amount of the instrument (generally, the total numerical value of the asset underlying the derivatives contract) while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments for which there may be periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the Portfolio or the Subsidiary may segregate liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Portfolio’s or the Subsidiary’s daily net liability) under the instrument, if any, rather than its full notional amount. By setting aside assets equal to only its net obligations under the instrument, the Portfolio or the Subsidiary will have the ability to employ leverage to a greater extent than if it were required to segregate liquid assets equal to the full notional value of such instruments. If segregated assets represent a large portion of the portfolio, portfolio management may be affected as positions requiring segregation may have to be reduced in order to meet redemptions or other obligations.

Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified reference asset, index or rate at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. Futures transactions by be entered into on both US and foreign exchanges. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying asset during the option period at a specified price. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying asset during the option period at a specified price. Options may be traded on either US or foreign exchanges or over-the-counter.

Swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market, and can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or to customize exposure to particular securities. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Enhanced Opportunities Portfolio

The Portfolio seeks to achieve its investment objective over a full market cycle through a hedged strategy investing primarily in convertible fixed income and preferred securities (including those rated below investment grade (“junk”)). The strategy utilizes a relative value approach, focusing on convertible securities that are considered to have low volatility. It is expected that the Portfolio will invest primarily in small and mid cap companies, but may invest in companies across the capitalization spectrum. The Portfolio also will utilize selective strategy level and position level hedges, primarily through short selling and derivatives, seeking to minimize macro risk (equity and credit) and interest rate risk. The Portfolio may invest in convertible debt and preferred securities of any maturity and any quality. Convertible securities held in the Portfolio generally are expected to have maturities between three and seven years at the time of investment, or between five and seven years if invested at issuance. Preferred securities generally are of perpetual maturities, callable at various points determined by the issuer. The Portfolio management team utilizes bottom up fundamental credit, equity and quantitative analysis in conjunction with top down macroeconomic analysis to identify individual securities believed to offer compelling value versus comparable risk return.

The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

The Portfolio’s net exposure to long and short positions may be net short, meaning that the exposure to short positions is greater than the exposure to long positions. In taking a short position in securities through total return swap agreements (which generally entitle the Portfolio to the economic equivalent of gains or losses and dividends on the subject securities during the period of the swap agreements), the Portfolio will incur transaction costs similar to interest or financing charges that will reduce any gains or increase any losses. Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

Although the Portfolio’s investment focus is US companies, the Portfolio also may invest in non-US companies (including those in emerging markets), including depositary receipts and shares. The Portfolio also may invest in cash and cash equivalents. At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in convertible fixed income and preferred securities and/or take short positions and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit.

In addition, the Portfolio may, but is not required to (1) enter into futures and forward currency contracts and equity, interest rate, credit default and currency swap agreements; and (2) write put and call options on securities (including ETFs), indexes and currencies, in each case for hedging purposes or to seek to increase returns.

It is expected that the Portfolio will buy and sell securities, and take short positions in securities, frequently in connection with implementing its investment strategy.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Opportunistic Strategies Portfolio

The Portfolio utilizes an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to stocks, bonds, commodities and other investments. The Portfolio may invest in securities of companies with any market capitalization and fixed-income securities of any credit quality or maturity.

The Portfolio invests primarily in ETFs and similar products, which generally pursue a passive index-based strategy, as well as actively managed closed-end management investment companies (“closed-end funds”) and ETNs (collectively, “Underlying Funds”). ETFs and ETNs in which the Portfolio may invest include both ETFs and ETNs designed to correlate directly with an index and ETFs and ETNs designed to correlate inversely with an index and may include actively-managed ETFs. The Portfolio, through Underlying Funds in which it invests, may invest in non-US companies (including those in emerging markets), and the Portfolio also may invest directly in equity and debt securities in addition to its investments in Underlying Funds. The Portfolio’s investment portfolio is concentrated in a relatively small number of holdings (generally 10 to 30). Investors can invest directly in Underlying Funds and do not need to invest in Underlying Funds through mutual funds or separately managed accounts.

The Portfolio may, but is not required to (1) enter into equity, total return and currency swap agreements; futures contracts and options on futures contracts (including with respect to index and commodities); and forward currency contracts; and (2) write put and covered call options on securities (including ETFs and ETNs), indexes and currencies, for hedging purposes or to seek to increase returns, including as a substitute for purchasing an Underlying Fund.

The Portfolio may, but is not required to, effect short sales of securities. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio’s net assets. The Portfolio may not make a short-sale which results in the Portfolio having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

The Investment Manager believes that over the long term, and on a risk-adjusted basis, there is no one size fits all approach to asset allocation and that historical relationships coupled with market insights can help develop a global view to identify and anticipate certain secular and cyclical changes. The Investment Manager employs a multi-variable investment strategy incorporating both quantitative and qualitative factors to generate the Portfolio’s asset allocation decisions.

The Portfolio’s investments generally are categorized by the Investment Manager as falling within the following four categories: thematic, diversifying assets, discounted assets and contrarian/opportunistic. The Investment Manager makes allocation changes in the Portfolio’s investments based on a forward looking assessment of capital markets using a risk/reward and probability methodology.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Global Dynamic Multi-Asset Portfolio

The Investment Manager allocates the Portfolio’s assets among various US and non-US equity and fixed-income strategies managed by the Investment Manager in proportions consistent with the Investment Manager’s evaluation of various economic and other factors designed to estimate probabilities, including volatility. The

Investment Manager makes allocation decisions among the strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models and input from the Investment Manager’s research analysts. At any given time the Portfolio’s assets may not be allocated to all strategies. Quantitative analysis includes statistical analysis of portfolio risks and performance characteristics, factor dependencies and trading tendencies. Qualitative analysis includes analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios.

A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. The Investment Manager generally will seek to achieve, over a full market cycle, a level of volatility in the Portfolio’s performance of approximately 10%. Volatility, a risk measurement, measures the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

The Investment Manager engages in fundamental analysis (including credit analysis) while taking into account macroeconomic and other considerations in selecting investment opportunities. The allocation among the Investment Manager’s strategies may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions, and at any given time the Portfolio’s assets may not be allocated to all strategies. The investment philosophy employed for the Portfolio is based on an understanding that the current economic environment can be coupled with research into the drivers of (and risks to) outperformance in the strategies in which the Portfolio invests to create a blend of strategies aligned with the economic cycle.

As a consequence of allocating its assets among various of the Investment Manager’s investment strategies, the Portfolio may:

• invest in US and non-US equity and debt securities (including those of companies with business activities located in emerging market countries and securities issued by governments of such countries), depositary receipts and shares, currencies and related instruments, and structured notes

• invest in ETFs and similar products, which generally pursue a passive index-based strategy

• invest in securities of companies of any size or market capitalization

• invest in debt securities of any maturity or duration

• invest in securities of any particular quality or investment grade and, as a result, the Portfolio may invest significantly in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated

• enter into swap agreements (including credit default swap agreements) and forward contracts, and may purchase and write put and covered call options, on securities, indexes and currencies, for hedging purposes (although it is not required to do so) or to seek to increase returns

Debt securities in which the Portfolio may invest (as a consequence of allocating its assets among various of the Investment Manager’s investment strategies) include debt securities issued or guaranteed by governments, government agencies or supranational bodies or US and non-US companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds (“junk bonds”), convertible securities, commercial paper, collateralized debt obligations, short- and medium-term obligations and other fixed-income obligations.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in issuers organized or located outside the US or doing a substantial amount of business outside the US, securities denominated in a foreign currency or foreign currency forward contracts.

The Portfolio considers a company or issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of the Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Investment Risks

You should be aware that the Portfolios:

• are not bank deposits

• are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

• are not guaranteed to achieve their stated goals

The Portfolios also are subject to the investment risks listed in the tables below. For a description of the risks listed in the tables, please see “Glossary—Investment Risks” immediately following the tables. See also the Portfolios’ Statement of Additional Information (“SAI”) for information on certain other investments in which the Portfolios may invest and other investment techniques in which the Portfolios may engage from time to time and related risks.

	US Equity Concentrated Portfolio	US Equity Focus Portfolio	US Small-Mid Cap Equity Portfolio
Concentration Risk	✓
Cybersecurity Risk	✓	✓	✓
Depositary Receipts Risk	✓	✓	✓
Derivatives and Hedging Risk	✓	✓
ETF and Similar Products Risk	✓	✓
Focused Investing Risk		✓	✓
Foreign Currency Risk	✓	✓	✓
High Portfolio Turnover Risk	✓
IPO Shares Risk	✓	✓	✓
Issuer Risk	✓	✓	✓

	US Equity Concentrated Portfolio	US Equity Focus Portfolio	US Small-Mid Cap Equity Portfolio
Large Cap Companies Risk	✓	✓
Market Risk	✓	✓	✓
Non-Diversification Risk	✓
Non-US Securities Risk	✓	✓	✓
Sector Risk	✓
Securities Selection Risk	✓	✓	✓
Small and Mid Cap Companies Risk	✓	✓	✓
Value Investing Risk	✓	✓	✓

	International Equity Portfolio	International Equity Select Portfolio	International Equity Concentrated Portfolio	International Strategic Equity Portfolio	International Small Cap Equity Portfolio
Concentration Risk			✓
Country Risk					✓
Cybersecurity Risk	✓	✓	✓	✓	✓
Depositary Receipts Risk	✓	✓	✓	✓	✓
Derivatives and Hedging Risk	✓	✓	✓	✓	✓
Emerging Market Risk	✓	✓	✓	✓	✓
ETF and Similar Products Risk	✓	✓	✓	✓	✓
Focused Investing Risk		✓		✓
Foreign Currency Risk	✓	✓	✓	✓	✓
IPO Shares Risk	✓	✓	✓	✓	✓
Issuer Risk	✓	✓	✓	✓	✓
Large Cap Companies Risk	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓
Non-Diversification Risk			✓
Non-US Securities Risk	✓	✓	✓	✓	✓
Securities Selection Risk	✓	✓	✓	✓	✓
Small and Mid Cap Companies Risk	✓		✓	✓	✓
Value Investing Risk	✓	✓	✓	✓	✓

	Global Equity Select Portfolio	Global Strategic Equity Portfolio	Equity Franchise Portfolio	Emerging Markets Equity Portfolio	Emerging Markets Core Equity Portfolio	Developing Markets Equity Portfolio
Country Risk					✓	✓
Cybersecurity Risk	✓	✓	✓	✓	✓	✓
Depositary Receipts Risk	✓	✓	✓	✓	✓	✓
Derivatives and Hedging Risk	✓	✓	✓	✓	✓	✓
Emerging Market Risk	✓	✓	✓	✓	✓	✓
ETF and Similar Products Risk	✓	✓	✓	✓	✓	✓
Focused Investing Risk	✓	✓				✓
Foreign Currency Risk	✓	✓		✓	✓	✓
Foreign Currency and Foreign Currency Hedging Risk			✓
Franchise Companies Risk			✓
Growth Investing Risk			✓		✓	✓
IPO Shares Risk	✓	✓	✓	✓	✓	✓
Issuer Risk	✓	✓	✓	✓	✓	✓
Large Cap Companies Risk	✓	✓	✓	✓		✓
Liquidity Risk				✓		✓
Market Risk	✓	✓	✓	✓	✓	✓
Non-Diversification Risk			✓
Non-US Securities Risk	✓	✓	✓	✓	✓	✓
Sector Risk				✓	✓	✓
Securities Selection Risk	✓	✓	✓	✓	✓	✓
Small and Mid Cap Companies Risk	✓	✓	✓	✓		✓
Small Cap Companies Risk					✓
Value Investing Risk	✓	✓		✓	✓

	International Equity Advantage Portfolio	International Equity Value Portfolio	International Quality Growth Portfolio	Managed Equity Volatility Portfolio	Emerging Markets Equity Advantage Portfolio
Concentration Risk		✓
Country Risk	✓				✓
Cybersecurity Risk	✓	✓	✓	✓	✓
Depositary Receipts Risk	✓	✓	✓	✓	✓
Derivatives and Hedging Risk	✓	✓	✓	✓	✓
Emerging Market Risk	✓	✓	✓	✓	✓
ETF and Similar Products Risk	✓	✓	✓	✓	✓
Focused Investing Risk			✓
Foreign Currency and Foreign Currency Hedging Risk		✓
Foreign Currency Risk	✓		✓	✓	✓
Growth Investing Risk			✓
High Portfolio Turnover Risk		✓		✓
IPO Shares Risk		✓	✓
Issuer Risk	✓	✓	✓	✓	✓
Large Cap Companies Risk	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓
Non-Diversification Risk		✓
Non-US Securities Risk	✓	✓	✓	✓	✓
Other Equity Securities Risk	✓			✓	✓
Quantitative Model Risk	✓			✓	✓
Realty Companies, Real Estate Investments and REITs Risk	✓			✓	✓
Securities Selection Risk	✓	✓	✓	✓	✓
Small and Mid Cap Companies Risk	✓	✓	✓	✓	✓
Value Investing Risk		✓
Volatility Management Risk				✓

	Real Assets and Pricing Opportunities Portfolio	Enhanced Opportunities Portfolio	Emerging Markets Equity Blend Portfolio	Emerging Markets Debt Portfolio
Allocation Risk	✓		✓
CDO Risk				✓
Commercial Paper Risk				✓
Commodities-Related Investments Risk	✓
Convertible Securities Risk		✓		✓
Counterparty Credit Risk		✓
Country Risk			✓
Cybersecurity Risk	✓	✓	✓	✓
Depositary Receipts Risk	✓	✓	✓
Derivatives and Hedging Risk	✓	✓	✓	✓
Emerging Market Risk	✓	✓	✓	✓
ETF and Similar Products Risk	✓	✓	✓	✓
Fixed-Income and Debt Securities Risk	✓	✓		✓
Focused Investing Risk	✓
Foreign Currency Risk	✓	✓	✓	✓
Government Securities Risk	✓
Growth Investing Risk			✓
High Portfolio Turnover Risk		✓		✓
Infrastructure Companies Risk	✓
Inflation-Indexed Securities Risk	✓
IPO Shares Risk		✓	✓
Issuer Risk	✓	✓	✓	✓
Large Cap Companies Risk		✓	✓
Leverage Risk		✓
Liquidity Risk	✓		✓	✓
Market Direction Risk		✓
Market Risk	✓	✓	✓	✓
Monetary Policy, Political and Legislative Risk		✓		✓
Natural Resources Risk	✓
Non-Diversification Risk		✓		✓
Non-US Securities Risk	✓	✓	✓	✓
Preferred Securities Risk		✓
Quantitative Model Risk	✓		✓
Realty Companies, Real Estate Investments and REITs Risk	✓
Sector Risk			✓
Securities Selection Risk	✓	✓	✓	✓
Short Position Risk		✓
Small and Mid Cap Companies Risk	✓	✓	✓
Subsidiary Risk	✓
Tax Status Risk	✓
Value Investing Risk	✓	✓	✓

	US Corporate Income Portfolio	US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio	Global Listed Infrastructure Portfolio
Cybersecurity Risk	✓	✓	✓	✓
Depositary Receipts Risk				✓
Derivatives and Hedging Risk	✓	✓	✓	✓
Emerging Market Risk	✓	✓	✓	✓
ETF and Similar Products Risk	✓	✓	✓	✓
Fixed-Income and Debt Securities Risk	✓	✓	✓
Focused Investing Risk		✓		✓
Foreign Currency Risk	✓	✓	✓
Foreign Currency and Foreign Currency Hedging Risk				✓
Government Securities Risk	✓
High Portfolio Turnover Risk		✓
Infrastructure Companies Risk				✓
IPO Shares Risk				✓
Issuer Risk	✓	✓	✓	✓
Large Cap Companies Risk				✓
Liquidity Risk			✓
Market Risk	✓	✓	✓	✓
MLP Risk				✓
Monetary Policy, Political and Legislative Risk	✓	✓	✓
Mortgage-Related and Asset-Backed Securities Risk		✓	✓
Natural Resources Risk			✓	✓
Non-US Securities Risk	✓	✓	✓	✓
Securities Selection Risk	✓	✓	✓	✓
Structured Products Risk		✓	✓
Value Investing Risk				✓

	US Realty Equity Portfolio	Opportunistic Strategies Portfolio	Global Dynamic Multi-Asset Portfolio
Allocation Risk			✓
Contrarian/Opportunistic Strategy Risk		✓
Cybersecurity Risk	✓	✓	✓
Depositary Receipts Risk	✓	✓	✓
Derivatives and Hedging Risk	✓	✓	✓
Emerging Market Risk	✓	✓	✓
ETF and Similar Products Risk	✓	✓	✓
Fixed-Income and Debt Securities Risk	✓	✓	✓
Focused Investing Risk		✓
Foreign Currency Risk	✓	✓	✓
Growth Investing Risk			✓
High Portfolio Turnover Risk		✓	✓
Investment Company and ETFs Risk	✓
IPO Shares Risk	✓	✓	✓
Issuer Risk	✓	✓	✓
Large Cap Companies Risk		✓	✓
Liquidity Risk			✓
Market Risk	✓	✓	✓
Monetary Policy, Political and Legislative Risk	✓	✓	✓
Mortgage-Related and Asset-Backed Securities Risk	✓
Non-Diversification Risk	✓
Non-US Securities Risk	✓	✓	✓
Other Equity Securities Risk	✓
Quantitative Model Risk			✓
Realty Companies, Real Estate Investments and REITs Risk	✓
Securities Selection Risk	✓	✓	✓
Short Position Risk		✓
Small and Mid Cap Companies Risk	✓		✓
Underlying Funds Risk		✓
Value Investing Risk			✓
Volatility Management Risk			✓

Glossary—Investment Risks

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among the investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

CDO Risk. CDOs are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually are comprised of loans or other debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Commercial Paper Risk. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of US dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Commodity-Related Investments Risk. Exposure to the commodities markets may subject the Portfolio to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as “daily price fluctuation limits” and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a “limit price.” Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

Concentration Risk. The Portfolio’s ability to concentrate its investments may be limited by applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Contrarian/Opportunistic Strategy Risk. A contrarian/opportunistic strategy is susceptible to the risk that the Investment Manager’s determinations of opportunities in market anomalies do not materialize as expected so that investments using this strategy do not increase in value (and may lose value).

Convertible Securities Risk. The market value of convertible securities generally performs like that of nonconvertible fixed income securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. If there is a decline, or perceived decline, in the credit quality of a convertible security, the security’s value could fall, potentially lowering the Portfolio’s share price. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Credit Risk. The Portfolio’s investment strategies are dependent on counterparties to its securities borrowing transactions in connection with short sales of securities and/or counterparties to derivatives transactions, as applicable. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

Country Risk. Implementation of the Portfolio's investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio's assets in a particular country, such as Japan or China, and the Portfolio would be expected to be affected by economic, political and social developments affecting that country.

The growth of Japan's economy has historically lagged behind that of its Asian neighbors and other major developed economies. International trade, government support of companies in troubled sectors, government intervention and other policies, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. Adverse economic conditions in the US or other significant trading partners also may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and Japan's economy may be affected by economic, political or social instability in those countries and fluctuations in their currency values. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan's economy. Trade tariffs and other protectionist measures could also have an adverse impact on Japan's export market. The Japanese yen has fluctuated widely at times, and any increase in the yen's value may cause a decline in Japan's exports. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen, and such intervention could cause the value of the yen to fluctuate sharply and unpredictably.

China is an emerging market and from time to time demonstrates significantly higher volatility in comparison to developed markets. Specific risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Although the Chinese government has undertaken reform of economic and market practices, the Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Export growth has been a major driver of China’s rapid economic growth, and a slowing or reversal of such growth would be expected to affected economic growth. Internal social unrest or confrontations with other neighboring countries, including military conflicts, or strained international relations generally may also disrupt economic development in China. Reduced spending on Chinese products and services, which may result in substantial price reductions of goods and services and possible failure of individual companies and/or large segments of China's export industry; institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the US or other countries; or a downturn in any of the economies of China's key trading partners, may have an adverse impact on the Chinese economy. Changes in applicable Chinese tax law could reduce the after-tax profits of the Portfolio, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Portfolio invests. In addition, uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Portfolio.

The Portfolio may invest in China A shares through Stock Connect, which links the Hong Kong and Shanghai stock exchanges and permits "foreigners" (such as the Portfolio) to buy China A shares listed on the mainland through Hong Kong rather than comply with the extensive requirements to invest in China A shares directly. Stock Connect is subject to daily quota limitations on purchases and is subject to trading, clearance, settlement and other procedures, as well as operational risks. In particular, trading restrictions and suspensions, applicable procedural requirements and operational risks could lead to greater market execution risk and costs for the Portfolio with respect to purchasing and/or selling affected securities. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in China A shares through Stock

Connect may subject the Portfolio to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading and the Portfolio cannot buy or sell China A shares. In addition, the Chinese markets are periodically subject to extended market closures due to holidays or other reasons, and the Portfolio normally would not be able to sell its China A shares investments during such closures.

Cybersecurity Risk. The Portfolio and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Portfolio's ability to calculate its NAV; impediments to trading for the Portfolio's portfolio managers; the inability of Portfolio shareholders to transact business with the Portfolio; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Portfolio invests, counterparties with which the Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated. Certain countries may limit the ability to convert depositary receipts into the underlying non-US securities and vice versa, which may cause the securities of the non-US company to trade at a discount or premium to the market price of the related depositary receipt. The Portfolio may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset.

Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. Future rules and regulations of the SEC may impact the Portfolio’s derivatives transactions as described in this prospectus.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

ETFs and Similar Products Risk. Shares of ETFs and similar products such as ETNs in which the Portfolio may invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs, ETNs and similar products may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. The Portfolio’s investments in ETFs and similar products are subject to the risks of investments made by the ETFs and similar products, as well as to the general risks of investing in ETFs and similar products. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and similar products in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs, ETNs are not registered investment companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available. Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs, and the Portfolio’s reliance on an order is conditioned on compliance with certain terms and conditions of the order, including that the Portfolio enter into a purchasing fund agreement with the ETF regarding the terms of the investment. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in ETFs that are registered investment companies to: (1) 3% or less of an ETF’s voting shares, (2) an ETF’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of ETFs in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the near future. During periods of reduced market liquidity, the Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including a single large request for a significant percentage of the Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk and/or Portfolio expenses. Economic and other developments can adversely affect debt securities markets.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivative transactions.

Focused Investing Risk. The NAV of the Portfolio may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Foreign Currency and Foreign Currency Hedging Risk. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager may not be able to accurately predict movements in exchange rates and there may be imperfect correlations between movements in exchange rates that could cause the Portfolio to incur significant losses.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Except as specifically stated for a Portfolio, the Investment Manager generally does not intend to actively hedge the Portfolio's foreign currency exposure.

Franchise Companies Risk. Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect franchise companies individually or across an industry and may negatively impact the Portfolio to a greater extent than if the Portfolio’s assets were invested more broadly in a number of types of companies.

Government Securities Risk. Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of US government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Growth Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Hedging Risk. Derivative instruments, such as futures contracts or swap agreements, even when entered into for the purpose of protecting the value of Portfolio investments (hedging), may reduce returns, such as when such instruments are not well correlated with the investments seeking to be hedged. In addition, while such instruments may protect the value of Portfolio investments from a decline in value, the entry into such instruments for hedging purposes would limit any gains associated with the investments being hedged. The Portfolio’s ability to fully hedge its risk may be further limited by regulatory and other constraints.

High Portfolio Turnover Risk. The Portfolio’s investment strategies may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Inflation-Indexed Security Risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the Portfolio may be required to make annual distributions to shareholders that exceed the cash the Portfolio received, which may cause the Portfolio to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

Infrastructure Companies Risk. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to:

• regulation by various government authorities, including rate regulation;

• service interruption due to environmental, operational or other mishaps;

• the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;

• general changes in market sentiment towards infrastructure and utilities assets;

• difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

• inexperience with and potential losses resulting from a developing deregulatory environment; and

• technological innovations that may render existing plants, equipment or products obsolete.

Investment Companies and ETF Risk. Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other investment companies and ETFs in which the Portfolio invests.

IPO Shares Risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio’s asset base increases, IPOs may have a diminished effect on the Portfolio’s performance.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Leverage Risk. The use of leverage may magnify the Portfolio’s gains or losses.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Market Direction Risk. Since the Portfolio will typically hold both long and short positions, an investment in the Portfolio will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Portfolio’s results will suffer both when there is a general market advance and the Portfolio holds significant “short” positions, or when there is a general market decline and the Portfolio holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

MLP Risk. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.

Monetary Policy, Political and Legislative Risk. The Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the future. Rising rates may expose fixed-income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which could cause the value of the Portfolio’s investments and share price to fall. Portfolio redemptions also may increase, which may result in higher portfolio turnover and Portfolio expenses. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage- related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

Natural Resources Risk. Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

Non-Diversification Risk. The NAV of the Portfolio may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Additionally, certain non-US markets may rely heavily on particular industries and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Portfolio’s foreign holdings or exposures.

Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. The current uncertainty regarding “Brexit” and related future developments could have a negative impact on both the United Kingdom economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

Other Equity Securities Risk. Preferred stock is subject to credit and interest rate risk and the risk that the dividend on the stock may be changed or omitted by the issuer and, unlike common stock, participation in the growth of an issuer may be limited. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in rights and warrants involve certain risks including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk; interest rate risk; deferral and omission of distributions; subordination; call and reinvestment risk; limited liquidity; limited voting rights and special issuer redemption rights. In addition, unlike common stock, participation in the growth of an issuer may be limited.

• Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

• Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Securities with longer periods before maturity or effective durations may be more sensitive to interest rate changes.

• Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

• Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

• During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem, its issue at par earlier than the scheduled maturity, which is generally known as call risk. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates). This is known as reinvestment risk.

• Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

• Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

• In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Portfolio

Quantitative Model Risk. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors, including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, the factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Realty Companies, Real Estate Investments and REITs Risk. The Portfolio could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies and Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment;

changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

REITS are subject to similar risks as Real Estate Investments and Realty Companies. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect the Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and they generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

Sector Risk. Implementation of the Portfolio's investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio's assets in a particular market sector, such as information technology companies or companies in the financials sector, and the Portfolio would be expected to be affected by developments in that sector.

Information technology companies generally operate in intensely competitive markets on a worldwide basis. This level of competition can put pressure on the prices of their products and services which could adversely affect their profitability. Also, because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Other risks include changes in consumer preferences, competition for qualified personnel, the effects of economic slowdowns, dependence on intellectual property rights and the impact of government regulation.

Companies in the financials sector can be significantly affected by, among other things: government regulation; changes in interest rates and/or monetary policy and general economic conditions; the availability and cost of capital; capital requirements; decreased liquidity in credit markets; and the rate of defaults on corporate, consumer and government debt. Deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including the US and international credit and interbank markets generally, which could affect a wide range of financial institutions and markets. In addition, companies in the financials sector are often more highly leveraged than other companies, making them inherently riskier.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Short Position Risk. Short sales or positions may involve substantial risks. If a short position appreciates in value during a period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

In taking a short position in securities through total return swap agreements (which generally entitle the Portfolio to the economic equivalent of gains or losses and dividends on the subject securities during the period of the swap agreements), the Portfolio will incur transaction costs similar to interest or financing charges that will reduce any gains or increase any losses. Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

There is a risk that the Portfolio may be unable to fully implement its investment strategies due to a lack of available swap arrangements or securities to borrow to effect short sales or for some other reason.

When seeking to effect short sales of securities, the Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. In addition, the Portfolio may not always be able to close out a short sale position at a particular time or at an acceptable price. If the lender of a borrowed security requires the Portfolio to return the security to it on short notice, and the Portfolio is unable to borrow the security from another lender, the Portfolio may have to buy the borrowed security at an unfavorable price, resulting in a loss. In addition, there is a risk that the collateral pledged to the Portfolio’s custodian to secure securities borrowings in connection with short sales of securities may not be returned to the Portfolio or may not be returned in a timely manner.

It is possible that the market value of the securities the Portfolio holds in long positions will decline at the same time that the market value of the securities to which the Portfolio has short exposure increases, thereby increasing the Portfolio’s potential volatility.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Small Cap Companies Risk. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Structured Products Risk. Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed income securities and derivatives transactions (described above).

Subsidiary Risk. The Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could prevent the Portfolio or the Subsidiary from operating as described in the Prospectus and could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments (described elsewhere in this Prospectus).

Tax Status Risk. Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to the Portfolio for purposes of qualification as a RIC for federal income tax purposes. Without such qualification, the Portfolio could be subject to tax. The Portfolio intends to take the position that income and gains from its investments in the Subsidiary and certain commodity-linked derivatives will constitute “qualifying income.” The IRS has announced that it will no longer issue private letter rulings regarding this matter; however, the Portfolio anticipates that all income and gains earned by the Subsidiary will constitute “qualifying income,” as the Subsidiary intends to make corresponding distributions of those earnings to the Portfolio at least once during every taxable year, consistent with Section 851(b) of the Code. The tax treatment of some of the Portfolio’s investments in the Subsidiary and commodity-linked derivatives may be adversely affected by future legislation, regulations of the US Treasury Department or guidance issued by the IRS, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

Underlying Funds Risk. Shares of ETFs and closed-end funds in which the Portfolio invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. The Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available.

Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs and closed-end funds, and a Portfolio’s reliance on an order is conditioned on compliance with certain conditions of the order. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in Underlying Funds that are registered investment companies to: (1) 3% or less of an Underlying Fund’s voting shares, (2) an Underlying Fund’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of Underlying Funds in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

Value Investing Risk. The Portfolio generally invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Volatility Management Risk. While the Investment Manager generally will seek to achieve, over a full market cycle, the level of volatility in the Portfolio’s performance as described in the strategy section, there can be no guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower depending on market conditions. In addition, the Investment Manager’s efforts to manage the Portfolio’s volatility can be expected, in a period of generally positive equity market returns, to reduce the Portfolio’s performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility.

Lazard Funds Fund Management

Investment Manager

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Fund’s affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $193 billion as of December 31, 2018. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2018, the Investment Manager waived all or a portion of its management fees with respect to certain Portfolios, which resulted in such Portfolios paying the Investment Manager an investment management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets.

Name of Portfolio	Investment Management Fee Payable	Effective Annual Rate of Investment Management Fee Paid
US Equity Concentrated Portfolio	.70%	.70%
US Equity Focus Portfolio	.55%	.46%
US Small-Mid Cap Equity Portfolio	.75%	.75%
International Equity Portfolio	.75%	.75%
International Equity Advantage Portfolio	.65%	.00%
International Equity Select Portfolio	.65%	.73%*
International Equity Concentrated Portfolio	.80%	.67%
International Quality Growth Portfolio	.75%	.00%
International Equity Value Portfolio	.80%	.00%
International Strategic Equity Portfolio	.75%	.75%
International Small Cap Equity Portfolio	.75%	.75%
Global Equity Select Portfolio	.65%	.75%*
Managed Equity Volatility Portfolio	.60%	.00%
Global Strategic Equity Portfolio	.75%	.00%
Equity Franchise Portfolio	.80%	.00%
Emerging Markets Equity Portfolio	1.00%	1.00%
Emerging Markets Core Equity Portfolio	1.00%	.99%
Emerging Markets Equity Advantage Portfolio	.85%	.00%
Developing Markets Equity Portfolio	1.00%	1.00%
Emerging Markets Equity Blend Portfolio	1.00%	1.00%
Emerging Markets Debt Portfolio	.75%	.73%
US Corporate Income Portfolio	.55%	.45%
US Short Duration Fixed Income Portfolio	.25%	.21%
Global Fixed Income Portfolio	.50%	.00%
US Realty Equity Portfolio	.75%	.73%
Global Listed Infrastructure Portfolio	.90%	.90%
Real Assets and Pricing Opportunities Portfolio	.70%	.00%
Enhanced Opportunities Portfolio	.95%	.00%
Opportunistic Strategies Portfolio	1.00%	.86%
Global Dynamic Multi-Asset Portfolio	.80%	.34%

* The effective rate paid in fiscal year 2018 is higher than the investment management fee payable because of a reduction in the management fee during or following the end of fiscal year 2018.

A discussion regarding the basis for the approval of the management agreement between the Fund, on behalf of each Portfolio except Lazard International Equity Value Portfolio and Lazard International Quality Growth Portfolio, and the Investment Manager is available in the Portfolios’ semi-annual reports to shareholders for the period ended June 30, 2018.

A discussion regarding the basis for approval of the management agreement between the Fund, on behalf of Lazard International Equity Value Portfolio and Lazard International Quality Growth Portfolio, and the Investment Manager is available in the Portfolio’s annual report to shareholders for the fiscal year ended December 31, 2018.

The Investment Manager has a contractual agreement to waive its fee and, if necessary, reimburse each Portfolio until May 1, 2020 (except as otherwise noted), to the extent Total Annual Portfolio Operating Expenses exceed the amounts shown below (expressed as a percentage of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares), exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short (Lazard Enhanced Opportunities Portfolio and Lazard Opportunistic Strategies Portfolio only), fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors (the “Board”), and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios. The addition of expenses excluded from the expense limitation agreement, particularly Acquired Fund Fees and Expenses and Dividend and Borrowing Expenses on Securities Sold Short, as applicable, will cause Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed, for each Class, the maximum amounts agreed to by the Investment Manager.

Name of Portfolio	Institutional Shares	Open Shares	R6 Shares
US Equity Concentrated Portfolio*	.90%	1.15%	.85%
US Equity Focus Portfolio	.70%	.95%	.70%
US Small-Mid Cap Equity Portfolio	1.15%	1.40%	1.10%
International Equity Portfolio	.85%	1.10%	.80%
International Equity Advantage Portfolio	.90%	1.15%	.85%
International Equity Select Portfolio**	.90%	1.15%	.85%
International Equity Concentrated Portfolio	.95%	1.20%	.90%
International Quality Growth Portfolio***	.85%	1.10%	.80%
International Equity Value Portfolio****	.95%	1.20%	.90%
International Strategic Equity Portfolio	1.05%	1.30%	1.00%
International Small Cap Equity Portfolio	1.13%	1.38%	1.08%
Global Equity Select Portfolio	.90%	1.15%	.85%
Managed Equity Volatility Portfolio	.75%	1.00%	.70%
Global Strategic Equity Portfolio	1.00%	1.25%	.95%
Equity Franchise Portfolio	.95%	1.20%	.90%
Emerging Markets Equity Portfolio	1.20%	1.45%	1.15%
Emerging Markets Core Equity Portfolio	1.25%	1.50%	1.20%
Emerging Markets Equity Advantage Portfolio	1.10%	1.35%	1.05%
Developing Markets Equity Portfolio	1.25%	1.50%	1.20%
Emerging Markets Equity Blend Portfolio	1.25%	1.50%	1.20%
Emerging Markets Debt Portfolio†	.95%	1.15%	.90%
US Corporate Income Portfolio	.55%	.80%	.55%
US Short Duration Fixed Income Portfolio	.40%	.65%	.35%
Global Fixed Income Portfolio	.70%	.95%	.65%
US Realty Equity Portfolio††	1.00%	1.30%	.95%
Global Listed Infrastructure Portfolio††	1.20%	1.45%	1.15%

Real Assets and Pricing Opportunities Portfolio	.90%	1.15%	.85%
Enhanced Opportunities Portfolio	1.25%	1.50%	1.20%
Opportunistic Strategies Portfolio	1.02%	1.27%	1.02%
Global Dynamic Multi-Asset Portfolio	.90%	1.15%	.90%

* This agreement will continue in effect until May 1, 2020, and from May 1, 2020 through May 1, 2029, at levels of 1.10%, 1.35% and 1.05% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

** This agreement will continue in effect until May 1, 2020 and from May 1, 2020 through May 1, 2029, at levels of 1.15%, 1.40% and 1.10% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

*** This agreement will continue in effect through December 31, 2020.

**** This agreement will continue in effect through October 31, 2020.

† This agreement will continue in effect until May 1, 2020, and from May 1, 2020 through May 1, 2029, at levels of 1.10%, 1.35% and 1.05% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

†† This agreement will continue in effect until May 1, 2029.

In addition, to the extent the Total Annual Portfolio Operating Expenses of the R6 Shares of a Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager has contractually agreed, until May 1, 2020, to bear the expenses of the R6 Shares in the amount of such excess. This agreement will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Portfolio Management

The Investment Manager manages the Portfolios on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. Each portfolio management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the respective Portfolio. Members of each portfolio management team discuss the portfolio, including making investment recommendations, overall portfolio composition, and the like. Research analysts perform fundamental research on issuers (based on, for example, sectors or geographic regions) in which the Portfolio may invest.

The names of the persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows (along with the date they became a portfolio manager of the Portfolio):

US Equity Concentrated Portfolio—Christopher H. Blake (since May 2012) and Martin Flood (since March 2011)

US Equity Focus Portfolio—Andrew D. Lacey (since December 2004), H. Ross Seiden (since May 2018), Martin Flood (since March 2011) and Ronald Temple (since February 2009)

US Small-Mid Cap Equity Portfolio—Daniel Breslin (since May 2007), Michael DeBernardis (since October 2010) and Martin Flood (since December 2014)

International Equity Portfolio—Michael G. Fry (since November 2005), Michael A. Bennett (since May 2003), Kevin J. Matthews (since May 2013), Michael Powers (since May 2003), Giles Edwards (since May 2019) and John R. Reinsberg# (since January 1992)

International Equity Select Portfolio—Michael G. Fry (since May 2010), Michael A. Bennett (since May 2003), James M. Donald and Kevin J. Matthews (each since May 2010), Michael Powers (since May 2003), Giles Edwards (since May 2019) and John R. Reinsberg* (since May 2001)

International Equity Advantage Portfolio—Paul Moghtader, Taras Ivanenko, Ciprian Marin, Craig Scholl, Susanne Willumsen (each since May 2015), Alex Lai and Jason Williams (each since May 2019)

International Equity Concentrated Portfolio—Kevin J. Matthews, Michael A. Bennett, Michael G. Fry, Michael Powers and John R. Reinsberg (each since August 2014) and Giles Edwards (since May 2019)

International Quality Growth Portfolio—Louis Florentin-Lee, Robin O. Jones, Mark Little and Barnaby Wilson (each since December 2018)

International Equity Value Portfolio—Mark Rooney and Erik Van Der Sande (each since October 2018)

International Strategic Equity Portfolio—Mark Little (since October 2005), Michael A. Bennett (since September 2008), Robin O. Jones (since May 2009) and John R. Reinsberg# (since October 2005)

International Small Cap Equity Portfolio—Edward Rosenfeld (since May 2007), Alex Ingham (since July 2012) and John R. Reinsberg* (since December 1993)

Global Equity Select Portfolio—Louis Florentin-Lee (since December 2013), Barnaby Wilson (since 2015), Andrew D. Lacey, Martin Flood, Patrick Ryan and Ronald Temple (each since December 2013)

Managed Equity Volatility Portfolio—Paul Moghtader, Taras Ivanenko, Ciprian Marin, Craig Scholl, Susanne Willumsen (each since May 2015), Alex Lai and Jason Williams (each since May 2019)

Global Strategic Equity Portfolio—Robin O. Jones, Mark Little, John R. Reinsberg and Barnaby Wilson (each since August 2014)

Equity Franchise Portfolio—Bertrand Cliquet, Matthew Landy, John Mulquiney and Warryn Robertson (each since September 2017)

Emerging Markets Equity Portfolio—James M. Donald (since November 2001), Rohit Chopra (since May 2007), Monika Shrestha (since December 2014) and John R. Reinsberg* (since July 1994)

Emerging Markets Core Equity Portfolio—Stephen Russell and Thomas Boyle (each since October 2013)

Emerging Markets Equity Advantage Portfolio—Paul Moghtader, Taras Ivanenko, Ciprian Marin, Craig Scholl, Susanne Willumsen (each since May 2015), Alex Lai and Jason Williams (each since May 2019)

Developing Markets Equity Portfolio—Kevin O’Hare, Peter Gillespie, James M. Donald** and John R. Reinsberg* (each since September 2008)

Emerging Markets Equity Blend Portfolio—Jai Jacob (since May 2010), Stephen Marra (since May 2013) and James M. Donald# (since May 2010)

Emerging Markets Debt Portfolio—Arif T. Joshi and Denise S. Simon (each since February 2011)

US Corporate Income Portfolio—Jeffrey Clarke (since August 2017) and Eulogio (Joe) Ramos (since February 2016)

US Short Duration Fixed Income Portfolio—Eulogio (Joe) Ramos, George Grimbilas and John R. Senesac, Jr. (each since February 2011)

Global Fixed Income Portfolio—Yvette Klevan and Jared Daniels (each since March 2012)

Realty Portfolio—Jay P. Leupp (since September 2011 and previously a portfolio manager of the Predecessor Realty Equity Fund since December 2008) and Christopher Hartung (since September 2018)

Global Listed Infrastructure Portfolio—Bertrand Cliquet (since September 2017), Matthew Landy (since March 2016) and John Mulquiney and Warryn Robertson (each since December 2009)

Real Assets and Pricing Opportunities Portfolio—Jai Jacob and Stephen Marra (each since December 2016)

Enhanced Opportunities Portfolio—Sean Reynolds and Frank Bianco (each since December 2014)

Opportunistic Strategies Portfolio—Jai Jacob, Stephen Marra, Thomas McManus and Kim Tilley (each since February 2017)

Global Dynamic Multi-Asset Portfolio—Jai Jacob and Stephen Marra (each since May 2016)

# In addition to his oversight responsibility as described below, Mr. Donald or Mr. Reinsberg, as the case may be, is a member of the portfolio management team.

* As a Deputy Chairman of the Investment Manager, Mr. Reinsberg is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

** As head of the Emerging Markets Group, Mr. Donald is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

Biographical Information of Principal Portfolio Managers

Michael A. Bennett, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s International Equity teams. Prior to joining the Investment Manager in 1992, Mr. Bennett was with General Electric Investment Corporation, Keith Lippert Associates and Arthur Andersen & Company. Mr. Bennett has been working in the investment field since 1987.

Frank Bianco, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams. Prior to joining the Investment Manager in 2009, Mr. Bianco was a portfolio manager and Head of Credit Research at Argent Funds Group LLC, where he oversaw domestic and international convertible bond, high yield and equity derivative portfolios. Previously, Mr. Bianco had analyst roles at McMahan Securities, the Federal Reserve Bank of New York and AIG, where he began his career in the investment field in 1991.

Christopher H. Blake, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity teams. Mr. Blake joined the Investment Manager in 1995, when he began working in the investment field as a research analyst for the Investment Manager.

Thomas Boyle, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, focusing primarily on emerging markets investments within Latin America. Prior to joining the Investment Manager in 2010, Mr. Boyle spent 11 years with Deutsche Asset Management, providing expertise in the areas of bottom-up research, portfolio construction and client service for their Emerging Markets and Latin America Equity institutional and retail strategies.

Daniel Breslin, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity team. He began working in the investment field in 1992. Prior to joining the Investment Manager in 2002, Mr. Breslin was with Guardian Life and New York Life.

Rohit Chopra, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, Mr. Chopra was with Financial Resources Group, Deutsche Bank and Morgan Stanley.

Jeffrey Clarke, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Fixed Income team. Mr. Clarke primarily focuses on investment opportunities in the US Taxable markets, specializing in US Corporate High Yield credits. Prior to joining the Investment Manager in 2002, he was a High Yield Research Analyst and Funds Administrator with OFFITBANK, and was also previously with the Bank of New York. He began working in the investment field in 1999. Mr. Clarke is a Chartered Financial Analyst (“CFA”) Charterholder.

Bertrand Cliquet is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams. Prior to joining the Investment Manager in 2004, Mr. Cliquet was a utility analyst at Goldman Sachs International in London, and a merger and acquisition analyst at Deutsche Bank. He has been working in the investment field since 1999.

Jared Daniels, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Global Fixed Income team. He began working in the investment field in 1997. Prior to joining the Investment Manager in 1998, Mr. Daniels was with CIBC Oppenheimer Corporation. He is a CFA Charterholder.

Michael DeBernardis, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity and Global Small Cap Equity teams. Prior to joining the Investment Manager in 2005, Mr. DeBernardis was a Senior Equity Analyst at Systematic Financial Management L.P. and a Market Data Analyst at Salomon Smith Barney. He began working in the investment field in 1996.

James M. Donald, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining the Investment Manager in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

Giles Edwards, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s International teams. Prior to joining the investment teams, he was a research analyst with a background in media, automotive, and services. Prior to joining the Investment Manager in 2008, Mr. Edwards was a Management Accountant at BSkyB.

Martin Flood, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams. Prior to joining the Investment Manager in 1996, Mr. Flood was a Senior Accountant with Arthur Andersen LLP. He began working in the investment field in 1993.

Louis Florentin-Lee, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity Select team. He joined the Investment Manager in 2004, and has been working in the investment field since 1996.

Michael G. Fry, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s International Equity teams. Prior to joining the Investment Manager in 2005, Mr. Fry held several positions at UBS Global Asset Management, including Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981.

Peter Gillespie, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team. Prior to joining the Investment Manager in 2007, Mr. Gillespie was a portfolio manager at Newgate Capital, LLP, GE Asset Management and an analyst at Sinta Capital Corp. Mr. Gillespie is a CFA Charterholder.

George Grimbilas, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Fixed Income teams. Prior to joining the Investment Manager in 2006, Mr. Grimbilas was a portfolio manager at Ambac Financial Group, Inc., a Managing Director at R.W. Pressprich & Co., a portfolio manager at Liberty Capital Management and an analyst at The Trepp Group. Mr. Grimbilas is a CFA Charterholder.

Christopher Hartung, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager's Global Real Estate Securities team. Prior to joining the Investment Manager in 2011, Mr. Hartung was Senior Advisor at Grubb & Ellis Alesco Global Advisors, LLC responsible for alternative investment strategies, capital markets, product development and research. He began working in the investment field in 1990.

Alex Ingham, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets, International and Global Small Cap Equity teams. Prior to joining the Investment Manager in 2011, Mr. Ingham was with Aviva Investors (formerly Morley Fund Management), Aberdeen Asset Management, Hill Samuel Asset Management and City Financial Partners Limited. He began working in the investment field in 1996.

Taras Ivanenko, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2007, he was a Senior Portfolio Manager in the Global Active Equity group at State Street Global Advisors (“SSGA”). He began working in the investment field in 1995. He is a CFA Charterholder.

Jai Jacob, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Multi-Asset team. Mr. Jacob began working in the investment field in 1998 when he joined the Investment Manager.

Arif T. Joshi, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team. Prior to joining the Investment Manager in 2010, Mr. Joshi was a Senior Vice President and portfolio manager at HSBC Asset Management and an associate at Strategic Management Group. Mr. Joshi is a CFA Charterholder.

Robin O. Jones, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International and Global Strategic Equity teams. Prior to rejoining the Investment Manager in 2007, Mr. Jones was a portfolio manager for Bluecrest Capital Management since 2006. Mr. Jones initially joined the Investment Manager in 2002, when he began working in the investment field.

Yvette Klevan, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Fixed Income team. She began working in the investment field in 1982. Prior to joining the Investment Manager in 2002, Ms. Klevan was a Senior Portfolio Manager at Offitbank and previously worked at Bank of America, Chase Manhattan Bank and Aramco Services Company.

Andrew D. Lacey, a Deputy Chairman of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams. Mr. Lacey joined the Investment Manager in 1996, and has been working in the investment field since 1995.

Alex Lai, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2008, he was a Vice President and Quantitative Portfolio Manager in the Global Active Equity group at SSgA. Mr. Lai began working in the investment field in 2002 and is a CFA Charterholder.

Matthew Landy is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams. Prior to joining the Investment Manager in 2005, Mr. Landy worked in the private equity industry where he was involved in early stage venture capital in Europe and management buy-out investing in Australia. Previously he was an Equity Analyst with Tyndall Investment Management.

Jay P. Leupp, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team. Prior to joining the Investment Manager in 2011, Mr. Leupp was the President and Chief Executive Officer of Grubb & Ellis Alesco Global Advisors, LLC, which he founded in 2005.

Prior to that he was Managing Director of Real Estate Equity Research at RBC Capital Markets and Robertson Stephens & Co., Inc.

Mark Little, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s International and Global Strategic Equity teams. Prior to joining the Investment Manager in 1997, Mr. Little was a manager with the Coopers & Lybrand corporate finance practice. He began working in the investment field in 1992.

Ciprian Marin, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2008, Mr. Marin was a Senior Portfolio Manager at SSgA, managing European, UK and Global funds. He began working in the investment field in 1997.

Stephen Marra, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Multi-Asset team, specializing in strategy research. Prior to joining the Multi-Asset team, Mr. Marra worked in Settlements, Fixed Income Risk and Quantitative Technology. He began working in the investment field in 1999 upon joining the Investment Manager.

Kevin J. Matthews, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s International Equity teams. Prior to joining the International Equity teams, Mr. Matthews was a research analyst with a background in financial, automotive, aerospace and capital goods sectors. He began working in the investment field in 2001 when he joined the Investment Manager.

Thomas M. McManus, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Multi-Asset team, specializing in macroeconomic forecasting and asset allocation. He began working in the investment field in 1980. Prior to joining the Investment Manager in 2010, Mr. McManus was Managing Director and Chief Investment Officer of Wells Fargo Advisors. Previously, he was Managing Director and Chief Investment Strategist at Bank of America Securities LLC. Mr. McManus started his career at Morgan Stanley in 1980 in strategic planning and equity derivatives. From 1983 to 1991, he was a member of the Global Equity Derivatives department at Goldman Sachs.

Paul Moghtader, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2007, he was Head of the Global Active Equity Group and a Senior Portfolio Manager at SSgA. Mr. Moghtader began his career at Dain Bosworth as a research assistant when he began working in the investment field in 1992. He is a CFA Charterholder.

John Mulquiney is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams. Prior to joining the Investment Manager in August 2005, Mr. Mulquiney worked at Tyndall Australia and in the Asset and Infrastructure Group at Macquarie Bank, where he undertook transactions and developed valuation models for airports, electricity generators, rail projects and health infrastructure. Mr. Mulquiney is a CFA Charterholder.

Kevin O’Hare, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, focusing on the technology, health care, telecommunications and consumer discretionary sectors. He began working in the investment field in 1991. Prior to joining the Investment Manager in 2001, Mr. O’Hare was with Merrill Lynch and Moore Capital Management. Mr. O’Hare is a CFA Charterholder.

Michael Powers, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s International Equity teams. He began working in the investment field in 1990 when he joined the Investment Manager.

Eulogio (Joe) Ramos, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Fixed Income teams. Prior to joining the Investment Manager in 2006, Mr. Ramos was the Chief Investment Officer of Ambac Financial Group, Inc. He also was associated with E.H. Capital Group, LLC, Lehman Management Co. and the Lehman Brothers Kuhn Loeb Fixed Income Research Department.

John R. Reinsberg, a Deputy Chairman of the Investment Manager, is responsible for oversight of International and Global strategies. He also is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. Prior to joining the Investment Manager in 1992, he served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. Mr. Reinsberg began working in the investment field in 1981.

Sean Reynolds, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams. Prior to joining the Investment Manager in 2007, Mr. Reynolds was a portfolio manager for convertible arbitrage strategies at SAC Capital Management and a senior portfolio manager at Sailfish Capital Partners’ G2 Multistrategy Fund. In addition, he previously had portfolio management and/or trading roles with Clinton Group, Deutsche Bank, UBS and Merrill Lynch. Mr. Reynolds began working in the investment field in 1993.

Warryn Robertson is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams. Prior to joining the Investment Manager in April 2001, Mr. Robertson spent three years with Capital Partners, an independent advisory house, where he was an associate director developing business valuations for infrastructure assets and other alternative equity investments including airports, toll roads, timber plantations, power stations and coal mines. Mr. Robertson is a member of the Securities Institute of Australia and the Institute of Chartered Accountants.

Mark Rooney, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International Equity Value team. Mr. Rooney began working in the investment field in 1996. Prior to joining Lazard in 2018, Mr. Rooney was a Principal and co-founder of LRV Capital.

Edward Rosenfeld, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams. He began working in the investment industry in 1996. Prior to joining the Investment Manager in 2001, Mr. Rosenfeld was an analyst with J.P. Morgan.

Stephen Russell, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams. Prior to joining the Investment Manager in 2011, Mr. Russell was a portfolio manager for Deutsche Asset Management’s Emerging Markets and Latin America equity institutional and retail strategies. Mr. Russell is a CFA Charterholder.

Patrick Ryan, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Equity teams. He joined the Investment Manager in 1994 and has been working in the investment field since 1989.

Craig Scholl, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2007, he was a Principal and a Senior Portfolio Manager in the Global Active Equity group of SSgA. Mr. Scholl began working in the investment field in 1984 and is a CFA Charterholder.

H. Ross Seiden, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity teams. Mr. Seiden began working in the investment field in 2006. Prior to joining the Investment Manager in 2010, Mr. Seiden was an equity research associate covering the financials sector at Credit Suisse.

John R. Senesac, Jr., a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Fixed Income teams. Prior to joining the Investment Manager in 2000, Mr. Senesac was associated with Alliance Capital/Regent Investor Services and Trenwick America Reinsurance Corporation. Mr. Senesac is a CFA Charterholder.

Monika Shrestha, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, responsible for research coverage of companies in the financials sector. Prior to joining the Investment Manager in 2003, Ms. Shrestha was a principal at Waterview Advisors and a Corporate Finance Analyst with Salomon Smith Barney. Ms. Shrestha began working in the investment field in 1997.

Denise S. Simon, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team. Prior to joining the Investment Manager in 2010, Ms. Simon was a Managing Director and portfolio manager at HSBC Asset Management. She also was associated with The Atlantic Advisors, Dresdner Kleinwort Wasserstein, Bayerische Vereinsbank, Lehman Brothers, Kleinwort Benson and UBS.

Ronald Temple, a Managing Director of the Investment Manager, is responsible for oversight of the Investment Manager’s US Equity and Multi-Asset Strategies. He is also a portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams. Mr. Temple joined the Investment Manager in 2001 and has been working in the investment field since 1991.

Kim Tilley, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Multi-Asset team. Prior to joining the Investment Manager in 2002, Ms. Tilley worked on the Institutional Equity Sales Desk at Wachovia Securities, Inc.

Jason Williams, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2008, he was a Quantitative Portfolio Manager in the Pan European Active Equities group with SSgA, focusing on model development and performance evaluation. Mr. Williams began working in the investment field in 2001 and is a CFA Charterholder.

Susanne Willumsen, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2008, she was Managing Director, Head of Active Equities Europe with SSgA. Ms. Willumsen began working in the investment field in 1993.

Barnaby Wilson, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Equity teams. Prior to joining the Investment Manager in 1999, Mr. Wilson worked for Orbitex Investments. He began working in the investment field in 1998, and is a CFA Charterholder.

Erik Van Der Sande, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International Equity Value team. Mr. Van Der Sande began working in the investment field in 2002. Prior to joining Lazard in 2018, Mr. Van Der Sande was a Principal and co-founder of LRV Capital.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios is contained in the Fund’s SAI.

Administrator

State Street Bank and Trust Company (“State Street”), located at One Iron Street, Boston, Massachusetts 02210, serves as each Portfolio’s administrator.

Distributor

Lazard Asset Management Securities LLC (the “Distributor”) acts as distributor for the Fund’s shares.

Custodian

State Street acts as custodian of the Portfolios’ investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of non-US securities.

Lazard Funds Shareholder Information

General

Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the NAV next determined after an order in proper form is received by the Transfer Agent or another authorized entity. Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker. The fund also offers Open shares that have different fees and expenses. The Lazard Real Assets and Pricing Opportunities Portfolio’s NAV is disclosed daily at www.lazardassetmanagement.com or by calling (800) 823-6300.

Financial intermediaries may have different policies and procedures than those described in this prospectus or the SAI. Accordingly, the availability of certain share classes and/or investor services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary. To be eligible for the share classes and/or investor services described in this prospectus or the SAI, you may need to open an account directly with the Fund or a financial intermediary that offers such classes and/or services. Financial intermediaries determine the class of shares available for their clients and may receive different compensation for selling one class of shares than for selling another class of shares. Consult a representative of your financial intermediary for further information.

The NAV per share for each Class of each Portfolio is determined each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The Fund values securities and other assets for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Calculation of NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Eligibility to Purchase R6 Shares

R6 Shares are currently offered only by Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio, Lazard International Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard US Corporate Income Portfolio and Lazard Global Dynamic Multi-Asset Portfolio.

R6 Shares are not subject to any service or distribution fees. Neither the Fund nor the Investment Manager or its affiliates will provide any distribution, shareholder or participant servicing, account maintenance, sub-accounting, sub-transfer agency, administrative, recordkeeping or reporting, transaction processing, support or similar payments, or “revenue sharing” payments, in connection with investments in, or conversions into, R6 Shares (collectively, “Service Payments”).

Employee Benefit Plans (as defined below), Board members and other individuals considered to be affiliates of the Fund or the Investment Manager and their family members, and discretionary accounts with the Investment Manager, as well as affiliated and non-affiliated registered investment companies, may purchase R6 Shares.

“Employee Benefit Plans,” include:

• retirement plan level, retirement plan administrator level or omnibus accounts;

• retirement plans—employer-sponsored 401(k) and 403(b), 457, Keogh, profit sharing, money purchase, defined benefit/defined contribution, target benefit and Taft-Hartley plans;

• non-qualified deferred compensation plans; and

• post-employment benefit plans, including retiree health benefit plans.

Employee Benefit Plans, Board members and other individuals considered to be affiliates of the Fund or the Investment Manager, and discretionary accounts with the Investment Manager, as well as affiliated and non-affiliated registered investment companies may purchase R6 Shares with no investment minimum.

Certain other types of plans, and institutional or other investors, may be eligible to purchase R6 Shares, subject to the minimum investment amount set forth below, including, but not limited to:

• 529 plans;

• endowments and foundations;

• states, counties or cities or their instrumentalities;

• insurance companies, trust companies and bank trust departments; and

• certain other institutional investors.

Except as specifically provided above, R6 Shares may not be purchased by:

• individual investors and/or retail accounts including accounts purchasing through wrap programs;

• IRAs and Coverdells;

• SEPs, SIMPLEs and SARSEPs; and

• individual 401(k) and 403(b) plans.

The Fund and the Distributor will consider requests by holders of Institutional Shares to convert such shares to R6 Shares on a case by case basis, provided eligibility requirements and relevant minimums are met.

Minimum Investments

All purchases made by check should be in US Dollars and made payable to “The Lazard Funds, Inc.” Third party checks will not be accepted. The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Fund shares. Please note the following minimums in effect:

Institutional Shares*†	$10,000
Open Shares*†	$2,500

R6 Shares†	$1,000,000

*  Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial investment in a Portfolio for its clients of at least $10,000 for Institutional Shares or $2,500 for Open Shares.

† There is no minimum initial or subsequent investment for Board members and other individuals considered to be affiliates of the Fund or the Investment Manager and their family members, discretionary accounts with the Investment Manager, affiliated and non-affiliated registered investment companies and, for R6 Shares only, Employee Benefit Plans.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares. There is no subsequent investment minimum for R6 Shares.

Open Shares investors investing directly with a Portfolio who meet the Institutional Shares minimum may request that their Open Shares be converted to Institutional Shares. Investors investing through a securities dealer or other institution should consult that firm regard share class availability and applicable minimums.

The Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time without prior notice.

Lazard Emerging Markets Equity Portfolio Closed to Most New Investors

Effective as of the close of business on July 19, 2010, the Portfolio was generally closed to new investors. Those investors who did not own shares of the Portfolio on July 19, 2010 may open new accounts in the Portfolio only through certain products managed by the Investment Manager that maintain an allocation to the Portfolio, certain retirement or employee benefit plans (including 401(k) and other defined contribution plans) under the same primary tax identification number and certain other approved financial institutions or programs. Additionally, employees of the Investment Manager and members of the Board may open new accounts in the Portfolio. All current shareholders with open accounts may purchase additional shares of the Portfolio and continue, or elect, to reinvest dividends and capital gains distributions in shares of the Portfolio. The Fund may make certain exceptions or otherwise modify this policy at any time. The Fund reserves the right, at any future date, to open the Portfolio to all investors or to further close the Portfolio, including closing the Portfolio to additional investment by current shareholders or to the categories of investors who currently may open new accounts.

Investors may be required to demonstrate eligibility to purchase shares of the Portfolio before an investment is accepted. For questions about qualifying to purchase shares of the Portfolio, please call (800) 823-6300.

How to Buy Shares

Through the Transfer Agent:

Shareholders who do not execute trades through a broker-dealer or other financial intermediary should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

Initial Purchase

By Mail

1. Complete a Purchase Application. Indicate the services to be used.

2. Send the Purchase Application and a check for at least the minimum investment amount (if applicable) payable to “The Lazard Funds, Inc.” to:

regular mail
The Lazard Funds, Inc.
P.O. Box 219441
Kansas City, Missouri 64121-9441
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
430 W 7th Street, Suite 219441
Kansas City, Missouri 64105-1407

By Wire

Your bank may charge you a fee for this service.

1. Call (800) 986-3455 toll-free from any state and provide the following:

• the Portfolio(s) and Class of shares to be invested in

• name(s) in which shares are to be registered

• address

• social security or tax identification number

• dividend payment election

• amount to be wired

• name of the wiring bank, and

• name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street:
ABA #: 011000028
State Street Bank and Trust Company Boston, Massachusetts
Custody and Shareholder Services Division DDA 9905-2375
Attention: (Name of Portfolio and Class of Shares)
The Lazard Funds, Inc.
Shareholder’s Name and Account Number

3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

Additional Purchases

By Mail

4. Make a check payable to “The Lazard Funds, Inc.” Write the shareholder’s account number on the check.

5. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

By Wire

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under “Initial Purchase–By Wire” above.

By ACH

Shareholders may purchase additional shares of a Portfolio by automated clearing house (“ACH”). To set up the ACH purchases option, call (800) 986-3455. ACH is similar to making Automatic Investments (described below under “Shareholder Information—Investor Services—Automatic Investments”), except that shareholders may choose the date on which to make the purchase. The Fund will need a voided check or deposit slip before shareholders may purchase by ACH.

By Exchange

Shareholders may purchase additional shares of a Portfolio by exchange from another Portfolio, as described below under “Shareholder Information— Investor Services—Exchange Privilege.”

Purchases through the Automatic Investment Plan
(Open Shares only) (Minimum $50)

Investors may participate in the Automatic Investment Plan by making subsequent investments in a Portfolio through automatic deductions from a designated bank account at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. To enroll in the Automatic Investment Plan, call (800) 986-3455.

Individual Retirement Accounts
(Open Shares and Institutional Shares only)

The Fund may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $15 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call (800) 986-3455.

Market Timing/Excessive Trading

Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolios and their shareholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Fund’s Board has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices.

The Fund routinely reviews Portfolio share transactions and seeks to identify and deter abusive trading practices. The Fund monitors for transactions that may be harmful to a Portfolio, either on an individual basis or as part of a pattern of abusive trading practices. Each Portfolio reserves the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolio, its operations or its shareholders, including those requests from any individual or group who, in the Fund’s view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that account or may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor’s account. When an exchange request in respect of Portfolio shares is rejected, such shares may be redeemed from the Portfolio on request of the investor. The Fund may deem a shareholder to be engaged in abusive trading practices without advance notice and based on information unrelated to the specific trades in the shareholder’s account. For instance, the Fund may determine that the shareholder’s account is linked to another account that was previously restricted or a third party intermediary may provide information to the Fund with respect to a particular account that is of concern to the Fund. Accounts under common ownership, control or perceived affiliation may be considered together for purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading. In certain cases, the Fund may deem a single “roundtrip” trade or exchange (redeeming or exchanging a Portfolio’s shares followed by purchasing or exchanging into shares of that Portfolio) as a violation of the Fund’s policy against abusive trading practices. The Fund’s actions may not be subject to appeal.

To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. See “Shareholder Information—General.” The codes of ethics of the Fund, the Investment Manager and the Distributor in respect of personal trading contain limitations on trading in Portfolio shares.

As described below, the Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading or if the redemption request otherwise would be disruptive to efficient portfolio management or would otherwise adversely affect the Portfolio.

Except as otherwise noted, all of the policies described in this section apply uniformly to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to a Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. The Fund’s policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

Securities trading in non-US markets are particularly susceptible to time zone arbitrage. As a result, Portfolios investing in securities trading in non-US markets, including Lazard Opportunistic Strategies Portfolio, which may invest in Underlying Funds that invest in securities trading in non-US markets, may be at greater risk for market timing than funds that invest in securities trading in US markets.

Distribution and Servicing Arrangements

Each Portfolio offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class has different investment minimums and different expense ratios. The Fund has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows each Portfolio to pay the Distributor a fee, at the annual rate of .25% of the value of the average daily net assets of each Portfolio’s Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of each Portfolio’s assets on an on-going basis, over time these recurring fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Institutional Shares and R6 shares do not pay a rule 12b-1 fee. Financial intermediaries and other third parties may receive payments pursuant to the 12b-1 plan.

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide marketing, shareholder servicing, account administration or other services with respect to Open Shares and Institutional Shares. Such payments are in addition to any fees paid by a Portfolio's Open Shares under rule 12b-1. The receipt of such payments pursuant to the 12b-1 plan or from the Investment Manager or Distributor could create an incentive for the financial intermediaries to offer a Portfolio instead of other mutual funds where such payments are not received. Financial intermediaries determine the class of shares available for their clients and may receive different compensation for selling one class of shares than for selling another class of shares. Further information is contained in the SAI, and you should consult your financial intermediary for further details.

How to Sell Shares

General

If you request a Portfolio to transmit your redemption proceeds to you by check, the Portfolio expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request a Portfolio to transmit your redemption proceeds to you by wire or ACH, and the Portfolio already has your bank account information on file, the Portfolio expects that your redemption proceeds normally will be wired within one business day or sent by ACH within three business days, as applicable, to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer than the number of days the Portfolio typically expects and may take up to seven days after your order is received in proper form by the Portfolio’s transfer agent or other authorized entity, particularly for very large redemptions or during periods of stressed market conditions or high redemption volume.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a Portfolio or the determination of the fair value of the Portfolio’s net assets not reasonably practicable; or (iii) as permitted by order of the SEC for the protection of Portfolio shareholders. For these purposes, the SEC determines the conditions under which trading shall be deemed to be restricted and an emergency is deemed to exist.

Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to ten calendar days.

Under normal circumstances, each Portfolio expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, Portfolios may draw upon an unsecured credit facility for temporary or emergency purposes, including to meet redemption requests. Redemption requests also may be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash). A Portfolio may make an in-kind redemption under the following circumstances: (1) (i) the Investment Manager determines that an in-kind redemption is more advantageous to the Portfolio (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities; or the redeeming shareholder has requested an in-kind redemption, (ii) the Investment Manager determines that an in-kind redemption will not favor the redeeming shareholder to the detriment of any other shareholder or the Portfolio, and (iii) the Investment Manager determines that an in-kind redemption is in the best interests of the Portfolio; (2) to manage liquidity risk; (3) in stressed market conditions; or (4) subject to the approval of the Board of the Fund, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, in other circumstances identified by the Investment Manager. Any securities distributed in kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Selling Shares

Through the Transfer Agent:

Shareholders who do not execute trades through a broker-dealer or other financial intermediary should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

By Telephone

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a signed letter requesting that the telephone redemption privilege be added to the account. To place a redemption request, or to have the telephone redemption privilege added to your account, please call the Transfer Agent’s toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

By Mail

6. Write a letter of instruction to the Fund. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the shareholder’s account number, and social security or taxpayer identification number.

7. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

8. If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

9. Send the letter to the Transfer Agent at the following address:

regular mail
The Lazard Funds, Inc.
P.O. Box 219441
Kansas City, Missouri 64121-9441
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
430 W 7th Street, Suite 219441
Kansas City, Missouri 64105-1407

Investor Services

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

Automatic Investment Plan allows you to purchase Open Shares through automatic deductions from a designated bank account.

Systematic Withdrawal Plan allows you to receive payments at regularly scheduled intervals if your account holds at least $10,000 in Portfolio shares at the time plan participation begins. The maximum regular withdrawal amount for monthly withdrawals is 1% of the value of your Portfolio shares at the time plan participation begins.

Exchange Privilege allows you, depending on the arrangements of any broker or other financial intermediary associated with your account through which shares of the Portfolio are held, to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account at the next determined NAV of each Portfolio following placement of the exchange order.

There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent’s toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. See “Shareholder Information—How to Buy Shares—Market Timing/ Excessive Trading” for more information about restrictions on exchanges.

Conversion Feature may allow you or one or more brokers or other financial intermediaries authorized by the Fund (“Service Agents”), in the Fund’s discretion, to convert holdings of one class of Portfolio shares for a different class of shares of the same Portfolio. Granting of conversion requests relating to shares held pursuant to an arrangement with a Service Agent depend on the specific arrangements with the Service Agent. Conversion requests from individual shareholders invested in Open Shares in an account not associated with a Service Agent and invested directly with the Portfolio to convert to Institutional Shares will be granted if the shareholder’s holdings meet the Institutional Shares’ minimum initial investment. For federal income tax purposes, a same-Portfolio share class conversion is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to shareholders of an investment in a Portfolio.

General Policies

In addition to the policies described above, the Fund reserves the right to:

• redeem an account, with notice, if the value of the account falls below $1,000

• convert Institutional Shares or R6 Shares held by a shareholder whose account is less than $10,000 to Open Shares, upon written notice to the shareholder

• suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

• change or waive the required minimum investment amounts

Also in addition to the policies described above, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund’s management:

• a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected

• a Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets)

The Fund also reserves the right to close a Portfolio to investors at any time.

Account Policies, Dividends and Taxes

Account Statements

You will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations of each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Fund may be mailed to your household, even if you have more than one account with the Fund. Call (800) 542-1061 if you need additional copies of annual or semi-annual reports. Call the Transfer Agent at the telephone number listed on the back cover if you need account information.

Dividends and Distributions

Income dividends are normally declared each business day and paid monthly for Emerging Markets Debt Portfolio, US Corporate Income Portfolio, US Short Duration Fixed Income Portfolio and Global Fixed Income Portfolio. For Global Listed Infrastructure Portfolio and Real Assets and Pricing Opportunities Portfolio, income dividends, if any, are anticipated to be paid quarterly. For all other Portfolios, income dividends are anticipated to be paid annually. Net capital gains, if any, are normally distributed annually but may be distributed more frequently. Annual year end distribution estimates are expected to be available on or about November 1, 2019 at www.lazardassetmanagement.com or by calling (800) 823-6300. Estimates for any “spillback” distributions (income and/or net capital gains from the 2018 fiscal year that were not distributed by December 31, 2018) are expected to be available on or about August 16, 2019 at www.lazardassetmanagement.com or by calling (800) 823-6300.

Because the REITs in which US Realty Equity Portfolio invests do not provide complete information about the taxability of their distributions until after the calendar year-end, the Portfolio may not be able to determine how much of its distributions are taxable to shareholders until after the January 31st deadline for issuing Form 1099-DIV. As a result, US Realty Equity Portfolio may request permission from the Internal Revenue Service each year for an extension of time to issue Form 1099-DIV until February 28th.

Dividends and distributions of a Portfolio will be reinvested in additional shares of the same Class of the Portfolio at the NAV on the ex-dividend date, and credited to the shareholder’s account on the payment date or, at the shareholder’s election, paid in cash. Each share Class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

Tax Information

Please be aware that the following tax information is general and refers to the provisions of the Code, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of a Portfolio’s shares for shares of another Portfolio will be treated as a sale of the Portfolio’s shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time a Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in a Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your

Portfolio shares, you will have a taxable capital gain or loss, unless such shares were held in an IRA or other tax-deferred account.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

• fail to provide a social security number or taxpayer identification number

• fail to certify that their social security number or taxpayer identification number is correct

• fail to certify, or otherwise establish in accordance with applicable law, that they are exempt from withholding

Lazard Funds Financial Highlights

Financial Highlights

The financial highlights tables presented for each of the Portfolios are intended to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of each Portfolio’s operations. As of the date of this Prospectus, only Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio, Lazard International Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Debt Portfolio and Lazard US Corporate Income Portfolio had issued R6 Shares.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), if any. The financial highlights information has been audited by Deloitte & Touche LLP, whose report, along with each Portfolio’s financial statements, is included in the annual report, which is available upon request.

Lazard US Equity Concentrated Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$15.31	$14.16	$13.83		$13.41	$12.59

Income (loss) from investment operations:
Net investment income (loss)(a)	0.18	0.14	0.06	^	0.05	0.11
Net realized and unrealized gain (loss)	(1.11)	2.05	0.97		0.88	2.23
Total from investment operations	(0.93)	2.19	1.03		0.93	2.34

Less distribution from:
Net investment income	(0.20)	(0.14)	(0.05)		(0.04)	(0.09)
Net realized gains	(1.29)	(0.90)	(0.65)		(0.47)	(1.43)
Total distributions	(1.49)	(1.04)	(0.70)		(0.51)	(1.52)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$12.89	$15.31	$14.16		$13.83	$13.41
Total Return(c)	-6.07%	15.49%	7.37%	^	7.00%	18.88%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,040,851	$1,508,581	$1,230,377		$715,766	$331,074
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.77%	^	0.79%	0.81%
Gross expenses	0.75%	0.75%	0.77%		0.79%	0.81%
Net investment income (loss)	1.14%	0.90%	0.39%	^	0.36%	0.79%
Portfolio turnover rate	69%	86%	84%		74%	63%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$15.42	$14.25	$13.92		$13.50	$12.68

Income (loss) from investment operations:
Net investment income (loss)(a)	0.13	0.10	0.02	^	0.01	0.05
Net realized and unrealized gain (loss)	(1.11)	2.07	0.97		0.88	2.23
Total from investment operations	(0.98)	2.17	0.99		0.89	2.28

Less distribution from:
Net investment income	(0.16)	(0.10)	(0.01)		— (b)	(0.03)
Net realized gains	(1.29)	(0.90)	(0.65)		(0.47)	(1.43)
Total distributions	(1.45)	(1.00)	(0.66)		(0.47)	(1.46)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$12.99	$15.42	$14.25		$13.92	$13.50
Total Return(c)	-6.35%	15.22%	7.06%	^	6.67%	18.28%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$50,981	$87,603	$105,619		$114,348	$8,011
Ratios to average net assets:
Net expenses	1.03%	1.03%	1.03%	^	1.07%	1.25%
Gross expenses	1.03%	1.03%	1.03%		1.07%	1.46%
Net investment income (loss)	0.85%	0.62%	0.17%	^	0.08%	0.37%
Portfolio turnover rate	69%	86%	84%		74%	63%

Selected data for a share of capital	Year Ended		For the Period 11/15/16* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16
R6 Shares
Net asset value, beginning of period	$15.34	$14.18	$14.77

Income (loss) from investment operations:
Net investment income (loss)(a)	0.17	0.14	—	(b)	^
Net realized and unrealized gain (loss)	(1.10)	2.06	0.03
Total from investment operations	(0.93)	2.20	0.03

Less distribution from:
Net investment income	(0.20)	(0.14)	(0.03)
Net realized gains	(1.29)	(0.90)	(0.59)
Total distributions	(1.49)	(1.04)	(0.62)
Net asset value, end of period	$12.92	$15.34	$14.18
Total Return(c)	-6.08%	15.52%	0.17%	^
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,900	$361	$140
Ratios to average net assets:(d)
Net expenses	0.75%	0.75%	0.77%	^
Gross expenses	2.16%	8.34%	15.38%
Net investment income (loss)	1.50%	0.91%	0.19%	^
Portfolio turnover rate	69%	86%	84%

^

Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out- of- pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.

*	The inception date for the R6 Shares was November 15, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year except for non-recurring expenses.

Lazard US Equity Focus Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$12.43	$11.63	$10.97	$12.43	$12.49

Income (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.14	0.12	0.09	0.14
Net realized and unrealized gain (loss)	(0.55)	1.94	0.94	(0.69)	1.73
Total from investment operations	(0.41)	2.08	1.06	(0.60)	1.87

Less distribution from:
Net investment income	(0.29)	(0.21)	(0.10)	(0.10)	(0.13)
Net realized gains	(1.50)	(1.07)	(0.30)	(0.76)	(1.80)
Total distributions	(1.79)	(1.28)	(0.40)	(0.86)	(1.93)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$10.23	$12.43	$11.63	$10.97	$12.43
Total Return(c)	-3.12%	18.17%	9.70%	-4.75%	15.04%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$60,629	$72,958	$72,151	$110,243	$119,941
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	0.92%	0.95%	0.94%	0.90%	0.90%
Net investment income (loss)	1.10%	1.10%	1.08%	0.77%	1.05%
Portfolio turnover rate	62%	74%	68%	75%	69%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$12.48	$11.68	$11.01	$12.48	$12.53

Income (loss) from investment operations:
Net investment income (loss)(a)	0.10	0.10	0.09	0.06	0.10
Net realized and unrealized gain (loss)	(0.54)	1.94	0.94	(0.71)	1.74
Total from investment operations	(0.44)	2.04	1.03	(0.65)	1.84

Less distribution from:
Net investment income	(0.26)	(0.17)	(0.06)	(0.06)	(0.09)
Net realized gains	(1.50)	(1.07)	(0.30)	(0.76)	(1.80)
Total distributions	(1.76)	(1.24)	(0.36)	(0.82)	(1.89)
Net asset value, end of period	$10.28	$12.48	$11.68	$11.01	$12.48
Total Return(c)	-3.40%	17.75%	9.46%	-5.11%	14.77%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$881	$1,013	$1,376	$1,536	$6,833
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	2.33%	2.30%	2.13%	1.51%	1.31%
Net investment income (loss)	0.80%	0.79%	0.80%	0.50%	0.75%
Portfolio turnover rate	62%	74%	68%	75%	69%

Selected data for a share of capital	Year Ended				For the Period 05/19/14* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
R6 Shares
Net asset value, beginning of period	$12.43	$11.63	$10.96	$12.43	$12.81

Income (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.14	0.14	0.10	0.09
Net realized and unrealized gain (loss)	(0.55)	1.94	0.93	(0.71)	1.47
Total from investment operations	(0.41)	2.08	1.07	(0.61)	1.56

Less distribution from:
Net investment income	(0.29)	(0.21)	(0.10)	(0.10)	(0.14)
Net realized gains	(1.50)	(1.07)	(0.30)	(0.76)	(1.80)
Total distributions	(1.79)	(1.28)	(0.40)	(0.86)	(1.94)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$10.23	$12.43	$11.63	$10.96	$12.43
Total Return(d)	-3.13%	18.16%	9.81%	-4.78%	12.23%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,056	$11,394	$13,297	$12,359	$14,951
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.74%	0.70%	0.70%
Gross expenses	1.01%	1.05%	1.02%	1.00%	1.06%
Net investment income (loss)	1.10%	1.12%	1.27%	0.82%	1.14%
Portfolio turnover rate	62%	74%	68%	75%	69%

*	The inception date for the R6 Shares was May 19, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year.

Lazard US Small-Mid Cap Equity Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$14.65	$14.50	$12.86		$14.05	$15.97

Income (loss) from investment operations:
Net investment income (loss)(a)	0.05	0.06	0.11	^	0.02	0.03
Net realized and unrealized gain (loss)	(2.00)	1.95	1.96		(0.34)	1.74
Total from investment operations	(1.95)	2.01	2.07		(0.32)	1.77

Less distribution from:
Net investment income	(0.04)	(0.09)	(0.09)		— (b)	(0.01)
Net realized gains	(1.83)	(1.77)	(0.34)		(0.87)	(3.68)
Total distributions	(1.87)	(1.86)	(0.43)		(0.87)	(3.69)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$10.83	$14.65	$14.50		$12.86	$14.05
Total Return(c)	-13.27%	14.12%	16.28%	^	-2.14%	11.39%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$113,677	$176,975	$189,593		$171,152	$157,742
Ratios to average net assets:
Net expenses	0.87%	0.87%	0.86%	^	0.91%	0.86%
Gross expenses	0.87%	0.87%	0.90%		0.91%	0.86%
Net investment income (loss)	0.35%	0.39%	0.84%	^	0.13%	0.17%
Portfolio turnover rate	81%	79%	91%		91%	91%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$13.72	$13.68	$12.16		$13.38	$15.41

Income (loss) from investment operations:
Net investment income (loss)(a)	0.01	0.01	0.06	^	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(1.87)	1.84	1.85		(0.33)	1.67
Total from investment operations	(1.86)	1.85	1.91		(0.35)	1.65

Less distribution from:
Net investment income	— (b)	(0.04)	(0.05)		— (b)	—
Net realized gains	(1.83)	(1.77)	(0.34)		(0.87)	(3.68)
Total distributions	(1.83)	(1.81)	(0.39)		(0.87)	(3.68)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$10.03	$13.72	$13.68		$12.16	$13.38
Total Return(c)	-13.49%	13.82%	15.92%	^	-2.47%	11.01%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,726	$25,973	$30,332		$36,860	$15,851
Ratios to average net assets:
Net expenses	1.18%	1.17%	1.16%	^	1.20%	1.20%
Gross expenses	1.18%	1.17%	1.20%		1.20%	1.20%
Net investment income (loss)	0.04%	0.09%	0.51%	^	-0.13%	-0.15%
Portfolio turnover rate	81%	79%	91%		91%	91%

^

Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out- of- pocket expenses that were reimbursed to the Portfolio in the period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.08% impact on the total return of the Institutional Shares class of the Portfolio. There was a 0.04% impact on the net expenses and net investment income (loss) ratios of the Portfolio.

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Lazard International Equity Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$19.61	$16.20	$17.08		$16.93	$17.85

Income (loss) from investment operations:
Net investment income (loss)(a)	0.37	0.26	0.27	^	0.27	0.26
Net realized and unrealized gain (loss)	(3.06)	3.43	(0.98)		—	(1.02)
Total from investment operations	(2.69)	3.69	(0.71)		0.27	(0.76)

Less distribution from:
Net investment income	(0.42)	(0.28)	(0.17)		(0.12)	(0.16)
Net realized gains	(0.82)	—	—		—	—
Total distributions	(1.24)	(0.28)	(0.17)		(0.12)	(0.16)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$15.68	$19.61	$16.20		$17.08	$16.93
Total Return(c)	-13.61% #	22.81%	-4.18%	^	1.62%	-4.29%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,102,735	$2,835,262	$1,511,516		$736,272	$378,488
Ratios to average net assets:
Net expenses	0.81%	0.81%	0.82%	^	0.86%	0.90%
Gross expenses	0.81%	0.81%	0.84%		0.87%	0.90%
Net investment income (loss)	1.94%	1.44%	1.62%	^	1.50%	1.46%
Portfolio turnover rate	36%	31%	25%		30%	36%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$19.83	$16.38	$17.23		$17.07	$18.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.32	0.30	0.13	^	0.23	0.27
Net realized and unrealized gain (loss)	(3.08)	3.38	(0.90)		—	(1.09)
Total from investment operations	(2.76)	3.68	(0.77)		0.23	(0.82)

Less distribution from:
Net investment income	(0.38)	(0.23)	(0.08)		(0.07)	(0.11)
Net realized gains	(0.82)	—	—		—	—
Total distributions	(1.20)	(0.23)	(0.08)		(0.07)	(0.11)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$15.87	$19.83	$16.38		$17.23	$17.07
Total Return(c)	-13.83% #	22.50%	-4.46%	^	1.36%	-4.57%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$227,483	$275,014	$1,073,486		$80,221	$57,350
Ratios to average net assets:
Net expenses	1.06%	1.06%	1.07%	^	1.14%	1.17%
Gross expenses	1.06%	1.06%	1.10%		1.14%	1.17%
Net investment income (loss)	1.67%	1.69%	0.80%	^	1.29%	1.49%
Portfolio turnover rate	36%	31%	25%		30%	36%

Selected data for a share of capital	Year Ended				For the Period 4/1/15* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16		12/31/15
R6 Shares
Net asset value, beginning of period	$19.59	$16.18	$17.07		$17.94

Income (loss) from investment operations:
Net investment income (loss)(a)	0.36	0.31	0.31	^	0.21
Net realized and unrealized gain (loss)	(3.05)	3.38	(1.02)		(0.95)
Total from investment operations	(2.69)	3.69	(0.71)		(0.74)

Less distribution from:
Net investment income	(0.42)	(0.28)	(0.18)		(0.13)
Net realized gains	(0.82)	—	—		—
Total distributions	(1.24)	(0.28)	(0.18)		(0.13)
Net asset value, end of period	$15.66	$19.59	$16.18		$17.07
Total Return(c)	-13.62% #	22.85%	-4.17%	^	-4.10%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$106,516	$693,744	$79,119		$49,387
Ratios to average net assets:(d)
Net expenses	0.80%	0.80%	0.80%	^	0.80%
Gross expenses	0.81%	0.81%	0.86%		0.92%
Net investment income (loss)	1.84%	1.68%	1.88%	^	1.55%
Portfolio turnover rate	36%	31%	25%		30%

*	The inception date for the R6 Shares was April 1, 2015.
^

Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out- of- pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.02%, 0.03% and 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional, Open and R6 Shares, respectively.

#

The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represent a realized gain and were recorded in the period received. There was a 0.16%, 0.16% and 0.33% impact on the total return of the Portfolio’s Institutional, Open and R6 Shares, respectively.

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year.

Lazard International Equity Select Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$11.02	$8.65	$8.80	$9.24	$9.76

Income (loss) from investment operations:
Net investment income (loss)(a)	0.18	0.13	0.12	0.12	0.15
Net realized and unrealized gain (loss)	(1.82)	2.31	(0.17)	(0.46)	(0.58)
Total from investment operations	(1.64)	2.44	(0.05)	(0.34)	(0.43)

Less distribution from:
Net investment income	(0.25)	(0.07)	(0.10)	(0.10)	(0.11)
Total distributions	(0.25)	(0.07)	(0.10)	(0.10)	(0.11)
Redemption fees	—	—	—	— (b)	0.02
Net asset value, end of period	$9.13	$11.02	$8.65	$8.80	$9.24
Total Return(c)	-14.90%	28.31%	-0.63%	-3.63%	-4.29%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$74,582	$53,929	$28,299	$18,757	$12,749
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.06%	1.15%
Gross expenses	1.05%	1.31%	1.79%	2.13%	2.10%
Net investment income (loss)	1.73%	1.27%	1.36%	1.25%	1.54%
Portfolio turnover rate	32%	30%	42%	51%	80%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$11.03	$8.66	$8.82	$9.25	$9.79

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15	0.10	0.10	0.11	0.11
Net realized and unrealized gain (loss)	(1.82)	2.31	(0.19)	(0.47)	(0.57)
Total from investment operations	(1.67)	2.41	(0.09)	(0.36)	(0.46)

Less distribution from:
Net investment income	(0.19)	(0.04)	(0.07)	(0.07)	(0.08)
Total distributions	(0.19)	(0.04)	(0.07)	(0.07)	(0.08)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$9.17	$11.03	$8.66	$8.82	$9.25
Total Return(c)	-15.16%	27.89%	-1.03%	-3.85%	-4.76%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,502	$2,831	$2,092	$2,184	$3,048
Ratios to average net assets:
Net expenses	1.35%	1.35%	1.35%	1.37%	1.45%
Gross expenses	1.83%	2.07%	2.59%	2.75%	2.70%
Net investment income (loss)	1.42%	1.01%	1.13%	1.15%	1.11%
Portfolio turnover rate	32%	30%	42%	51%	80%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Lazard International Equity Advantage Portfolio

Selected data for a share of capital	Year Ended			For the Period 5/29/15* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$10.92	$8.91	$9.21	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.24	0.19	0.18)	0.04
Net realized and unrealized gain (loss)	(2.01)	2.03	(0.28)	(0.70)
Total from investment operations	(1.77)	2.22	(0.10)	(0.66)

Less distribution from:
Net investment income	(0.33)	(0.21)	(0.20)	(0.13)
Net realized gains	(0.12)	—	—	—
Total distributions	(0.45)	(0.21)	(0.20)	(0.13)
Net asset value, end of period	$8.70	$10.92	$8.91	$9.21
Total Return(b)	-16.26%	24.98%	-1.13%	-6.63%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,051	$2,508	$1,969	$1,797
Ratios to average net assets:(c)
Net expenses	0.90%	0.90%	0.90%	0.90%
Gross expenses	7.60%	8.91%	13.12%	14.93%
Net investment income (loss)	2.29%	1.89%	2.08%	0.77%
Portfolio turnover rate	72%	88%	92%	58%

Selected data for a share of capital	Year Ended			For the Period 5/29/15* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$10.92	$8.91	$9.21	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.21	0.16	0.15	0.03
Net realized and unrealized gain (loss)	(2.01)	2.03	(0.28)	(0.71)
Total from investment operations	(1.80)	2.19	(0.13)	(0.68)

Less distribution from:
Net investment income	(0.30)	(0.18)	(0.17)	(0.11)
Net realized gains	(0.12)	—	—	—
Total distributions	(0.42)	(0.18)	(0.17)	(0.11)
Net asset value, end of period	$8.70	$10.92	$8.91	$9.21
Total Return(b)	-16.52%	24.60%	-1.42%	-6.80%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$97	$116	$93	$93
Ratios to average net assets:(c)
Net expenses	1.20%	1.20%	1.20%	1.20%
Gross expenses	17.67%	20.85%	25.85%	30.10%
Net investment income (loss)	1.99%	1.58%	1.74%	0.47%
Portfolio turnover rate	72%	88%	92%	58%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(c)	Annualized for a period of less than one year except for non-recurring expenses.

Lazard International Equity Concentrated Portfolio

Selected data for a share of capital	Year Ended				For the Period 8/29/14* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$10.43	$8.54	$8.27	$9.53	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.13	0.14	0.10	(0.01)
Net realized and unrealized gain (loss)	(1.84)	1.86	0.25	(1.25)	(0.45)
Total from investment operations	(1.70)	1.99	0.39	(1.15)	(0.46)

Less distribution from:
Net investment income	(0.17)	(0.10)	(0.12)	(0.11)	(0.01)
Net realized gains	(0.22)	—	—	—	— (b)
Total distributions	(0.39)	(0.10)	(0.12)	(0.11)	(0.01)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$8.34	$10.43	$8.54	$8.27	$9.53
Total Return(c)	-16.20%	23.29%	4.74%	-12.06%	-4.60%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$49,105	$69,440	$15,473	$13,753	$9,103
Ratios to average net assets:(d)
Net expenses	1.00%	1.05%	1.05%	1.06%	1.15%
Gross expenses	1.13%	1.34%	2.29%	2.96%	7.40%
Net investment income (loss)	1.45%	1.35%	1.64%	1.13%	(0.41)%
Portfolio turnover rate	76%	81%	92%	91%	45%

Selected data for a share of capital	Year Ended				For the Period 8/29/14* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$10.45	$8.56	$8.29	$9.53	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.09	0.10	0.11	0.06	(0.02)
Net realized and unrealized gain (loss)	(1.82)	1.86	0.26	(1.22)	(0.45)
Total from investment operations	(1.73)	1.96	0.37	(1.16)	(0.47)

Less distribution from:
Net investment income	(0.15)	(0.07)	(0.10)	(0.08)	—
Net realized gains	(0.22)	—	—	—	— (b)
Total distributions	(0.37)	(0.07)	(0.10)	(0.08)	— (b)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$8.35	$10.45	$8.56	$8.29	$9.53
Total Return(c)	-16.47%	22.87%	4.41%	-12.18%	-4.66%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$399	$220	$114	$55	$559
Ratios to average net assets:(d)
Net expenses	1.29%	1.35%	1.35%	1.39%	1.45%
Gross expenses	5.24%	8.15%	11.98%	9.93%	12.39%
Net investment income (loss)	0.96%	1.04%	1.32%	0.60%	-0.55%
Portfolio turnover rate	76%	81%	92%	91%	45%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year

Lazard International Quality Growth Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18*
Institutional Shares
Net asset value, beginning of period	$10.00

Net realized and unrealized gain (loss)	(0.02)
Total from investment operations	(0.02)

Net realized gains	—
Net asset value, end of period	$9.98
Total Return(b)	-0.20%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$149
Gross expenses	8.45%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18*
Open Shares
Net asset value, beginning of period	$10.00

Net asset value, end of period	$10.00
Net assets, end of period (in thousands)	$10
Gross expenses	0.40%

*	The Portfolio commenced operations on December 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(c)	Annualized for a period of less than one year except for non-recurring expenses.

Lazard International Equity Value Portfolio

Selected data for a share of capital	For Period
stock outstanding throughout each period	10/31/18* to 12/31/18
Institutional Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.01
Net realized and unrealized gain (loss)	(0.86)
Total from investment operations	(0.85)

Less distribution from:
Net investment income	(0.01)
Net realized gains	—
Total distributions	(0.01)
Net asset value, end of period	$9.14
Total Return(b)	-8.49%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,945
Ratios to average net assets:(c)
Net expenses	0.95%
Gross expenses	1.34%
Net investment income (loss)	0.72%
Portfolio turnover rate	37%

Selected data for a share of capital	For Period
stock outstanding throughout each period	10/31/18* to 12/31/18
Open Shares
Net asset value, beginning of period	$10.00

Net realized and unrealized gain (loss)	(0.86)
Total from investment operations	(0.86)

Less distribution from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$9.13
Total Return(b)	-8.63%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$38
Ratios to average net assets:(c)
Net expenses	1.20%
Gross expenses	7.91%
Net investment income (loss)	0.03%
Portfolio turnover rate	37%

*	The Portfolio commenced operations on October 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(c)	Annualized for a period of less than one year except for non-recurring expenses.

Lazard International Strategic Equity Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$15.70	$12.44	$13.33		$13.72	$14.46

Income (loss) from investment operations:
Net investment income (loss)(a)	0.21	0.17	0.20	^	0.16	0.19
Net realized and unrealized gain (loss)	(1.85)	3.29	(0.89)		(0.40)	(0.39)
Total from investment operations	(1.64)	3.46	(0.69)		(0.24)	(0.20)

Less distribution from:
Net investment income	(0.21)	(0.20)	(0.20)		(0.14)	(0.16)
Net realized gains	(0.96)	—	—		(0.01)	(0.38)
Total distributions	(1.17)	(0.20)	(0.20)		(0.15)	(0.54)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$12.89	$15.70	$12.44		$13.33	$13.72
Total Return(c)	-10.35%	27.85%	-5.17%	^	-1.70%	-1.48%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,630,334	$5,911,184	$5,114,357		$4,923,328	$3,727,391
Ratios to average net assets:
Net expenses	0.80%	0.80%	0.81%	^	0.82%	0.84%
Gross expenses	0.80%	0.80%	0.81%		0.82%	0.84%
Net investment income (loss)	1.36%	1.20%	1.56%	^	1.15%	1.28%
Portfolio turnover rate	40%	44%	47%		37%	33%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$15.83	$12.55	$13.44		$13.82	$14.57

Income (loss) from investment operations:
Net investment income (loss)(a)	0.17	0.14	0.18	^	0.13	0.16
Net realized and unrealized gain (loss)	(1.86)	3.30	(0.90)		(0.40)	(0.41)
Total from investment operations	(1.69)	3.44	(0.72)		(0.27)	(0.25)

Less distribution from:
Net investment income	(0.17)	(0.16)	(0.17)		(0.10)	(0.12)
Net realized gains	(0.96)	—	—		(0.01)	(0.38)
Total distributions	(1.13)	(0.16)	(0.17)		(0.11)	(0.50)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$13.01	$15.83	$12.55		$13.44	$13.82
Total Return(c)	-10.55%	27.44%	-5.37%	^	-1.89%	-1.78%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$832,548	$1,216,861	$1,591,016		$1,783,529	$1,574,106
Ratios to average net assets:
Net expenses	1.05%	1.06%	1.06%	^	1.08%	1.09%
Gross expenses	1.05%	1.06%	1.06%		1.08%	1.09%
Net investment income (loss)	1.10%	0.97%	1.34%	^	0.94%	1.06%
Portfolio turnover rate	40%	44%	47%		37%	33%

Selected data for a share of capital	Year Ended				For the Period 01/19/15* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16		12/31/15
R6 Shares
Net asset value, beginning of period	$15.71	$12.45	$13.34		$13.70

Income (loss) from investment operations:
Net investment income (loss)(a)	0.21	0.16	0.19	^	(0.03)
Net realized and unrealized gain (loss)	(1.85)	3.30	(0.88)		(0.21)
Total from investment operations	(1.64)	3.46	(0.69)		(0.24)

Less distribution from:
Net investment income	(0.21)	(0.20)	(0.20)		(0.11)
Net realized gains	(0.96)	—	—		(0.01)
Total distributions	(1.17)	(0.20)	(0.20)		(0.12)
Redemption fees	—	—	—	(b)	—
Net asset value, end of period	$12.90	$15.71	$12.45		$13.34
Total Return(c)	-10.35%	27.82%	-5.17%	^	-1.73%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$97,394	$110,383	$96,284		$72,362
Ratios to average net assets:(d)
Net expenses	0.80%	0.80%	0.81%	^	1.03%
Gross expenses	0.81%	0.82%	0.82%		1.09%
Net investment income (loss)	1.34%	1.15%	1.46%	^	-0.22%
Portfolio turnover rate	40%	44%	47%		37%

^

Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out- of- pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.

*	The inception date for the R6 Shares was January 19, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year.

Lazard International Small Cap Equity Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$13.79	$10.10	$10.90		$10.01	$10.54

Income (loss) from investment operations:
Net investment income (loss)(a)	0.12	0.10	0.12	^	0.10	0.12
Net realized and unrealized gain (loss)	(3.51)	3.59	(0.62)		0.87	(0.40)
Total from investment operations	(3.39)	3.69	(0.50)		0.97	(0.28)

Less distribution from:
Net investment income	(0.27)	—	(0.30)		(0.08)	(0.25)
Net realized gains	(0.18)	—	—		—	—
Total distributions	(0.45)	—	(0.30)		(0.08)	(0.25)
Redemption fees	—	—	—		— (b)	— (b)
Net asset value, end of period	$9.95	$13.79	$10.10		$10.90	$10.01
Total Return(c)	-24.88% #	36.53%	-4.64%	^	9.71%	-2.77%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$35,121	$41,267	$37,049		$51,828	$46,329
Ratios to average net assets:
Net expenses	1.08%	1.09%	0.96%	^	1.11%	1.13%
Gross expenses	1.08%	1.09%	1.06%		1.11%	1.15%
Net investment income (loss)	0.96%	0.85%	1.14%	^	0.91%	1.13%
Portfolio turnover rate	59%	35%	63%		48%	48%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$13.82	$10.15	$10.93		$10.03	$10.56

Income (loss) from investment operations:
Net investment income (loss)(a)	0.11	0.07	0.10	^	0.07	0.09
Net realized and unrealized gain (loss)	(3.54)	3.60	(0.63)		0.88	(0.40)
Total from investment operations	(3.43)	3.67	(0.53)		0.95	(0.31)

Less distribution from:
Net investment income	(0.24)	—	(0.25)		(0.05)	(0.22)
Net realized gains	(0.18)	—	—		—	—
Total distributions	(0.42)	—	(0.25)		(0.05)	(0.22)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$9.97	$13.82	$10.15		$10.93	$10.03
Total Return(c)	-25.09% #	36.16%	-4.92%	^	9.49%	-3.05%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,265	$42,362	$44,523		$55,776	$19,994
Ratios to average net assets:
Net expenses	1.34%	1.34%	1.21%	^	1.38%	1.43%
Gross expenses	1.34%	1.34%	1.30%		1.38%	1.44%
Net investment income (loss)	0.83%	0.61%	0.91%	^	0.63%	0.85%
Portfolio turnover rate	59%	35%	63%		48%	48%

^

Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out- of- pocket expenses that were reimbursed to the Portfolio in the period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.10% and 0.09% impact on the total return of the Institutional and Open Shares classes, respectively, of the Portfolio. There was a 0.10% and 0.09% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional and Open Shares, respectively.

#

The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.46% and 0.53% impact on the total return of the Portfolio’s Institutional and Open Shares, respectively.

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Lazard Global Equity Select Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$13.04	$10.53	$10.33	$10.32	$10.02

Income (loss) from investment operations:
Net investment income (loss)(a)	0.09	0.07	0.09	0.04	0.07
Net realized and unrealized gain (loss)	(1.02)	2.93	0.18	0.01	0.29
Total from investment operations	(0.93)	3.00	0.27	0.05	0.36

Less distribution from:
Net investment income	(0.06)	(0.10)	(0.07)	(0.04)	(0.06)
Net realized gains	(0.32)	(0.39)	—	—	—
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.39)	(0.49)	(0.07)	(0.04)	(0.06)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$11.72	$13.04	$10.53	$10.33	$10.32
Total Return(c)	-7.12%	28.52%	2.66%	0.46%	3.84%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$65,382	$58,201	$31,197	$20,624	$12,266
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.07%	1.10%	1.10%
Gross expenses	1.08%	1.30%	1.75%	2.27%	4.62%
Net investment income (loss)	0.70%	0.60%	0.86%	0.41%	0.64%
Portfolio turnover rate	34%	34%	40%	55%	64%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$13.04	$10.54	$10.34	$10.32	$10.01

Income (loss) from investment operations:
Net investment income (loss)(a)	0.05	0.04	0.06	0.01	0.04
Net realized and unrealized gain (loss)	(1.01)	2.91	0.18	0.02	0.30
Total from investment operations	(0.96)	2.95	0.24	0.03	0.34

Less distribution from:
Net investment income	(0.02)	(0.06)	(0.04)	(0.01)	(0.03)
Net realized gains	(0.32)	(0.39)	—	—	—
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.35)	(0.45)	(0.04)	(0.01)	(0.03)
Net asset value, end of period	$11.73	$13.04	$10.54	$10.34	$10.32
Total Return(c)	-7.33%	28.01%	2.35%	0.24%	3.54%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$763	$711	$515	$290	$201
Ratios to average net assets:
Net expenses	1.35%	1.35%	1.37%	1.40%	1.40%
Gross expenses	2.80%	3.70%	5.38%	7.42%	13.34%
Net investment income (loss)	0.41%	0.32%	0.56%	0.09%	0.35%
Portfolio turnover rate	34%	34%	40%	55%	64%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Lazard Managed Equity Volatility Portfolio

Selected data for a share of capital	Year Ended			For the Period 5/29/15* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$11.57	$9.99	$9.59	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.19	0.19	0.18	0.09
Net realized and unrealized gain (loss)	(1.03)	1.87	0.44	(0.33)
Total from investment operations	(0.84)	2.06	0.62	(0.24)

Less distribution from:
Net investment income	(0.16)	(0.17)	(0.22)	(0.17)
Net realized gains	(0.02)	(0.31)	—	—
Total distributions	(0.18)	(0.48)	(0.22)	(0.17)
Net asset value, end of period	$10.55	$11.57	$9.99	$9.59
Total Return(b)	-7.21%	20.57%	6.45%	-2.42%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,709	$4,180	$2,431	$2,206
Ratios to average net assets:(c)
Net expenses	0.75%	0.75%	0.75%	0.75%
Gross expenses	1.64%	6.51%	10.42%	13.51%
Net investment income (loss)	1.66%	1.71%	1.82%	1.64%
Portfolio turnover rate	122%	87%	91%	56%

Selected data for a share of capital	Year Ended			For the Period 5/29/15* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$11.56	$9.99	$9.59	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15	0.16	0.15	0.08
Net realized and unrealized gain (loss)	(1.02)	1.85	0.44	(0.34)
Total from investment operations	(0.87)	2.01	0.59	(0.26)

Less distribution from:
Net investment income	(0.13)	(0.13)	(0.19)	(0.15)
Net realized gains	(0.02)	(0.31)	—	—
Total distributions	(0.15)	(0.44)	(0.19)	(0.15)
Net asset value, end of period	$10.54	$11.56	$9.99	$9.59
Total Return(b)	-7.50%	20.11%	6.14%	-2.60%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$183	$315	$172	$175
Ratios to average net assets:(c)
Net expenses	1.05%	1.05%	1.05%	1.05%
Gross expenses	5.86%	12.07%	17.27%	23.94%
Net investment income (loss)	1.28%	1.42%	1.52%	1.33%
Portfolio turnover rate	122%	87%	91%	56%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(c)	Annualized for a period of less than one year except for non-recurring expenses.

Lazard Global Strategic Equity Portfolio

Selected data for a share of capital	Year Ended				For the Period 8/29/14* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$2.31	$9.59	$9.67	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.01	0.08	0.07	0.06	— (b)
Net realized and unrealized gain (loss)	(0.18)	2.24	(0.08)	(0.25)	(0.04)
Total from investment operations	(0.17)	2.32	(0.01)	(0.19)	(0.04)

Less distribution from:
Net investment income	(0.01)	(0.20)	(0.07)	(0.08)	(0.02)
Net realized gains	(0.49)	(9.40)	—	—	—
Return of Capital	—	—	—	—	— (b)
Total distributions	(0.50)	(9.60)	(0.07)	(0.08)	(0.02)
Net asset value, end of period	$1.64	$2.31	$9.59	$9.67	$9.94
Total Return(c)	-9.16%	24.20%	-0.15%	-1.85%	-0.36%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,505	$2,750	$19,816	$9,254	$7,112
Ratios to average net assets:(d)
Net expenses	1.05%	1.10%	1.10%	1.10%	1.10%
Gross expenses	6.41%	2.06%	2.03%	3.83%	7.11%
Net investment income (loss)	0.60%	0.76%	0.76%	0.63%	(0.08)%
Portfolio turnover rate	46%	65%	67%	65%	24%

Selected data for a share of capital	Year Ended					For the Period 8/29/14* to
stock outstanding throughout each period	12/31/18		12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$2.30		$9.59	$9.67	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.01		0.03	0.04	0.03	(0.01)
Net realized and unrealized gain (loss)	(0.19)		2.25	(0.08)	(0.25)	(0.04)
Total from investment operations	(0.18)		2.28	(0.04)	(0.22)	(0.05)

Less distribution from:
Net investment income	—(	b)	(0.17)	(0.04)	(0.05)	(0.01)
Net realized gains	(0.49)		(9.40)	—	—	—
Return of capital	—		—	—	—	— (b)
Total distributions	(0.49)		(9.57)	(0.04)	(0.05)	(0.01)
Net asset value, end of period	$1.63		$2.30	$9.59	$9.67	$9.94
Total Return(c)	-9.39%		23.72%	-0.45%	-2.16%	-0.46%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$131		$149	$114	$114	$135
Ratios to average net assets:(d)
Net expenses	1.35%		1.41%	1.40%	1.40%	1.40%
Gross expenses	14.05%		12.33%	13.31%	14.12%	24.52%
Net investment income (loss)	0.29%		0.34%	0.39%	0.30%	-0.32%
Portfolio turnover rate	46%		65%	67%	65%	24%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year

Lazard Equity Franchise Portfolio

Selected data for a share of capital	Year Ended	For the Period 9/29/17* to
stock outstanding throughout each period	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$10.38	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.20	0.03
Net realized and unrealized gain (loss)	(0.75)	0.40
Total from investment operations	(0.55)	0.43

Less distribution from:
Net investment income	(0.21)	(0.03)
Net realized gains	(0.78)	(0.02)
Total distributions	(0.99)	(0.05)
Net asset value, end of period	$8.84	$10.38
Total Return(b)	-5.10%	4.25%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,341	$5,566
Ratios to average net assets:(c)
Net expenses	0.95%	0.95%
Gross expenses	3.42%	3.21%
Net investment income (loss)	1.94%	1.26%
Portfolio turnover rate	97%	10%

Selected data for a share of capital	Year Ended	For the Period 9/29/17* to
stock outstanding throughout each period	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$10.38	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.19	0.03
Net realized and unrealized gain (loss)	(0.77)	0.39
Total from investment operations	(0.58)	0.42

Less distribution from:
Net investment income	(0.18)	(0.02)
Net realized gains	(0.78)	(0.02)
Total distributions	(0.96)	(0.04)
Net asset value, end of period	$8.84	$10.38
Total Return(b)	-5.34%	4.18%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$190	$111
Ratios to average net assets:(c)
Net expenses	1.20%	1.20%
Gross expenses	10.19%	23.62%
Net investment income (loss)	1.75%	1.14%
Portfolio turnover rate	97%	10%

*	The Portfolio commenced operations on September 29, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(c)	Annualized for a period of less than one year except for non-recurring expenses.

Lazard Emerging Markets Equity Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$20.02	$15.96	$13.44		$17.19	$18.67

Income (loss) from investment operations:
Net investment income (loss)(a)	0.39	0.33	0.24	^	0.30	0.37
Net realized and unrealized gain (loss)	(4.01)	4.13	2.52		(3.76)	(1.13)
Total from investment operations	(3.62)	4.46	2.76		(3.46)	(0.76)

Less distribution from:
Net investment income	(0.34)	(0.40)	(0.24)		(0.23)	(0.37)
Net realized gains	—	—	—		(0.06)	(0.35)
Total distributions	(0.34)	(0.40)	(0.24)		(0.29)	(0.72)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$16.06	$20.02	$15.96		$13.44	$17.19
Total Return(c)	-18.09%	28.02%	20.52%	^	-20.16%	-4.16%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,573,861	$11,285,358	$9,311,693		$8,238,638	$12,156,645
Ratios to average net assets:
Net expenses	1.07%	1.08%	1.09%	^	1.10%	1.09%
Gross expenses	1.07%	1.08%	1.09%		1.10%	1.09%
Net investment income (loss)	2.12%	1.82%	1.59%	^	1.83%	1.97%
Portfolio turnover rate	16%	14%	12%		14%	12%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$20.60	$16.41	$13.82		$17.65	$19.14

Income (loss) from investment operations:
Net investment income (loss)(a)	0.35	0.29	0.21	^	0.26	0.34
Net realized and unrealized gain (loss)	(4.12)	4.25	2.58		(3.84)	(1.16)
Total from investment operations	(3.77)	4.54	2.79		(3.58)	(0.82)

Less distribution from:
Net investment income	(0.30)	(0.35)	(0.20)		(0.19)	(0.32)
Net realized gains	—	—	—		(0.06)	(0.35)
Total distributions	(0.30)	(0.35)	(0.20)		(0.25)	(0.67)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$16.53	$20.60	$16.41		$13.82	$17.65
Total Return(c)	-18.32%	27.73%	20.17%	^	-20.33%	-4.39%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,004,569	$1,515,715	$1,287,552		$832,706	$1,474,597
Ratios to average net assets:
Net expenses	1.32%	1.34%	1.35%	^	1.37%	1.37%
Gross expenses	1.32%	1.34%	1.35%		1.37%	1.37%
Net investment income (loss)	1.85%	1.55%	1.35%	^	1.58%	1.76%
Portfolio turnover rate	16%	14%	12%		14%	12%

Selected data for a share of capital	Year Ended				For the Period 1/19/15* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16		12/31/15
R6 Shares
Net asset value, beginning of period	$20.02	$15.96	$13.44		$17.26

Income (loss) from investment operations:
Net investment income (loss)(a)	0.40	0.35	0.23	^	0.27
Net realized and unrealized gain (loss)	(4.02)	4.11	2.53		(3.80)
Total from investment operations	(3.62)	4.46	2.76		(3.53)

Less distribution from:
Net investment income	(0.34)	(0.40)	(0.24)		(0.23)
	—	—	—		(0.06)
Total distributions	(0.34)	(0.40)	(0.24)		(0.29)
Net asset value, end of period	$16.06	$20.02	$15.96		$13.44
Total Return(c)	-18.09%	28.02%	20.52%	^	-20.50% ^
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$232,507	$372,568	$197,959		$144,626
Ratios to average net assets:(d)
Net expenses	1.07%	1.08%	1.09%	^	1.12% ^
Gross expenses	1.07%	1.08%	1.10%		1.13%
Net investment income (loss)	2.15%	1.91%	1.54%	^	1.79% ^
Portfolio turnover rate	16%	14%	12%		14%

^

Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out- of- pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.

*	The inception date for the R6 Shares was January 19, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year.

Lazard Emerging Markets Core Equity Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$12.30	$8.83	$8.60	$9.62	$9.83

Income (loss) from investment operations:
Net investment income (loss)(a)	0.16	0.11	0.08	0.03	0.03
Net realized and unrealized gain (loss)	(2.39)	3.45	0.22	(1.03)	(0.15)
Total from investment operations	(2.23)	3.56	0.30	(1.00)	(0.12)

Less distribution from:
Net investment income	(0.18)	(0.09)	(0.07)	(0.01)	(0.08)
Return of capital	—	—	—	(0.01)	(0.01)
Total distributions	(0.18)	(0.09)	(0.07)	(0.02)	(0.09)
Redemption fees	—	—	— (b)	— (b)	—
Net asset value, end of period	$9.89	$12.30	$8.83	$8.60	$9.62
Total Return(c)	-18.12%	40.35%	3.47%	-10.36%	-1.25%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$207,955	$230,343	$122,995	$102,421	$39,832
Ratios to average net assets:
Net expenses	1.18%	1.20%	1.30%	1.30%	1.30%
Gross expenses	1.18%	1.20%	1.31%	1.52%	2.28%
Net investment income (loss)	1.44%	0.98%	0.89%	0.32%	0.28%
Portfolio turnover rate	30%	15%	62%	46%	45%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15		12/31/14
Open Shares
Net asset value, beginning of period	$12.27	$8.81	$8.58	$9.62		$9.83

Income (loss) from investment operations:
Net investment income (loss)(a)	0.11	0.06	0.07	—(	b)	(0.04)
Net realized and unrealized gain (loss)	(2.37)	3.45	0.20	(1.04)		(0.11)
Total from investment operations	(2.26)	3.51	0.27	(1.04)		(0.15)

Less distribution from:
Net investment income	(0.14)	(0.05)	(0.04)	—		(0.05)
Return of capital	—	—	—	—		(0.01)
Total distributions	(0.14)	(0.05)	(0.04)	—		(0.06)
Redemption fees	—	—	—	—		— (b)
Net asset value, end of period	$9.87	$12.27	$8.81	$8.58		$9.62
Total Return(c)	-18.43%	39.80%	3.17%	-10.81%		-1.56%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,853	$1,828	$729	$2,344		$5,266
Ratios to average net assets:
Net expenses	1.58%	1.60%	1.60%	1.60%		1.60%
Gross expenses	2.00%	2.45%	2.14%	2.35%		2.81%
Net investment income (loss)	1.00%	0.56%	0.85%	-0.04%		-0.35%
Portfolio turnover rate	30%	15%	62%	46%		45%

Selected data for a share of capital	For the Period
stock outstanding throughout each period	4/6/18* to 12/31/18
R6 Shares
Net asset value, beginning of period	$12.21

Income (loss) from investment operations:
Net investment income (loss)(a)	0.14
Net realized and unrealized gain (loss)	(2.28)
Total from investment operations	(2.14)

Less distribution from:
Net investment income	(0.18)
Net realized gains	—
Total distributions	(0.18)
Net asset value, end of period	$9.89
Total Return(c)	-17.52%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$494
Ratios to average net assets:(d)
Net expenses	1.16%
Gross expenses	7.68%
Net investment income (loss)	1.71%
Portfolio turnover rate	30%

*	The inception date for the R6 Shares was April 6, 2018
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year except for non-recurring expenses.

Lazard Emerging Markets Equity Advantage Portfolio

Selected data for a share of capital	Year Ended			For the Period 5/29/15* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$12.27	$8.71	$8.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.19	0.12	0.12	0.08
Net realized and unrealized gain (loss)	(2.19)	3.58	0.67	(1.88)
Total from investment operations	(2.00)	3.70	0.79	(1.80)

Less distribution from:
Net investment income	(0.22)	(0.13)	(0.13)	(0.14)
Net realized gains	— (b)	—	—	—
Return of capital	(0.02)	(0.01)	(0.01)	—
Total distributions	(0.24)	(0.14)	(0.14)	(0.14)
Net asset value, end of period	$10.03	$12.27	$8.71	$8.06
Total Return(c)	-16.23%	42.52%	9.83%	-17.97%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,107	$4,191	$2,896	$2,618
Ratios to average net assets:(d)
Net expenses	1.10%	1.10%	1.10%	1.10%
Gross expenses	5.60%	6.29%	9.57%	11.47%
Net investment income (loss)	1.59%	1.15%	1.41%	1.54%
Portfolio turnover rate	61%	52%	57%	38%

Selected data for a share of capital	Year Ended			For the Period 5/29/15* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$12.27	$8.71	$8.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.16	0.08	0.09	0.06
Net realized and unrealized gain (loss)	(2.18)	3.58	0.68	(1.87)
Total from investment operations	(2.02)	3.66	0.77	(1.81)

Less distribution from:
Net investment income	(0.19)	(0.09)	(0.11)	(0.13)
Net realized gains	— (b)	—	(0.01)	—
Return of capital	(0.02)	(0.01)	—	—
Total distributions	(0.21)	(0.10)	(0.12)	(0.13)
Net asset value, end of period	$10.04	$12.27	$8.71	$8.06
Total Return(c)	-16.40%	42.09%	9.51%	-18.13%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$476	$356	$120	$95
Ratios to average net assets:(d)
Net expenses	1.40%	1.40%	1.40%	1.40%
Gross expenses	8.09%	12.17%	20.02%	26.37%
Net investment income (loss)	1.35%	0.72%	1.06%	1.18%
Portfolio turnover rate	61%	52%	57%	38%

*	The Portfolio commenced operations on May 29, 2015
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year except for non-recurring expenses.

Lazard Developing Markets Equity Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$14.48	$10.28	$9.04		$10.43	$11.81

Income (loss) from investment operations:
Net investment income (loss)(a)	0.11	0.03	0.05	^	0.06	0.09
Net realized and unrealized gain (loss)	(3.08)	4.20	1.29		(1.40)	(1.30)
Total from investment operations	(2.97)	4.23	1.34		(1.34)	(1.21)

Less distribution from:
Net investment income	(0.09)	(0.03)	(0.10)		(0.05)	(0.17)
Total distributions	(0.09)	(0.03)	(0.10)		(0.05)	(0.17)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$11.42	$14.48	$10.28		$9.04	$10.43
Total Return(c)	-20.58%	41.15%	14.81%	^	-12.84%	-10.27%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$215,120	$268,730	$189,035		$343,788	$426,847
Ratios to average net assets:
Net expenses	1.14%	1.18%	1.21%	^	1.20%	1.19%
Gross expenses	1.14%	1.18%	1.23%		1.20%	1.19%
Net investment income (loss)	0.83%	0.24%	0.48%	^	0.55%	0.80%
Portfolio turnover rate	63%	46%	56%		66%	57%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$14.45	$10.28	$9.05		$10.43	$11.81

Income (loss) from investment operations:
Net investment income (loss)(a)	0.06	(0.02)	0.01	^	0.01	0.08
Net realized and unrealized gain (loss)	(3.06)	4.19	1.28		(1.38)	(1.33)
Total from investment operations	(3.00)	4.17	1.29		(1.37)	(1.25)

Less distribution from:
Net investment income	(0.09)	—	(0.06)		(0.01)	(0.13)
Total distributions	(0.09)	—	(0.06)		(0.01)	(0.13)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$11.36	$14.45	$10.28		$9.05	$10.43
Total Return#(c)	-20.83% #	40.56%	14.31%	^	-13.11%	-10.57%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,263	$12,569	$7,272		$10,903	$16,029
Ratios to average net assets:
Net expenses	1.51%	1.58%	1.60%	^	1.57%	1.49%
Gross expenses	1.51%	1.58%	1.65%		1.57%	1.49%
Net investment income (loss)	0.42%	(0.17)%	0.06%	^	0.13%	0.70%
Portfolio turnover rate	63%	46%	56%		66%	57%

^

Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out- of- pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. For Institutional Shares, the impact on net 0.005%. For Open Shares, the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).

#

The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.07% impact on the total return of the Portfolio’s Open Shares.

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Lazard Emerging Markets Equity Blend Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$12.93	$9.60	$8.53		$10.00	$11.18

Income (loss) from investment operations:
Net investment income (loss)(a)	0.17	0.10	0.08	^	0.12	0.15
Net realized and unrealized gain (loss)	(2.89)	3.35	1.04		(1.39)	(1.12)
Total from investment operations	(2.72)	3.45	1.12		(1.27)	(0.97)

Less distribution from:
Net investment income	(0.19)	(0.12)	(0.05)		(0.19)	(0.21)
Net realized gains	—	—	—		—	—
Return of capital	—	—	—		(0.01)	— (b)
Total distributions	(0.19)	(0.12)	(0.05)		(0.20)	(0.21)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$10.02	$12.93	$9.60		$8.53	$10.00
Total Return(c)	-21.05%	35.98%	13.12%	^	-12.74%	-8.66%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$291,404	$385,492	$282,473		$287,857	$463,043
Ratios to average net assets:
Net expenses	1.15%	1.21%	1.25%	^	1.20%	1.28%
Gross expenses	1.15%	1.21%	1.26%		1.20%	1.28%
Net investment income (loss)	1.39%	0.90%	0.88%	^	1.22%	1.33%
Portfolio turnover rate	61%	57%	47%		38%	44%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$12.95	$9.62	$8.55		$9.99	$11.17

Income (loss) from investment operations:
Net investment income (loss)(a)	0.12	0.06	0.05	^	0.11	0.10
Net realized and unrealized gain (loss)	(2.89)	3.34	1.04		(1.38)	(1.10)
Total from investment operations	(2.77)	3.40	1.09		(1.27)	(1.00)

Less distribution from:
Net investment income	(0.15)	(0.07)	(0.02)		(0.17)	(0.18)
Net realized gains	—	—	—		—	—
Return of capital	—	—	—		— (b)	— (b)
Total distributions	(0.15)	(0.07)	(0.02)		(0.17)	(0.18)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$10.03	$12.95	$9.62		$8.55	$9.99
Total Return(c)	-21.39%	35.38%	12.74%	^	-12.77%	-8.95%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,200	$9,728	$6,804		$7,107	$123,756
Ratios to average net assets:
Net expenses	1.53%	1.60%	1.60%	^	1.54%	1.60%
Gross expenses	1.53%	1.61%	1.89%		1.54%	1.63%
Net investment income (loss)	1.01%	0.50%	0.54%	^	1.10%	0.94%
Portfolio turnover rate	61%	57%	47%		38%	44%

^

Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out- of- pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.

*	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Lazard Emerging Markets Debt Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$8.43	$7.90	$7.71		$8.84	$9.53

Income (loss) from investment operations:
Net investment income (loss)(a)	0.46	0.46	0.48	^	0.39	0.49
Net realized and unrealized gain (loss)	(1.07)	0.53	0.19		(1.13)	(0.66)
Total from investment operations	(0.61)	0.99	0.67		(0.74)	(0.17)

Less distribution from:
Net investment income	(0.22)	(0.43)	(0.19)		— (b)	(0.15)
Return of capital	(0.24)	(0.03)	(0.29)		(0.39)	(0.37)
Total distributions	(0.46)	(0.46)	(0.48)		(0.39)	(0.52)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$7.36	$8.43	$7.90		$7.71	$8.84
Total Return(c)	-7.45%	12.69%	8.64%	^	-8.55%	-2.07%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$143,015	$280,808	$240,833		$258,517	$326,165
Ratios to average net assets:
Net expenses	0.93%	0.93%	0.96%	^	0.96%	0.96%
Gross expenses	0.93%	0.93%	0.96%		0.96%	0.96%
Net investment income (loss)	5.78%	5.52%	5.90%	^	4.69%	5.14%
Portfolio turnover rate	97%	88%	118%		162%	204%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$8.50	$7.98	$7.79		$8.91	$9.59

Income (loss) from investment operations:
Net investment income (loss)(a)	0.47	0.44	0.46	^	0.36	0.46
Net realized and unrealized gain (loss)	(1.10)	0.51	0.19		(1.11)	(0.68)
Total from investment operations	(0.63)	0.95	0.65		(0.75)	(0.22)

Less distribution from:
Net investment income	(0.20)	(0.40)	(0.18)		— (b)	(0.09)
Return of capital	(0.24)	(0.03)	(0.28)		(0.37)	(0.37)
Total distributions	(0.44)	(0.43)	(0.46)		(0.37)	(0.46)
Redemption fees	—	—	—		— (b)	— (b)
Net asset value, end of period	$7.43	$8.50	$7.98		$7.79	$8.91
Total Return(c)	-7.59%	12.16%	8.27%	^	-8.64%	-2.53%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$670	$6,520	$6,801		$6,910	$1,107
Ratios to average net assets:
Net expenses	1.20%	1.22%	1.28%	^	1.30%	1.30%
Gross expenses	1.62%	1.36%	1.40%		1.75%	1.71%
Net investment income (loss)	5.49%	5.21%	5.59%	^	4.54%	4.80%
Portfolio turnover rate	97%	88%	118%		162%	204%

Selected data for a share of capital	Year Ended			For the Period 07/28/16* to
stock outstanding throughout each period	12/31/18	12/31/17		12/31/16
R6 Shares
Net asset value, beginning of period	$8.88	$7.90		$8.34

Income (loss) from investment operations:
Net investment income (loss)(a)	0.48	0.45		0.20 ^
Net realized and unrealized gain (loss)	(1.12)	0.54		(0.44)
Total from investment operations	(0.64)	0.99		(0.24)

Less distribution from:
Net investment income	(0.11)	(0.01)		(0.08)
Return of capital	(0.25)	—(	b)	(0.12)
Total distributions	(0.36)	(0.01)		(0.20)
Net asset value, end of period	$7.88	$8.88		$7.90
Total Return(c)	-7.24%	12.61%		-2.93% ^
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$99,952	$1		$1,145
Ratios to average net assets:(d)
Net expenses	0.90%	0.90%		0.90% ^
Gross expenses	0.94%	43.88%		2.21%
Net investment income (loss)	5.97%	5.71%		5.73% ^
Portfolio turnover rate	97%	88%		118%

^

Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out- of- pocket expenses that were reimbursed to the Portfolio in the period.
The amount of the reimbursement was less than $0.005 per share. For Institutional
Shares, there was a 0.14% impact on the total return and the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open and R6 Shares, there was no impact on the total return and the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/
reimbursements with no impact to net expenses or net investment income (loss).

*	The inception date for the R6 Shares was July 28, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year except for non-recurring expenses.

Lazard US Corporate Income Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$4.89	$4.87	$4.64	$4.91	$5.01

Income (loss) from investment operations:
Net investment income (loss)(a)	0.22	0.22	0.23	0.24	0.26
Net realized and unrealized gain (loss)	(0.35)	0.02	0.23	(0.27)	(0.09)
Total from investment operations	(0.13)	0.24	0.46	(0.03)	0.17

Less distribution from:
Net investment income	(0.22)	(0.22)	(0.23)	(0.24)	(0.27)
Return of capital	—	—	—	— (b)	—
Total distributions	(0.22)	(0.22)	(0.23)	(0.24)	(0.27)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$4.54	$4.89	$4.87	$4.64	$4.91
Total Return(c)	-2.73%	5.09%	10.09%	-0.71%	3.31%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$308,285	$344,508	$302,997	$243,712	$185,959
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.64%	0.67%	0.69%	0.69%	0.71%
Net investment income (loss)	4.65%	4.57%	4.78%	4.94%	5.28%
Portfolio turnover rate	16%	21%	14%	17%	28%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$4.91	$4.89	$4.66	$4.93	$5.03

Income (loss) from investment operations:
Net investment income (loss)(a)	0.21	0.21	0.21	0.23	0.25
Net realized and unrealized gain (loss)	(0.34)	0.02	0.24	(0.27)	(0.10)
Total from investment operations	(0.13)	0.23	0.45	(0.04)	0.15

Less distribution from:
Net investment income	(0.21)	(0.21)	(0.22)	(0.23)	(0.25)
Return of capital	—	—	—	— (b)	—
Total distributions	(0.21)	(0.21)	(0.22)	(0.23)	(0.25)
Redemption fees	—	—	— (b)	— (b)	—
Net asset value, end of period	$4.57	$4.91	$4.89	$4.66	$4.93
Total Return(c)	-2.78%	4.77%	9.74%	-0.98%	3.01%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,314	$5,708	$7,618	$1,968	$1,811
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.11%	1.13%	1.18%	1.69%	1.55%
Net investment income (loss)	4.34%	4.28%	4.44%	4.65%	5.00%
Portfolio turnover rate	16%	21%	14%	17%	28%

Selected data for a share of capital	Year Ended		For the Period 11/03/16* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16
R6 Shares
Net asset value, beginning of period	$4.89	$4.87	$4.84

Income (loss) from investment operations:
Net investment income (loss)(a)	0.23	0.22	0.04
Net realized and unrealized gain (loss)	(0.35)	0.02	0.03
Total from investment operations	(0.12)	0.24	0.07

Less distribution from:
Net investment income	(0.10)	(0.22)	(0.04)
Total distributions	(0.10)	(0.22)	(0.04)
Net asset value, end of period	$4.67	$4.89	$4.87
Total Return(c)	-2.43% #	5.09%	1.37%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$1,783	$1,697
Ratios to average net assets:(d)
Net expenses	0.55%	0.55%	0.55%
Gross expenses	4.62%	1.69%	1.73%
Net investment income (loss)	4.61%	4.58%	4.71%
Portfolio turnover rate	16%	21%	14%

*	The inception date for the R6 Shares was November 03, 2016.
#

The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.62% impact on the total return of the Portfolio’s R6 Shares.

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year except for non-recurring expenses.

Lazard US Short Duration Fixed Income

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$9.79	$9.86	$9.89	$9.99	$10.03

Income (loss) from investment operations:
Net investment income (loss)(a)	0.19	0.14	0.13	0.10	0.09
Net realized and unrealized gain (loss)	(0.09)	(0.07)	(0.03)	(0.09)	(0.04)
Total from investment operations	0.10	0.07	0.10	0.01	0.05

Less distribution from:
Net investment income	(0.17)	(0.11)	(0.09)	(0.06)	(0.05)
Return of capital	(0.02)	(0.03)	(0.04)	(0.05)	(0.04)
Total distributions	(0.19)	(0.14)	(0.13)	(0.11)	(0.09)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$9.70	$9.79	$9.86	$9.89	$9.99
Total Return(c)	1.08%	0.72%	1.00%	0.05%	0.49%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$116,276	$100,390	$103,175	$103,150	$114,705
Ratios to average net assets:
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.43%	0.43%	0.50%	0.48%	0.52%
Net investment income (loss)	2.00%	1.43%	1.30%	1.05%	0.87%
Portfolio turnover rate	170%	108%	157%	57%	46%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$9.79	$9.87	$9.90	$10.01	$10.03

Income (loss) from investment operations:
Net investment income (loss)(a)	0.16	0.11	0.10	0.17	0.06
Net realized and unrealized gain (loss)	(0.08)	(0.08)	(0.03)	(0.09)	(0.02)
Total from investment operations	0.08	0.03	0.07	0.08	0.04

Less distribution from:
Net investment income	(0.14)	(0.09)	(0.07)	(0.14)	(0.02)
Return of capital	(0.02)	(0.02)	(0.03)	(0.05)	(0.04)
Total distributions	(0.16)	(0.11)	(0.10)	(0.19)	(0.06)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$9.71	$9.79	$9.87	$9.90	$10.01
Total Return(c)	0.88%	0.32%	0.70%	0.77%	0.38%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$37	$25	$44	$27	$36
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	38.00%	33.88%	31.22%	42.51%	17.62%
Net investment income (loss)	1.68%	1.13%	1.00%	1.68%	0.60%
Portfolio turnover rate	170%	108%	157%	57%	46%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Lazard Global Fixed Income Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$9.04	$8.57	$8.74	$9.30	$9.51

Income (loss) from investment operations:
Net investment income (loss)(a)	0.20	0.20	0.20	0.19	0.22
Net realized and unrealized gain (loss)	(0.38)	0.47	(0.17)	(0.56)	(0.21)
Total from investment operations	(0.18)	0.67	0.03	(0.37)	0.01

Less distribution from:
Net investment income	(0.10)	—	(0.12)	—	(0.17)
Return of capital	(0.11)	(0.20)	(0.08)	(0.19)	(0.05)
Total distributions	(0.21)	(0.20)	(0.20)	(0.19)	(0.22)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$8.65	$9.04	$8.57	$8.74	$9.30
Total Return(c)	-2.06%	7.87%	0.22%	-4.03%	0.08%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,495	$4,705	$4,266	$5,795	$6,497
Ratios to average net assets:
Net expenses	0.70%	0.72%	0.75%	0.76%	0.80%
Gross expenses	3.61%	4.39%	4.70%	4.26%	4.12%
Net investment income (loss)	2.33%	2.33%	2.18%	2.08%	2.28%
Portfolio turnover rate	60%	42%	47%	60%	78%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$9.04	$8.57	$8.74	$9.30	$9.51

Income (loss) from investment operations:
Net investment income (loss)(a)	0.18	0.17	0.17	0.16	0.19
Net realized and unrealized gain (loss)	(0.39)	0.47	(0.17)	(0.56)	(0.21)
Total from investment operations	(0.21)	0.64	— (b)	(0.40)	(0.02)

Less distribution from:
Net investment income	(0.08)	—	(0.10)	—	(0.14)
Return of capital	(0.10)	(0.17)	(0.07)	(0.16)	(0.05)
Total distributions	(0.18)	(0.17)	(0.17)	(0.16)	(0.19)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$8.65	$9.04	$8.57	$8.74	$9.30
Total Return(c)	-2.31%	7.55%	-0.07%	-4.31%	-0.22%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$33	$34	$34	$56	$56
Ratios to average net assets:
Net expenses	0.98%	1.02%	1.05%	1.06%	1.10%
Gross expenses	38.42%	42.88%	27.52%	27.72%	20.84%
Net investment income (loss)	2.08%	1.95%	1.88%	1.80%	2.01%
Portfolio turnover rate	60%	42%	47%	60%	78%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Lazard US Realty Equity Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$18.85	$19.37	$18.93	$19.71	$16.05

Income (loss) from investment operations:
Net investment income (loss)(a)	0.28	0.31	0.29	0.33	0.28
Net realized and unrealized gain (loss)	(1.74)	1.18	0.72	0.55	3.85
Total from investment operations	(1.46)	1.49	1.01	0.88	4.13

Less distribution from:
Net investment income	(0.32)	(0.37)	(0.31)	(0.38)	(0.20)
Net realized gains	(0.38)	(1.64)	(0.26)	(1.28)	(0.27)
Total distributions	(0.70)	(2.01)	(0.57)	(1.66)	(0.47)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$16.69	$18.85	$19.37	$18.93	$19.71
Total Return(c)	-7.77%	7.93%	5.31%	4.63%	25.70%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,715	$18,724	$19,625	$21,143	$21,806
Ratios to average net assets:
Net expenses	1.00%	1.02%	1.05%	1.05%	1.05%
Gross expenses	1.09%	1.09%	1.12%	1.09%	1.18%
Net investment income (loss)	1.56%	1.55%	1.50%	1.64%	1.50%
Portfolio turnover rate	52%	32%	41%	51%	43%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$18.94	$19.44	$19.00	$19.78	$16.11

Income (loss) from investment operations:
Net investment income (loss)(a)	0.23	0.25	0.23	0.26	0.19
Net realized and unrealized gain (loss)	(1.75)	1.20	0.72	0.56	3.90
Total from investment operations	(1.52)	1.45	0.95	0.82	4.09

Less distribution from:
Net investment income	(0.27)	(0.31)	(0.25)	(0.32)	(0.15)
Net realized gains	(0.38)	(1.64)	(0.26)	(1.28)	(0.27)
Total distributions	(0.65)	(1.95)	(0.51)	(1.60)	(0.42)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$16.77	$18.94	$19.44	$19.00	$19.78
Total Return(c)	-8.06%	7.69%	4.99%	4.34%	25.33%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$43,946	$47,811	$59,307	$75,907	$88,897
Ratios to average net assets:
Net expenses	1.29%	1.30%	1.34%	1.32%	1.35%
Gross expenses	1.29%	1.30%	1.34%	1.32%	1.42%
Net investment income (loss)	1.27%	1.24%	1.17%	1.32%	1.01%
Portfolio turnover rate	52%	32%	41%	51%	43%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Lazard Global Listed Infrastructure Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$15.99	$14.17	$13.42		$13.72	$13.13

Income (loss) from investment operations:
Net investment income (loss)(a)	0.41	0.39	0.31	^	0.33	0.34
Net realized and unrealized gain (loss)	(0.96)	2.54	0.92		0.89	2.01
Total from investment operations	(0.55)	2.93	1.23		1.22	2.35

Less distribution from:
Net investment income	(0.72)	(0.29)	(0.34)		(1.17)	(1.04)
Net realized gains	(1.21)	(0.82)	(0.14)		(0.35)	(0.72)
Total distributions	(1.93)	(1.11)	(0.48)		(1.52)	(1.76)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$13.51	$15.99	$14.17		$13.42	$13.72
Total Return(c)	-3.68%	20.73%	9.30%	^	9.30%	17.95%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,924,359	$4,778,042	$2,931,161		$2,156,325	$1,372,216
Ratios to average net assets:
Net expenses	0.95%	0.95%	0.96%	^	0.96%	0.98%
Gross expenses	0.95%	0.95%	0.96%		0.96%	0.98%
Net investment income (loss)	2.65%	2.44%	2.29%	^	2.32%	2.35%
Portfolio turnover rate	49%	33%	35%		34%	41%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$16.01	$14.20	$13.45		$13.74	$13.15

Income (loss) from investment operations:
Net investment income (loss)(a)	0.37	0.35	0.29	^	0.31	0.29
Net realized and unrealized gain (loss)	(0.97)	2.55	0.91		0.88	2.02
Total from investment operations	(0.60)	2.90	1.20		1.19	2.31

Less distribution from:
Net investment income	(0.68)	(0.27)	(0.31)		(1.13)	(1.00)
Net realized gains	(1.21)	(0.82)	(0.14)		(0.35)	(0.72)
Total distributions	(1.89)	(1.09)	(0.45)		(1.48)	(1.72)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$13.52	$16.01	$14.20		$13.45	$13.74
Total Return(c)	-3.98%	20.47%	9.01%	^	9.06%	17.61%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$426,749	$633,243	$462,613		$393,786	$145,901
Ratios to average net assets:
Net expenses	1.20%	1.21%	1.22%	^	1.23%	1.29%
Gross expenses	1.20%	1.21%	1.22%		1.23%	1.29%
Net investment income (loss)	2.36%	2.16%	2.09%	^	2.19%	2.04%
Portfolio turnover rate	49%	33%	35%		34%	41%

^

Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out- of- pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Lazard Real Assets and Pricing Opportunities Portfolio

Selected data for a share of capital	Year Ended		For the Period 12/30/16* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$10.71	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.16	0.19	—
Net realized and unrealized gain (loss)	(0.96)	0.78	—	(b)
Total from investment operations	(0.80)	0.97	—	(b)

Less distribution from:
Net investment income	(0.25)	(0.13)	—
Net realized gains	(0.24)	(0.13)	—
Total distributions	(0.49)	(0.26)	—
Net asset value, end of period	$9.42	$10.71	$10.00
Total Return(c)	-7.47%	9.80%	—
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,164	$17,812	$13,090
Ratios to average net assets:(d)
Net expenses	0.90%	0.90%	0.00%
Gross expenses	2.04%	3.13%	3.49%
Net investment income (loss)	1.53%	1.79%	0.00%
Portfolio turnover rate	72%	76%	0%

Selected data for a share of capital	Year Ended	For the Period 1/9/17* to
stock outstanding throughout each period	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$10.70	$10.03

Income (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.18
Net realized and unrealized gain (loss)	(0.96)	0.74
Total from investment operations	(0.82)	0.92

Less distribution from:
Net investment income	(0.23)	(0.12)
Net realized gains	(0.24)	(0.13)
Total distributions	(0.47)	(0.25)
Net asset value, end of period	$9.41	$10.70
Total Return(c)	-7.70%	9.17%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$43	$135
Ratios to average net assets:(d)
Net expenses	1.15%	1.15%
Gross expenses	13.72%	20.65%
Net investment income (loss)	1.29%	1.69%
Portfolio turnover rate	72%	76%

^	Consolidated Financial Highlights.
*	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year except for non-recurring expenses.

Lazard Enhanced Opportunities Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17		12/31/16	12/31/15	12/31/14*
Institutional Shares
Net asset value, beginning of period	$8.67	$9.16		$8.89	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.06	0.11	^	0.05	(0.02)	—	(b)
Net realized and unrealized gain (loss)	(0.20)	0.40		0.35	(0.21)	—	(b)
Total from investment operations	(0.14)	0.51		0.40	(0.23)	—	(b)

Less distribution from:
Net investment income	(0.10)	(0.17)		(0.08)	(0.14)	—
Net realized gains	(0.12)	(0.83)		(0.05)	(0.35)	—
Return of capital	—	—		—	(0.39)	—
Total distributions	(0.22)	(1.00)		(0.13)	(0.88)	—
Net asset value, end of period	$8.31	$8.67		$9.16	$8.89	$10.00
Total Return(c)	-1.66%	5.56%	^	4.50%	-2.32%	—
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,184	$15,206		$14,077	$4,823	$4,899
Ratios to average net assets:(d)
Net expenses	2.36%	2.78%	^	1.79%	1.70%	1.70%
Gross expenses	3.80%	5.02%	^	3.60%	13.45%	69.35%	(e)
Gross expenses, excluding expenses on securities sold short	2.71%	3.45%		3.51%	13.45%	69.35%	(e)
Net investment income (loss)	0.73%	1.20%		0.57%	-0.22%	-1.70%
Portfolio turnover rate:
Excluding securities sold short	312%	210%		247%	639%	37%
Including securities sold short	409%	310%		340%	N/A	N/A

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17		12/31/16	12/31/15	12/31/14*
Open Shares
Net asset value, beginning of period	$8.65	$9.15		$8.89	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.04	0.10	^	0.04	(0.05)	—	(b)
Net realized and unrealized gain (loss)	(0.19)	0.37		0.33	(0.21)	—	(b)
Total from investment operations	(0.15)	0.47		0.37	(0.26)	—	(b)

Less distribution from:
Net investment income	(0.08)	(0.14)		(0.06)	(0.11)	—
Net realized gains	(0.12)	(0.83)		(0.05)	(0.35)	—
Return of capital	—	—		—	(0.39)	—
Total distributions	(0.20)	(0.97)		(0.11)	(0.85)	—
Net asset value, end of period	$8.30	$8.65		$9.15	$8.89	$10.00
Total Return(c)	-1.80%	5.16%	^	4.13%	-2.57%	—
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$105	$117		$112	$110	$100
Ratios to average net assets:(d)
Net expenses	2.60%	3.01%	^	2.07%	1.95%	1.95%
Gross expenses	14.49%	16.40%	^	15.58%	26.46%	69.36%	(e)
Gross expenses, excluding expenses on securities sold short	13.40%	14.85%		15.46%	26.46%	69.36%	(e)
Net investment income (loss)	0.48%	1.06%		0.45%	-0.46%	-1.95%
Portfolio turnover rate:
Excluding securities sold short	312%	210%		247%	639%	37%
Including securities sold short	410%	310%		340%	N/A	N/A

^

A one- time voluntary reimbursement by the administrator increased the net investment income per share amount of $0.04 per share. For Institutional Shares and Open Shares, the one- time voluntary reimbursement by the administrator increased the total return ratio by 0.49%, decreased the gross expense and net expense ratios by 0.44% and increased the net investment income (loss) ratio by 0.44%.

*	The Portfolio commenced operations on December 31, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year except for non-recurring expenses.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

Lazard Opportunistic Strategies Portfolio

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$10.60	$9.70	$9.36		$10.02	$10.24

Income (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.10	0.16	^	0.07	0.04
Net realized and unrealized gain (loss)	(1.48)	1.62	0.34		(0.46)	0.41
Total from investment operations	(1.34)	1.72	0.50		(0.39)	0.45

Less distribution from:
Net investment income	(0.02)	(0.14)	(0.14)		(0.03)	(0.28)
Net realized gains	(0.48)	(0.68)	—		(0.24)	(0.39)
Return of capital	(0.02)	—	(0.02)		— (b)	—
Total distributions	(0.52)	(0.82)	(0.16)		(0.27)	(0.67)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$8.74	$10.60	$9.70		$9.36	$10.02
Total Return(c)	-12.72%	17.74%	5.36%	^	-3.80%	4.40%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$102,783	$151,767	$141,494		$170,626	$185,489
Ratios to average net assets:
Net expenses	1.02%	1.05%	1.02%	^	1.02%	1.02%
Gross expenses	1.15%	1.18%	1.19%		1.18%	1.15%
Gross expenses, excluding expenses on securities sold short	1.15%†	1.15%	1.19%		1.18%	1.15%
Net investment income (loss)	1.32%	0.99%	1.72%	^	0.66%	0.35%
Portfolio turnover rate:
Excluding securities sold short	227%	142%	238%		255%	265%
Including securities sold short	N/A†	153%	N/A		N/A	N/A

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$10.55	$9.65	$9.32		$10.02	$10.24

Income (loss) from investment operations:
Net investment income (loss)(a)	0.10	0.05	0.13	^	0.01	0.01
Net realized and unrealized gain (loss)	(1.46)	1.64	0.33		(0.47)	0.41
Total from investment operations	(1.36)	1.69	0.46		(0.46)	0.42

Less distribution from:
Net investment income	—	(0.11)	(0.11)		— (b)	(0.25)
Net realized gains	(0.48)	(0.68)	—		(0.24)	(0.39)
Return of Capital	(0.02)	—	(0.02)		— (b)	—
Total distributions	(0.50)	(0.79)	(0.13)		(0.24)	(0.64)
Remption fees	—	—	—		—	— (b)
Net asset value, end of period	$8.69	$10.55	$9.65		$9.32	$10.02
Total Return(c)	-13.05%	17.48%	4.97%	^	-4.51%	4.10%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$286	$428	$823		$725	$3,950
Ratios to average net assets:
Net expenses	1.32%	1.34%	1.32%	^	1.32%	1.32%
Gross expenses	4.22%	3.87%	3.31%		1.66%	1.81%
Gross expenses, excluding expenses on securities sold short	4.22% †	3.85%	3.31%		1.66%	1.81%
Net investment income (loss)	1.00%	0.53%	1.43%	^	0.15%	0.14%
Portfolio turnover rate:
Excluding securities sold short	227%	142%	238%		255%	265%
Including securities sold short	N/A †	153%	N/A		N/A	N/A

^

Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out- of- pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

†	No securities sold short in current year.

Lazard Global Dynamic Multi-Asset Portfolio

Selected data for a share of capital	Year Ended		For the Period 5/27/16* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16
Institutional Shares
Net asset value, beginning of period	$11.49	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.16	0.15	0.06
Net realized and unrealized gain (loss)	(0.92)	1.92	(0.01)
Total from investment operations	(0.76)	2.07	0.05

Less distribution from:
Net investment income	(0.20)	(0.14)	(0.05)
Net realized gains	(1.26)	(0.44)	— (b)
Total distributions	(1.46)	(0.58)	(0.05)
Net asset value, end of period	$9.27	$11.49	$10.00
Total Return(c)	-6.35%	20.69%	0.53%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$42,577	$68,761	$48,544
Ratios to average net assets:(d)
Net expenses	0.90%	0.90%	0.90%
Gross expenses	1.34%	1.42%	2.14%
Net investment income (loss)	1.36%	1.40%	0.95%
Portfolio turnover rate	120%	102%	67%

Selected data for a share of capital	Year Ended		For the Period 5/27/16* to
stock outstanding throughout each period	12/31/18	12/31/17	12/31/16
Open Shares
Net asset value, beginning of period	$11.49	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.12	0.12	0.04
Net realized and unrealized gain (loss)	(0.91)	1.91	(0.01)
Total from investment operations	(0.79)	2.03	0.03

Less distribution from:
Net investment income	(0.17)	(0.10)	(0.03)
Net realized gains	(1.26)	(0.44)	— (b)
Total distributions	(1.43)	(0.54)	(0.03)
Net asset value, end of period	$9.27	$11.49	$10.00
Total Return(c)	-6.64%	20.33%	0.35%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$225	$414	$210
Ratios to average net assets:(d)
Net expenses	1.20%	1.20%	1.20%
Gross expenses	4.20%	5.79%	9.43%
Net investment income (loss)	1.07%	1.09%	0.72%
Portfolio turnover rate	120%	102%	67%

*	The Portfolio commenced operations on May 27, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(d)	Annualized for a period of less than one year except for non-recurring expenses.

Lazard Funds Other Performance of the Investment Manager

This is not the Portfolios’ performance

The Portfolios’ investment objectives, policies and strategies are substantially similar to those used by the Investment Manager in advising certain discretionary accounts (“Other Accounts”).

For the International Quality Growth Portfolio, there is currently only one Other Account that corresponds to the strategy employed by the Portfolio (the “International Quality Growth Other Account”). The International Quality Growth Other Account was funded by the Investment Manager and had $1 million in assets under management as of December 31, 2018.

Each other chart below shows the historical investment performance for a composite (each, a “Composite”) of Other Accounts that correspond to the referenced Portfolio. Each Composite’s performance is compared to an appropriate securities market index (each of which is unmanaged, has no fees or costs and is not available for investment).

The Other Accounts are portfolios separate and distinct from the corresponding Portfolio. Therefore, the performance information of the Other Accounts should not be considered a substitute for a Portfolio’s own performance information, nor indicative of the future performance of the Portfolio.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies, such as the Portfolios, by the 1940 Act and the Internal Revenue Code of 1986, as amended which, if applicable, may have adversely affected the performance of the Other Accounts.

The performance results are presented net of all fees and expenses (other than custody fees, except for any mutual funds, for which results include all fees). With respect to the Other Accounts that do not pay management fees, a hypothetical management fee has been deducted equal to the highest rate that would have been charged by the Investment Manager to a comparable fee-paying account. The Portfolios bear fees and operational expenses not typically borne by managed accounts such as the Other Accounts (including distribution and servicing fees of Open Shares). Performance shown below would have been lower if the Other Accounts had been subject to the fees and expenses of the corresponding Portfolio.

Additionally, although it is anticipated that each Portfolio and its corresponding Other Account(s) will hold similar securities, the investment results of a Portfolio and its corresponding Other Account(s) are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that each Portfolio and its corresponding Other Account(s) have substantially similar investment objectives, policies and strategies.

The returns of the Other Accounts are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

INTERNATIONAL QUALITY GROWTH OTHER ACCOUNT PERFORMANCE

Average Annual Total Returns	Inception Date	One Year	Three Years	Since Inception
(for the periods ended December 31, 2018)
International Quality Growth Other Account	1/1/16	-11.7%	6.5%	6.5%
MSCI All Country World ex-US Index[1]	N/A	-14.2%	4.5%	4.5%

Annual Total Returns	2014	2015	2016	2017	2018
for the periods ended December 31
International Quality Growth Other Account	N/A	N/A	1.8%	34.2%	-11.7%
MSCI All Country World ex-US Index[1]	N/A	N/A	4.5%	27.2%	-14.2%

1 The MSCI All Country World Index ex-US is a free float adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US.

The year to date total return of the International Quality Growth Other Account as of March 31, 2019 was 13.5%.

EQUITY FRANCHISE COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns	Inception Date	One Year	Three Years	Five Years	Since Inception
(for the periods ended December 31, 2018)
Equity Franchise Composite	10/01/13[1]	-5.7%	8.7%	8.8%	9.5%
MSCI World Index[2]	N/A	-8.7%	6.3%	4.6%	5.9%

Annual Total Returns	2014	2015	2016	2017	2018
for the periods ended December 31
Equity Franchise Composite	15.1%	3.0%	11.1%	22.5%	-5.7%
MSCI World Index[2]	4.9%	-0.9%	7.5%	22.4%	-8.7%
[1] Inception date of the oldest Other Account in the Equity Franchise Composite.

[2] The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 23 developed market countries in North America, Europe and the Asia/Pacific region.

The year to date total return of the Equity Franchise Composite as of March 31, 2019 was 7.3%.

For more information about the Portfolios, the following documents are available, free of charge, upon request:

Annual and Semi-Annual Reports (Reports):
The Fund’s annual and semi-annual reports to shareholders contain additional information on each Portfolio’s investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Disclosure of Portfolio Holdings:
Each Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42, no earlier than 5 days after such quarter end. The information will remain accessible at least until the Fund files a report as an exhibit to Form N-PORT or on Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio holdings is available in the Fund’s SAI.

You can get a free copy of the Reports and the SAI at http://www.lazardassetmanagement.com, or request the Reports and the SAI and other information and discuss your questions about the Portfolios, by contacting the Fund at:

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300
http://www.lazardassetmanagement.com

You also can get a free copy of the Reports and the SAI from the SEC’s website at http://www.sec.gov.

Investment Company Act file no. 811-06312

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
DST Asset Manager Solutions, Inc.
P.O. Box 219441
Kansas City, Missouri 64121-9441
Telephone: (800) 986-3455

Legal Counsel
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • 800-823-6300 • www.lazardassetmanagement.com

THE LAZARD FUNDS, INC.

30 Rockefeller Plaza

New York, New York 10112-6300

(800) 823-6300

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2019, As Revised December 13, 2019

The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated May 1, 2019, as may be revised or supplemented from time to time (the "Prospectus"), relating to the following thirty portfolios (individually, a "Portfolio" and collectively, the "Portfolios"):

	Institutional Shares	Open Shares	R6 Shares
Equity
Lazard Developing Markets Equity Portfolio ("Developing Markets Portfolio")	LDMIX	LDMOX	RLDMX
Lazard Emerging Markets Core Equity Portfolio ("Emerging Markets Core Portfolio")	ECEIX	ECEOX	RLEOX
Lazard Emerging Markets Equity Advantage Portfolio ("Emerging Markets Advantage Portfolio")	LEAIX	LEAOX	READX
Lazard Emerging Markets Equity Blend Portfolio ("Emerging Markets Blend Portfolio")	EMBIX	EMBOX	RLEBX
Lazard Emerging Markets Equity Portfolio ("Emerging Markets Portfolio")	LZEMX	LZOEX	RLEMX
Lazard Equity Franchise Portfolio ("Franchise Portfolio")	LZFIX	LZFOX	RLZFX
Lazard Global Equity Select Portfolio ("Global Equity Select Portfolio")	GESIX	GESOX	RLGEX
Lazard Global Listed Infrastructure Portfolio ("Global Listed Infrastructure Portfolio")	GLIFX	GLFOX	RLGLX
Lazard Global Strategic Equity Portfolio ("Global Strategic Portfolio")	LSTIX	LSTOX	RGSTX
Lazard International Quality Growth Portfolio ("International Quality Growth Portfolio")	ICMPX	OCMPX	RCMPX
Lazard International Equity Advantage Portfolio ("International Equity Advantage Portfolio")	IEAIX	IEAOX	RIADX
Lazard International Equity Concentrated Portfolio ("International Equity Concentrated Portfolio")	LCNIX	LCNOX	RICNX
Lazard International Equity Portfolio ("International Equity Portfolio")	LZIEX	LZIOX	RLIEX
Lazard International Equity Select Portfolio ("International Equity Select Portfolio")	LZSIX	LZESX	RLIQX
Lazard International Equity Value Portfolio ("International Equity Value Portfolio")	IEVIX	IEVOX	REIVX
Lazard International Small Cap Equity Portfolio ("International Small Cap Portfolio")	LZISX	LZSMX	RLICX
Lazard International Strategic Equity Portfolio ("International Strategic Portfolio")	LISIX	LISOX	RLITX
Lazard Managed Equity Volatility Portfolio ("Managed Volatility Portfolio")	MEVIX	MEVOX	RMEVX
Lazard US Equity Concentrated Portfolio ("Equity Concentrated Portfolio")	LEVIX	LEVOX	RLUEX
Lazard US Equity Focus Portfolio ("Equity Focus Portfolio")	LZUSX	LZUOX	RLUSX

	Institutional Shares	Open Shares	R6 Shares
Lazard US Realty Equity Portfolio ("Realty Equity Portfolio")	LREIX	LREOX	RLREX
Lazard US Small-Mid Cap Equity Portfolio ("Small-Mid Cap Portfolio")	LZSCX	LZCOX	RLSMX

Fixed Income
Lazard Emerging Markets Debt Portfolio ("Emerging Markets Debt Portfolio")	LEDIX	LEDOX	RLEDX
Lazard Global Fixed Income Portfolio ("Global Fixed Income Portfolio")	LZGIX	LZGOX	RLGFX
Lazard US Corporate Income Portfolio ("Corporate Income Portfolio")	LZHYX	LZHOX	RLCIX
Lazard US Short Duration Fixed Income Portfolio ("Short Duration Fixed Income Portfolio")	UMNIX	UMNOX	RLSDX

Multi-Asset
Lazard Global Dynamic Multi-Asset Portfolio ("Dynamic Portfolio")	GDMIX	GDMOX	GDMAX
Lazard Opportunistic Strategies Portfolio ("Opportunistic Strategies Portfolio")	LCAIX	LCAOX	RLCPX
Lazard Real Assets and Pricing Opportunities Portfolio ("Real Assets Portfolio")	RALIX	RALOX	RALYX

Alternatives
Lazard Enhanced Opportunities Portfolio ("Enhanced Opportunities Portfolio")	LEOIX	LEOOX	RLZEX

Each Portfolio currently offers Institutional Shares and Open Shares and certain Portfolios offer R6 shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each Class; and the availability of Service Payments (as defined in the Prospectus).

To obtain a copy of the Fund's Prospectus, please write or call the Fund at the address and telephone number above or go to https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42.

The Fund's most recent Annual Reports and Semi-Annual Reports to Shareholders are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Reports are incorporated by reference into this SAI.

TABLE OF CONTENTS

Appendix A A-1

Appendix B B-1

The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio, other than the Equity Concentrated, International Equity Concentrated, International Equity Value, Emerging Markets Debt, Realty Equity, Franchise, and Enhanced Opportunities Portfolios, is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

Lazard Asset Management LLC serves as the investment manager (the "Investment Manager") to each of the Portfolios.

Lazard Asset Management Securities LLC (the "Distributor") is the distributor of each Portfolio's shares.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements and should be read in conjunction with the Fund's Prospectus.

Equity Securities

Common and preferred stocks and other equity securities, such as common limited partnership units, represent ownership interests in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Increases and decreases in earnings are usually reflected in the price of a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock and common limited partnership units, may not ordinarily have voting rights.

Preferred Stocks. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Investment Manager also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A Portfolio may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which a Portfolio may invest will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under

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which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Portfolio's holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Portfolio may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer. However, not all traditional preferred securities pay dividends that are eligible for the dividends received deduction, including preferred securities issued by real estate investment trusts ("REITs"). Individuals will generally be taxed at long-term capital gain rates on qualified dividend income. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, types of securities referred to as trust preferred securities, trust-originated preferred securities, monthly- or quarterly-income bond, debt or preferred securities, corporate trust securities and other similarly structured securities.

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for US federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for US federal income tax purposes and, as such, are not eligible for the dividends received deduction or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of

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the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common stockholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company's senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent convertible capital security (sometimes referred to as "CoCo's"). These securities may have loss absorption characteristics that may include downward adjustment of the liquidation value of the security to below the original par value or a mandatory conversion that might relate, for instance, to maintenance of a capital minimum whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy. CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under "Convertible Securities." In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

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Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is "contingent" on a specified event or trigger. CoCos are securities typically issued by a bank that are designed to absorb the bank's losses during a period of financial stress, thereby improving the bank's capital position. CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs. Absent a trigger event, the securities are hybrid instruments with debt-like characteristics. CoCos may be structured with various types of trigger events.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. Each Portfolio, other than the Realty Equity Portfolio, may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities. The Realty Equity Portfolio may invest in warrants as described in the Prospectus.

Initial Public Offerings. An initial public offering ("IPO") is a company's first offering of equity securities to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the Financial Industry Regulatory Authority, Inc. ("FINRA") apply to the distribution of IPOs. Companies offering securities in IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. IPO securities will be sold when the Investment Manager believes the price has reached full value. IPO securities may be sold by a Portfolio on the same day the Portfolio receives an allocation.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed-rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to

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these securities. To maintain its qualification as a regulated investment company ("RIC") and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a Portfolio's share price. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the US dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Fixed-income securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P" and together with Moody's, the "Rating Agencies") may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "Lower-Rated Securities" below for a discussion of those securities.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a Portfolio, the Investment Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a Portfolio, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the Portfolio. In general, the longer a Portfolio's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Manager may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a Portfolio's potential price gain in response to falling interest rates, reduce a Portfolio's yield, or cause a Portfolio's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a Portfolio's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This

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is known as extension risk and would increase a Portfolio's sensitivity to rising interest rates and its potential for price declines

US Government Securities. US Government securities are issued or guaranteed by the US Government or its agencies or instrumentalities. US Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by US Government agencies and instrumentalities are supported by the full faith and credit of the US Department of the Treasury ("Treasury"); others by the right of the issuer to borrow from Treasury; others by discretionary authority of the US Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the US Government currently provides financial support to such US Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a Portfolio's share price is guaranteed.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of a Portfolio that invests in US government obligations may be adversely affected by S&P's downgrade or any future downgrades of the US government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Corporate debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.

Ratings of Securities. Subsequent to its purchase by a Portfolio, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the Portfolio. Once the rating of a portfolio security has been changed or a rated security has ceased to be rated, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in such Portfolio's Prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P, and as low as those rated Caa/CCC by a Rating Agency at the time of purchase (commonly known as "high yield" or "junk bonds"), or, if unrated, deemed to be of comparable quality by the Investment Manager, though higher yielding, are characterized by higher risk. See Appendix A for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Such securities' higher yield compared to yields of securities rated investment grade is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and, to the extent a Portfolio

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invests in such securities, will be a substantial factor in the Portfolio's relative share price volatility. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolios will rely on the judgment, analysis and experience of the Investment Manager in evaluating the creditworthiness of an issuer.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it is anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value ("NAV") and could result in the Portfolio selling such securities at lower prices than those used in calculating the Portfolio's net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

A Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolios do not have an arrangement with any persons concerning the acquisition of such securities.

The credit risk factors pertaining to lower rated securities also apply to lower-rated preferred, convertible, zero coupon, pay-in-kind and step up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio ("Distressed Securities") is speculative and involves significant risks. A Portfolio may make such investments when, among other circumstances, the Investment Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted.

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In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Portfolio would receive any interest payments on the Distressed Securities, the Portfolio would be subject to significant uncertainty as to whether the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and/or recover its investment. A Portfolio also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Portfolio participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities for a period of time. To the extent that a Portfolio becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Certain of these securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Variable and floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice. In other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well. The interest rate on an inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Participation Interests. Corporate obligations denominated in US or foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A Portfolio investing in such securities may participate as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants."

A Portfolio may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will

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be collateralized by US Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

Mortgage-Related Securities. Mortgage-related securities, which may be considered a form of derivative, are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as those described below and including pass-through securities, adjustable rate mortgages, real estate investment trusts or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Mortgage-related securities are complex instruments, subject to credit, prepayment risk and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the US Government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

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As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the US Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA or Department of Veterans' Affairs ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective underlying mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the US Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the US Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the US Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the US Government or of any Federal Home

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Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term US Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the US Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2017, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, no payments will be made due to net losses incurred by each entity. FNMA and FHLMC paid approximately $278.8 billion in aggregate cash dividends to Treasury over the same period (although these payments do not constitute a repayment of their draws). Each entity's projected fourth quarter payment was ultimately decreased due to an agreement entered into with Treasury that modified the dividend provisions of the senior preferred stock. In its 2016 report to Congress, FHFA stated that FNMA and FHLMC had been stabilized. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a "severely adverse scenario" additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the fourth quarter of 2017. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the fourth quarter of 2017. However, in the first quarter of 2018, FNMA and FHLMC each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, FNMA and FHLMC each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from Treasury in the amount of $3.7 billion and $0.3 billion, respectively. No assurance can be given that the Federal Reserve or Treasury will ensure that FNMA and FHLMC will be successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant US Government support, have sparked serious debate among federal policymakers regarding the continued role of the US Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the third quarter of 2016 that it expected "continued significant uncertainty" regarding its future and the housing finance system, including how long FNMA will continue to exist in its current form, the extent of its role in the market, how long it will be in conservatorship, what form it will have and what ownership interest, if any, current common and preferred stockholders will hold after the conservatorship is terminated, and whether FNMA will continue to exist following conservatorship. FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

FHFA is mandating that FNMA and FHLMC cease issuing their own MBS and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS" in 2019. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a FNMA or a FHLMC collateralized mortgage obligation ("CMO") or held for investment.

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Investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of FHLMC PCs.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

CMOs and Multi-Class Pass-Through Securities. CMOs are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the FHA-related securities or (e) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the opposite direction to an applicable index or market rate such the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. The Corporate Income Portfolio and the Short Duration Fixed Income Portfolio each may invest, to a limited extent, in residual interests in real estate mortgage investment conduits ("REMICs"). See "Certain Material US Federal Income Tax Considerations."

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. Each Portfolio's ability to dispose of its positions in such

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securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing ("CMO Residuals").

The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See "Stripped Mortgage-Backed Securities" above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the "Securities Act"), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

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Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

Municipal Securities. US municipal securities, the interest on which is, in the opinion of the issuer's counsel at the time of issuance, exempt from regular federal income tax ("Municipal Securities"), are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal Securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the

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issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Municipal Securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Securities bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the Municipal Securities' interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.

The Municipal Securities market is not subject to the same level of regulation as other sectors of the US capital markets due to broad exemptions under the federal securities laws for Municipal Securities. As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, conditions in the Municipal Securities market, size of a particular offering, maturity of the obligation and rating of the issue and certain other factors. While, in general, Municipal Securities are tax exempt securities having relatively low yields as compared to taxable, non-Municipal Securities of similar quality, certain Municipal Securities are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders of the Portfolios which are attributable to interest income received by the Portfolios from Municipal Securities generally will be subject to federal income tax.

Municipal Securities include certain private activity bonds (a type of revenue bond), the income from which is subject to the federal alternative minimum tax.

Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Securities may reduce the volume of Municipal Securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Securities available for purchase and thus reduce available yield.

Floating and Variable Rate Demand Obligations. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") may take the form of a lease, installment purchase or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Lease obligations have special risks not ordinarily associated with Municipal Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Portfolio may invest may contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be illiquid.

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Zero Coupon, Pay-In-Kind and Step Up Securities. Zero coupon securities are securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Pay-in-kind bonds are bonds that generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Inflation-Linked Securities. Inflation-linked securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

The periodic adjustment of US inflation-linked securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-linked security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the US Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under US law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in US dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in US dollars), changes in foreign or US laws or restrictions applicable to

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such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the US dollar) in which a portfolio security is quoted or denominated relative to the US dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the US dollar also will result in a change in the amount of income available for distribution. If a portion of a Portfolio's investment income may be received in foreign currencies, such fund will be required to compute its income in US dollars for distribution to shareholders, and therefore a Portfolio will absorb the cost of currency fluctuations. After a Portfolio has distributed income, subsequent foreign currency losses may result in the Portfolio having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the US dollar before such income is distributed as dividends to shareholders, a Portfolio may have to sell portfolio securities to obtain sufficient cash to enable the Portfolio to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable US issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. However, the capital markets in the US and internationally have experienced periods of significant volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may reoccur at any time.

Many countries throughout the world are dependent on a healthy US economy and are adversely affected when the US economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the US subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of US investors. Individual foreign economies can differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. A number of countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

From time to time, certain of the companies in which a Portfolio may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the US Government and the United Nations and/or countries identified by the US Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US Government as state sponsors of terrorism. As an investor in such companies, a Portfolio will be indirectly subject to those risks. Iran is subject to several United Nations sanctions and is an embargoed country by the Office of Foreign Assets Control ("OFAC") of Treasury.

In addition, from time to time, certain of the companies in which a Portfolio may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Portfolio would be indirectly subject to those risks.

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Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulation or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio's net asset value on days when investors have no access to the Portfolio. Because foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Portfolios invest. The US is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the US economy. Since the implementation of the North American Free Trade Agreement ("NAFTA") in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US, including renegotiation of NAFTA and imposition of tariffs by the US, may have implications for the trade arrangements among the US, Mexico and Canada, which could negatively affect the value of securities held by the Portfolios. On November 30, 2018, the United States-Mexico-Canada Agreement, the successor to NAFTA, was signed and must now be ratified by all three countries. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Portfolios.

Investing in Central and South America. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the US dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the US dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for a Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the US, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region's exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will

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be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant's national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Portfolio's investments in Central and South America generally or in specific countries participating in such trade agreements.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In June 2016, the United Kingdom (the "UK") held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as "Brexit"). The resulting impact of the UK's vote to leave the EU and the terms of its potential withdrawal are uncertain as of the date of this SAI. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

A process of negotiation will determine the future terms of the UK's relationship with the EU. In March 2017, the British Prime Minister invoked Article 50 of the Lisbon Treaty, which gave the UK two years to negotiate an exit deal with the EU. Without a withdrawal agreement in place, on each of March 29, 2019, April 11, 2019 and October 28, 2019, EU leaders agreed to extend the Brexit deadline, and the UK temporarily remains in the EU. The current deadline is January 31, 2020. It is unclear how and in what timeframe Brexit withdrawal negotiations will proceed and what the potential consequences may be. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally.

Depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit may adversely affect Portfolio investments denominated in British pound sterling and/or the Euro that are not fully and effectively hedged, regardless of the performance of the investment.

If the UK leaves the EU without agreements on trade, finance and other key elements, often called a hard Brexit, the UK would have to trade with the EU under World Trade Organization rules, under which there would be customs and regulatory checks, and tariffs imposed on goods that the UK exports to the EU. In addition, there would be no 21-month post-Brexit transition period. A hard Brexit would mean the UK would leave Europe's single market and customs union, which could hurt global financial stability.

Whether or not a Portfolio invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio's investment.

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Investing in Japan. The growth of Japan's economy has historically lagged behind that of its Asian neighbors and other major developed economies. International trade, government support of companies in troubled sectors, government intervention and other policies, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. Adverse economic conditions in the US or other significant trading partners also may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and Japan's economy may be affected by economic, political or social instability in those countries and fluctuations in their currency values. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan's economy. Trade tariffs and other protectionist measures could also have an adverse impact on Japan's export market. The Japanese yen has fluctuated widely at times, and any increase in the yen's value may cause a decline in Japan's exports. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen, and such intervention could cause the value of the yen to fluctuate sharply and unpredictably.

The Japanese economy has only recently emerged from a prolonged economic stagnation. Over the last few decades, Japan's economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. Monetary and fiscal policies designed to stimulate economic growth in Japan have had limited success in the past prior to the current government. Overseas trade is important to Japan's economy, although exports as a percentage of global domestic product is lower than other Asian countries and most developed countries. The Japanese economy can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse effect on Japan's economy. The specific risks of investing in Japan, certain of which are summarized in this section, could, individually or in the aggregate, adversely impact investments in Japan.

Japan's labor market, affected by the aging and shrinking population, appears to be undergoing fundamental structural changes. The changing population has increased the cost of Japan's pension and public welfare system. Japan's labor market, which traditionally preferred lifetime employment, also has sought to adjust to meet the need for increased labor mobility. Issues in Japan's labor market may, among other consequences, adversely affect Japan's economic competitiveness.

The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japan's intervention in the currency markets could cause the value of the yen to fluctuate dramatically and unpredictably. A decline in value of the yen relative to the U.S. dollar will affect the value of these investments held by a Portfolio.

Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a Portfolio's holdings in Japanese securities. Japan also has one of the world's highest population densities, with a significant percentage of its total population concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya. As a result, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan's financial markets. For example, Japan suffered economic distress from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 and caused major damage along the coast, including damage to nuclear power plants in the region.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed

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or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a Portfolio to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Portfolio, its Investment Manager and its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a Portfolio to repatriate their income and capital. These limitations may have a negative impact on the Portfolio's performance and may adversely affect the liquidity of the Portfolio's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. If a Portfolio does not hedge the US dollar value of securities it owns denominated in currencies that are devalued, the Portfolio's NAV will be adversely affected. In addition, some countries in which a Portfolio may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Frontier Markets. Certain companies are organized or have their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Other than for the purpose of a Portfolio's policy with respect to the investment of 80% of its assets, the Portfolios consider emerging market countries to include all countries represented by the Morgan Stanley Capital International ("MSCI®") Emerging Markets Index and other countries not considered developed countries by MSCI, and investments in emerging markets may include those companies included in the MSCI Emerging Markets Index and companies with their principal business activities located in, or that have 50% or more of their assets in or revenue or net income from, emerging market countries. The MSCI Emerging Markets Index currently includes the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia,

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Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

For the purpose of a Portfolio's policy with respect to the investment of 80% of its assets, with respect to derivative instruments, the Investment Manager generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation and the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the US.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Russia's economy is heavily dependent on exportation of natural resources, which may be vulnerable to economic sanctions by other countries during times of political tension or crisis. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to US markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a Portfolio's ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Portfolio's investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Portfolio. Any or all of these potential results could lead Russia's economy into a recession.

Investing in China. China is an emerging market and from time to time demonstrates significantly higher volatility in comparison to developed markets. Specific risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Although the Chinese government has undertaken reform of economic and market practices, the Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Export growth has been a major driver of China’s rapid economic growth, and a slowing or reversal of such growth would be expected to affected economic growth. Internal social unrest or confrontations with other neighboring countries, including military conflicts, or strained international relations generally may also disrupt

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economic development in China. Reduced spending on Chinese products and services, which may result in substantial price reductions of goods and services and possible failure of individual companies and/or large segments of China's export industry; institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the US or other countries; or a downturn in any of the economies of China's key trading partners, may have an adverse impact on the Chinese economy. Changes in applicable Chinese tax law could reduce the aftertax profits of the Portfolio, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Portfolio invests. In addition, uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Portfolio.

Stock Connect. Certain Portfolios may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges ("China A-Shares") through Hong Kong Stock Connect Program ("Stock Connect"). Trading in China A-Shares through Stock Connect is subject to certain risks. A Portfolio's investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. The list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, a Portfolio may only sell, but not buy, the securities, which may adversely affect the Portfolio's investment strategy.

While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Portfolio's ability to invest in China A-Shares. For example, these quota limitations require that buy orders for China A-Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Portfolio will be permitted to sell China A-Shares regardless of the quota balance). These limitations may restrict a Portfolio from investing in China A-Shares on a timely basis, which could affect the Portfolio's ability to effectively pursue its investment strategy. Investment quotas are also subject to change.

Chinese regulations prohibit over-selling of China A-Shares. If a Portfolio intends to sell China A-Shares it holds, it must transfer those securities to the accounts of the Portfolio's participant broker before the market opens. As a result, the Portfolio may not be able to dispose of its holdings of China A-Shares in a timely manner.

Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Stock Exchange of Hong Kong (the "SEHK") are open and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A-Shares through Stock Connect may subject a Portfolio to a risk of price fluctuations on days where the Chinese stock markets are open, but Stock Connect is not operating.

Stock Connect launched on November 17, 2014. Therefore, trading through Stock Connect is subject to trading, clearance and settlement procedures that may continue to develop as the program matures, which could pose risks to a Portfolio. Additionally, the withholding tax treatment of dividends and capital gains payable to overseas investors may be subject to change.

Stock Connect regulations provide that investors, such as a Portfolio, enjoy the rights and benefits of equities purchased through Stock Connect. However, the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (the "HKSCC") as nominee on behalf of investors. While a Portfolio's ownership of China A-Shares will be reflected on the books of the custodian's records, a Portfolio will only have beneficial rights in such A-Shares. The precise nature and rights of the Portfolio as the beneficial owner of the SSE equities through the HKSCC as nominee is not well defined under the law of the People's Republic of China ("PRC"). Although the China Securities Regulatory Commission has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the PRC, the exact nature and methods of enforcement of the rights and interests of a Portfolio under PRC law is uncertain. In particular, the courts may consider that the nominee or custodian as registered holder of China A-Shares has full ownership over the securities rather than the Portfolio as the underlying beneficial owner. The HKSCC, as nominee holder, does not guarantee the title to China A-Shares held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them, such as participation in corporate actions or shareholder meetings, cannot be assured.

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While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund, which means that a Portfolio will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Other risks associated with investments in PRC securities apply fully to China A-Shares purchased through Stock Connect.

China A-Shares traded via Stock Connect are subject to various risks associated with the legal and technical framework of Stock Connect. In the event that the relevant systems fail to function properly, trading in China A-Shares through Stock Connect could be disrupted. In the event of high trade volume or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect in response to certain market conditions.

Bond Connect. Chinese debt instruments trade on the China Interbank Bond Market ("CIBM") and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC ("Bond Connect"). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of other fixed-income securities markets in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a Portfolio's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio's investments and returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Portfolio. CIBM does not support all trading strategies (such as short selling). Investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit ("CMU") maintained with a China-based depository (either the China Central Depository & Clearing Co. ("CDCC") or the Shanghai Clearing House ("SCH")). A Portfolio's ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CSDCC or SCH and will instead only be reflected on the books of a Portfolio's Hong Kong sub-custodian. Therefore, a Portfolio's ability to enforce its rights as a bondholder may depend on CMU's ability or willingness as record-holder of the bonds to enforce the Portfolio's rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a Portfolio to the credit risk of the relevant securities depositories and a Portfolio's Hong Kong sub-custodian. While a Portfolio holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A Portfolio's investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio, which may negatively affect investment returns for shareholder.

Market Disruption and Geopolitical Risk in the Middle East. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and other countries in the Middle East may result in market volatility in those countries, may have long-term effects on worldwide financial markets and may cause further economic

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uncertainties worldwide. The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on economies and markets located in the region and on world economies and markets generally. These events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to investments of a Portfolio.

Depositary Receipts. Securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), European Depositary Receipts and European Depositary Shares (collectively, "EDRs"), Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the US securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Securities of foreign issuers that are represented by ADRs or that are listed on a US securities exchange or traded in the US over-the-counter markets are not subject to many of the considerations and risks discussed in the Prospectus and this SAI that apply to foreign securities traded and held abroad. A US dollar investment in ADRs or shares of foreign issuers traded on US exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a Portfolio, to the extent it invests in such securities, may be more volatile than prices of US debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party

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commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to "Brady Bonds" (securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in US dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are US dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar certificates of deposit are US dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar time deposits are US dollar-denominated deposits in a foreign branch of a US bank or in a foreign bank; and Yankee certificates of deposit are US dollar-denominated certificates of deposit issued by a US branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by

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US issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Real Estate Investment Trusts and Other Realty Companies and Real Estate Investments

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans or REMIC interests. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of a Portfolio.

A Portfolio's investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Risks of investments in Realty Companies and Real Estate Investments (each as defined in the Prospectus) include: declines in the value of real estate; adverse general, regional or local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates. Real estate-related companies also may be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of Realty Companies and Real Estate Investments also may drop because of the failure of borrowers to pay their loans and poor management. Real estate-related companies may be affected by a high level of continuing capital expenditures, competition or increases in operating costs, which may not be offset by increases in revenues. The value and successful operation of certain types of commercial properties may be affected by a number of factors, such as the location of the property, the knowledge and experience of the management team, the level of mortgage rates, presence of competing properties and adverse economic conditions in the locale. Many real estate-related companies use leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

In addition, there are risks associated with investments in particular types of Realty Companies and Real Estate Investments:

Retail Properties. Retail properties are affected by the overall health of the applicable sector of the economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of

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operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and noncompetitiveness.

Lodging and Hotel Properties. The risks of lodging and hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs, which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions. Lodging and hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Homebuilding. Homebuilding businesses are affected by several significant factors, including: rising costs and decreased availability of suitable land; costs of construction labor and materials; overbuilding and price competition; consumer demand and confidence; labor availability, including strikes; availability of construction financing and residential mortgages; and related interest rates and availability of credit.

Gaming. The risks of gaming businesses include, among other things, state and local laws governing gaming licenses, risks similar to those of lodging and hotel properties, general and local economic conditions and consumer confidence.

Restaurants. The risks of restaurant businesses are that they are more sensitive to adverse economic conditions and competition than many other businesses, changing consumer tastes, and commodity and labor costs and, in some instances, risks similar to those of the lodging and hotel properties.

Insurance Issues. Certain companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles, but uninsured losses would affect profits, cash flows and performance.

Financing and Credit. Real estate-related companies may be adversely affected by a lack of available financing or tightening of credit.

Financial Leverage. Real estate-related companies may be highly leveraged, and financial covenants may affect the ability of such companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate-related company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such company.

REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. A Portfolio might invest in a real estate company that purports to be a REIT and then the company unexpectedly could fail to qualify as a REIT. In the event of any such failure to qualify as a REIT which is not cured in accordance with applicable savings provisions in the Code, the company would be subject to corporate-level taxation, significantly reducing the return to a Portfolio on the Portfolio's investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under

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the 1940 Act. The above enumerated risks may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. If a REIT's borrowers or lessees default, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Natural Resources

Natural resources business are affected by several significant factors, including: demand and price fluctuations for the natural resource products; the time and expenses of exploration, acquisition and development; the necessity of a high level of continuing capital expenditures, competition and increases in operating costs which may not be offset by increases in revenues; national, regional, state and local laws governing licenses and permits; political and community opposition; energy costs and other required commodities; and environmental and hazardous waste issues, including costs of regulatory compliance and remediation. Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

Utility Companies

Utility companies are subject to a variety of risk factors that may adversely affect their business or operations, including: high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; and inexperience with and potential losses resulting from a developing deregulatory environment.

Investments in the Infrastructure Sector

Infrastructure companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the level of government spending on infrastructure projects, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Changes in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies. Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.

Some infrastructure companies' assets are not movable, which creates the risk that an event may occur in the region of the company's asset that may impair the performance of that asset and the performance of the issuer. Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of infrastructure companies' securities. Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Infrastructure companies' revenues may also be impacted by a number of factors, including a decrease in the number of users of the asset, inability to meet user demand, failure to efficiently maintain and operate infrastructure assets, failure of customers or counterparties to pay their contractual obligations, difficulties in obtaining financing for construction programs during inflationary periods or the inability to complete a project within budget. In addition, infrastructure assets can be highly leveraged, which makes such companies more susceptible to changes in interest rates. The market value of infrastructure companies also may decline in value in times of higher inflation rates.

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Other factors that may affect the operations of infrastructure companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company's operations or an accident.

Investments in the Information Technology Sector

Information technology companies generally operate in intensely competitive markets on a worldwide basis. This level of competition can put pressure on the prices of their products and services which could adversely affect their profitability. Also, because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Other risks include worldwide competition, changes in consumer preferences, problems with product compatibility, the effects of economic slowdowns, and changes in government regulation. The securities of companies in the technology sector may experience more price volatility than securities of companies in other sectors.

Investments in the Financial Sector

Financial institutions may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Adverse developments in banking and other financial industries may cause a Portfolio to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition or the earnings or operations of a financial institution and on the types and amounts of businesses in which a financial institution may engage. A Portfolio may be delayed or prevented from exercising certain remedies against a financial institution. The amount of a Portfolio's assets that may be invested in any financial institution, or financial institutions generally, may be limited by applicable law.

Investment Companies, Exchange-Traded Funds and Exchange-Traded Notes

Investment Companies. Under the 1940 Act, a Portfolio's investment in securities issued by investment companies, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Portfolio's total assets with respect to any one investment company and (3) 10% of the Portfolio's total assets in the aggregate (such limits do not apply to investments in money market funds).

Exemptions in the 1940 Act or the rules thereunder or exemptive orders granted by the Securities and Exchange Commission (the "SEC"), may allow a Portfolio to invest in another investment company in excess of (1), (2) or (3) described in the preceding paragraph.

In addition to the management and operational fees the Portfolios bear directly in connection with their own operation, a Portfolio will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies. The Portfolios do not intend to invest in investment companies affiliated with the Fund or the Investment Manager.

For purposes of considering a Portfolio's status as a "diversified company" under Section 5(b)(1) of the 1940 Act, investments in other investment companies are excluded from the diversification test, in accordance with the language in Section 5(b)(1). As a result, the Opportunistic Strategies Portfolio (which invests primarily in Underlying Funds (as defined in the Prospectus)) may hold fewer securities than other diversified mutual funds not focusing on investments in other investment companies, although the Portfolio will gain additional diversification through the Underlying Funds' portfolios of investments. However, the Opportunistic Strategies Portfolio does not intend to limit its investments to Underlying Funds that are "diversified companies" or to otherwise monitor the diversification of the Underlying Funds' investments.

The Small-Mid Cap Portfolio may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, and may purchase securities of any one closed-end fund in an amount up to 5% of the Portfolio's total assets and may purchase securities of closed-end funds in the aggregate in an amount of up to 10% of the Portfolio's total assets.

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Exchange-Traded Funds. Investments in investment companies may include shares of ETFs, which are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETF shares are listed on an exchange and trade in the secondary market on a per-share basis. At times, the market price may be at a premium or discount to the ETF's per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV). Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

With respect to a Portfolio's investments in ETFs, the Fund may enter into an agreement with certain ETFs pursuant to SEC exemptive orders obtained by the ETFs, and on which the Portfolio may rely, that permit the Portfolio to invest in excess of the limits in the 1940 Act and the rules thereunder. These agreements and orders also may require the Investment Manager to vote the Portfolio's ETF shares in proportion to votes cast by other ETF stockholders and may subject the Portfolio to other requirements in connection with investments in these ETFs.

Exchange-Traded Notes. Exchange-traded notes ("ETNs") are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are listed on exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Master Limited Partnerships

Although master limited partnership ("MLP") investments may take many forms, a portfolio investing in MLPs would be expected to invest primarily in MLPs that are classified as partnerships for US federal income tax purposes and whose interests or "units" are traded on securities exchanges like shares of corporate stock. MLPs generally have two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner's incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or

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the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies ("LLCs") may be treated as MLPs for federal income tax purposes. Similar to MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or its business sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Portfolio could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

A Portfolio's investments in MLPs is anticipated to consist primarily of "qualified publicly traded partnerships" that do not generate non-qualifying income for the purposes of satisfying the Portfolio's "gross income test," as further discussed in "Certain Material US Federal Income Tax Considerations" below.

LIBOR Rate Risk

Many debt securities, derivatives and other financial instruments, including some of the Portfolios' investments, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other

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corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight US Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England.

In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly 3 1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Illiquid Securities

Each Portfolio may invest up to 15% (10% in the case of the Small-Mid Cap and International Small Cap Portfolios) of the value of its net assets in illiquid securities, provided such investments are consistent with the Portfolio's investment objective. These securities, which are securities that a Portfolio reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale (such as private placements and certain restricted securities), repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded derivatives and securities used to cover such derivatives. Illiquid securities may be difficult to value accurately, and a Portfolio is subject to the risk that should the Portfolio desire to sell them when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

Money Market Instruments; Temporary Defensive Positions

When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including shares of money market mutual funds (except the Small-Mid Cap Portfolio), US Government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations ("Money Market Instruments"). Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position, and certain Portfolios may invest in Money Market Instruments as part of their investment strategies as described in the Prospectus.

Repurchase Agreements. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the security itself. The Portfolios will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.

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Bank Obligations. Bank obligations in which the Portfolios may invest consist of certificates of deposit, banker's acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Foreign Banking Obligations. Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of US branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Portfolio's policy with respect to illiquid investments unless, in the judgment of the Fund, such note is considered to be liquid.

Borrowing Money

Each Portfolio may borrow to the extent permitted under the 1940 Act (except as provided below), which permits an investment company to borrow in an amount up to 33⅓% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. Such borrowings are generally limited to borrowing from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. While such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments. If borrowings exceed 33⅓% of the value of a Portfolio's total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three days (not including Sundays and holidays).

In addition, each Portfolio other than the Small-Mid Cap Portfolio may borrow for investment purposes to the extent permitted under the 1940 Act. Money borrowed will be subject to interest costs. See "Borrowing Money for Leverage" below.

Borrowing Money for Leverage (All Portfolios, except the Small-Mid Cap Portfolio). Buying securities using borrowed money exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment. Money borrowed for leveraging is limited to 33⅓% of the value of the Portfolio's total

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assets. Interest costs may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. As a result of these transactions, the Portfolio is exposed to greater potential fluctuation in the value of its assets and its net asset value per share. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowing by a Portfolio. Except for these transactions, a Portfolio's borrowings generally will be unsecured.

Lending Portfolio Securities

Portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio's investment is to be voted upon. Loans of portfolio securities may not exceed 33⅓% of the value of the Portfolio's total assets. The Portfolio will receive collateral consisting of cash, US Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral.

The Portfolios did not engage in any securities lending activity during the most recent fiscal year.

Derivatives (All Portfolios, except the Small-Mid Cap Portfolio)

Derivatives, such as options, futures contracts, options on futures contracts and swap agreements, may be entered into for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less expensive, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were

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poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

The Portfolios, except the Real Assets Portfolio, have claimed exclusions from the definition of the term "commodity pool operator" ("CPO") pursuant to Regulation 4.5 under the Commodity Exchange Act (the "CEA") and, therefore, are not subject to registration or regulation as a CPO under the CEA. The Portfolios, except the Real Assets Portfolio, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if such Portfolios continue to claim the exclusion from the definition of CPO. In order to be eligible to continue to claim this exclusion, if a Portfolio uses commodity interests other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission (the "CFTC")), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the Portfolio's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Portfolio's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a Portfolio's direct use of commodity interests complies with the trading limitations described above, the Portfolio may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the Portfolio's investment in other investment vehicles, including investment companies that are not managed by the Investment Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the Investment Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the Portfolios, to continue to rely on the exclusion from the definition of CPO. The Investment Manager has filed the required notice to claim this no-action relief for relevant Portfolios. In order to rely on the temporary no-action relief, the Investment Manager must meet certain conditions and the Portfolios must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

Neither the Real Assets Portfolio nor the Subsidiary (as defined below) claims an exclusion from the definition of CPO and, as a result, are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests. In accordance with CFTC guidance, the Investment Manager has registered as a CPO, with respect to the Real Assets Portfolio and the Subsidiary, with the National Futures Association (the "NFA") and will operate those entities in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. On August 13, 2013, the CFTC adopted final rules (the "Harmonization Rules") with respect to the compliance obligations of advisers to registered investment companies that are registered as CPOs, such as the Real Assets Portfolio. Under the Harmonization Rules, the Investment Manager will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the Real Assets Portfolio by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the Real Assets Portfolio Prospectus.

If a Portfolio, except the Real Assets Portfolio, were to seek to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Portfolio would withdraw its exclusion from the definition of CPO and the Investment Manager would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that Portfolio, in addition to all applicable SEC regulations.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the

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creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Successful use of derivatives by a Portfolio also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market and to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.

Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Portfolio's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Portfolio must either set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) or maintain offsetting positions while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however (such as a "non-deliverable" forward currency contract), a Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market net obligation (i.e., the Portfolio's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Portfolio may employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. To maintain this required cover, the Portfolio may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. The segregation of such assets will have the effect of limiting the Portfolio's ability to otherwise invest those assets.

Future rules and regulations of the SEC may impact the Portfolio's operations as described in the Prospectus or this SAI.

Futures Contracts—In General. Futures contracts may be entered into in US domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio's net assets. Although a Portfolio would intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Specific Futures Contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

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An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

A commodity futures contract is an agreement between two parties in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, weather, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors, when applicable, can be expected to impact related commodity futures contracts.

Options—In General. A call option gives the purchaser of the option the right to buy, and obligates the buyer (writer) to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices may be bought and sold on national securities exchanges or in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

As the writer (seller) of a call option, a Portfolio would receive cash (the premium) from the purchaser of the option, and the purchaser has the right to receive from the Portfolio the cash value of the underlying index or any appreciation in the underlying security over the exercise price on the expiration date or otherwise upon exercise. In effect, the Portfolio forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Portfolio with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation

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of the performance of the Portfolio's portfolio securities with the performance of the relevant index. Covered call option writing will generally limit the Portfolio's ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Portfolio retains the risk of loss (less premiums received) if the value of these stock investments declines. The Portfolio's written call options on individual stocks will be "covered" because the Portfolio will hold the underlying stock in its portfolio throughout the term of the option. The Portfolio also will "cover" its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions.

A Portfolio may write call options that are "at-the-money" (the exercise price of the option is equal to the value of the underlying index or stock when the option is written), "close-to-the-money" (with an exercise price close to the current cash value of the underlying index or the market value of the underlying security when the option is written), "out-of-the-money" (with an exercise price above the current cash value of the underlying index or the market value of the underlying security when the option is written) or "in-the-money" (with an exercise price below the current cash value of the underlying index or market value of the underlying security when the option is written), based on market conditions and other factors.

The purchase or sale of call and put options on foreign currencies convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in US dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Portfolio of options will be subject to the Investment Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager's predictions are incorrect, the Portfolio may incur losses.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular security or basket of securities (an equity or total return swap), at a particular interest rate, in a particular foreign currency, or in a particular index. Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Portfolio could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the Portfolio or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Portfolio may be entitled to the net amount of gains the Portfolio is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the Portfolio.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net" basis. Consequently, the Portfolio's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions

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held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indices or that have embedded forwards or options or securities where a Portfolio's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indices, interest rates, cash flows or market (the "embedded index"). When a Portfolio purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a Portfolio's ability to dispose of such securities when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's portfolio and calculating its NAV.

Future Developments. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its Prospectus.

Foreign Currency Transactions (All Portfolios, except the Small-Mid Cap Portfolio)

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the US dollar.

Currency hedging may substantially change a Portfolio's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Investment Manager anticipates. There is no assurance that a Portfolio's currency hedging activities will be advantageous to the Portfolio or that the Investment Manager will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of US or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

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Foreign currency transactions may be entered into for a variety of purposes, including: to fix in US dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the US dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains. Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for US dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the US dollar.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A Portfolio may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a Portfolio to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the Portfolio to maintain its status as a RIC under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling (All Portfolios, except the Small-Mid Cap and International Small Cap Portfolios)

A short sale involves the sale of a security that a Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the Portfolio must borrow the security. The Portfolio is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the Portfolio also may have to pay a fee to the lender, which would increase the cost to the Portfolio of the security it sold short. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a Portfolio may be required to pay in connection with the short sale. A Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price.

A Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

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When a Portfolio makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Until a Portfolio closes its short position or replaces the borrowed security, the Portfolio will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (b) otherwise cover its short position through offsetting positions. Short-selling is considered "leverage" and may involve substantial risk.

Forward Commitments

Purchasing or selling debt securities on a forward commitment, when-issued or delayed delivery basis means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counterparty. The Portfolio will segregate permissible liquid assets at least equal to the full notional value of its forward commitment contracts or, with respect to forward commitments that include a contractual cash settlement requirement, will segregate such assets at least equal at all times to the amount of the Portfolio's purchase commitment. A Portfolio may engage in forward commitments to increase the Portfolio's financial exposure to the types of securities in which it invests, which would increase the Portfolio's exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will a Portfolio have more than 33⅓% of its total assets committed to purchase securities on a forward commitment basis.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

Subsidiary (Real Assets Portfolio only)

The Portfolio has established and may invest in Lazard Real Assets and Pricing Opportunities Portfolio, Ltd., a company organized under the laws of the Cayman Islands, whose registered office is located at Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands, which is wholly-owned and controlled by Real Assets Portfolio (the "Subsidiary"), to gain indirect exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to RICs. The Subsidiary invests principally in commodity futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary must comply with the 1940 Act asset coverage requirements with respect to its investments in commodity-related securities that apply to the Portfolio's transactions in these instruments. By investing in such a subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary's commodity-related securities and other instruments. The Portfolio may invest up to 25% of its assets in the Subsidiary. The Subsidiary is managed by the Investment Manager and has the same investment objective as the Portfolio.

The custodian of the Subsidiary's assets is State Street Bank and Trust Company ("State Street"). The custodian has no part in determining the investment policies of the Subsidiary or which securities are to be purchased or sold by the Subsidiary. Pursuant to a custody agreement with the Subsidiary, the custodian holds the Subsidiary's investments and keeps all necessary accounts and records. For its custody services, the custodian receives a monthly fee based on the market value of the Subsidiary's assets held in custody and receives certain securities transaction charges.

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Smaller Company Securities

The prices of securities of smaller capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.

Cybersecurity Risk

The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a Portfolio's ability to calculate its NAV; impediments to trading for a Portfolio's portfolio managers; the inability of Portfolio shareholders to transact business with the Portfolio; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests, counterparties with which the Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

INVESTMENT RESTRICTIONS

Portfolios Other Than the Realty Equity Portfolio

Each Portfolio other than the Realty Equity Portfolio (except as noted) has adopted the investment restrictions below as fundamental policies, which cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

1. All Portfolios except Dynamic, Global Listed Infrastructure, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not issue senior securities, purchase securities on margin, borrow money, pledge or mortgage its assets or invest in commodities or commodities contracts, except to the extent permitted under the 1940 Act.

2. Dynamic, Global Listed Infrastructure, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus and (B) each of Global Listed Infrastructure, International Small Cap and Dynamic Portfolios also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing.

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3. Dynamic, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not purchase or sell commodities or commodity contracts (except that the Dynamic and International Small Cap Portfolios may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and the Dynamic Portfolio may purchase or sell foreign currency forward exchange contracts).

4. Dynamic, Global Listed Infrastructure, International Small Cap, International Strategic and Small-Mid Cap Portfolios. The Portfolios may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

5. International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not make short sales of securities.

6. International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not invest in illiquid securities as defined in "Investments, Investment Techniques and Risks—Illiquid Securities" if immediately after such investment more than 10% of the value of the Portfolios' net assets, taken at market value, would be invested in such securities.

7. Small-Mid Cap Portfolio. The Portfolio may not purchase securities of other investment companies, except (A) in connection with a merger, consolidation, acquisition or reorganization; and (B) in an amount up to 5% of the value of the Portfolio's total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets.

8. All Portfolios. The Portfolios may not make loans, except loans of portfolio securities not having a value in excess of 33⅓% of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies.

9. All Portfolios. The Portfolios may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of such Portfolio's total assets (except that the Global Listed Infrastructure Portfolio will invest over 25% of its assets in industries represented by infrastructure companies), provided that there is no limitation with respect to investments in obligations of the US Government, its agencies or instrumentalities.

10. Emerging Market Equity, International Equity, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not purchase or sell real estate or real estate limited partnerships, except that each Portfolio may purchase and sell securities of companies which deal in real estate or interests therein.

11. All Portfolios except Emerging Market Equity, International Equity, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not purchase or sell real estate or real estate limited partnerships, except that each Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and also may purchase and sell securities that are secured by real estate.

12. Emerging Market Equity, International Equity, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs.

13. All Portfolios. The Portfolios may not underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting.

14. Small-Mid Cap and International Equity Portfolios. The Portfolios may not make investments for the purpose of exercising control or management.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. For purposes of Investment Restriction Nos. 1 and 3, references to "commodities" and "commodity contracts" are to physical commodities or commodity contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of

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physical commodities. For purposes of Investment Restriction No. 9, Municipal Securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies and authorities are not subject to industry concentration restrictions.

Realty Equity Portfolio

The Realty Equity Portfolio has adopted investment restrictions below as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

1. The Portfolio may not issue senior securities, borrow money or pledge its assets, except that (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in options, forward contracts, futures contracts and options thereon, swaps, short sales or other permissible investments.

2. The Portfolio may not purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

3. The Portfolio may not underwrite the securities of other issuers (except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act).

4. The Portfolio may not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

5. The Portfolio may not make loans of money (except for the lending of portfolio securities, purchases of debt securities consistent with the investment policies of the Portfolio and except for repurchase agreements).

6. The Portfolio may not invest in the securities of any one industry if as a result, more than 25% of the Portfolio's total assets would be invested in the securities of such industry, except that (a) the foregoing does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities; and (b) the Portfolio shall invest more than 25% of its total assets in securities of Realty Companies to the extent disclosed in the Portfolio's Prospectus and this SAI.

MANAGEMENT

Board's Oversight Role; Board Composition and Structure

The role of the Fund's Board of Directors (the "Board" or "Directors") in the management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Manager and its affiliates, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, or its committees or delegates, interacts with and receives reports from senior personnel of service providers, including senior investment personnel of the Investment Manager, the Fund's and the Investment Manager's Chief Compliance Officer and portfolio management personnel with responsibility for management of the Portfolios. The Board's Audit Committee (which consists of all of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors")) meets during its scheduled meetings with, and between meetings has access to, the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer and Treasurer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, portfolio management and internal audit. The Board also receives reports from

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counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Portfolios. In addition, the Investment Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Portfolios. However, it is not possible to eliminate all of the risks applicable to the Portfolios. The Board's oversight role does not make the Board a guarantor of the Portfolios' investments or activities.

The 1940 Act requires that at least 40% of the Fund's Directors be Independent Directors and as such are not affiliated with the Investment Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund's Directors are Independent Directors. The Board does not have a Chairman, but the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, their counsel and management. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) services that the Investment Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Manager and its affiliates; and (iii) the Board's oversight role in management of the Fund.

Directors and Officers

Set forth in the chart below are the names and certain biographical and other information for each Director. Following the chart is additional information about the Directors' experience, qualifications, attributes or skills.

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Directors:

Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)
Cornell Law School, Adjunct Professor (2013 – 2016, 2019)
The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)
University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present) Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (69 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

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Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(3):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017) Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director Investment Manager, General Counsel (2002 – April 2017)

(1) The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2) Each Director also serves as a Director of Lazard Retirement Series, Inc., an open-end registered management investment company and Lazard Global Total Return and Income Fund, Inc., a closed-end registered management investment company (collectively with the Fund, the "Lazard Fund Complex," currently comprised of 36 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3) Messrs. Bhutani and Paul are "interested persons" (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Additional information about each Director follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information

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provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Manager; Fund and independent legal counsel to the Independent Directors has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

▪ Ashish Bhutani is the Chief Executive Officer of the Investment Manager, where from June 2003 to March 2004 he served as Head of New Products and Strategic Planning. Mr. Bhutani also serves as a Vice Chairman of Lazard Ltd and is a member of its Board of Directors. Prior to joining the Investment Manager in 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 through 2002, and was a member of its Global Corporate and Markets Board and its Global Executive Committee. Prior to that, Mr. Bhutani was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities. Mr. Bhutani began his career at Salomon Brothers in 1985 as a Vice President in the fixed income group.

▪ Franci J. Blassberg is a Retired Partner and Of Counsel to the law firm of Debevoise & Plimpton LLP, focusing her legal practice on mergers and acquisitions, private equity and corporate governance. Ms. Blassberg currently teaches at Cornell Law School and will teach at the Buchmann Faculty of Law, Tel Aviv University in 2019. Prior to 2013, Ms. Blassberg was a Partner and previously was Co-Chair of the Private Equity Group at Debevoise. Ms. Blassberg also serves on the boards of several prominent non-profit organizations. She received a BA with distinction from Cornell University and a JD from Cornell Law School.

▪ Kenneth S. Davidson is President of Davidson Capital Management Corporation. Previously, he was associated with Aquiline Holdings LLC (from 2006 to 2012), a New York-based global investment firm, where he was a founding member, and was a Senior Advisor at Landseer Advisors LLC from 2012 to 2014. From 1977 through 1995, Mr. Davidson was the founder and Managing Partner of Davidson Weil Associates, and was previously a Vice President and Senior Portfolio Manager at Oppenheimer Capital Corporation. He also serves on the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

▪ Nancy A. Eckl has over 30 years of experience in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance, operations and board membership. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

▪ Trevor W. Morrison is currently the Dean and Eric M. and Laurie B. Roth Professor of Law at New York University School of Law. He was previously the Liviu Librescu Professor of Law at Columbia Law School, where he was also faculty co-director of the Center for Constitutional Governance and faculty co-chair of the Hertog Program on Law and National Security. He spent 2009 in the White House, where he served as associate counsel to President Barack Obama. Mr. Morrison has served as a member of the US State Department Advisory Committee on International Law since 2010 and as a Trustee of the New York University School of Law Foundation since 2013. Mr. Morrison received a BA (hons.) in history from the University of British Columbia in 1994 and a JD from Columbia Law School in 1998.

▪ Nathan A. Paul is currently the Chief Business Officer and a Managing Director of LAM. Mr. Paul joined LAM in 2000 and served as General Counsel from 2002 to April 2017, after which he became Chief Business Officer. Previously, he was an associate at the law firm of Schulte Roth & Zabel LLP. Mr. Paul also serves on the boards of several non-profit organizations. Mr. Paul received a BA from Yeshiva University and a JD from Benjamin N. Cardozo School of Law.

48

▪ Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Hayden Stone. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

▪ Robert M. Solmson is the Co-Managing Partner and Managing Director of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.

Set forth below are the names and certain biographical and other information for the Fund's officers (in addition to Mr. Paul).

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel of the Investment Manager (since April 2017)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Shari L. Soloway (1981)	Assistant Secretary (November 2015)

Head of Legal, North America, of the Investment Manager (since December 2018)

Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager
(1) The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2) Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

49

Board Committees, Share Ownership and Compensation

The Fund has standing audit and nominating committees, each comprised of its Independent Directors.

The function of the audit committee is to (1) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund's financial statements and (2) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits, and (iii) the qualifications, independence and performance of the Fund's independent registered public accounting firm.

While the nominating committee is solely responsible for the selection and nomination of the Fund's Directors, the nominating committee may consider nominations for the office of Director made by the Fund's current Directors, officers, shareholders or other source the nominating committee deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-3600. Nominations may be submitted only by a shareholder or group of shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund's outstanding shares or (b) $500,000 of the Fund's shares for at least one year prior to the date such shareholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.

The audit committee met three times during the fiscal year ended December 31, 2018.

The table below indicates the dollar range of each Director's ownership of Portfolio shares and aggregate holdings of all of the funds in the Lazard Fund Complex, in each case as of December 31, 2018.

Portfolio	Ashish Bhutani*	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Nathan A. Paul*	Richard Reiss, Jr.	Robert M. Solmson

Equity Concentrated Portfolio	Over $100,000	None	None	$10,000-$50,000	None	Over $100,000	None	None
Equity Focus Portfolio	None	None	None	$10,000-$50,000	None	Over $100,000	None	None
Small-Mid Cap Portfolio	None	None	None	None	None	None	None	None
International Equity Portfolio	Over $100,000	None	None	$10,000-$50,000	None	None	None	None
International Equity Advantage Portfolio	None	None	None	None	None	None	None	None
International Equity Concentrated Portfolio	None	None	None	None	None	None	None	None
International Quality Growth Portfolio	None	None	None	None	None	None	None	None
International Equity Value Portfolio	None	None	None	None	None	None	None	None
International Equity Select Portfolio	None	None	None	None	None	None	None	None
International Strategic Portfolio	Over $100,000	None	None	None	None	Over $100,000	None	None

50

Portfolio	Ashish Bhutani*	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Nathan A. Paul*	Richard Reiss, Jr.	Robert M. Solmson
International Small Cap Portfolio	None	None	None	None	None	None	None	None
Global Equity Select Portfolio	None	None	None	None	None	$50,001-$100,000	None	None
Managed Volatility Portfolio	None	None	None	None	None	None	None	None
Global Strategic Portfolio	None	None	None	None	None	None	None	None
Franchise Portfolio	None	None	None	None	None	None	None	None
Emerging Markets Core Portfolio	Over $100,000	None	None	None	None	None	None	None
Emerging Markets Portfolio	None	None	None	$10,000-$50,000	None	None	None	None
Emerging Markets Advantage Portfolio	None	None	None	None	None	None	None	None
Developing Markets Portfolio	None	None	None	None	None	None	None	None
Emerging Markets Blend Portfolio	None	None	None	None	None	Over $100,000	None	None
Emerging Markets Debt Portfolio	None	None	None	None	None	None	None	None
Corporate Income Portfolio	None	None	None	None	None	$50,001-$100,000	None	None
Short Duration Fixed Income Portfolio	None	None	None	None	None	Over $100,000	None	None
Global Fixed Income Portfolio	None	None	None	None	None	Over $100,000	None	None
Global Listed Infrastructure Portfolio	Over $100,000	None	None	None	None	Over $100,000	None	None
Realty Equity Portfolio	Over $100,000	None	None	None	None	None	None	None
Real Assets Portfolio	None	None	None	None	None	None	None	None
Enhanced Opportunities Portfolio	None	None	None	None	None	None	None	None
Opportunistic Strategies Portfolio	None	None	None	None	None	Over $100,000	None	None
Dynamic Portfolio	None	None	None	None	None	None	None	None
Aggregate Holdings of all of the funds in the Lazard Fund Complex	Over $100,000	None	None	$50,001-$100,000	None	Over $100,000	None	None

* A portion of Portfolio shares shown as owned by the Director may consist of shares allocated to the Portfolio under the deferred compensation arrangement described below under "—Portfolio Managers—Compensation for Portfolio Managers."

The table below indicates the dollar range of each Director's ownership of Portfolio shares and aggregate holdings of all of the funds in the Lazard Fund Complex, in each case as of March 31, 2019.

Portfolio	Ashish Bhutani*	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Nathan A. Paul*	Richard Reiss, Jr.	Robert M. Solmson

51

Portfolio	Ashish Bhutani*	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Nathan A. Paul*	Richard Reiss, Jr.	Robert M. Solmson
Equity Concentrated Portfolio	Over $100,000	None	None	$10,001-$50,000	None	Over $100,000	None	None
Equity Focus Portfolio	None	None	None	$10,001-$50,000	None	Over $100,000	None	None
Small-Mid Cap Portfolio	None	None	None	None	None	None	None	None
International Equity Portfolio	None	None	None	$10,001-$50,000	None	None	None	None
International Equity Advantage Portfolio	None	None	None	None	None	None	None	None
International Equity Concentrated Portfolio	None	None	None	None	None	None	None	None
International Quality Growth Portfolio	None	None	$10,001 - $50,000	None	$10,001 - $50,000	None	$10,001 - $50,000	$10,001 - $50,000
International Equity Value Portfolio	None	None	None	None	None	None	None	None
International Equity Select Portfolio	None	None	None	None	None	None	None	None
International Strategic Portfolio	Over $100,000	None	None	None	None	Over $100,000	None	None
International Small Cap Portfolio	None	None	None	None	None	None	None	None
Global Equity Select Portfolio	None	None	None	None	None	$10,001-$50,000	None	None
Managed Volatility Portfolio	None	None	None	None	None	None	None	None
Global Strategic Portfolio	None	None	None	None	None	None	None	None
Franchise Portfolio	None	None	None	None	None	None	None	None
Emerging Markets Core Portfolio	Over $100,000	None	None	None	None	None	None	None
Emerging Markets Portfolio	None	None	None	$10,001-$50,000	None	None	None	None
Emerging Markets Advantage Portfolio	None	None	None	None	None	None	None	None
Developing Markets Portfolio	None	None	None	None	None	None	None	None
Emerging Markets Blend Portfolio	None	None	None	None	None	$50,001 - $100,000	None	None
Emerging Markets Debt Portfolio	None	None	None	None	None	None	None	None
Corporate Income Portfolio	None	None	None	None	None	$50,001-$100,000	None	None
Short Duration Fixed Income Portfolio	None	$10,001 - $50,000	None	None	None	Over $100,000	None	None
Global Fixed Income Portfolio	None	None	None	None	None	$50,001 - $100,000	None	None
Global Listed Infrastructure Portfolio	Over $100,000	None	None	None	None	$50,001 - $100,000	None	None
Realty Equity Portfolio	Over $100,000	None	None	None	None	None	None	None

52

Portfolio	Ashish Bhutani*	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Nathan A. Paul*	Richard Reiss, Jr.	Robert M. Solmson
Real Assets Portfolio	None	None	None	None	None	None	None	None
Enhanced Opportunities Portfolio	None	None	None	None	None	None	None	None
Opportunistic Strategies Portfolio	None	None	None	None	None	Over $100,000	None	None
Dynamic Portfolio	None	None	None	None	None	None	None	None
Aggregate Holdings of all of the funds in the Lazard Fund Complex	Over $100,000	$10,001 - $50,000	$10,001 - $50,000	$50,001-$100,000	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	$10,001 - $50,000

* A portion of Portfolio shares shown as owned by the Director may consist of shares allocated to the Portfolio under the deferred compensation arrangement described below under "—Portfolio Managers—Compensation for Portfolio Managers."

As of the date of this SAI, the Fund's officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

As of December 31, 2018, none of the Independent Directors or his or her immediate family members owned securities of the Investment Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Distributor.

Effective January 1, 2019, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $232,000, (2) an additional annual fee of $33,000 to the lead Independent Director, Richard Reiss, Jr. and (3) an additional annual fee of $23,000 to the Audit Committee Chair, Nancy A. Eckl. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Fund Complex based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The aggregate amount of compensation paid to each Director for the year ended December 31, 2018 by the Fund and by the funds in the Lazard Fund Complex (comprised of 40 active investment portfolios as of December 31, 2018), was as follows:

Director	Aggregate Compensation from the Fund	Total Compensation from the Lazard Fund Complex
Ashish Bhutani*	None	None
Franci J. Blassberg	$207,729	$225,000
Kenneth S. Davidson	$207,729	$225,000
Nancy A. Eckl**	$228,885	$247,500
Trevor W. Morrison	$207,729	$225,000
Nathan A. Paul*	None	None
Richard Reiss, Jr.***	$238,288	$257,500
Robert M. Solmson	$207,729	$225,000

______________

*  Interested Director.

**  Audit Committee Chair.

***  Lead Independent Director.

The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager.

53

Portfolio Managers

Team Management. Portfolio managers at the Investment Manager manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. The Investment Manager manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. The Investment Manager manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of the Portfolios and Similar Accounts; Other Conflicts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio's component strategies (collectively, "Similar Accounts"), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Investment Manager's management of a Portfolio and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the corresponding Portfolios. In addition, the Portfolios, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Portfolio and the corresponding Similar Accounts, and the performance of securities purchased for the Portfolio may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager's overall allocation of securities in that offering, or to increase the Investment Manager's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager's time dedicated to each account, the Investment Manager periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

54

4. Generally, the Investment Manager and/or some or all of a Portfolio's portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

5. The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios.

6. A Portfolio's portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if a Portfolio's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio's and such Similar Accounts' investments in the issuer. If the Investment Manager sells securities short, including on behalf of the Enhanced Opportunities Portfolio, it may be seen as harmful to the performance of any Portfolios investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions for each Portfolio are made independently from those of the other Portfolios and Similar Accounts. If, however, such other Portfolios or Similar Accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

8. Under the Investment Manager's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"), the Investment Manager will generally allocate Limited Offering shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. The Investment Manager may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. The Investment Manager's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

In some cases, the Investment Manager may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) or may choose different securities for one or more Portfolios that employ similar investment strategies (for example, a concentrated versus a diversified Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by the Investment Manager's decision to purchase or maintain an investment in one Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).

The Investment Manager and its affiliates and others involved in the management, investment activities, business operations or distribution of the Portfolios or their shares, as applicable, are engaged in businesses and have interests other than that of managing the Portfolios. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios or the Portfolios' service providers, which may cause conflicts that could disadvantage the Portfolios.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management teams responsible for managing the Portfolios. Specifically, it shows the number of portfolios and assets managed by management teams of which each Portfolio's portfolio manager is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##

55

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##
Michael A. Bennett#	15 (14.0 billion)	13 (2.8 billion)	215 (22.6 billion)
Frank Bianco#	10 (190.8 million)	31 (730.7 million)	14 (18.6 million)
Christopher H. Blake#	3 (1.3 billion)	5 (544.0 million)	119 (5.7 billion)
Thomas Boyle	2 (591.7 million)	8 (699.1 million)	6 (609.6 million)
Daniel Breslin	2 (179.6 million)	none	14 (308.3 million)
Rohit Chopra#	8 (11.2 billion)	16 (6.5 billion)	71 (12.8 billion)
Jeffrey Clarke	1 (312.6 million)	none	none
Bertrand Cliquet	5 (5.8 billion)	11 (3.9 billion)	16 (2.9 billion)
Jared Daniels	3 (146.7 million)	9 (547.2 million)	15 (1.7 billion)
Michael DeBernardis	2 (179.6 million)	6 (1.6 billion)	17 (598.8 million)
James M. Donald#	14 (15.0 billion)	17 (7.1 billion)	150 (16.9 billion)
Giles Edwards#	12 (8.3 billion)	10 (2.1 billion)	173 (16.2 billion)
Martin Flood#	12 (13.5 billion)	15 (2.8 billion)	263 (11.4 billion)
Louis Florentin-Lee	8 (12.1 billion)	8 (1.4 billion)	120 (4.4 billion)
Michael G. Fry#	12 (8.3 billion)	10 (2.1 billion)	173 (16.2 billion)
Peter Gillespie#	4 (799.4 million)	7 (345.5 million)	11 (3.3 billion)
George Grimbilas	1 (116.4 million)	3 (301.0 million)	142 (3.8 billion)
Christopher Hartung	3 (66.8 million)	1 (0)	4 (45.7 million)
Alex Ingham	2 (98.7 million)	10 (2.5 billion)	6 (345.7 million)
Taras Ivanenko#	12 (4.1 billion)	21 (1.7 billion)	39 (7.6 billion)
Jai Jacob	1 (103.2 million)	7 (58.9 million)	174 (482.4 million)
Robin O. Jones#	5 (5.8 billion)	7 (921.4 million)	47 (6.8 billion)
Arif T. Joshi#	4 (476.1 million)	31 (6.0 billion)	30 (8.6 billion)
Yvette Klevan	3 (146.7 million)	9 (547.2 million)	15 (1.7 billion)
Andrew D. Lacey#	11 (12.3 billion)	10 (2.3 billion)	124 (5.0 billion)
Alex Lai#	12 (4.1 billion)	21 (1.7 billion)	39 (7.6 billion)
Matthew Landy	5 (5.8 billion)	11 (3.9 billion)	16 (2.9 billion)
Jay P. Leupp	3 (66.8 million)	1 (0)	4 (45.7 million)
Mark Little#	5 (5.8 billion)	7 (921.4 million)	47 (6.8 billion)
Ciprian Marin#	12 (4.1 billion)	21 (1.7 billion)	39 (7.6 billion)
Stephen Marra	1 (103.2 million)	7 (58.9 million)	174 (482.4 million)
Kevin J. Matthews#	12 (8.3 billion)	10 (2.1 billion)	173 (16.2 billion)
Thomas McManus	1 (103.2 million)	7 (58.9 million)	172 (275.2 million)
Paul Moghtader#	12 (4.1 billion)	21 (1.7 billion)	39 (7.6 billion)
John Mulquiney	5 (5.8 billion)	11 (3.9 billion)	16 (2.9 billion)
Kevin O'Hare#	4 (799.4 million)	7 (345.5 million)	13 (3.5 billion)
Michael Powers#	15 (8.4 billion)	10 (2.1 billion)	173 (16.2 billion)
Eulogio (Joe) Ramos	2 (429.0 million)	4 (339.1 million)	144 (4.0 billion)
John R. Reinsberg#	14 (10.4 billion)	16 (2.4 billion)	86 (13.6 billion)
Sean Reynolds#	10 (190.8 million)	31 (730.7 million)	14 (186.6 million)
Warryn Robertson#	5 (5.8 billion)	14 (4.1 billion)	29 (7.2 billion)
Mark Rooney	1 (23.0 million)	2 (80.7 million)	none
Edward Rosenfeld#	1 (55.1 million)	11 (2.2 billion)	6 (765.7 million)
Stephen Russell	2 (591.7 million)	8 (699.1 million)	6 (609.6 million)
Patrick Ryan	4 (232.3 million)	12 (1.6 billion)	38 (2.6 billion)
Craig Scholl#	12 (4.1 billion)	21 (1.7 billion)	39 (7.6 billion)
H. Ross Seiden#	4 (11.9 billion)	3 (920.5 million)	92 (2.5 billion)
John R. Senesac Jr.	1 (116.4 million)	3 (301.0 million)	144 (4.0 billion)
Monika Shrestha#	8 (11.2 billion)	16 (6.5 billion)	71 (12.8 billion)
Denise S. Simon#	4 (476 million)	31 (6.0 billion)	30 (8.6 billion)
Ronald Temple#	7 (12.1 billion)	14 (2.4 billion)	130 (5.1 billion)
Kim Tilley	1 (103.2 million)	3 (55.1 million)	169 (275.2 million)
Erik Van Der Sande#	1 (23.0 million)	2 (80.7 million)	none
Jason Williams#	12 (4.1 billion)	21 (1.7 billion)	39 (7.6 billion)

56

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##
Susanne Willumsen#	12 (4.1 billion)	21 (1.7 billion)	39 (7.6 billion)
Barnaby Wilson#	5 (166 million)	11 (1.6 billion)	40 (2.9 billion)

* As of December 31, 2018.

# None of the portfolio managers, except as follows, manage any accounts with respect to which the advisory fee is based on the performance of the account:

(1) Messrs. Bennett, Donald, Edwards, Fry, Matthews and Powers manage one registered investment company with assets under management of approximately $3.5 billion.

(2) Messrs. Bennett, Edwards, Fry, Matthews and Powers manage one other account with assets under management of approximately $100.9 million.

(3) Messrs. Bianco and Reynolds manage eight other pooled investment vehicles and twelve other accounts with assets under management of $80.6 million and $180.2 million, respectively.

(4) Messrs. Blake and Flood manage one other account with assets under management of approximately $262.4 million.

(5) Messrs. Chopra and Donald and Ms. Shrestha manage two other accounts with assets under management of approximately $2.3 billion.

(6) Messrs. Florentin-Lee, Flood, Lacey, Seiden and Temple manage one registered investment company with assets under management of approximately $9.8 billion.

(7) Messrs. Flood, Lacey, Seiden and Temple manage two other pooled investment vehicles with assets under management of approximately 809.7 million.

(8) Mr. Gillespie and Mr. O'Hare manage two other accounts with assets under management of approximately $2.4 billion.

(9) Messrs. Ivanenko, Lai, Marin, Moghtader, Scholl and Williams and Ms. Willumsen manage five other accounts with assets under management of approximately $4.7 billion.

(10) Messrs. Jones, Little and Wilson manage one other account with assets under management of approximately $246.8 million.

(11) Mr. Joshi and Ms. Simon manage three other pooled investment vehicles and six other accounts with assets under management of approximately $263.5 million and $3.9 billion, respectively.

(12) Mr. Reinsberg manages two other accounts with assets under management of approximately $347.7 million.

(13) Mr. Robertson manages two other accounts with assets under management of approximately $1.5 billion.

(14) Mr. Rooney and Mr. Van Der Sande manage two other pooled investment vehicles with assets under management of approximately $80.7 million.

(15) Mr. Rosenfeld manages one other pooled investment vehicle with assets under management of approximately $97.2 million.

## Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers. The Investment Manager's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio's strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and

57

consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Ownership of Securities. As of December 31, 2018, the portfolio managers owned the following shares of the Portfolios:

Portfolio/Portfolio Manager	Market Value of Shares*

Equity Concentrated Portfolio
Christopher H. Blake	Over $1,000,000
Martin Flood	$100,001-$500,000

Equity Focus Portfolio
Andrew D. Lacey	$500,000-$1,000,000
H. Ross Seiden	None
Martin Flood	$50,001-$100,000
Ronald Temple	Over $1,000,000

Small-Mid Cap Portfolio
Daniel Breslin	$100,001-$500,000
Michael DeBernardis	$100,001-$500,000
Martin Flood	$10,001-$50,000

International Equity Portfolio
Michael G. Fry	None
Michael A. Bennett	$100,001-$500,000
Kevin J. Matthews	$1-$10,000
Michael Powers	$50,001-$100,000
John R. Reinsberg	$500,000-$1,000,000
Giles Edwards	None

International Equity Advantage Portfolio
Paul Moghtader	None
Taras Ivanenko	$10,001-$50,000
Alex Lai	$1-$10,000
Ciprian Marin	None
Craig Scholl	$100,001-$500,000
Jason Williams	None
Susanne Willumsen	None

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Portfolio/Portfolio Manager	Market Value of Shares*

International Equity Concentrated Portfolio
Kevin J. Matthews	$500,000-$1,000,000
Michael A. Bennett	None
Michael G. Fry	None
Michael Powers	$1-$10,000
John R. Reinsberg	$10,001-$50,000
Giles Edwards	None

International Quality Growth Portfolio
Louis Florentin-Lee	None
Robin O. Jones	None
Mark Little	None
Barnaby Wilson	None

International Equity Value Portfolio
Mark Rooney	$10,001-$50,000
Erik Van Der Sande	$10,001-$50,000

International Equity Select Portfolio
Michael A. Bennett	$100,001-$500,000
James M. Donald	None
Michael G. Fry	None
Kevin J. Matthews	$1-$10,000
Michael Powers	$1-$10,000
John R. Reinsberg	$50,001-$100,000
Giles Edwards	None

International Strategic Portfolio
Michael A. Bennett	$100,001-$500,000
Robin O. Jones	None
Mark Little	$50,001-$100,000
John R. Reinsberg	$500,000-$1,000,000

International Small Cap Portfolio
Alex Ingham	$10,001-$50,000
John R. Reinsberg	$100,001-$500,000
Edward Rosenfeld	$1-$10,000

Global Equity Select Portfolio
Louis Florentin-Lee	$100,001-$500,000
Barnaby Wilson	$100,001-$500,000
Martin Flood	$10,001-$50,000
Andrew D. Lacey	Over $1,000,000
Patrick Ryan	$10,001-$50,000
Ronald Temple	Over $1,000,000

Managed Volatility Portfolio
Alex Lai	$50,001-$100,000
Paul Moghtader	$50,001-$100,000
Taras Ivanenko	$50,001-$100,000
Ciprian Marin	$50,001-$100,000
Craig Scholl	$100,001-$500,000
Jason Williams	None
Susanne Willumsen	$50,001-$100,000

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Portfolio/Portfolio Manager	Market Value of Shares*

Global Strategic Portfolio
Robin O. Jones	Over $1,000,000
Mark Little	$500,000-$1,000,000
John R. Reinsberg	$50,001-$100,000
Barnaby Wilson	$100,001-$500,000

Franchise Portfolio
Bertrand Cliquet	$500,000-$1,000,000
Matthew Landy	$500,000-$1,000,000
John Mulquiney	Over $1,000,000
Warryn Robertson	$500,000-$1,000,000

Emerging Markets Core Portfolio
Thomas Boyle	$50,001-$100,000
Stephen Russell	$100,001-$500,000

Emerging Markets Portfolio
James M. Donald	Over $1,000,000
Rohit Chopra	$500,000-$1,000,000
John R. Reinsberg	$100,001-$500,000
Monika Shrestha	$100,001-$500,000

Emerging Markets Advantage Portfolio
Alex Lai	$10,001-$50,000
Paul Moghtader	None
Taras Ivanenko	$10,001-$50,000
Ciprian Marin	None
Craig Scholl	$100,001-$500,000
Jason Williams	None
Susanne Willumsen	None

Developing Markets Portfolio
James M. Donald	None
Peter Gillespie	Over $1,000,000
Kevin O'Hare	$100,001-$500,000
John R. Reinsberg	$100,001-$500,000

Emerging Markets Blend Portfolio
James M. Donald	Over $1,000,000
Jai Jacob	$100,001-$500,000
Stephen Marra	$10,001-$50,000

Emerging Markets Debt Portfolio
Arif T. Joshi	$10,001-$50,000
Denise S. Simon	$100,001-$500,000

Corporate Income Portfolio
Jeffrey Clarke	None
Eulogio Ramos	$100,001-$500,000

Short Duration Fixed Income
Eulogio Ramos	$100,001-$500,000
John R. Senesac, Jr.	$100,001-$500,000

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Portfolio/Portfolio Manager	Market Value of Shares*

George Grimbilas	$100,001-$500,000

Global Fixed Income Portfolio
Jared Daniels	$100,001-$500,000
Yvette Klevan	$100,001-$500,000

Global Listed Infrastructure Portfolio
Bertrand Cliquet	None
Matthew Landy	$1-$10,000
John Mulquiney	None
Warryn Robertson	$100,001-$500,000

Realty Equity Portfolio
Jay P. Leupp	Over $1,000,000
Christopher Hartung	$10,001-$50,000

Real Assets Portfolio
Jai Jacob	$10,001-$50,000
Stephen Marra	$1-$10,000

Enhanced Opportunities Portfolio
Sean Reynolds	None
Frank Bianco	None

Opportunistic Strategies Portfolio
Jai Jacob	$100,001-$500,000
Stephen Marra	$1-$10,000
Thomas McManus	$500,000-$1,000,000
Kim Tilley	$10,001-$50,000

Dynamic Portfolio
Jai Jacob	$100,001-$500,000
Stephen Marra	$100,001-$500,000

* A portion of Portfolio shares shown as owned by a portfolio manager may consist of shares allocated to the Portfolio under the deferred compensation arrangement described above under "—Compensation for Portfolio Managers."

Portfolio managers may own shares of non-US mutual funds or other pooled investment vehicles or have separate accounts advised by the Investment Manager that pursue substantially similar strategies to those of the Portfolios.

Investment Manager and Investment Management Agreement

The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into an investment management agreement (the "Management Agreement") with the Fund on behalf of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Investment Manager, a wholly-owned subsidiary of Lazard Ltd (collectively with the Investment Manager and its other affiliates, "Lazard"), is registered as an investment adviser with the SEC. The Investment Manager provides day-to-day management of the Portfolios' investments and assists in the overall management of the Fund's affairs. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

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The Fund, the Investment Manager and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Codes of Ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Portfolio.

Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under the Management Agreement, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

As compensation for its services, the Fund has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth in the Prospectus.

As described in the Prospectus, the Investment Manager has agreed to waive its management fees and, if necessary, reimburse each Portfolio, to the extent Total Annual Portfolio Operating Expenses exceed a percentage of the value of the Portfolio's average daily net assets (shown in the Prospectus), exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of "Acquired Funds" (as defined in Form N-1A) and extraordinary expenses.

For the fiscal years ended December 31, 2016, 2017 and 2018, the management fees payable by each Portfolio, the amounts waived (and reimbursed), by the Investment Manager and the net fees paid to the Investment Manager were as follows:

Portfolio	Fee Payable For Fiscal Year Ended December 31, 2016	Fee Payable For Fiscal Year Ended December 31, 2017	Fee Payable For Fiscal Year Ended December 31, 2018

Equity Concentrated Portfolio	$7,826,115	$10,957,784	$10,728,742
Equity Focus Portfolio	$760,939	$593,365	$562,996
Small-Mid Cap Portfolio	$1,513,604	$1,565,637	$1,401,317
International Equity Portfolio	$11,998,666	$25,806,473	$24,456,354
International Equity Advantage Portfolio	$12,359	$15,577	$16,421
International Equity Concentrated Portfolio	$136,875	$418,598	$606,717
International Quality Growth Portfolio	—	—	—
International Equity Value Portfolio	—	—	$32,058
International Equity Select Portfolio	$191,609	$341,063	$582,470
International Strategic Portfolio	$54,954,509	$51,770,377	$50,780,330
International Small Cap Portfolio	$764,409	$602,868	$563,046
Global Equity Select Portfolio	$212,820	$349,158	$540,293
Managed Volatility Portfolio	$15,181	$19,884	$114,695
Global Strategic Portfolio	$160,786	$128,414	$23,255
Franchise Portfolio	—	$10,681	$64,826
Emerging Markets Core Portfolio	$1,171,857	$1,706,514	$2,640,091
Emerging Markets Portfolio	$103,749,734	$129,393,062	$114,914,746
Emerging Markets Advantage Portfolio	$24,775	$32,472	$36,531
Developing Markets Portfolio	$2,725,785	$2,401,607	$2,747,387
Emerging Markets Blend Portfolio	$2,802,328	$3,514,056	$3,624,355

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Portfolio	Fee Payable For Fiscal Year Ended December 31, 2016	Fee Payable For Fiscal Year Ended December 31, 2017	Fee Payable For Fiscal Year Ended December 31, 2018
Emerging Markets Debt Portfolio	$2,030,226	$2,064,342	$1,868,732
Corporate Income Portfolio	$1,470,817	$1,832,839	$1,906,163
Short Duration Fixed Income Portfolio	$253,236	$280,512	$275,310
Global Fixed Income Portfolio	$26,587	$23,358	$27,300
Global Listed Infrastructure Portfolio	$26,881,058	$42,387,620	$47,634,471
Realty Equity Portfolio	$704,624	$561,848	$40,526
Real Assets Portfolio	—	$109,331	$124,538
Enhanced Opportunities Portfolio	$280,894	$195,988	$171,294
Opportunistic Strategies Portfolio	$1,527,076	$1,519,002	$1,310,982
Dynamic Portfolio	$122,232	$472,950	$431,101

Portfolio	Reduction in Fee For Fiscal Year Ended December 31, 2016	Reduction in Fee For Fiscal Year Ended December 31, 2017	Reduction in Fee For Fiscal Year Ended December 31, 2018

Equity Concentrated Portfolio	$4,921	$15,448	$11,740
Equity Focus Portfolio	$234,505	$194,700	$164,862
Small-Mid Cap Portfolio	—	—	—
International Equity Portfolio	$27,955	$58,141	$15,452
International Equity Advantage Portfolio	$224,867	$199,529	$180,052
International Equity Concentrated Portfolio	$182,998	$148,593	$100,378
International Quality Growth Portfolio	—	—	$12,599
International Equity Value Portfolio	—	—	$50,649
International Equity Select Portfolio	$199,186	$127,715	$12,542
International Strategic Portfolio	$12,436	$20,012	$19,420
International Small Cap Portfolio	—	—	—
Global Equity Select Portfolio	$182,416	$122,728	$33,560
Managed Volatility Portfolio	$237,025	$198,080	$182,636
Global Strategic Portfolio	$169,069	$152,172	$166,874
Franchise Portfolio	—	$76,423	$205,573
Emerging Markets Core Portfolio	$17,669	$11,057	$21,845
Emerging Markets Portfolio	$7,403	$919	$440
Emerging Markets Advantage Portfolio	$239,336	$204,741	$203,673
Developing Markets Portfolio	$2,324	—	—
Emerging Markets Blend Portfolio	$19,287	$954	$215
Emerging Markets Debt Portfolio	$15,939	$27,241	$38,405
Corporate Income Portfolio	$385,436	$409,341	$344,584
Short Duration Fixed Income Portfolio	$113,345	$48,950	$39,038
Global Fixed Income Portfolio	$203,884	$179,364	$170,124
Global Listed Infrastructure Portfolio	—	—	—
Realty Equity Portfolio	$14,690	$12,732	$158,931
Real Assets Portfolio	$28,568	$344,315	$213,357
Enhanced Opportunities Portfolio	$357,381	$269,589	$267,707
Opportunistic Strategies Portfolio	$265,685	$213,767	$186,444
Dynamic Portfolio	$221,998	$317,520	$247,578

63

Portfolio	Net Fee Paid For Fiscal Year Ended December 31, 2016	Net Fee Paid For Fiscal Year Ended December 31, 2017	Net Fee Paid For Fiscal Year Ended December 31, 2018

Equity Concentrated Portfolio	$7,821,194	$10,942,336	$2,747,387
Equity Focus Portfolio	$526,434	$398,665	$2,618,246
Small-Mid Cap Portfolio	$1,513,604	$1,565,637	$1,830,327
International Equity Portfolio	$11,970,711	$25,748,332	$(167,142)
International Equity Advantage Portfolio	(212,508)	(183,952)	$3,624,140
International Equity Concentrated Portfolio	(46,123)	$270,005	$114,914,306
International Quality Growth Portfolio	—	—	$(134,262)
International Equity Value Portfolio	—	—	$(96,413)
International Equity Select Portfolio	(7,577)	$213,348	$(140,747)
International Strategic Portfolio	$54,942,073	$51,750,365	$1,415,261
International Small Cap Portfolio	$764,409	$602,868	$183,523
Global Equity Select Portfolio	$30,404	$226,430	$506,733
Managed Volatility Portfolio	(221,844)	(178,196)	$(142,824)
Global Strategic Portfolio	(8,283)	(23,758)	$47,634,471
Franchise Portfolio	—	(65,742)	$(118,405)
Emerging Markets Core Portfolio	$1,154,188	$1,695,457	$(143,619)
Emerging Markets Portfolio	$103,742,331	$129,392,143	$(12,599)
Emerging Markets Advantage Portfolio	(214,591)	(172,269)	$(163,631)
Developing Markets Portfolio	$2,723,461	$2,401,607	$506,339
Emerging Markets Blend Portfolio	$2,783,041	$3,513,102	$24,440,902
Emerging Markets Debt Portfolio	(84,791)	$2,037,101	$569,928
Corporate Income Portfolio	$1,085,381	$1,423,498	$50,760,910
Short Duration Fixed Income Portfolio	139,891	$231,562	$(67,941)
Global Fixed Income Portfolio	(177,297)	(156,006)	$1,124,538
Global Listed Infrastructure Portfolio	$26,881,058	$42,387,620	$(88,819)
Realty Equity Portfolio	$689,934	$549,116	$1,561,579
Real Assets Portfolio	(28,568)	(234,984)	$10,717,002
Enhanced Opportunities Portfolio	(76,487)	(73,601)	$398,134
Opportunistic Strategies Portfolio	$1,261,391	$1,305,235	$438,647
Dynamic Portfolio	(99,766)	$155,430	$236,272

The Management Agreement provides that each Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See "Distribution and Servicing Arrangements."

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As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days' notice, by the Investment Manager. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Proxy Voting

The Fund has delegated voting of proxies in respect of portfolio holdings to the Investment Manager, to vote the Fund's proxies in accordance with the Investment Manager's proxy voting policy, which is attached as Appendix B (the "Proxy Voting Policy").

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Investment Manager would vote the proxy in accordance with the principles set forth in the Proxy Voting Policy, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other.

The Fund's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC's website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Administrator, Custodian and Transfer Agent

State Street, One Iron Street, Boston, Massachusetts 02210, provides certain administrative services to the Portfolios pursuant to an agreement with the Fund. Each Portfolio bears the cost of such services. Fees are based on a percentage of net assets plus additional charges for specific services and out-of-pocket expenses.

State Street also serves as the Fund's custodian and, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

DST Asset Manager Solutions, Inc. ("DST"), P.O. Box 219441, Kansas City, Missouri 64121-9441, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, DST arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For its services, DST receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. DST has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

Distributor

Lazard Asset Management Securities LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the distributor of each Portfolio's shares and conducts a continuous offering pursuant to a "best efforts" arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates the Distributor to pay certain expenses in connection with the offering of Portfolio shares. After the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor

65

also will pay for any printing and distribution of copies thereof used in connection with the offering to prospective investors.

DETERMINATION OF NET ASSET VALUE

The net asset value ("NAV") per share for each Class of each Portfolio is determined each day the New York Stock Exchange (the "NYSE") is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NYSE is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System ("NASDAQ"), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Over-the-counter swap agreements are valued by an independent pricing service. Centrally-cleared swaps are valued based on the exchange on which the swap is cleared, unless such information is unavailable in which case they are valued by an independent pricing service. Swaps that cannot be valued in the above manner will be valued based on the value of the underlying reference asset(s) as determined by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund's net asset value. Repurchase agreements are valued at the principal amounts plus accrued interest.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers' quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the net asset value of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager's portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio's net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio's assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

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The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities' values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios' net asset values.

PORTFOLIO TRANSACTIONS

General

Subject to the supervision of the Board, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In arranging for the Portfolios' securities transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager's knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager's knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Fund's Board has determined that securities transactions for a Portfolio may be executed through a broker-dealer that may be deemed to be an affiliate of the Investment Manager if, in the judgment of the Investment Manager, the use of the broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

Each Portfolio's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides and explanation of any significant variation in a portfolio's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Portfolio	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

Equity Concentrated Portfolio	N/A

Equity Focus Portfolio	N/A

Small-Mid Cap Portfolio	N/A

International Equity Portfolio	N/A

International Equity Advantage Portfolio	N/A

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Portfolio	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

International Equity Concentrated Portfolio	N/A

International Quality Growth Portfolio	Not applicable; the portfolio commenced operations during 2018.

International Equity Value Portfolio	Not applicable; the portfolio commenced operations during 2018.

International Equity Select Portfolio	N/A

International Strategic Portfolio	N/A

International Small Cap Portfolio	Portfolio turnover was lower in 2017 as a result of investment decisions based on the change in market valuations between 2016 and 2017.

Global Equity Select Portfolio	N/A

Managed Volatility Portfolio

Portfolio turnover was higher in 2018 due to increased volatility in the market and shifts in areas of risk within the market throughout the year (the portfolio seeks to maintain exposure to lower risk securities and turnover increased to meet this objective).

Global Strategic Portfolio	N/A

Franchise Portfolio	Portfolio turnover was driven by investment decisions based on the change in market valuations between 2017 and 2018.

Emerging Markets Core Portfolio

Portfolio turnover was higher in 2016 than 2017 due to portfolio repositioning in 2016 as a result of market conditions and the portfolio managers' views of prospects of companies in the Portfolio's investment universe. Many of the positions acquired in 2016 continued to be held in 2017, lowering portfolio turnover from 2017.

Emerging Markets Portfolio	N/A

Emerging Markets Advantage Portfolio	N/A

Developing Markets Portfolio	N/A

Emerging Markets Blend Portfolio	N/A

Emerging Markets Debt Portfolio	Portfolio turnover was lower in 2017 due to consistently low volatility in relevant markets during the year.

Corporate Income Portfolio	N/A

Short Duration Fixed Income Portfolio

Portfolio turnover was higher in 2018 due to the timing of certain securities maturing and the investment decision to sell longer duration securities in order to shift towards shorter duration securities.

Global Fixed Income Portfolio	N/A

Global Listed Infrastructure Portfolio	N/A

Realty Equity Portfolio	N/A

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Portfolio	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

Real Assets Portfolio	N/A

Enhanced Opportunities Portfolio	Portfolio turnover was lower in 2017 due to consistently low volatility in relevant markets during the year.

Opportunistic Strategies Portfolio

Portfolio turnover was higher in 2018 than 2017 due to significantly higher equity market volatility during the year. Portfolio turnover was lower in 2017 than 2016 due to consistently low equity market volatility during the year, as well as a change in the investment management team in early 2017.

Dynamic Portfolio	Portfolio turnover was lower in 2016 than 2017 due to the Portfolio commencing operations in 2016.

The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2018:

Portfolio	Broker/Dealer	Value on December 31, 2018 (in $000s)

Equity Focus Portfolio	Wells Fargo & Co.	1,905
	SunTrust Banks, Inc.	1,646
	Bank of America Corp.	1,526

International Equity Portfolio	Nordea Bank Abp	34,351
	National Bank of Canada	28,353
	Societe Generale SA	20,761

International Equity Advantage Portfolio	Royal Bank of Scotland Group PLC	27
	ING Groep NV	24
	Intesa Sanpaolo SpA	23
	Lloyds Banking Group PLC	23
	Mitsubishi UFJ Financial Group, Inc.	19
	Banco Bilbao Vizcaya Argentaria SA	15
	UniCredit SpA	11
	BNP Paribas SA	9
	HSBC Holdings PLC	7
	Nomura Holdings, Inc.	6
	Credit Agricole SA	4
	Raiffeisen Bank International AG	2
	Societe Generale SA	1

International Equity Concentrated Portfolio	National Bank of Canada	2,542

International Quality Growth Portfolio	National Bank of Canada	3

International Equity Value Portfolio	Standard Chartered PLC	1,027
	Societe Generale SA	430

International Equity Select Portfolio	Nordea Bank Abp	1,027
	National Bank of Canada	608

International Strategic Portfolio	National Bank of Canada	99,899

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Portfolio	Broker/Dealer	Value on December 31, 2018 (in $000s)

Global Equity Select Portfolio	National Bank of Canada	951
	The Charles Schwab Corp.	896
	Nordea Bank Abp	703

Managed Volatility Portfolio	Royal Bank of Canada	285
	The Toronto-Dominion Bank	273
	National Bank of Canada	130
	Morgan Stanley	65
	Lloyds Banking Group PLC	46
	Northern Trust Corp.	42
	BGC Partners, Inc.	27

Global Strategic Portfolio	Bank of America Corp.	48

Emerging Markets Portfolio	KB Financial Group, Inc.	107,178
	Hanwha Life Insurance Co., Ltd.	52,297
	KB Financial Group, Inc.	107,178

Emerging Markets Advantage Portfolio	Yuanta Financial Holding Co., Ltd.	46
	KB Financial Group, Inc.	40
	Banco Santander Brasil SA	19
	VTB Bank PJSC	9

Emerging Markets Blend Portfolio	Shinhan Financial Group Co., Ltd.	3,116
	Hanwha Life Insurance Co., Ltd.	741
	Credit Agricole SA	550

Short Duration Fixed Income Portfolio	Citigroup, Inc.	4,580
	JPMorgan Chase & Co.	4,314

Global Fixed Income Portfolio	JPMorgan Chase & Co.	82
	The Goldman Sachs Group, Inc.	54

Real Assets Portfolio	Royal Bank of Canada	69
	The Toronto-Dominion Bank	64
	Bank of Montreal	43
	JPMorgan Chase & Co.	24
	Bank of America Corp.	12
	National Bank of Canada	8

Enhanced Opportunities Portfolio	Cowen, Inc.	63

Dynamic Portfolio	JPMorgan Chase & Co.	161
	The Toronto-Dominion Bank	146
	Royal Bank of Canada	140
	The Toronto-Dominion Bank	134
	The Goldman Sachs Group, Inc.	133
	The Charles Schwab Corp.	132
	National Bank of Canada	114
	Nordea Bank Abp	108
	Bank of America Corp.	74
	Wells Fargo Canada Corp.	62

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Portfolio	Broker/Dealer	Value on December 31, 2018 (in $000s)
	Lloyds Banking Group PLC	59
	Morgan Stanley	59
	Citigroup, Inc.	36
	Mitsubishi UFJ Financial Group, Inc.	32
	Banco Bilbao Vizcaya Argentaria SA	30
	Northern Trust Corp.	21
	Erste Group Bank AG	17
	UniCredit SpA	15
	Nomura Holdings, Inc.	15
	BGC Partners, Inc.	13
	Royal Bank of Scotland Group PLC	12
	Intesa Sanpaolo SpA	8

Research and Statistical Information

Consistent with the requirements of best execution, brokerage commissions on a Portfolio's transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund's custodian for valuation purposes.

Any research received in respect of a Portfolio's brokerage commission may be useful to the Portfolio, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Portfolio.

Brokerage Commissions

In connection with its portfolio securities transactions for the fiscal years ended December 31, 2016, 2017 and 2018, each Portfolio indicated below paid brokerage commissions, none of which were paid to Lazard, as follows:

Portfolio	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2018	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2017	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2016

Equity Concentrated Portfolio	$800,540	$981,956	$ 941,812
Equity Focus Portfolio	35,872	51,144	85,106
Small-Mid Cap Portfolio	185,254	214,310	240,216
International Equity Portfolio	2,287,550	2,286,025	1,747,342
International Equity Advantage Portfolio	3,025	2,891	2,418
International Equity Concentrated Portfolio	87,350	89,149	22,000
International Quality Growth Portfolio	68	N/A	N/A
International Equity Value Portfolio	17,022	N/A	N/A
International Equity Select Portfolio	57,843	37,025	23,139
International Strategic Portfolio	5,453,223	6,883,768	6,718,555

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Portfolio	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2018	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2017	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2016
International Small Cap Portfolio	62,404	82,457	129,267
Global Equity Select Portfolio	29,883	23,030	16,836
Managed Volatility Portfolio	23,991	3,120	2,513
Global Strategic Portfolio	1,847	18,849	19,166
Franchise Portfolio	8,129	1,714	–
Emerging Markets Core Portfolio	186,638	107,594	216,410
Emerging Markets Portfolio	7,480,953	5,525,539	4,545,800
Emerging Markets Advantage Portfolio	6,078	4,422	3,637
Developing Markets Portfolio	425,994	254,257	634,070
Emerging Markets Blend Portfolio	504,030	485,817	387,078
Emerging Markets Debt Portfolio	3,091	–	18
Corporate Income Portfolio	32,520	47,071	–
Short Duration Fixed Income Portfolio	-	–	–
Global Fixed Income Portfolio	10	–	–
Global Listed Infrastructure Portfolio	3,370,080	2,692,382	2,237,362
Realty Equity Portfolio	30,002	21,188	48,407
Real Assets Portfolio	8,320	6,716	–
Enhanced Opportunities Portfolio	3,226	4,863	9,756
Opportunistic Strategies Portfolio	160,512	140,191	402,264
Dynamic Portfolio	35,536	41,694	19,720

The aggregate amount of transactions during the fiscal year ended December 31, 2018 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions related to such transactions were as follows:

Portfolio	Transaction Amount	Commissions
Equity Concentrated Portfolio	$2,259,134,301	$800,540
Equity Focus Portfolio	109,380,714	35,872
Small-Mid Cap Portfolio	335,918,375	185,254
International Equity Portfolio	3,192,122,914	2,287,550
International Equity Advantage Portfolio	3,706,487	3,025
International Equity Concentrated Portfolio	108,632,754	87,350
International Quality Growth Portfolio	129,053	68
International Equity Value Portfolio	39,212,354	17,022
International Equity Select Portfolio	78,467,874	57,843
International Strategic Portfolio	5,858,419,177	5,453,223
International Small Cap Portfolio	90,310,194	62,404
Global Equity Select Portfolio	54,712,972	29,883
Managed Volatility Portfolio	62,269,234	23,991
Global Strategic Portfolio	26,60,806	1,847
Franchise Portfolio	18,124,289	8,129
Emerging Markets Core Portfolio	191,550,697	186,638
Emerging Markets Portfolio	5,240,290,279	7,480,953
Emerging Markets Advantage Portfolio	5,514,622	6,078
Developing Markets Portfolio	345,806,460	425,994
Emerging Markets Blend Portfolio	426,352,258	504,030
Emerging Markets Debt Portfolio	415,221	3,091
Corporate Income Portfolio	19,907,314	32,520
Short Duration Fixed Income Portfolio	-	-
Global Fixed Income Portfolio	34,934	10

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Portfolio	Transaction Amount	Commissions
Global Listed Infrastructure Portfolio	5,470,213,464	3,370,080
Realty Equity Portfolio	82,568,083	30,002
Real Assets Portfolio	18,778,120	8,320
Enhanced Opportunities Portfolio	33,653,813	3,226
Opportunistic Strategies Portfolio	491,216,913	160,512
Dynamic Portfolio	118,414,723	35,536

The following table provides an explanation of any material difference in the commissions paid by a portfolio in either of the two fiscal years preceding the last fiscal year.

Portfolio	Reason for Any Material Difference in Commissions
Equity Concentrated Portfolio	N/A

Equity Focus Portfolio	The variance in commissions paid in fiscal year 2017 as compared to 2016 was primarily due to an increased use of execution-only facilities.

Small-Mid Cap Portfolio	N/A

International Equity Portfolio	The variance in commissions paid in fiscal year 2016 as compared to fiscal year 2017 was primarily due to increasing assets.

International Equity Advantage Portfolio	N/A

International Equity Concentrated Portfolio	The variance in commissions paid in fiscal year 2017 as compared to fiscal year 2016 was primarily due to increasing assets.

International Quality Growth Portfolio	N/A

International Equity Value Portfolio	N/A

International Equity Select Portfolio	N/A

International Strategic Portfolio	N/A

International Small Cap Portfolio	N/A

Global Equity Select Portfolio	N/A

Managed Volatility Portfolio	The variance in commissions paid in fiscal year 2018 as compared to fiscal year 2017 is due to an increase in assets.

Global Strategic Portfolio	The variance in commissions paid in fiscal year 2018 as compared to fiscal year 2017 was primarily due to decreasing assets.

Franchise Portfolio	N/A

Emerging Markets Core Equity Portfolio

The variance in commissions paid in fiscal year 2018 as compared to 2017 was primarily due to an increase in assets. The variance in commissions paid in fiscal year 2017 as compared to 2016 was primarily due to a decrease in assets.

Emerging Markets Portfolio	The variance in commissions paid in fiscal year 2018 as compared to fiscal year 2017 is primarily due to an increase in portfolio turnover.

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Portfolio	Reason for Any Material Difference in Commissions

Emerging Markets Advantage Portfolio	N/A

Developing Markets Portfolio

The variance in commissions paid in fiscal year 2018 as compared to 2017 was primarily due to an increase in assets. The variance in commissions paid in fiscal year 2017 as compared to 2016 was primarily due to an increased use of execution-only facilities and decreased portfolio turnover.

Emerging Markets Blend Portfolio	The variance in commissions paid in fiscal year 2017 as compared to 2016 was primarily due to an increase in assets and an increase in portfolio turnover.

Emerging Markets Debt Portfolio	N/A

Corporate Income Portfolio	N/A

Short Duration Fixed Income Portfolio	N/A

Global Fixed Income Portfolio	N/A

Global Listed Infrastructure Portfolio	N/A

Realty Equity Portfolio	The variance in commissions paid in fiscal year 2016 as compared to fiscal year 2017 was primarily due to decreasing assets.

Real Assets Portfolio	N/A

Enhanced Opportunities Portfolio	N/A

Opportunistic Strategies Portfolio	N/A

Dynamic Portfolio	N/A

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy

It is the policy of the Fund to protect the confidentiality of the Portfolios' holdings and prevent the selective disclosure of non-public portfolio holdings. The Fund will publicly disclose the Portfolios' holdings on a calendar quarter-end basis on its website accessible from https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42, no earlier than five business days after such quarter end. The information will remain accessible until the Fund files a report on an exhibit to Form N-PORT or Form N-CSR for the period that includes the date as of which the information was current. In order to avoid conflicts of interest between the Fund, on the one hand, and the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other (1) disclosure of portfolio holdings is made only when such disclosure is in the best interest of Portfolio shareholders and the Fund has a legitimate business purpose for doing so and (2) none of the Fund or the Investment Manager or their affiliates may receive any compensation in connection with an arrangement to make portfolio holdings information available.

Additional Disclosure of Portfolio Holdings

In accordance with the foregoing, the Fund provides portfolio holdings to ratings services or third party service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty

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not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund's policies and procedures regarding such disclosure. Such service providers currently include the Fund's investment manager, administrator, custodian, auditors and legal counsel and each of their respective affiliates and advisors, as well as Institutional Shareholder Services, Inc., Lipper Inc., Morningstar, Inc., Bloomberg, BNY Mellon Analytical Services, LLC, Canterbury Consulting Incorporated, FactSet Research Systems Inc. and Glass, Lewis & Co. Service providers receive portfolio holdings at a frequency appropriate to their services, which may be as frequently as daily, and such information may be current as of the business day provided. No compensation is paid in consideration of receiving such information. Disclosure of portfolio holdings may be authorized only by the Fund's Chief Compliance Officer or the General Counsel of the Investment Manager, each of whom evaluates such disclosure in light of the best interests of Portfolio shareholders and any potential conflicts of interest. Any violations of the Fund's portfolio holdings disclosure policy are reported to the Board.

Portfolio Characteristics

Concurrent with or subsequent to the quarterly public disclosure of portfolio holdings, from time to time the Fund may make available certain unpublished portfolio characteristics (aggregated, statistical-type information that is not security-specific) including but without limitation allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, to parties who request it. Such information is provided when the Fund's Chief Compliance Officer reasonably believes that the disclosure of such information would not present material risks of inappropriate arbitrage, market timing, insider trading or other prohibited trading with respect to a Portfolio. Such information, if provided, will be made available to any person upon request.

Investment Manager's Multi-Asset Strategies

The Investment Manager currently manages certain investment strategies that allocate assets among various asset classes ("Multi-Asset"). Using these strategies, the Investment Manager's Multi-Asset portfolio management team may allocate assets managed in separate accounts, mutual funds, private investment funds or other available vehicles among various strategies and vehicles managed by other portfolio management teams, including allocating assets to a Portfolio's strategy or a similar strategy managed by a Portfolio's portfolio management team. The Investment Manager's Multi-Asset portfolio management team will allocate assets to a Portfolio or a related strategy in its discretion, consistent with the investment objectives and guidelines associated with the relevant client's account. In making these allocation decisions, the Multi-Asset portfolio management team will have access to detailed information related to the underlying strategies that may not be available to other investors or clients. This includes, but is not limited to, Portfolio holdings information, transaction detail and performance information and access to the Portfolios' portfolio management teams. The Investment Manager has implemented procedures designed to ensure that the Multi-Asset portfolio management team does not trade in a way that disadvantages other Portfolio shareholders.

Certain Portfolios are managed by allocation between or among investment strategies managed by the Investment Manager. Quarterly performance of the investment strategies comprising these Portfolios' investments is available to Portfolio shareholders on request by calling (800) 823-6300.

HOW TO BUY AND SELL SHARES

General

Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and the Distributor reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

Each Portfolio may, in its discretion, accept securities in payment for shares of the Portfolio. Securities may be accepted in payment for shares only if the securities are, in the judgment of the Investment Manager, appropriate investments for the Portfolio. In addition, securities accepted in payment for Portfolio shares must meet the Portfolio's investment objective and policies and be acquired by the Portfolio for investment and not for resale. A

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Portfolio or the Investment Manager may impose additional conditions on accepting securities in payment for Portfolio shares. The contribution of securities to the Portfolio may be a taxable transaction to the shareholder.

Purchases through the Transfer Agent

Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value.

By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

Service Agents

The Fund has authorized one or more brokers and other financial intermediaries ("Service Agents") to accept on its behalf purchase and redemption orders. Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Portfolio will be deemed to have received a purchase or redemption order when a Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the Portfolio's net asset value next computed after such orders are accepted by a Service Agent or its authorized designee. Service Agents may charge their clients fees which would not apply to shares purchased through the Distributor.

Exchange Privileges and Conversion Features

The Fund may, in its discretion, accept requests by a shareholder or Service Agent to exchange or convert holdings of one class of Portfolio shares for a different class of shares of the same Portfolio, or to exchange shares of one class of a Portfolio into shares of the same class of another Portfolio. Exchange or conversion requests from one class of Portfolio shares for a different class of the same Portfolio may include situations when a shareholder becomes a client of a Service Agent that is not authorized to accept on the Fund's behalf purchase and redemption orders in the class of shares held by the shareholder. For federal income tax purposes, a same-Portfolio share class exchange is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to shareholders of an investment in a Portfolio.

Redemption Commitment

The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Portfolio under the following circumstances: 1) (i) the Investment Manager determines that an in-kind redemption is more advantageous to the Portfolio (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities; or the redeeming shareholder has requested an in-kind redemption, (ii) the Investment Manager determines that an in-kind redemption will not favor the redeeming shareholder to the detriment of any other shareholder or the Portfolio, and (iii) the Investment Manager determines that an in-kind redemption is in the best interests of the Portfolio; (2) to manage liquidity risk; (3) in stressed market conditions; or (4) subject to the approval of the Board of the Fund, including a majority of the Independent Directors, in other circumstances identified by the Investment Manager.. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

Suspension of Redemptions

The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the

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Portfolio's investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC by order may permit to protect the Portfolio's shareholders.

DISTRIBUTION AND SERVICING ARRANGEMENTS

Distribution and Servicing Plan for Open Shares

Open Shares are subject to a Distribution and Servicing Plan adopted by the Fund's Board pursuant to Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act which provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to the Distribution and Servicing Plan, the Fund pays the Distributor for advertising, marketing and distributing each Portfolio's Open Shares, and for the provision of certain services to the holders of Open Shares, a fee at the annual rate of 0.25% of the average daily net assets of the Portfolio's Open Shares. The Distributor may make payments to Service Agents for providing these services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in Conduct Rules of FINRA. From time to time, the Distributor may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable under the Distribution and Servicing Plan are payable without regard to actual expenses incurred. In certain cases, the Distributor may retain a portion of the fees paid by the Fund under the Distribution and Servicing Plan including, for example, where the Distributor is the named broker-dealer for an investment through an intermediary. Additionally, in most cases, Service Agents and other intermediaries provide invoices to the Distributor for distribution and servicing fees owed. To the extent such invoices reflect fees that are lower than what the Distributor has calculated, the Distributor retains any difference. However, each Portfolio ordinarily can be expected to pay less in aggregate fees pursuant to the Distribution and Servicing Plan than is charged in the aggregate by Service Agents and other intermediaries whose clients are invested in the Portfolio, with the difference paid by the Distributor, the Investment Manager or their affiliates. The Fund's Board believes there is a reasonable likelihood that the Distribution and Servicing Plan will benefit each Portfolio and holders of its Open Shares.

A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. The Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear without such shareholders' approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio's Open Shares.

For the fiscal year ended December 31, 2018, the Portfolios paid the Distributor the amounts set forth below with respect to their Open Shares under the Distribution and Servicing Plan:

Portfolio	Amount Paid Under Distribution and Servicing Plan For Fiscal Year Ended December 31, 2018

Equity Concentrated Portfolio	$175,885
Equity Focus Portfolio	2,486
Small-Mid Cap Portfolio	50,667
International Equity Portfolio	661,503
International Equity Advantage Portfolio	278

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Portfolio	Amount Paid Under Distribution and Servicing Plan For Fiscal Year Ended December 31, 2018
International Equity Concentrated Portfolio	749
International Quality Growth Portfolio	0
International Equity Value Portfolio	23
International Equity Select Portfolio	5,322
International Strategic Portfolio	2,643,299
International Small Cap Portfolio	80,630
Global Equity Select Portfolio	1,986
Managed Volatility Portfolio	782
Global Strategic Portfolio	369
Franchise Portfolio	447
Emerging Markets Core Equity Portfolio	5,080
Emerging Markets Portfolio	3,138,283
Emerging Markets Advantage Portfolio	1,198
Developing Markets Portfolio	27,992
Emerging Markets Blend Portfolio	21,490
Emerging Markets Debt Portfolio	6,502
Corporate Income Portfolio	14,589
Short Duration Fixed Income Portfolio	77
Global Fixed Income Portfolio	82
Global Listed Infrastructure Portfolio	1,243,199
Realty Equity Portfolio	3,153
Real Assets Portfolio	240
Enhanced Opportunities Portfolio	272
Opportunistic Strategies Portfolio	1,025
Dynamic Portfolio	1,101

Payments by the Investment Manager or Distributor for Institutional and Open Shares

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide other services. Such payments are in addition to any Service Payments (as defined in the Prospectus), including fees paid by the Fund under Rule 12b-1. These additional payments may be paid to intermediaries that provide shareholder servicing and administration and/or marketing and related administrative support; opportunities to participate in conferences and educational workshops, meetings and events; and/or access to and information about sales meetings and conferences and sales representatives, financial advisors or management personnel of the intermediary. Cash compensation also may be paid to financial intermediaries in connection with consideration or inclusion of the Fund for or on a "recommended" or similar list, including a preferred or select sales list, or in other programs. In some cases, these payments may create an incentive for a financial intermediary or its representatives to recommend or sell Fund shares. Shareholders or potential shareholders should contact their financial intermediary representative for details about any payments the representative or the financial intermediary may receive in connection with the sale of Fund shares or the provision of services to the Fund.

From time to time, the Investment Manager or the Distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts or meals, event tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under applicable broker-dealer regulations.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare as a dividend on the outstanding shares of the Emerging Markets Debt, Short Duration Fixed Income, Corporate Income and Global Fixed Income Portfolios substantially all of each Portfolio's net

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investment income at the close of each business day to shareholders of record as of the close of regular trading on the NYSE. Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of these Portfolios ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of a Portfolio prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid through the date of their redemption. Shareholders who redeem only a portion of their shares will receive all dividends declared but unpaid on those shares on the next dividend payment date.

For the Global Listed Infrastructure and Real Assets Portfolios, dividends from net investment income, if any, are paid quarterly.

Dividends from net investment income, if any, on all other Portfolios generally will be declared and paid at least annually, and may be declared and paid more frequently.

Any dividend or distribution paid shortly after an investor's purchase of a Portfolio's shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment ("buying a dividend"), and such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the Prospectus and this SAI. This is sometimes referred to as "buying a dividend."

Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares and R6 Shares because of the higher expenses borne by Open Shares. Any differences between the expenses of Institutional Shares and R6 Shares will result in corresponding differences in the per share dividends paid to Institutional Shares and R6 Shares. Investment income for a Portfolio includes, among other things, dividends and interest income, accretion of market and original issue discount and amortization of premium, as applicable.

With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

CERTAIN MATERIAL US FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material US federal income tax considerations applicable to a Portfolio and its shareholders, including each Portfolio's qualification and taxation as a RIC for US federal income tax purposes. This discussion is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. The Portfolios have not sought and will not seek any ruling from the Internal Revenue Service ("IRS") regarding the offering pursuant to their Prospectus or this SAI, including, without limitation, such Portfolio's status as a RIC.

This discussion does not purport to be a complete description of all of the tax considerations applicable to the Portfolios or their shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of shareholders subject to special treatment under US federal income tax laws, including shareholders subject to the alternative minimum tax, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, REITs, other RICs, tax exempt organizations, banks and other financial institutions, persons who hold Portfolio shares as part of a straddle or a hedging or conversion transaction and US shareholders (as defined below) whose functional currency is not the US dollar. This discussion assumes that shareholders hold a Portfolio's shares as capital assets (within the meaning of the Code) for US federal income tax purposes. This discussion does not discuss any aspects of US estate or gift tax or non-US, state or local tax laws. Tax matters are very complicated, and the tax consequences to shareholders will depend on the facts of their particular situation. Shareholders are encouraged to

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consult their own tax advisers regarding the specific consequences of an investment, including tax reporting requirements, the applicability of US federal, state, local and non-US tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws. The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Prospective investors should consult their own tax advisers regarding the status of any proposed legislation and the effect, if any, on their investment in a Portfolio.

A "US shareholder" is a beneficial owner of a Portfolio's shares that is for US federal income tax purposes:

▪ a citizen or individual resident of the United States;

▪ a corporation, or other entity treated as a corporation for US federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

▪ a trust, if a court within the United States has primary supervision over its administration and one or more US persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a US person; or

▪ an estate, the income of which is subject to US federal income taxation regardless of its source.

A "non-US shareholder" is a beneficial owner of a Portfolio's shares that is neither a US shareholder nor an entity treated as a partnership for US federal income tax purposes.

If a partnership (including an entity treated as a partnership for US federal income tax purposes) holds a Portfolio's shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Beneficial owners of a Portfolio's shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the ownership and disposition of such Portfolio's shares.

A Portfolio generally is required to withhold and remit to Treasury a percentage of the taxable distributions paid to certain shareholders who fail to properly furnish the Portfolio with a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Portfolio that he or she is not subject to such withholding. Corporate shareholders, certain non-US persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to a Portfolio to establish such exemption. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS.

Taxation of the Portfolios

RIC Qualification Requirements. Each Portfolio has elected to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code, and the remainder of this discussion so assumes. A Portfolio that qualifies as a RIC and that satisfies certain annual distribution requirements, described below, generally will not be subject to US federal income tax on the portion of such Portfolio's investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) that it timely distributes (or is deemed to distribute) to holders of a Portfolio's shares. A Portfolio that qualifies as a RIC will be subject to US federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to holders of the Portfolio's shares.

A Portfolio that qualifies as a RIC will be subject to a 4% nondeductible US federal excise tax on certain undistributed income unless the Portfolio distributes in a timely manner an amount at least equal to the sum of: (1) 98% of the Portfolio's ordinary income for each calendar year (not taking into account any capital gains or losses); (2) 98.2% of the Portfolio's capital gain net income for the one year period ending October 31st in that calendar year; and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement").

To qualify as a RIC for US federal income tax purposes, a Portfolio generally must, among other things, meet the following tests:

"90% Income Test"—derive in each taxable year at least 90% of the Portfolio's gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, other

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securities, foreign currencies or other income derived with respect to the Portfolio's business of investing in such stock, securities or currencies, or (b) net income derived from the Portfolio's interest in a "qualified publicly traded partnership," or "QPTP" (generally, a publicly traded partnership that is eligible to be treated as a partnership under the Code, other than a publicly traded partnership that derives 90% of its income from the sources described in clause (a) of the 90% Income Test);

"Diversification Test"—diversify the Portfolio's holdings so that at the end of each quarter of the taxable year:

▪ at least 50% of the value of the Portfolio's assets consists of cash, cash equivalents, US Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Portfolio's assets or more than 10% of the outstanding voting securities of that issuer; and

▪ no more than 25% of the value of the Portfolio's assets is invested in the securities, other than US Government securities or securities of other RICs, of (i) one issuer; (ii) two or more issuers that are controlled, as determined under applicable tax rules, by such Portfolio and that are engaged in the same or similar or related trades or businesses; or (iii) securities of one or more QPTPs.

"Annual Distribution Test"—distribute with respect to each taxable year at least 90% of the sum of the Portfolio's investment company taxable income (determined without regard to the dividends paid deduction) and net tax exempt interest income, if any, for such year.

In general, for purposes of the 90% Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the 90% Income Test. Although income from a QPTP is qualifying income for purposes of the 90% Income Test, investment in QPTPs cannot exceed 25% of a Portfolio's assets.

A Portfolio's investment in a partnership (including an MLP) may qualify as an investment in (1) a QPTP; (2) a "regular" partnership; (3) a "passive foreign investment company" (a "PFIC"); or (4) a corporation for US federal income tax purposes. The treatment of a particular partnership for US federal income tax purposes will affect the extent to which a Portfolio can invest in such partnership. Some amounts received by a Portfolio with respect to certain investments in a partnership will likely be treated as a return of capital because of accelerated depreciation and the availability of deductions available with respect to the activities of such partnership. On the disposition of an investment in a partnership, the Portfolio will likely realize taxable income in excess of economic gain with respect to that asset (or, if the Portfolio does not dispose of the partnership, the Portfolio likely will realize taxable income in excess of cash flow with respect to the partnership in a later period), and the Portfolio must take such income into account in determining whether the Portfolio has satisfied its distribution requirements. The Portfolio may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Portfolio to sell securities or borrow money at such time. For tax years beginning after December 31, 2017, sellers shall generally be required to withhold 10% of the amount realized on the sale or exchange of an interest in a partnership that is engaged in a US trade or business unless (i) the transferor certifies that it is not a nonresident alien individual or a foreign corporation, or (ii) certain other limited circumstances apply. In general, the Portfolio should be able to provide the required certification to avoid withholding, but Treasury has not yet issued or implemented regulations for this provision.

Gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income, expenses or other liabilities denominated in a currency other than the US dollar and the time such Portfolio actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss by a Portfolio.

If a Portfolio, otherwise qualifying as a RIC, fails to satisfy the 90% Income Test or the Diversification Test in any taxable year, such Portfolio may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.

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Additionally, relief is provided for certain de minimis failures of the Diversification Test if the Portfolio corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of the Portfolio's income would be subject to corporate level income tax. No Portfolio can provide assurance that it will qualify for any such relief should it fail either the 90% Income Test or the Diversification Test.

If a Portfolio fails to satisfy the Annual Distribution Test or otherwise fails to qualify as a RIC in any taxable year, and is not eligible for relief as described above, the Portfolio will be subject to tax in that year on all of its taxable income, regardless of whether a Portfolio makes any distributions to the Portfolio's shareholders. In that case, all of the Portfolio's income will be subject to corporate level income tax, reducing the amount available to be distributed to the Portfolio's shareholders, and such shareholders would no longer be eligible for the benefits related to the Portfolio's treatment as a RIC, such as the benefits of the rules related to "interest related dividends." See "Taxation of US shareholders."

Capital Loss Carryforwards. A Portfolio that qualifies as a RIC generally would be permitted to carry forward a net capital loss realized, if any, in a taxable year beginning on or before January 1, 2011 to offset such Portfolio's capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before January 1, 2011 is treated as a short term capital loss in the year to which it is carried. A Portfolio is permitted to carry forward a net capital loss realized in taxable years beginning on or after January 1, 2011 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after January 1, 2011, the excess of a Portfolio's net short term capital loss over such Portfolio's net long term capital gain is treated as a short term capital loss arising on the first day of such Portfolio's next taxable year, and the excess of such Portfolio's net long term capital loss over such Portfolio's net short term capital gain is treated as a long term capital loss arising on the first day of such Portfolio's next taxable year. If future capital gain is offset by capital losses which are carried forward, such future capital gain generally is not subject to fund level US federal income tax, regardless of whether distributed to shareholders. A RIC cannot carry back or carry forward any net operating losses, which for tax years beginning after December 31, 2017 can only be used in a given tax year to offset 80% of the Portfolio's adjusted taxable income.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A Portfolio's investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in PFICs. A Portfolio may purchase shares in a PFIC, and as such a Portfolio may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Portfolio will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to the Portfolio. Alternatively, a Portfolio may elect to mark to market at the end of each taxable year the Portfolio's shares in such PFIC; in this case, the Portfolio will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. A Portfolio's ability to make either election will depend on factors beyond its control, and the Portfolios are subject to limitations which may limit the availability or benefit of these elections. Under either election, a Portfolio may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC shares during that year, and generally such income will nevertheless be subject to the Annual Distribution Test, will be taken into account for purposes of determining whether the Portfolio satisfies the Excise Tax Requirement, and generally will not be treated as qualifying income for the 90% Income Test.

Other Portfolio Investments and Activities.

Derivatives. A Portfolio's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for

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the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a Portfolio. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid Portfolio-level taxation.

Debt Obligations. A Portfolio's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the Portfolio to accrue and distribute income not yet received. Similarly, a Portfolio's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the Portfolio receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a Portfolio may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

The taxation of inflation-linked securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation. Interest payments generally are taxable when received or accrued. The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a Portfolio's investments in inflation-linked securities may require the Portfolio to accrue and distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the security; (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years; and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-linked securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments. Special rules apply in respect of inflation-linked securities issued with more than a prescribed de minimis amount of discount or premium.

Certain Portfolios may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a Portfolio. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a Portfolio should recognize market discount on such a debt obligation, when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how a Portfolio shall allocate payments received on obligations in default between principal and interest. These and other related issues would be addressed by each Portfolio if it invests in such securities, including in connection with the Portfolio's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to US federal income or excise tax.

Investments in Entities Which Invest in or Finance Mortgage Debt. Special tax rules may apply to the investments by a Portfolio in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each Portfolio, other than the Corporate Income Portfolio which may hold residual interests in REMICs, not to make such investments, there is no guarantee that a Portfolio will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a Portfolio receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the Portfolio being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives,

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agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, EII generally cannot be offset by net operating losses and will be subject to a 30% withholding tax for non-US shareholders, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a Portfolio and its shareholders, especially if a Portfolio has state or local governments or other tax-exempt organizations as shareholders.

Taxation of the Subsidiary (Real Assets Portfolio only). The Real Assets Portfolio may gain exposure to the commodity markets by investing up to 25% of the Portfolio's total assets in the Subsidiary. A foreign corporation, such as the Subsidiary, will generally not be subject to US federal income taxation unless it is deemed to be engaged in a US trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a "safe harbor" contained in the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a US trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a US trade or business, in which case the Subsidiary would be subject to US income and branch profits tax (and possibly state tax) on its income, if any, that is effectively connected with such US trade or business. In general, a foreign corporation, such as the Subsidiary, that does not conduct a US trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain US-source income that is not effectively connected with a US trade or business. It is not expected that the Subsidiary will derive income subject to such withholding tax. The Subsidiary will be treated as a "controlled foreign corporation," and the Portfolio will be treated as a "US shareholder" of the Subsidiary. As a result, the Portfolio will be required to include in gross income for US federal income tax purposes all of the Subsidiary's "subpart F income," whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be subpart F income. Distributions by the Subsidiary of income previously included in the Portfolio's gross income as subpart F income will be tax-free to the Portfolio. Subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

Portfolio Investments in Non-US Securities. Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by the Portfolio. If a Portfolio so elects, each of its shareholders subject to US federal income tax would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by the Portfolio, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder subject to US federal income tax would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from a Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder subject to US federal income tax that (i) has held shares of a Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, a Portfolio must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax adviser regarding the potential availability of foreign tax credits or deductions relating to a shareholder's interest in the Portfolio.

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Taxation of US Shareholders

Portfolio Distributions. Distributions by a Portfolio generally are taxable to US shareholders as ordinary income or long term capital gain. Distributions by the Portfolio will not qualify for the deduction under Section 199A of the Code. Distributions of a Portfolio's net investment company taxable income (which includes interest and dividend income other than qualified dividend income) will be taxable as ordinary income to US shareholders to the extent of the Portfolio's current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of the Portfolio. Distributions of the Portfolio's net capital gain (which generally is the excess of the Portfolio's net long term capital gain over its net short term capital loss) properly reported by the Portfolio as "capital gain dividends" will be taxable to US shareholders as long term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of US shareholders' holding periods for their shares and regardless of whether the dividend is paid in cash or reinvested in additional shares. Distributions in excess of the Portfolio's earnings and profits first will reduce US shareholders' adjusted tax basis in such their shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such US shareholder.

Although each Portfolio currently intends to distribute any of its net capital gain for each taxable year on a timely basis, the Portfolio may in the future decide to retain some or all of its net capital gain, and may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Portfolio will pay tax on the retained amount, each US shareholder will be required to include such shareholder's share of the deemed distribution in income as if it had been actually distributed to the US shareholder, and the US shareholder will be entitled to claim a credit equal to such shareholder's allocable share of the tax paid thereon by the Portfolio. The amount of the deemed distribution net of such tax will be added to the US shareholder's adjusted tax basis for such shareholder's shares.

Each Portfolio may in certain years use "equalization accounting" in determining the portion of its net investment income and net realized capital gains that have been distributed. A Portfolio that elects to use equalization accounting in a year will allocate a portion of its investment income and capital gains to redemptions of Portfolio shares, which will have the effect of reducing the amount of income and gains that the Portfolio is required to distribute to shareholders in order for the Portfolio to avoid federal income tax and excise tax and also may defer the recognition of taxable income by shareholders. Since the amount of any undistributed income and/or gains will be reflected in the value of the Portfolio's shares, the total return on a shareholder's investment will not be reduced as a result of the Portfolio's distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Portfolio is using an improper method of allocation and has under-distributed its net investment income or net realized capital gains for any taxable year, such Portfolio may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

In general, dividends (other than capital gain dividends) paid by a Portfolio to US individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the Portfolio's income consists of dividends paid by US corporations and certain "qualified foreign corporations" on shares that have been held by the Portfolio for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a Portfolio will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for this preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation which, for its taxable year in which its dividend was paid, or the preceding taxable year, is a PFIC (discussed above). In order to be eligible for the preferential rate, a US shareholder in a Portfolio must have held his or her shares in the Portfolio for at least 61 days during the 121-day period commencing 60 days before the Portfolio shares become ex-dividend. Additional restrictions on a US shareholder's qualification for the preferential rate may apply. It is anticipated that dividends (other than capital gain dividends) paid by the Equity Concentrated, Equity Focus, Small-Mid Cap, Global Listed Infrastructure and Opportunistic Strategies Portfolios may be eligible for the dividends-received deduction, but that dividends paid by the other Portfolios will not be eligible for the dividends-received deduction.

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In general, dividends (other than capital gain dividends) paid by a Portfolio to US shareholders that are taxable as corporations for US federal income tax purposes may be eligible for the dividends received deduction to the extent that the Portfolio's income consists of dividends paid by US corporations (other than REITs) on shares that have been held by the Portfolio for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a Portfolio generally will not be taken into account for this purpose to the extent the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced if the corporate US shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of a Portfolio or by application of the Code.

Sale, Exchange or Redemption of Shares. A US shareholder generally will recognize taxable gain or loss if the US shareholder sells or otherwise disposes of such shareholder's shares of a Portfolio. The amount of gain or loss will be measured by the difference between such shareholder's adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long term capital gain or loss if the shareholder has held such shares for more than one year. Otherwise, such gain or loss will be classified as short term capital gain or loss. However, any capital loss arising from the sale or disposition of Portfolio shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of the Portfolio's shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

Generally, if a shareholder sells or redeems shares of a Portfolio within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of a sales charge if the sales charge is reduced or waived on a future purchase of shares of any Portfolio (on account of the prior load charge). Instead, the shareholder is required to reduce the basis of the original shares by the amount of their sales charge and carry over that amount to increase the basis of the newly acquired Portfolio shares. This rule applies only if the acquisition of the new Portfolio shares occurs on or before January 31st of the calendar year following the year in which the original shares were sold or redeemed.

The repurchase of shares by a Portfolio generally will be a taxable transaction for US federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend. A repurchase of shares generally will be treated as a sale or exchange if the receipt of cash by the shareholder results in a "complete redemption" of the shareholder's interest in a Portfolio or is "substantially disproportionate" or "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests have been met, shares actually owned and shares considered to be owned by the US shareholder by reason of certain constructive ownership rules generally must be taken into account. If any of the tests for sale or exchange treatment is met, a US shareholder generally will recognize capital gain or loss (which will be treated in the same manner as described above) equal to the difference between the amount of cash received by the US shareholder and the adjusted tax basis of the shares repurchased.

If none of the tests for sale or exchange treatment is met, the amount received by a US shareholder on a purchase of shares by a Portfolio will be taxable to the US shareholder as a dividend to the extent of such US shareholder's allocable share of the Portfolio's current and accumulated earnings and profits. The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the US shareholder's adjusted tax basis in the shares sold), and any amount in excess of the US shareholder's adjusted tax basis would constitute taxable capital gain. Any remaining tax basis in the shares repurchased by the Portfolio will be transferred to any remaining shares held by such US shareholder. In addition, if a repurchase of shares is treated as a dividend to the tendering US shareholder, a constructive dividend may result to a non-tendering US shareholder whose proportionate interest in the earnings and assets of a Portfolio has been increased by such repurchase.

If a shareholder recognizes a loss with respect to a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the

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current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of the relevant regulations in light of their individual circumstances.

Computing Gains and Losses. Absent the application of a specific exemption, the Portfolios (or their administrative agent) are required to report to the IRS and furnish to Portfolio shareholders the cost basis information and holding period for Portfolio shares purchased on or after January 1, 2012, and redeemed on or after that date. The Portfolios will permit Portfolio shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Portfolios will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Portfolio shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

3.8% Surtax. An additional 3.8% surtax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of US individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Taxation of Non-US Shareholders

Portfolio Distributions. Distributions of a Portfolio's investment company taxable income to non-US shareholders generally will be subject to US withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from a Portfolio's current and accumulated earnings and profits unless an exception applies. A Portfolio that traces the source of interest related dividends or short-term equity gains may, in certain circumstances, pay such dividends without withholding. Interest related dividends generally are that portion of the dividends paid by a Portfolio that are derived from US source interest or indebtedness for US federal income tax purposes and which, if paid directly by the issuer of such indebtedness to a non-US shareholder, would qualify for the exemption for US withholding tax generally applicable to portfolio interest, as defined in the Code. Short term capital gains dividends generally mean any dividend or part thereof which is reported by the Portfolio as a short term capital gain dividend in a written statement furnished to its shareholders subject to certain adjustments. However, no Portfolio provides any assurances that it may be able to obtain the information necessary to employ tracing, and, therefore, non-US shareholders may not be able to avoid withholding in this circumstance.

If a non-US shareholder receives distributions and such distributions are effectively connected with a US trade or business of the non-US shareholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-US shareholder, such distributions generally will be subject to US federal income tax at the rates applicable to US persons. In that case, a Portfolio will not be required to withhold US federal income tax if the non-US shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-US shareholder that is a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of a Portfolio's net capital gain (which generally is the excess of a Portfolio's net long term capital gain over a Portfolio's net short term capital loss) to a non-US shareholder, and gains recognized by a non-US shareholder upon the sale of the shares, will not be subject to withholding of US federal income tax and generally will not be subject to US federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a US trade or business of the non-US shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-US shareholder in the United States (as discussed above) or (b) the non-US shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-US shareholder, distributions, including deemed distributions, and gains recognized upon the sale of the shares that are effectively connected with a US trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-US shareholders are encouraged to consult their own tax advisers as to the applicability of an income tax treaty in their individual circumstances.

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If a Portfolio distributes its net capital gain in the form of deemed rather than actual distributions (which a Portfolio may do in the future), a non-US shareholder will be entitled to US federal income tax credit or tax refund equal to the non-US shareholder's allocable share of the tax the Portfolio pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-US shareholder must obtain a US taxpayer identification number (if one has not been previously obtained) and timely file a US federal income tax return even if the non-US shareholder would not otherwise be required to obtain a US taxpayer identification number or file a US federal income tax return.

Tax Withholding. A non-US shareholder who is otherwise subject to withholding of US federal income tax may be subject to information reporting and backup withholding of US federal income tax on dividends unless the non-US shareholder provides a Portfolio or the dividend paying agent with an IRS Form W 8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-US shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the shares and, after December 31, 2018, 30% of the gross proceeds from a sale of the shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its US owners and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial US owners or provides the name, address and taxpayer identification number of each substantial US owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-US shareholders that are otherwise eligible for an exemption from, or reduction of, US federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

State and Local Taxes

Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gain dividends from a Portfolio. Further, most states restrict deductions for capital losses.

Ownership of shares in a Portfolio could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of a Portfolio, if the Portfolio distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax. For tax years beginning in 2018 and before January 1, 2026, the deductibility of state and local taxes by individual investors against their US federal taxable income may be significantly limited.

ADDITIONAL INFORMATION ABOUT THE FUND AND PORTFOLIOS

As of March 31, 2019, no person owned of record or was known by the Fund to own beneficially 5% or more of a Class of the indicated Portfolio's outstanding voting securities except the following:

Name and Address	Percentage of Total Institutional Shares Outstanding
Developing Markets Equity Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, FL 3 Jersey City, NJ 07311	29.5%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	25.9%

88

Name and Address	Percentage of Total Institutional Shares Outstanding

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.6%

SEI Private Trust Company C/O TIAA Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	10.2%

Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street St Louis, MO 63103	9.9%

Dynamic Portfolio

Mac & Co. Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219	71.3%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	13.2%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Dept. Fl 4 Jersey City NJ 07310-1995	9.6%

Wells Fargo Bank NA FBO City Of Delano Pen GIC And Annuity 26023603 PO Box 1533 Minneapolis, MN 55480-1533	5.4%

Emerging Markets Advantage Portfolio

Charles Schwab & Co. Inc. Special Custody Account For Benefit Of Customers Attn: Mutual Fund 211 Main St San Francisco CA 94105-1905	58.9%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10012	28.5%

89

Name and Address	Percentage of Total Institutional Shares Outstanding

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd. Department Floor 4 Jersey City, NJ 07310	5.1%

Emerging Markets Core Equity Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	55.0%

Maril & Co C/O Reliance Trust Company (WI) 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304	14.9%

HOCO FBO Non Fid ERISA 922 Walnut St Mailstop TBTS 2 Kansas City MO 64106-1802	5.5%

Emerging Markets Debt Portfolio

Comerica Bank FBO Dingle P.O. Box 75000 Mail Code 3446 Detroit, MI 48275	21.2%

Charles Schwab & Co. Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	14.2%

JPMorgan Chase Bank NA As Custodian JPMorgan As Directed Trustee 4 Chase Metrotech Center, 6th Flr Brooklyn NY 11245-0003	11.2%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd Jersey City NJ 07310-1995	8.7%

JPMorgan Chase Bank NA As Custodian FBO E&Y Partnership Defined Benefit 4 Chase Metrotech Center, 6th Flr Brooklyn NY 11245-0003	7.6%

90

Name and Address	Percentage of Total Institutional Shares Outstanding
Emerging Markets Equity Blend Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd. Jersey City, NJ 07310	82.0%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, FL 3 Jersey City, NJ 07311	5.1%

Emerging Markets Equity Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, FL 4 499 Washington Blvd Jersey City, NJ 07310 Jersey City, NJ 07310	16.8%

Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103	9.7%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	7.5%

Charles Schwab & Co. Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	6.7%

Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	6.6%

Alaska Retirement Management Board Lafayette Corporate Center 2 Avenue De Lafayette Boston, MA 02111-1750	5.1%

Enhanced Opportunities Portfolio

91

Name and Address	Percentage of Total Institutional Shares Outstanding
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-0015	60.5%

Lazard Asset Management LLC FBO SR 2019 (Rev 2017) Attn: Brad Butash 30 Rockefeller Plaza New York, NY 10112-0015	13.2%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd Jersey City NJ 07310-1995	7.8%

Lazard Asset Management LLC FBO SR 2019 (Rev 2018) Attn: Brad Butash 30 Rockefeller Plaza New York, NY 10112-0015	5.8%

Lazard Asset Management LLC FBO SR 2020 (Rev 2018) Attn: Brad Butash 30 Rockefeller Plaza New York, NY 10112-0015	5.8%

Franchise Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-0015	59.4%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	38.7%

Global Equity Select Portfolio

Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillion Parkway St. Petersburg, FL 33716	62.9%

National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	22.1%

92

Name and Address	Percentage of Total Institutional Shares Outstanding

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	12.3%

Global Fixed Income Portfolio

National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Department FL 4 499 Washington Blvd. Jersey City, NJ 07310	83.2%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.9%

Global Listed Infrastructure Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department FL 4 499 Washington Blvd Jersey City, NJ 07310	32.8%

Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	12.6%

Charles Schwab & Co., Inc. FBO Its Customers 2ll Main Street San Francisco, CA 94105	9.1%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	6.5%

Global Strategic Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	94.6%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	5.4%

International Quality Growth Portfolio

93

Name and Address	Percentage of Total Institutional Shares Outstanding
Lazard Asset Management LLC 30 Rockefeller Plaza New York NY 10112-0015	95.2%

International Equity Advantage Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	89.4%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	10.6%

International Equity Concentrated Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	64.0%

John Hancock Trust Company LLC 690 Canton St, Suite 100 Westwood, MA 02090	14.6%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	12.0%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.1%

International Equity Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 2ll Main Street San Francisco, CA 94105	39.3%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	17.1%

94

Name and Address	Percentage of Total Institutional Shares Outstanding
Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	10.9%

International Equity Select Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	72.4%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	8.9%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246	5.7%

Mitra & Co FBO Ng C/O Reliance Trust Company WI 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	5.6%

International Equity Value Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd Jersey City, NJ 07310-1995	99.7%

International Small Cap Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	46.3%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	19.3%

95

Name and Address	Percentage of Total Institutional Shares Outstanding
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	18.4%

International Strategic Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	15.5%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	14.7%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	12.0%

Comerica Bank FBO Dingle - Erisa P.O. Box 75000 Mail Code 3446 Detroit, MI 48275-0001	5.3%

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	5.1%

Managed Volatility Portfolio

Wells Fargo Bank NA FBO Customer HLS&R Inc. Domestic Equities PO Box 1533 Minneapolis, MN 55480-1533	30.9%

Wells Fargo Bank NA FBO Customer HLS&R Education Domestic Equity PO Box 1533 Minneapolis, MN 55480-1533	25.0%

DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	15.6%

Charles Schwab & Co Inc. Special Custody Account For Benefit Of Customers Attn: Mutual Fd 211 Main St San Francisco CA 94105-1905	12.1%

96

Name and Address	Percentage of Total Institutional Shares Outstanding

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	5.2%

Opportunistic Strategies Portfolio

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	66.8%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept Fl 4 499 Washington Blvd Jersey City NJ 07310-1995	16.9%

Real Assets Portfolio

BNY Mellon NA PO Box 534005 Pittsburgh, PA 15253	91.0%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.7%

Realty Equity Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	52.8%

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	11.3%

UBS WM USA Omni Account M/F 1000 Harbor Blvd, Floor 5 Weehawken, NJ 07086	10.3%

US Corporate Income Portfolio

Mac & Co. Mutual Funds Operations A/C 792362 P.O. Box 3198 Pittsburgh, PA 15230	28.2%

97

Name and Address	Percentage of Total Institutional Shares Outstanding
National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	18.9%

Mac & Co. Mutual Funds Operations A/C 792203 500 Grant Street Room 151-1010 Pittsburgh, PA 15219	11.0%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.7%

Mac & Co. Mutual Funds Operations A/C 478892 500 Grant Street Room 151-1010 Pittsburgh, PA 15219	8.9%

US Equity Concentrated Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	53.4%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	19.8%

TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	10.8%

US Short Duration Fixed Income Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	39.4%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	29.3%

98

Name and Address	Percentage of Total Institutional Shares Outstanding
Lazard Freres & Company LLC 30 Rockefeller Plaza, 19th Floor New York, NY 10112	19.6%

US Small-Mid Cap Equity Portfolio

Alaska Retirement Management Board State Street Bank & Trust Co. Attn: Michael McElligott 2 Avenue De Lafayette Boston, MA 02111	47.5%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	22.5%

Voya Institutional Trust Company As Trustee FBO Mercedes Benz Usi 30 Braintree Hill Park Braintree MA 02184-8747	10.2%

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	6.4%

Equity Focus Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd Jersey City NJ 07310-1995	70.5%

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	17.8%

Name and Address	Percentage of Total Open Shares Outstanding

Developing Markets Equity Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	31.2%

99

Name and Address	Percentage of Total Open Shares Outstanding
Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	19.8%

E Trade Savings Bank FBO #75 PO Box 6503 Englewood, CO 80155-6503	9.0%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	8.0%

Great-West Trust Company LLC Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	6.5%

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	5.6%

Merrill Lynch For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	5.5%

Dynamic Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	43.9%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	22.6%

Charles Schwab & Co Inc. Special Custody Account For Benefit Of Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	16.7%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	15.0%

Emerging Markets Advantage Portfolio

100

Name and Address	Percentage of Total Open Shares Outstanding
National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	71.3%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	16.3%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	11.7%

Emerging Markets Core Equity Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	39.6%

Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds Department 211 Main Street San Francisco, CA 94105	31.7%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Fl 3 Jersey City, NJ 07311	8.8%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.6%

Emerging Markets Debt Portfolio

Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	59.2%

TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	14.9%

David A Petrarca Beachwood OH 44122-1212	7.4%

101

Name and Address	Percentage of Total Open Shares Outstanding
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	6.5%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Dept. Fl 4 Jersey City NJ 07310-1995	6.2%

Emerging Markets Equity Blend Portfolio

National Financial Services LLC FBO Its Customers Attn: Mutual Funds Dept. Fl 4 499 Washington Blvd. Jersey City, NJ 07310	58.0%

Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	18.0%

Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 880 Carillon Parkway St Petersburg, FL 33716-1102	5.2%

Emerging Markets Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	61.8%

Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	11.5%

Great-West Trust Company LLC TTEE/C FBO:Great West IRA Advantage C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	5.1%

Enhanced Opportunities Portfolio

102

Name and Address	Percentage of Total Open Shares Outstanding
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	96.7%

Equity Focus Portfolio

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	57.6%

Dana Gibson Emery TTEE Dana Gibson Emery Jr. C/O Dana Gibson Emery Larchmont, NY 10538-1937	13.6%

Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	11.2%

Gregory W Heinrich Barbara Ann Heinrich Henderson NV 89052-4175	5.2%

Franchise Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310	58.1%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	36.8%

Global Equity Select Portfolio

National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Dept Fl 4 Jersey City, NJ 07310	62.2%

Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	19.5%

103

Name and Address	Percentage of Total Open Shares Outstanding
Matrix Trust Company Cust. FBO Agentours, Inc. 401(k) PSP 717 17th Street Suite 1300 Denver, CO 80202	6.0%

Matrix Trust Company Cust. Fbo St. Pius X 403(b) 717 17th Street Suite 1300 Denver, CO 80202	6.0%

Global Fixed Income Portfolio

Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	60.2%

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	25.0%

Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis MO 63131-3729	14.6%

Global Listed Infrastructure Portfolio

National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Dept Fl 4 Jersey City, NJ 07310	45.2%

Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	28.9%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	10.2%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303	5.1%

104

Name and Address	Percentage of Total Open Shares Outstanding
Global Strategic Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	83.0%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	15.8%

International Quality Growth Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-0015	100.0%

International Equity Advantage Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	98.9%

International Equity Concentrated Portfolio

National Financial Services LLC FBO Its Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd. Jersey City, NJ 07310	94.5%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303	5.5%

International Equity Portfolio

PIMS/Prudential Retirement As Nominee For TT/Cust The MGM Resorts 401(K) Savings 840 Grier Drive Las Vegas, NV 89119-3778	56.8%

Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	17.4%

Merrill Lynch For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	7.3%

105

Name and Address	Percentage of Total Open Shares Outstanding
National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	5.3%

International Equity Select Portfolio

Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	31.5%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	24.8%

National Financial Services LLC FBO Its Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd. Jersey City, NJ 07310	21.8%

Nationwide Trust Co. Fsb C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218	9.5%

International Equity Value Portfolio

Charles Schwab & Co Inc. Special Custody Account For Benefit Of Customers Attn: Mutual Fund 211 Main St San Francisco, CA 94105-1905	59.7%

TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	30.7%

International Small Cap Portfolio

Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	51.2%

106

Name and Address	Percentage of Total Open Shares Outstanding
National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Jersey City NJ 07310-1995	16.7%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11.6%

TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	7.1%

International Strategic Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Jersey City NJ 07310-1995	32.1%

Charles Schwab & Co., Inc. Special Custody Account FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	23.4%

Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	19.6%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	6.8%

Managed Volatility Portfolio

National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310	63.5%

Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	16.5%

107

Name and Address	Percentage of Total Open Shares Outstanding

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	12.1%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Fl 3 Jersey City, NJ 07311	6.0%

Opportunistic Strategies Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Jersey City NJ 07310-1995	22.7%

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	20.8%

TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	17.6%

Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	15.9%

Charles Schwab & Co Inc Special Custody Account For Benefit Of Customers 211 Main St San Francisco CA 94105-1905	11.9%

Real Assets Portfolio

National Financial Services FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310	77.8%

Charles Schwab & Co Inc. Special Custody Account For Benefit Of Customers Attn: Mutual Fund 211 Main St San Francisco CA 94105-1905	13.5%

108

Name and Address	Percentage of Total Open Shares Outstanding
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	5.5%

Realty Equity Portfolio

National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Dept. Fl. 4 Jersey City, NJ 07310	59.9%

Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	24.7%

Small-Mid Cap Portfolio

Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	24.6%

Nationwide Life Insurance Co. c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	15.5%

National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Dept Fl 4 Jersey City, NJ 07310	12.5%

TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	7.3%

Nationwide Life Ins Co. C/O IPO Port Acct PO Box 182029 Columbus, OH 43218-2029	7.1%

Merrill Lynch For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East Jacksonville FL 32246-6484	7.1%

109

Name and Address	Percentage of Total Open Shares Outstanding

TD Ameritrade Trust Company P.O. Box 17748 Denver, CO 80217-0748	5.8%

US Corporate Income Portfolio

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	35.0%

Merrill Lynch FBO Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Fl Jacksonville, FL 32246	21.5%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303	14.1%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Jersey City NJ 07310-1995	13.4%

US Equity Concentrated Portfolio

Charles Schwab & Co. Inc. Special Custody Account For Benefit Of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	21.9%

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	15.7%

National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310	15.1%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Fl 3 Jersey City NJ 07311	7.9%

110

Name and Address	Percentage of Total Open Shares Outstanding
Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	7.8%

Capinco C/O US Bank NA 1555 N Rivercenter Dr, Ste 302 Milwaukee, WI 53212-3958	6.5%

Equitable Trust Company 4400 Harding Road, Suite 310 Nashville TN 37205-2314	5.1%

US Short Duration Fixed Income Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Dept Fl 4 Jersey City NJ 07310-1995	49.9%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	44.0%

Lisa N Seidman & Scott Seidman East Brunswick, NJ 08816-3236	6.1%

Name and Address	Percentage of Total R6 Shares Outstanding

Emerging Markets Core Equity Portfolio

Voya Institutional Trust Company 1 Orange Way #B3N Windsor, CT 06095-4774	99.5%

Emerging Markets Debt Portfolio

Windstream Master Trust 4001 N Rodney Parham Rd Little Rock AR 72212-2459	74.4%

Inergi LP Pension Plan Attn: Heidi Vagners 200 University Avenue Ste 1100 Toronto Ontario M5H3C6 Canada	12.9%

111

Name and Address	Percentage of Total R6 Shares Outstanding
New Horizon System Solutions Pension Plan Attn: Heidi Vagners 200 University Avenue Suite 1100 Toronto Ontario M5H3C6 Canada	12.7%

Emerging Markets Equity Portfolio

National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310	36.4%

Mac&Co A/C 684487 Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh PA 15219-2502	30.8%

ON Moderate Growth Model Portfolio One Financial Way Cincinnati, OH 45242-5851	15.7%

ON Balanced Model Portfolio One Financial Way Cincinnati, OH 45242-5851	6.7%

Equity Focus Portfolio

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Jersey City NJ 07310-1995	100.0%

International Equity Portfolio

JPMorgan Chase Bank NA Cust FBO TIAA Separate Account Va-3 4 Chase Metrotech Ctr 4th Floor Brooklyn, NY 11245-0003	22.8%

MAC & Co. A/C 864217 Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh PA 15219-2502	18.3%

112

Name and Address	Percentage of Total R6 Shares Outstanding
TIAA, FSB Cust/TTEE FBO: Retirement Plans For Which TIAA Acts As Recordkeeper Attn: Trust Operations 211 N Broadway, Ste 1000 St. Louis MO 63102-2748	13.7%

National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd Jersey City, NJ 07310-1995	11.6%

Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte NC 28288-1076	6.2%

U.S. Bank FBO Columbia Bank Retirement Plan 1555 N Rivercenter Drive Suite 302 Milwaukee WI 53212-3958	5.1%

International Strategic Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	73.5%

PIMS Prudential Retirement FBO Repsol USA 401(k) Plan 2455 Technology Forest Blvd. The Woodlands, TX 77381-5205	13.4%

US Corporate Income Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York NY 10112	100.0%

US Equity Concentrated Portfolio

SEI Private Trust Company C/O ID 337 Attn: Mutual Funds One Freedom Valley Drive Oaks PA 19456-9989	95.0%

Certain shareholders of a Portfolio may from time to time own or control a significant percentage of the Portfolio's shares ("Large Shareholders"). Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Investment Manager, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or Portfolios managed by the Investment Manager or its affiliates. Large Shareholders may redeem all or a portion of their shares of a Portfolio at any time or may be

113

required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to US banking entities and their affiliates, such as the Investment Manager). Redemptions by Large Shareholders of their shares of a Portfolio may force the Portfolio to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the Portfolio, in order to meet redemption requests. These sales may adversely affect a Portfolio's NAV and may result in increasing the Portfolio's liquidity risk, transaction costs and/or taxable distributions.

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio's total outstanding shares may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients' accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Fund. Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based on the relative net assets of the applicable Class.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the rule.

114

Each Portfolio will send annual and semi-annual financial statements to its shareholders.

The Fund's Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in the Fund. In addition to the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. For information on the special monthly summary of accounts, contact the Fund.

ICE BofA Merrill Lynch is licensing the ICE BofA Merrill Lynch indices "as is," makes no warranties regarding the same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of ICE BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend any company, or any of its products or services.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proskauer Rose LLP, Eleven Times Square, New York, NY 10036, serves as counsel to the Fund and to the independent board members.

Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, NY 10112, is the independent registered public accounting firm for the Fund.

115

APPENDIX A

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P and Moody's.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

▪ likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

▪ nature of and provisions of the financial obligation and the promise S&P imputes; and

▪ protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that a rating has not been assigned or is no longer assigned.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions. An S&P US municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

▪ amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

▪ source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody's

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities.

Long-Term Obligation Ratings and Definitions. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be speculative of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Short-Term Ratings. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated "SG."

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

For VRDOs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDOs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

APPENDIX B

PROXY VOTING POLICY

LAZARD ASSET MANAGEMENT LLC

Proxy Voting Policy and Procedures Overview

Lazard Asset Management LLC (the "Investment Manager") is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, the Investment Manager has a fiduciary obligation to vote proxies in the best interests of its clients. The Investment Manager's Proxy Voting Policy has been developed with the goal of maximizing the long term shareholder value of its clients' portfolios.

The Investment Manager does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. The Investment Manager's policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. The Investment Manager also has defined policies and procedures to address potential material conflicts of interest associated with proxy voting, and does so principally in setting approved guidelines for various common proposals.

Proxy Operations Department

The Investment Manager's proxy voting process is administered by members of its Operations Department (the "Proxy Administration Team"). Oversight of the process is provided by the Investment Manager's Legal/Compliance Department and the Proxy Committee.

Proxy Committee

The Investment Manager's Proxy Committee is comprised of senior investment professionals, members of the Legal/Compliance Department and other personnel of the Investment Manager. The Proxy Committee meets regularly, generally on a quarterly basis, to review the Investment Manager's Proxy Voting Policy and other matters relating to the firm's proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as needed.

Role of Third Parties

The Investment Manager currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services ("ISS") and by Glass, Lewis & Co. ("Glass Lewis"). These proxy advisory services provide independent analysis and recommendations regarding various companies' proxy proposals. While this research serves to help improve the Investment Manager's understanding of the issues surrounding a company's proxy proposals, the Investment Manager's investment professionals are ultimately responsible for providing the vote recommendation for a given non-routine proposal. Voting for each agenda of each meeting is instructed specifically by the Investment Manager in accordance with its Proxy Voting Policy.

ISS additionally provides administrative services related to proxy voting such as web-based platform for proxy voting, ballot processing, recordkeeping and reporting.

Voting Process

The Investment Manager votes on behalf of its clients according to proxy voting guidelines approved by the Proxy Committee ("Approved Guidelines"). The Approved Guidelines determine whether a specific agenda item should be voted 'For,' 'Against,' or is to be considered on a case-by case basis. The Proxy Administration Team ensures that the investment professionals responsible for proxy voting are aware of the Approved Guidelines for each proposal. Voting on a proposal in a manner that is inconsistent with an Approved Guideline requires approval of the Proxy Committee.

With respect to proposals to be voted on a case-by-case basis, the Proxy Administration Team will consult with relevant investment professionals prior to determining how to vote on a proposal. The Investment Manager

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generally will treat proxy votes and voting intentions as confidential in the period before votes are cast, and for appropriate time periods thereafter.

Conflicts of Interest

Meetings that pose a potential material conflict of interest for the Investment Manager are voted in accordance with Approved Guidelines. Where the Approved Guideline is to vote on a case-by-case basis, the Investment Manager will vote in accordance with the majority recommendation of the independent proxy services. Potential material conflicts of interest include:

▪ • The Investment Manager manages the company's pension plan;

▪ • The shareholder proponent of a proposal is an Investment Manager client;

▪ • An Investment Manager employee sits on a company's board of directors;

▪ • The Investment Manager serves as financial advisor or provides other services to the company; or

▪ • An Investment Manager employee has a material relationship with the company.

"Conflict Meetings" are voted in accordance with the Investment Manager's Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, the Investment Manager's policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which it subscribes.

Voting Exceptions

It is the Investment Manager's intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in the Investment Manager's view, in the best interests of its clients; the Investment Manager does not generally vote proxies for securities loaned by clients through a custodian's stock lending program.

Environmental, Social and Corporate Governance

The Investment Manager's Environmental, Social and Corporate Governance ("ESG") Policy outlines its approach to ESG and how its investment professionals take ESG issues into account as part of the investment process. The Investment Manager recognizes that ESG issues can affect the valuation of companies that it invests in on its clients' behalf. As a result, the Investment Manager takes these factors into consideration when voting and, consistent with its fiduciary duty, votes proposals in a way it believes will increase shareholder value.

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